                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-06241


                            Loomis Sayles Funds II
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)


              399 Boylston Street, Boston, Massachusetts   02116
--------------------------------------------------------------------------------
            (Address of principal executive offices)     (Zip code)


                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: September 30


Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] IXIS | ADVISOR FUNDS

  Income Funds
  Semiannual Report
  March 31, 2007
[LOGO]


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 17

Financial Statements....Page 41

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

At their meeting last fall, the Federal Reserve Board paused in its series of rate hikes, leaving short-term interests rates unchanged during the six months ended March 31, 2007. Although the U.S. economic expansion moved forward at a slower pace than in previous months, corporate profits remained healthy. This, coupled with investor demand for high income, has had a positive impact on prices of high-yielding domestic bonds. Security selection within this sector was principally responsible for Loomis Sayles Core Plus Bond Fund's out-performance during the fiscal period.

Based on the net asset value of its Class A shares and $0.27 in reinvested dividends, the fund's total return was 3.51%. This compared favorably with the 2.76% return on the fund's benchmark, the Lehman Aggregate Bond Index, and the average return on the funds in its Morningstar Intermediate-Term Bond category, which was also 2.76%. The fund's 30-day SEC yield on March 31, 2007 was 3.95%.

BEST RESULTS CAME FROM DOMESTIC HIGH-YIELD AND NON-DOLLAR ISSUES
Most sectors of the U.S. fixed-income market performed well during the period. The fund had approximately 10% of its assets in high-yielding, domestic issues, with substantial holdings in U.S. investment-grade bonds. The fund's portfolio also includes securities backed by mortgages and other assets and U.S. government agencies, as well as international and emerging-market securities. (The benchmark has no foreign holdings.)

We built up the fund's non-dollar allocation modestly during the period, reflecting economic optimism in the Asian region. A correction in the richly valued Chinese stock market led to a spike in volatility, and the fund's holdings in mortgage-backed securities were a slight drag on performance near the end of the period, reflecting concerns over subprime lending. However, this volatility proved to be short-lived. Issues backed by commercial mortgages performed relatively well, as profit risk on commercial space was low, but our underweight position in these securities compared to the benchmark trimmed the fund's performance lead in other markets.

SECURITY SELECTION, EMPHASIS ON NON-CYCLICALS HELPED, JAPANESE CURRENCY HURT Security selection played a key role during the period, as did the fund's relatively long duration relative to the benchmark. Some holdings rose in value on speculation that they might be upgraded. Domestic bonds backed by consumer non-cyclical companies - those whose businesses tend to be less sensitive to the economic cycle - also benefited results. But bonds denominated in the Japanese yen lagged as the currency came under pressure early in the period. Investors had borrowed in the low-yielding yen and invested the proceeds in higher-yielding currencies. However, interest rates rose in Japan, undercutting the yield advantage sought in this "carry trade" strategy. The yen subsequently recovered and we increased portfolio weightings in Japan and other Asian economies that appear favorably positioned.

OUTLOOK IS FOR CONTINUED FAVORABLE CONDITIONS
We believe the current economic sluggishness in the United States may represent a pause before activity picks up later in 2007, although we expect the pace to be more moderate. We are maintaining the portfolio's overall high quality profile because we believe prospects for gains have diminished among lower quality tiers, where many issues appear to be overvalued, in our opinion.

Accordingly, we pared back our emphasis on high-yielding corporate bonds because we think there is now limited potential for further appreciation. Moreover, the fund's duration is currently longer than the benchmark, making it more susceptible to interest-rate shifts. Our current strategy is intended to position the fund advantageously if the economy slows down for a time, causing interest rates to fall and bond prices to rise. If this occurs, it would reduce inflationary pressures and make the Fed less inclined to raise short-term interest rates again.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  March 31, 1997 through March 31, 2007

                                    [CHART]

             Net Asset    Maximum Sales   Lehman Aggregate     Lehman U.S.
             Value/1/      Charge/2/         Bond Index       Credit Index
            ----------    -------------   ----------------   ----------------
 3/31/1997    $10,000         $ 9,550         $10,000           $10,000
 4/30/1997     10,110           9,655          10,150            10,152
 5/31/1997     10,246           9,785          10,246            10,267
 6/30/1997     10,427           9,958          10,367            10,412
 7/31/1997     10,846          10,358          10,647            10,793
 8/31/1997     10,662          10,182          10,556            10,634
 9/30/1997     10,874          10,384          10,712            10,820
10/31/1997     10,977          10,483          10,867            10,957
11/30/1997     11,028          10,531          10,917            11,019
12/31/1997     11,141          10,640          11,027            11,135
 1/31/1998     11,289          10,781          11,169            11,267
 2/28/1998     11,325          10,816          11,160            11,264
 3/31/1998     11,396          10,883          11,199            11,305
 4/30/1998     11,448          10,933          11,257            11,377
 5/31/1998     11,565          11,044          11,364            11,512
 6/30/1998     11,608          11,085          11,460            11,597
 7/31/1998     11,577          11,056          11,485            11,586
 8/31/1998     11,463          10,947          11,671            11,640
 9/30/1998     11,905          11,370          11,945            12,017
10/31/1998     11,780          11,250          11,882            11,832
11/30/1998     12,015          11,474          11,949            12,055
12/31/1998     12,034          11,492          11,985            12,090
 1/31/1999     12,164          11,617          12,070            12,209
 2/28/1999     11,918          11,382          11,860            11,920
 3/31/1999     12,083          11,539          11,926            12,004
 4/30/1999     12,178          11,630          11,963            12,039
 5/31/1999     11,914          11,378          11,858            11,878
 6/30/1999     11,838          11,305          11,821            11,816
 7/31/1999     11,791          11,261          11,770            11,751
 8/31/1999     11,744          11,216          11,764            11,722
 9/30/1999     11,943          11,405          11,901            11,850
10/31/1999     11,970          11,432          11,945            11,904
11/30/1999     11,988          11,449          11,944            11,917
12/31/1999     11,994          11,454          11,886            11,854
 1/31/2000     11,944          11,406          11,848            11,812
 2/29/2000     12,079          11,535          11,991            11,921
 3/31/2000     12,244          11,693          12,149            12,023
 4/30/2000     12,019          11,478          12,114            11,917
 5/31/2000     11,930          11,393          12,108            11,873
 6/30/2000     12,292          11,738          12,360            12,171
 7/31/2000     12,364          11,808          12,473            12,319
 8/31/2000     12,524          11,960          12,653            12,479
 9/30/2000     12,542          11,978          12,733            12,545
10/31/2000     12,471          11,910          12,817            12,557
11/30/2000     12,589          12,023          13,027            12,720
12/31/2000     12,881          12,302          13,268            12,966
 1/31/2001     13,201          12,607          13,485            13,321
 2/28/2001     13,332          12,732          13,603            13,437
 3/31/2001     13,348          12,747          13,671            13,521
 4/30/2001     13,271          12,674          13,614            13,472
 5/31/2001     13,356          12,755          13,696            13,595
 6/30/2001     13,360          12,759          13,748            13,664
 7/31/2001     13,698          13,082          14,056            14,021
 8/31/2001     13,850          13,227          14,217            14,209
 9/30/2001     13,792          13,172          14,382            14,188
10/31/2001     14,064          13,431          14,683            14,540
11/30/2001     13,971          13,342          14,481            14,414
12/31/2001     13,815          13,193          14,389            14,315
 1/31/2002     13,783          13,163          14,505            14,436
 2/28/2002     13,729          13,111          14,646            14,545
 3/31/2002     13,579          12,968          14,402            14,277
 4/30/2002     13,707          13,090          14,681            14,475
 5/31/2002     13,822          13,200          14,806            14,667
 6/30/2002     13,489          12,882          14,934            14,691
 7/31/2002     13,333          12,733          15,114            14,683
 8/31/2002     13,637          13,023          15,370            15,064
 9/30/2002     13,682          13,066          15,619            15,350
10/31/2002     13,605          12,993          15,547            15,172
11/30/2002     13,864          13,240          15,543            15,369
12/31/2002     14,207          13,568          15,864            15,822
 1/31/2003     14,287          13,644          15,878            15,873
 2/28/2003     14,493          13,840          16,098            16,191
 3/31/2003     14,535          13,881          16,085            16,202
 4/30/2003     14,753          14,089          16,218            16,502
 5/31/2003     15,046          14,369          16,520            17,022
 6/30/2003     15,070          14,392          16,487            16,981
 7/31/2003     14,553          13,899          15,933            16,257
 8/31/2003     14,693          14,032          16,039            16,384
 9/30/2003     15,116          14,436          16,464            16,956
10/31/2003     15,079          14,400          16,310            16,776
11/30/2003     15,171          14,488          16,349            16,853
12/31/2003     15,416          14,723          16,515            17,040
 1/31/2004     15,549          14,849          16,648            17,213
 2/29/2004     15,669          14,964          16,828            17,429
 3/31/2004     15,786          15,076          16,955            17,597
 4/30/2004     15,384          14,691          16,513            17,043
 5/31/2004     15,248          14,562          16,447            16,923
 6/30/2004     15,341          14,651          16,540            16,995
 7/31/2004     15,515          14,816          16,704            17,204
 8/31/2004     15,825          15,113          17,023            17,610
 9/30/2004     15,915          15,199          17,069            17,709
10/31/2004     16,089          15,365          17,212            17,881
11/30/2004     16,056          15,334          17,075            17,701
12/31/2004     16,202          15,473          17,232            17,933
 1/31/2005     16,241          15,510          17,340            18,075
 2/28/2005     16,225          15,495          17,238            17,968
 3/31/2005     16,014          15,294          17,149            17,745
 4/30/2005     16,081          15,358          17,381            17,983
 5/31/2005     16,231          15,501          17,569            18,234
 6/30/2005     16,338          15,603          17,665            18,379
 7/31/2005     16,292          15,559          17,504            18,195
 8/31/2005     16,459          15,718          17,729            18,471
 9/30/2005     16,301          15,567          17,546            18,195
10/31/2005     16,186          15,458          17,407            17,996
11/30/2005     16,246          15,515          17,484            18,105
12/31/2005     16,380          15,642          17,651            18,284
 1/31/2006     16,434          15,694          17,652            18,247
 2/28/2006     16,493          15,751          17,710            18,328
 3/31/2006     16,371          15,634          17,536            18,070
 4/30/2006     16,382          15,645          17,505            18,004
 5/31/2006     16,335          15,600          17,486            17,972
 6/30/2006     16,348          15,612          17,523            18,000
 7/31/2006     16,570          15,824          17,760            18,265
 8/31/2006     16,795          16,040          18,032            18,603
 9/30/2006     16,958          16,195          18,190            18,811
10/31/2006     17,106          16,336          18,310            18,961
11/30/2006     17,357          16,576          18,523            19,228
12/31/2006     17,253          16,477          18,415            19,063
 1/31/2007     17,265          16,488          18,408            19,058
 2/28/2007     17,586          16,795          18,692            19,443
 3/31/2007     17,551          16,761          18,692            19,350


Average Annual Total Returns -- March 31, 2007/4/


                                     6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value/1/                     3.51%   7.22%  5.26%    5.78%
With Maximum Sales Charge/2/          -1.15    2.41   4.30     5.29

CLASS B (inception 9/13/93)
Net Asset Value/1/                     3.19    6.43   4.49     5.00
With CDSC/3/                          -1.81    1.43   4.16     5.00

CLASS C (Inception 12/30/94)
Net Asset Value/1/                     3.09    6.43   4.48     4.99
With CDSC/3/                           2.09    5.43   4.48     4.99

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                     3.72    7.56   5.66     6.14
---------------------------------------------------------------------

COMPARATIVE PERFORMANCE              6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman Aggregate Bond Index            2.76%   6.59%  5.35%    6.46%
Lehman U.S. Credit Index               2.87    7.08   6.27     6.82
Morningstar Int.-Term Bond Fund Avg.   2.76    6.17   4.99     5.75

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/2007  9/30/2006
------------------------------------------
Aaa                    67.9       56.4
------------------------------------------
Aa                      2.3        1.5
------------------------------------------
A                       2.7        1.2
------------------------------------------
Baa                    10.3       16.6
------------------------------------------
Ba                      5.4       13.1
------------------------------------------
B                       3.0        5.0
------------------------------------------
Caa                     0.8         --
------------------------------------------
Not Rated*              4.1        4.7
------------------------------------------
Short-term and other    3.5        1.5
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less               9.9         6.8
--------------------------------------------------
1-5 years                   35.3        39.4
--------------------------------------------------
5-10 years                  36.9        38.5
--------------------------------------------------
10+ years                   17.9        15.3
--------------------------------------------------
Average Effective Maturity   8.2 years   7.6 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/5/ Net Expense Ratio/6/
-------------------------------------------------------
     A              1.08                  1.05
-------------------------------------------------------
     B              1.83                  1.80
-------------------------------------------------------
     C              1.82                  1.80
-------------------------------------------------------
     Y              0.80                  0.80
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/Before waivers and reimbursements.
/6/After waivers and reimbursements.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Matthew J. Eagan, CFA
Kathleen C. Gaffney, CFA
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

Higher-risk, higher-yielding bonds started Loomis Sayles High Income Fund's fiscal year on a strong note, amid steady economic growth. By early February, investor demand for higher income and their comfort level with risk had driven up prices on high-yielding corporate bonds, narrowing the "spread" - the yield advantage these bonds have over U.S. Treasuries - to their tightest levels in years. However, a sharp drop in China's stock market in February drew nervous equity investors to the safer haven of high-quality U.S. Treasury securities. Spreads widened out again, ending March at about the same levels that prevailed at the beginning of January, 2007. Meanwhile, concern over the weak U.S. housing market and softening business spending added to investors' caution, which increased selling pressure on long-term bonds. The yield curve, a graphic representation of the difference in yield between short- and long-term bonds, widened.

For the six months ended March 31, 2007, the fund's total return was 7.55%, based on the net asset value of Class A shares and $0.20 in reinvested dividends. The fund's return surpassed both its benchmark, the Lehman High Yield Composite Index, which returned 6.95% for the period, and the 6.77% average return on Morningstar's High Yield Bond category. As of March 31, 2007, the fund's SEC yield was 5.45%.

STRATEGY REFLECTED INVESTORS' RISK TOLERANCE
For the period as a whole, higher-yielding securities outperformed the market. As corporate earnings improved, investors became less worried about potential defaults. The supply of new bonds coming to market also dried up. Among the fund's domestic high-yield bonds, careful research led to strong contributions from select industrial and utility holdings. Lower-quality bonds within the CCC and BBB rating categories also aided fund returns, but prices of longer-maturity CCC issues, which are below investment grade, suffered when interest rates on higher-quality bonds rose late in the period. The fund's relatively small position in high-quality, A-rated bonds also trimmed the fund's lead late in the period.

The portfolio's duration, or price sensitivity to interest rate changes, was longer than that of the benchmark, and changed relatively little during the six-month period. Although this relatively aggressive stance hurt results when interest rates rose, we are comfortable with the fund's positioning and are researching additional opportunities in longer-maturity bonds.

NON-U.S.-DOLLAR COMMITMENTS PLAYED A KEY ROLE
Successful security selection brought favorable returns on bonds denominated in several foreign currencies. Emerging market economies continued to thrive on strong global demand for commodities and reductions in their overall indebtedness. Holdings in the Brazilian real, Thai baht, Mexican peso and Malaysian ringgit benefited returns. However, bonds denominated in weaker currencies, including those of Indonesia, South Korea and Russia, held back results for the fiscal period. Holdings in the Japanese yen also weakened when interest rates in Japan rose, obliging investors to repay money they had borrowed earlier when rates were low. Disappointing sectors included telecommunications companies and some government-linked issues.

OUTLOOK IS FOR MODERATE GROWTH
We believe the recent slowing in the U.S. economy constitutes a pause, which should be followed by continued growth in the economy and corporate profits, although at a slower pace than before. This scenario might ease inflationary pressures, a development that would reduce pressure on the Fed to resume raising rates. Worsening conditions in the housing market could disturb other areas of the economy and could even prompt the Fed to cut short-term interest rates, although we think this is unlikely. Caution among lending institutions following recent mortgage defaults might also squeeze credit availability and cast doubt on the economic re-acceleration that we anticipate. With valuations of some high-yield securities still very high, in our opinion, return expectations seem modest. However, we believe our research-intensive approach, global reach and flexibility to make tactical adjustments may add to returns in the months ahead.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  March 31, 1997 through March 32, 2007

                                     [CHART]

            Net Asset       Maximum Sales   Lehman High Yield
             Value/1/         Charge/2/     Composite Index
            ---------       -------------   ------------------
 3/31/1997   $10,000          $ 9,550             $10,000
 4/30/1997    10,056            9,603              10,098
 5/31/1997    10,390            9,922              10,322
 6/30/1997    10,457            9,987              10,465
 7/31/1997    10,743           10,259              10,752
 8/31/1997    10,812           10,325              10,728
 9/30/1997    11,134           10,633              10,940
10/31/1997    11,037           10,540              10,950
11/30/1997    11,185           10,682              11,055
12/31/1997    11,289           10,781              11,152
 1/31/1998    11,458           10,943              11,352
 2/28/1998    11,442           10,927              11,419
 3/31/1998    11,560           11,040              11,526
 4/30/1998    11,622           11,099              11,572
 5/31/1998    11,604           11,082              11,612
 6/30/1998    11,643           11,119              11,654
 7/31/1998    11,626           11,103              11,720
 8/31/1998    10,819           10,332              11,073
 9/30/1998    10,716           10,234              11,123
10/31/1998    10,491           10,019              10,895
11/30/1998    11,244           10,738              11,347
12/31/1998    11,095           10,596              11,360
 1/31/1999    11,345           10,834              11,529
 2/28/1999    11,416           10,902              11,461
 3/31/1999    11,601           11,079              11,570
 4/30/1999    11,850           11,317              11,794
 5/31/1999    11,560           11,040              11,635
 6/30/1999    11,528           11,009              11,610
 7/31/1999    11,482           10,965              11,656
 8/31/1999    11,302           10,794              11,528
 9/30/1999    11,229           10,724              11,445
10/31/1999    11,330           10,820              11,369
11/30/1999    11,405           10,892              11,501
12/31/1999    11,538           11,019              11,632
 1/31/2000    11,410           10,897              11,581
 2/29/2000    11,462           10,946              11,604
 3/31/2000    11,115           10,615              11,360
 4/30/2000    11,109           10,609              11,378
 5/31/2000    10,799           10,313              11,261
 6/30/2000    11,126           10,625              11,491
 7/31/2000    11,192           10,688              11,578
 8/31/2000    11,147           10,645              11,658
 9/30/2000    10,916           10,425              11,556
10/31/2000    10,371            9,905              11,186
11/30/2000     9,510            9,082              10,743
12/31/2000     9,680            9,244              10,950
 1/31/2001    10,804           10,317              11,770
 2/28/2001    10,750           10,266              11,927
 3/31/2001    10,200            9,741              11,646
 4/30/2001     9,887            9,442              11,501
 5/31/2001     9,914            9,468              11,708
 6/30/2001     9,345            8,924              11,380
 7/31/2001     9,529            9,100              11,547
 8/31/2001     9,455            9,030              11,684
 9/30/2001     8,595            8,208              10,898
10/31/2001     8,500            8,118              11,168
11/30/2001     8,776            8,381              11,575
12/31/2001     8,649            8,259              11,528
 1/31/2002     8,702            8,311              11,608
 2/28/2002     8,438            8,058              11,446
 3/31/2002     8,665            8,275              11,722
 4/30/2002     8,594            8,207              11,909
 5/31/2002     8,468            8,087              11,843
 6/30/2002     7,863            7,509              10,970
 7/31/2002     7,333            7,003              10,491
 8/31/2002     7,590            7,249              10,790
 9/30/2002     7,309            6,980              10,648
10/31/2002     7,305            6,976              10,555
11/30/2002     7,791            7,440              11,209
12/31/2002     7,883            7,529              11,366
 1/31/2003     8,050            7,688              11,744
 2/28/2003     8,163            7,796              11,889
 3/31/2003     8,374            7,997              12,231
 4/30/2003     8,858            8,459              12,957
 5/31/2003     9,013            8,607              13,091
 6/30/2003     9,208            8,793              13,467
 7/31/2003     9,024            8,618              13,319
 8/31/2003     9,120            8,710              13,472
 9/30/2003     9,419            8,995              13,841
10/31/2003     9,620            9,187              14,120
11/30/2003     9,821            9,379              14,334
12/31/2003    10,083            9,629              14,659
 1/31/2004    10,239            9,778              14,938
 2/29/2004    10,194            9,735              14,901
 3/31/2004    10,252            9,791              15,002
 4/30/2004    10,018            9,567              14,900
 5/31/2004     9,758            9,319              14,648
 6/30/2004     9,969            9,520              14,858
 7/31/2004    10,050            9,597              15,060
 8/31/2004    10,324            9,859              15,355
 9/30/2004    10,467            9,996              15,578
10/31/2004    10,699           10,217              15,860
11/30/2004    10,868           10,379              16,051
12/31/2004    11,126           10,626              16,290
 1/31/2005    11,163           10,661              16,269
 2/28/2005    11,422           10,908              16,508
 3/31/2005    11,018           10,522              16,028
 4/30/2005    10,793           10,307              15,872
 5/31/2005    11,074           10,575              16,154
 6/30/2005    11,337           10,827              16,471
 7/31/2005    11,515           10,997              16,759
 8/31/2005    11,576           11,055              16,791
 9/30/2005    11,550           11,030              16,623
10/31/2005    11,406           10,893              16,507
11/30/2005    11,518           11,000              16,593
12/31/2005    11,686           11,160              16,736
 1/31/2006    12,035           11,493              17,003
 2/28/2006    12,219           11,669              17,116
 3/31/2006    12,265           11,713              17,219
 4/30/2006    12,336           11,781              17,325
 5/31/2006    12,113           11,568              17,323
 6/30/2006    12,135           11,589              17,262
 7/31/2006    12,251           11,700              17,431
 8/31/2006    12,514           11,950              17,714
 9/30/2006    12,635           12,066              17,965
10/31/2006    12,903           12,322              18,209
11/30/2006    13,143           12,551              18,515
12/31/2006    13,307           12,708              18,718
 1/31/2007    13,425           12,821              18,927
 2/28/2007    13,595           12,983              19,192
 3/31/2007    13,589           12,978              19,212


Average Annual Total Returns -- March 31, 2007/4/


                                                                          SINCE
                                      6 MONTHS 1 YEAR 5 YEARS 10 YEARS  INCEPTION

CLASS A (Inception 2/22/84)
Net Asset Value/1/                      7.55%  10.78%   9.42%   3.12%       --
With Maximum Sales Charge/2/            2.71    5.81    8.40    2.65        --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                      7.07   10.09    8.59    2.36        --
With CDSC/3/                            2.07    5.09    8.30    2.36        --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                      7.28   10.10    8.63      --      1.14
With CDSC/3/                            6.28    9.10    8.63      --      1.14
-----------------------------------------------------------------------------------

                                                                          SINCE
                                                                         CLASS C
COMPARATIVE PERFORMANCE               6 MONTHS 1 YEAR 5 YEARS 10 YEARS INCEPTION/5/
Lehman High Yield Composite Index       6.95%  11.58%  10.39%   6.75%     5.84%
Morningstar High Yield Bond Fund Avg.   6.77   10.15    9.27    5.56      4.25

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/2007  9/30/2006
------------------------------------------
Aaa                     4.3        8.0
------------------------------------------
Aa                      3.4        2.5
------------------------------------------
A                       0.8        0.5
------------------------------------------
Baa                     6.8        6.8
------------------------------------------
Ba                     14.7       17.4
------------------------------------------
B                      31.3       39.4
------------------------------------------
Caa                    12.8        6.8
------------------------------------------
Not Rated*             13.3       13.7
------------------------------------------
Short-term and other   12.6        4.9
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.



                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less              13.2         4.0
--------------------------------------------------
1-5 years                   22.1        25.9
--------------------------------------------------
5-10 years                  18.8        23.1
--------------------------------------------------
10+ years                   45.9        47.0
--------------------------------------------------
Average Effective Maturity  11.1 years  12.0 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.48                  1.15
-------------------------------------------------------
     B              2.25                  1.90
-------------------------------------------------------
     C              2.23                  1.90
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/The since-inception comparative performance figures shown for Class C shares are calculated from 4/1/98.
/6/Before waivers and reimbursements.
/7/After waivers and reimbursements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

After raising the federal funds rate (the interest rate banks charge one another for overnight loans) repeatedly last year, the Federal Reserve Board has left rates unchanged since its meetings last fall, resulting in a period of relative calm for bond prices. Loomis Sayles Limited Term Government and Agency Fund's total return for the six months ended March 31, 2007 was 2.36% based on the net asset value of Class A shares and $0.24 in reinvested dividends. The fund's benchmark, the Lehman 1-5 Year Government Bond Index returned 2.45%, while the average return on Morningstar's Short Government category was 2.25%. The fund's 30-day SEC yield was 3.90% as of March 31, 2007.

HIGHER-YIELDING SECURITIES PROVIDE A PERFORMANCE EDGE
Its emphasis on mortgage-backed and asset-backed securities helped keep the fund in the upper half of its Morningstar category, which is composed of comparable funds tracked by this mutual fund research company. The fund's results also put it within a few percentage points of its Lehman benchmark, an unmanaged list of government bonds maturing in 1-5 years. As they were last year, U.S. Treasury securities were among the weaker performers during the fiscal period ended March 31, 2007, largely because these top-quality securities have lower yields than mortgage-backed securities, reflecting their lower risk levels. Although there were periods during the past 18 months when investors chose safety and liquidity over yield, higher income has continued to provide a performance edge.

Mortgage-backed securities (MBS) provided a significant yield advantage compared to other alternatives in the intermediate government bond sector. The relatively calm interest-rate environment reduced investors' desire to refinance mortgages, which sometimes makes this market volatile. The fund also benefited from its emphasis on asset-backed securities (ABS), which are backed by loans or accounts receivable originated by banks or credit card companies.

As was true during the previous fiscal period, the fund's holdings in U.S. Treasury securities were among its weakest holdings. Although they generated positive returns, investor demand for Treasury securities was weak relative to other, higher-yielding issues, which made them unable to keep pace.

CURRENT STRATEGY REFLECTS OUTLOOK FOR RELATIVE CALM AHEAD
We modestly reduced the fund's holdings in what are called "agency MBS" - mortgage-backed securities issued by government-sponsored entities - although this remains the fund's most heavily weighted sector. At the same time, we added to the fund's holdings in AAA-rated non-government-sponsored agency MBS and ABS securities. Even though the non-agency securities represented in the fund's portfolio are AAA-rated, they are slightly lower in quality, and slightly higher in yield, than comparable instruments backed by the U.S. government.

We also gradually increased the portfolio's duration, beginning in the fourth quarter of the previous fiscal year. A somewhat longer overall maturity allowed the fund to benefit from declining interest rates. However, since then the fund's duration has been similar to that of its benchmark, which is considered a neutral strategy - neither bullish nor bearish.

Currently, we are not anticipating any major changes in interest rates, and we do not regard any specific sector of the market as undervalued. Consequently, our focus is on finding opportunities to add income to the portfolio. In the relatively stable interest-rate environment we see ahead, we expect the fund's MBS holdings, with their income advantage over Treasury securities, to be the greatest contributors to the fund's total return.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  March 31, 1997 through March 31, 2007

                                     [CHART]

                                               Lehman 1-5 Year
               Net Asset   Maximum Sales       Government Bond
               Value/1/      Charge/2/               Index
               ---------   -------------       ----------------
 3/31/1997     $10,000        $ 9,700               $10,000
 4/30/1997      10,088          9,785                10,096
 5/31/1997      10,150          9,845                10,169
 6/30/1997      10,247          9,940                10,248
 7/31/1997      10,416         10,104                10,395
 8/31/1997      10,398         10,086                10,383
 9/30/1997      10,506         10,191                10,477
10/31/1997      10,624         10,305                10,576
11/30/1997      10,642         10,323                10,596
12/31/1997      10,723         10,401                10,675
 1/31/1998      10,879         10,552                10,797
 2/28/1998      10,854         10,528                10,796
 3/31/1998      10,835         10,510                10,832
 4/30/1998      10,877         10,551                10,884
 5/31/1998      10,948         10,620                10,950
 6/30/1998      11,028         10,697                11,012
 7/31/1998      11,042         10,711                11,059
 8/31/1998      11,219         10,882                11,229
 9/30/1998      11,540         11,194                11,433
10/31/1998      11,428         11,085                11,478
11/30/1998      11,393         11,051                11,452
12/31/1998      11,416         11,074                11,492
 1/31/1999      11,478         11,134                11,541
 2/28/1999      11,346         11,006                11,444
 3/31/1999      11,399         11,057                11,524
 4/30/1999      11,432         11,089                11,557
 5/31/1999      11,347         11,006                11,519
 6/30/1999      11,273         10,935                11,551
 7/31/1999      11,219         10,882                11,570
 8/31/1999      11,214         10,878                11,598
 9/30/1999      11,342         11,002                11,686
10/31/1999      11,364         11,023                11,712
11/30/1999      11,375         11,034                11,728
12/31/1999      11,339         10,999                11,717
 1/31/2000      11,290         10,951                11,694
 2/29/2000      11,390         11,049                11,782
 3/31/2000      11,532         11,186                11,876
 4/30/2000      11,495         11,150                11,891
 5/31/2000      11,501         11,156                11,930
 6/30/2000      11,665         11,315                12,087
 7/31/2000      11,723         11,372                12,165
 8/31/2000      11,846         11,491                12,276
 9/30/2000      11,938         11,580                12,382
10/31/2000      11,981         11,621                12,456
11/30/2000      12,144         11,779                12,599
12/31/2000      12,286         11,917                12,783
 1/31/2001      12,442         12,068                12,957
 2/28/2001      12,535         12,159                13,055
 3/31/2001      12,614         12,236                13,158
 4/30/2001      12,589         12,211                13,167
 5/31/2001      12,652         12,272                13,232
 6/30/2001      12,661         12,281                13,277
 7/31/2001      12,896         12,509                13,471
 8/31/2001      12,981         12,592                13,572
 9/30/2001      13,185         12,789                13,836
10/31/2001      13,383         12,981                14,002
11/30/2001      13,209         12,812                13,910
12/31/2001      13,128         12,734                13,887
 1/31/2002      13,198         12,802                13,932
 2/28/2002      13,328         12,929                14,022
 3/31/2002      13,136         12,742                13,876
 4/30/2002      13,377         12,976                14,085
 5/31/2002      13,468         13,064                14,163
 6/30/2002      13,602         13,194                14,312
 7/31/2002      13,797         13,383                14,534
 8/31/2002      13,932         13,514                14,637
 9/30/2002      14,058         13,636                14,814
10/31/2002      14,089         13,666                14,838
11/30/2002      14,024         13,603                14,757
12/31/2002      14,199         13,773                14,956
 1/31/2003      14,192         13,766                14,942
 2/28/2003      14,315         13,886                15,050
 3/31/2003      14,305         13,876                15,073
 4/30/2003      14,330         13,900                15,107
 5/31/2003      14,417         13,985                15,241
 6/30/2003      14,391         13,959                15,247
 7/31/2003      14,092         13,669                15,045
 8/31/2003      14,138         13,714                15,052
 9/30/2003      14,373         13,942                15,280
10/31/2003      14,272         13,844                15,179
11/30/2003      14,311         13,882                15,172
12/31/2003      14,411         13,979                15,279
 1/31/2004      14,473         14,039                15,333
 2/29/2004      14,585         14,147                15,447
 3/31/2004      14,640         14,201                15,526
 4/30/2004      14,376         13,945                15,279
 5/31/2004      14,329         13,899                15,246
 6/30/2004      14,383         13,952                15,263
 7/31/2004      14,464         14,030                15,344
 8/31/2004      14,646         14,207                15,510
 9/30/2004      14,642         14,203                15,503
10/31/2004      14,718         14,276                15,575
11/30/2004      14,652         14,212                15,463
12/31/2004      14,700         14,259                15,515
 1/31/2005      14,721         14,279                15,510
 2/28/2005      14,663         14,223                15,448
 3/31/2005      14,619         14,181                15,427
 4/30/2005      14,748         14,305                15,555
 5/31/2005      14,823         14,378                15,642
 6/30/2005      14,845         14,400                15,678
 7/31/2005      14,779         14,335                15,591
 8/31/2005      14,882         14,436                15,724
 9/30/2005      14,797         14,353                15,647
10/31/2005      14,732         14,290                15,616
11/30/2005      14,776         14,333                15,674
12/31/2005      14,874         14,428                15,745
 1/31/2006      14,880         14,433                15,763
 2/28/2006      14,929         14,481                15,769
 3/31/2006      14,857         14,411                15,766
 4/30/2006      14,865         14,419                15,808
 5/31/2006      14,860         14,414                15,821
 6/30/2006      14,882         14,436                15,847
 7/31/2006      15,030         14,579                15,988
 8/31/2006      15,165         14,710                16,128
 9/30/2006      15,271         14,813                16,225
10/31/2006      15,338         14,878                16,295
11/30/2006      15,447         14,984                16,397
12/31/2006      15,440         14,976                16,377
 1/31/2007      15,452         14,988                16,400
 2/28/2007      15,591         15,123                16,560
 3/31/2007      15,633         15,164                16,621



Average Annual Total Returns -- March 31, 2007/4/



                                  6 MONTHS 1 YEAR 5 YEARS  10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                  2.36%   5.22%  3.54%     4.57%
With Maximum Sales Charge/2/       -0.70    2.04   2.91/6/   4.25/6/

CLASS B (Inception 9/27/93)
Net Asset Value/1/                  2.02    4.47   2.79      3.87
With CDSC/3/                       -2.98   -0.53   2.44      3.87

CLASS C (Inception 12/30/94)
Net Asset Value/1/                  2.02    4.47   2.83      3.87
With CDSC/3/                        1.02    3.47   2.83      3.87

CLASS Y (Inception 3/31/94)
Net Asset Value/1/                  2.64    5.54   3.83      4.94
--------------------------------------------------------------------

COMPARATIVE PERFORMANCE           6 MONTHS 1 YEAR 5 YEARS  10 YEARS
Lehman 1-5 Yr Gov't Bond Index      2.45%   5.43%  3.68%     5.21%
Morningstar Short Gov't Fund Avg.   2.25    4.88   3.15      4.58
                                   -----   -----   ----      ----

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                   % of Net Assets as of
FUND COMPOSITION                   3/31/2007  9/30/2006
--------------------------------------------------------
Mortgage Related                     57.2       65.4
--------------------------------------------------------
Treasuries                           23.1       19.4
--------------------------------------------------------
Asset Backed Securities               4.2        4.5
--------------------------------------------------------
Agency                                3.3        3.1
--------------------------------------------------------
Hybrid ARMS                           3.0        2.0
--------------------------------------------------------
Mortgage Backed Securities            1.1        1.1
--------------------------------------------------------
Collateralized Mortgage Obligation    0.2         --
--------------------------------------------------------
Government Sponsored                   --        2.7
--------------------------------------------------------
Short Term Investments & Other        7.9        1.8
--------------------------------------------------------


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less              20.3        21.3
--------------------------------------------------
1-5 years                   66.4        59.6
--------------------------------------------------
5-10 years                  13.3        19.1
--------------------------------------------------
10+ years                    n/a         n/a
--------------------------------------------------
Average Effective Maturity   3.1 years   3.5 years
--------------------------------------------------

 Portfolio characteristics will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT /PROSPECTUS/

Share Class Gross Expense Ratio/5/ Net Expense Ratio/6/
-------------------------------------------------------
     A              1.09                  1.00
-------------------------------------------------------
     B              1.84                  1.75
-------------------------------------------------------
     C              1.84                  1.75
-------------------------------------------------------
     Y              0.74                  0.74
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 3.00%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/Before waivers and reimbursements.
/6/After waivers and reimbursements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

Municipal bond prices declined somewhat during the closing quarter of 2006. This, combined with an above-average supply of new issues over the past four months, caused the municipal market to under-perform investor expectations for the six months ended March 31, 2007. Long-term municipal bonds were hardest hit, and since this is a long-term fund, its performance was disappointing, especially in light of the positive results it achieved previously.

For the six months ended March 31, 2007, the total return on Loomis Sayles Massachusetts Tax Free Income Fund was 1.58% based on the net asset value of Class A shares and $0.32 per share in reinvested dividends. The fund's results were slightly above the 1.42% average return on Morningstar's Muni Massachusetts category, but slightly behind the 1.93% return on the fund's nationally diversified benchmark, the Lehman Municipal Bond Index. The fund's 30-day SEC yield at the end of March was 3.59%, equivalent to a taxable yield of 5.82%, adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

HIGHER-YIELDS CONTINUE TO HOLD INVESTORS' ATTENTION
Revenue bonds issued for higher education and healthcare institutions contributed the most to performance. The higher yields available from these two sectors gave the fund a slight performance edge over its competitors. However, revenue bonds issued for leasing and transportation companies were the weakest contributors to performance during the period, largely because the fund was underweight in these sectors versus the benchmark.

Relative to other states, Massachusetts bonds performed well, primarily because demand for the bonds has been steady, while the state has issued fewer of them. To partially offset the dearth of supply in Massachusetts and broaden the fund's diversification, we invested a small portion of assets in other states. We have held a small position in New Jersey bonds for the past two years. Unfortunately, these provided lackluster performance during the period, since the New Jersey bonds in the portfolio were mostly intermediate-term - an area of the market that has been less in demand lately. However, the fund continues to benefit from its investments in municipal bonds issued in Puerto Rico. This position not only provided additional portfolio diversification, the interest these bonds pays is not taxable to U.S. investors at either the federal or state level.

Because of their above-average coupon income, higher-yielding, lower-quality bonds were in demand during the period. However, municipal bonds with longer maturities - which had been strong - experienced less demand due to the above-average supply of new issues.

PORTFOLIO STRATEGY REMAINED STEADY
Our strategy remained essentially unchanged during the period. The fund's duration (its price sensitivity to changing interest rates) remained stable at just under seven years, while maturity edged out only slightly. Our strategy is neither defensive nor aggressive, reflecting our market outlook, which is for interest rates to continue to fluctuate within a fairly narrow range for the next few months.

Overall, we look for municipal credit quality trends to remain stable or improve slightly as the economy continues to grow at a slow, sustainable rate with low inflation prospects. Long-term, we expect municipal bonds to hold their own or slightly under-perform the taxable markets, as investors continue to seek the relative safety and tax-exempt features of this market. Nervousness over economic headlines may lead to bouts of volatility for interest rates generally, but we do not anticipate any sustained move as long as economic and financial conditions remain favorable.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  March 31, 1997 through March 31, 2007

                                     [CHART]

                 Net Asset      Maximum Sales      Lehman Municipal
                  Value/1/        Charge/2/           Bond Index
                 ---------      -------------      ----------------
 3/31/1997        $10,000         $ 9,575             $10,000
 4/30/1997         10,081           9,653              10,084
 5/31/1997         10,224           9,790              10,236
 6/30/1997         10,330           9,891              10,345
 7/31/1997         10,625          10,173              10,631
 8/31/1997         10,526          10,079              10,531
 9/30/1997         10,666          10,213              10,656
10/31/1997         10,718          10,263              10,725
11/30/1997         10,783          10,324              10,788
12/31/1997         10,931          10,467              10,945
 1/31/1998         11,020          10,552              11,058
 2/28/1998         11,005          10,537              11,062
 3/31/1998         10,974          10,507              11,072
 4/30/1998         10,935          10,471              11,022
 5/31/1998         11,104          10,632              11,196
 6/30/1998         11,143          10,669              11,240
 7/31/1998         11,149          10,675              11,268
 8/31/1998         11,327          10,845              11,442
 9/30/1998         11,452          10,966              11,585
10/31/1998         11,405          10,921              11,585
11/30/1998         11,425          10,939              11,625
12/31/1998         11,468          10,981              11,655
 1/31/1999         11,600          11,107              11,793
 2/28/1999         11,547          11,056              11,742
 3/31/1999         11,533          11,043              11,758
 4/30/1999         11,567          11,076              11,787
 5/31/1999         11,492          11,004              11,719
 6/30/1999         11,305          10,824              11,550
 7/31/1999         11,344          10,862              11,592
 8/31/1999         11,183          10,708              11,500
 9/30/1999         11,150          10,676              11,504
10/31/1999         10,994          10,527              11,380
11/30/1999         11,090          10,619              11,501
12/31/1999         10,994          10,527              11,415
 1/31/2000         10,904          10,440              11,365
 2/29/2000         11,039          10,570              11,497
 3/31/2000         11,245          10,768              11,749
 4/30/2000         11,195          10,719              11,679
 5/31/2000         11,151          10,677              11,618
 6/30/2000         11,375          10,892              11,926
 7/31/2000         11,520          11,030              12,092
 8/31/2000         11,664          11,168              12,279
 9/30/2000         11,617          11,123              12,215
10/31/2000         11,711          11,214              12,348
11/30/2000         11,760          11,261              12,441
12/31/2000         12,011          11,500              12,749
 1/31/2001         12,053          11,541              12,875
 2/28/2001         12,095          11,581              12,916
 3/31/2001         12,092          11,578              13,032
 4/30/2001         11,967          11,458              12,890
 5/31/2001         12,083          11,570              13,029
 6/30/2001         12,169          11,652              13,116
 7/31/2001         12,354          11,829              13,311
 8/31/2001         12,586          12,051              13,530
 9/30/2001         12,516          11,984              13,485
10/31/2001         12,632          12,095              13,645
11/30/2001         12,539          12,006              13,530
12/31/2001         12,397          11,870              13,402
 1/31/2002         12,466          11,936              13,635
 2/28/2002         12,607          12,071              13,799
 3/31/2002         12,375          11,849              13,529
 4/30/2002         12,602          12,066              13,793
 5/31/2002         12,700          12,160              13,877
 6/30/2002         12,847          12,301              14,024
 7/31/2002         13,010          12,457              14,204
 8/31/2002         13,169          12,609              14,375
 9/30/2002         13,465          12,893              14,689
10/31/2002         13,220          12,658              14,446
11/30/2002         13,137          12,579              14,386
12/31/2002         13,400          12,830              14,689
 1/31/2003         13,372          12,803              14,652
 2/28/2003         13,582          13,004              14,857
 3/31/2003         13,594          13,016              14,866
 4/30/2003         13,681          13,099              14,964
 5/31/2003         14,031          13,435              15,315
 6/30/2003         13,968          13,374              15,250
 7/31/2003         13,362          12,794              14,716
 8/31/2003         13,449          12,877              14,826
 9/30/2003         13,813          13,226              15,262
10/31/2003         13,791          13,205              15,185
11/30/2003         13,944          13,351              15,343
12/31/2003         14,074          13,476              15,470
 1/31/2004         14,169          13,567              15,559
 2/29/2004         14,378          13,767              15,793
 3/31/2004         14,345          13,735              15,738
 4/30/2004         13,959          13,365              15,365
 5/31/2004         13,897          13,307              15,309
 6/30/2004         13,914          13,323              15,365
 7/31/2004         14,113          13,513              15,567
 8/31/2004         14,390          13,778              15,879
 9/30/2004         14,486          13,870              15,964
10/31/2004         14,616          13,995              16,101
11/30/2004         14,467          13,852              15,968
12/31/2004         14,660          14,037              16,163
 1/31/2005         14,836          14,205              16,314
 2/28/2005         14,775          14,147              16,260
 3/31/2005         14,676          14,052              16,157
 4/30/2005         14,941          14,306              16,412
 5/31/2005         15,065          14,425              16,528
 6/30/2005         15,129          14,486              16,631
 7/31/2005         15,030          14,392              16,555
 8/31/2005         15,193          14,547              16,723
 9/30/2005         15,050          14,410              16,610
10/31/2005         14,933          14,298              16,509
11/30/2005         15,015          14,377              16,588
12/31/2005         15,151          14,507              16,731
 1/31/2006         15,169          14,525              16,776
 2/28/2006         15,294          14,644              16,889
 3/31/2006         15,178          14,533              16,772
 4/30/2006         15,191          14,546              16,767
 5/31/2006         15,251          14,602              16,841
 6/30/2006         15,180          14,535              16,778
 7/31/2006         15,352          14,699              16,977
 8/31/2006         15,590          14,927              17,229
 9/30/2006         15,688          15,021              17,349
10/31/2006         15,795          15,123              17,458
11/30/2006         15,931          15,254              17,604
12/31/2006         15,849          15,176              17,541
 1/31/2007         15,786          15,115              17,496
 2/28/2007         16,001          15,321              17,727
 3/31/2007         15,937          15,259              17,683


Average Annual Returns  -- March 31, 2007/4/


                                         6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 3/23/84)
Net Asset Value/1/                         1.58%   4.99%  5.20%    4.78%
With Maximum Sales Charge/2/              -2.74    0.53   4.29     4.33

CLASS B (Inception 9/13/93)
Net Asset Value/1/                         1.14    4.21   4.45     4.07
With CDSC/3/                              -3.84   -0.79   4.11     4.07
-------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                  6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index                1.93%   5.43%  5.50%    5.87%
Morningstar Muni Massachusetts Fund Avg.   1.42    4.51   4.67     4.88

Yields as of March 31, 2007


                            CLASS A CLASS B
SEC 30-Day Yield/5/          3.59%   3.00%
Taxable Equivalent Yield/6/  5.82    4.87

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/2007  9/30/2006
------------------------------------------
Aaa                    34.2       36.8
------------------------------------------
Aa                     20.4       20.5
------------------------------------------
A                      18.8       20.3
------------------------------------------
Baa                    12.1        9.5
------------------------------------------
Ba                      4.5        4.3
------------------------------------------
Not Rated*              8.0        6.0
------------------------------------------
Short-term and other    2.0        2.6
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less               1.2         1.9
--------------------------------------------------
1-5 years                   34.6        30.7
--------------------------------------------------
5-10 years                  39.9        49.3
--------------------------------------------------
10+ years                   24.3        18.1
--------------------------------------------------
Average Effective Maturity   7.5 years   6.9 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A              1.14                  0.95
-------------------------------------------------------
     B              1.89                  1.70
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.25%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/6/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/7/Before waivers and reimbursements.
/8/After waivers and reimbursements.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

Last fall the Federal Reserve Board paused in its efforts to rein in the economy by raising short-term interest rates, but the municipal bond markets remained volatile. Municipals outperformed Treasuries in the closing three months of 2006, and a record pace of new issuance in the opening months of 2007 was generally well absorbed by investors. However, municipal securities generally, and the long-term municipals that are the focus of this fund in particular, under-performed expectations for the fiscal period.

For the six months ended March 31, 2007, the total return on Loomis Sayles Municipal Income Fund was 1.63%, based on the net asset value of Class A shares, $0.14 in reinvested dividends, and $0.03 in reinvested capital gains. The fund's results were slightly below the 1.93% return on the fund's benchmark, the Lehman Municipal Bond Index, and equal to the 1.63% average return on Morningstar's Muni National Long category. The fund's 30-day SEC yield at the end of March was 3.56%, equivalent to a taxable yield of 5.47% based on the maximum Federal income tax rate of 35.00%.

MARKET STILL FAVORS HIGHER-YIELDING BONDS
Investors seeking high income helped drive up prices of municipal bonds issued for healthcare facilities and utilities outperform other types of municipal bonds. Healthcare and utility bonds tend to offer higher yields than bonds with higher credit ratings. In general, the fund's best performers were those in the BBB range - the lowest rung in the investment-grade ladder. They remain in high demand and we continue to hold them. Transportation and water and sewer bonds also performed well, but the fund was underweight in these sectors relative to the benchmark. Although demand for higher-quality, lower-yielding bonds has been relatively weak, we also continue to hold a portion of assets in these securities because we believe prices of many high-yield bonds may currently be overvalued.

From a geographical perspective, New York and Michigan were the best contributors. New York state municipal bonds were in demand because of their higher yields, and many of our high-yielding Michigan holdings were issued on behalf of healthcare companies. Total returns on municipal bonds issued in Pennsylvania and Texas underperformed expectations because supply exceeded demand.

FUND'S INVESTMENT STRATEGY IS SLIGHTLY LESS DEFENSIVE
Longer-term bonds have under-performed shorter bonds recently, as investors focused on relative safety and lower price volatility. This may make some long-term municipal bonds more attractive from a valuation standpoint. We have extended duration modestly. Duration is a measure of a bond's price sensitivity to changing interest rates; a long duration is bullish, a short one is defensive. Going forward, we will look for opportunities to buy on weakness and gradually lengthen the portfolio to enhance current income.

OUTLOOK IS FOR RELATIVELY MINOR CHANGES IN BOND RETURNS
Currently we expect bond yields to fluctuate close to their current range, and we are not looking for major changes in the yield curve. We will continue to add to the fund's higher-yielding securities as opportunities present themselves. Long-term, we believe the municipal yield curve should remain stable, with relatively minor differences between long- and short-term rates, although the curve in the municipal market is significantly steeper than in the Treasury market.

Overall, we look for municipal credit quality trends to remain stable or improve slightly as the economy continues to grow at a slow, sustainable rate with low inflation prospects. Long-term, we expect municipal bonds to hold their own or slightly under-perform the taxable markets as investors continue to be drawn to the relative safety and tax-exempt features of this market. Nervousness over economic headlines may lead to bouts of volatility for interest rates generally, but we do not anticipate any sustained move as long as economic and financial conditions remain favorable.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                    March 31, 1997 through March 31, 2007

                                     [CHART]

                   Net Asset     Maximum Sales      Lehman Municipal
                    Value/1/        Charge/2/         Bond Index
                   ---------       ----------       ----------------
 3/31/1997          $10,000         $ 9,550             $10,000
 4/30/1997           10,073           9,620              10,084
 5/31/1997           10,187           9,728              10,236
 6/30/1997           10,328           9,864              10,345
 7/31/1997           10,607          10,130              10,631
 8/31/1997           10,544          10,069              10,531
 9/30/1997           10,632          10,154              10,656
10/31/1997           10,707          10,225              10,725
11/30/1997           10,740          10,257              10,788
12/31/1997           10,888          10,398              10,945
 1/31/1998           11,023          10,527              11,058
 2/28/1998           11,099          10,600              11,062
 3/31/1998           11,116          10,616              11,072
 4/30/1998           11,064          10,566              11,022
 5/31/1998           11,183          10,680              11,196
 6/30/1998           11,230          10,725              11,240
 7/31/1998           11,249          10,743              11,268
 8/31/1998           11,399          10,886              11,442
 9/30/1998           11,491          10,974              11,585
10/31/1998           11,452          10,937              11,585
11/30/1998           11,500          10,983              11,625
12/31/1998           11,514          10,996              11,655
 1/31/1999           11,627          11,103              11,793
 2/28/1999           11,602          11,080              11,742
 3/31/1999           11,607          11,085              11,758
 4/30/1999           11,642          11,118              11,787
 5/31/1999           11,601          11,079              11,719
 6/30/1999           11,469          10,953              11,550
 7/31/1999           11,503          10,985              11,592
 8/31/1999           11,386          10,873              11,500
 9/30/1999           11,390          10,878              11,504
10/31/1999           11,225          10,720              11,380
11/30/1999           11,331          10,821              11,501
12/31/1999           11,239          10,733              11,415
 1/31/2000           11,179          10,676              11,365
 2/29/2000           11,303          10,795              11,497
 3/31/2000           11,478          10,961              11,749
 4/30/2000           11,414          10,901              11,679
 5/31/2000           11,382          10,870              11,618
 6/30/2000           11,591          11,069              11,926
 7/31/2000           11,719          11,192              12,092
 8/31/2000           11,881          11,346              12,279
 9/30/2000           11,849          11,316              12,215
10/31/2000           11,946          11,409              12,348
11/30/2000           12,027          11,486              12,441
12/31/2000           12,226          11,676              12,749
 1/31/2001           12,311          11,757              12,875
 2/28/2001           12,331          11,776              12,916
 3/31/2001           12,432          11,873              13,032
 4/30/2001           12,299          11,746              12,890
 5/31/2001           12,416          11,857              13,029
 6/30/2001           12,515          11,952              13,116
 7/31/2001           12,734          12,161              13,311
 8/31/2001           12,937          12,355              13,530
 9/30/2001           12,714          12,142              13,485
10/31/2001           12,886          12,306              13,645
11/30/2001           12,747          12,173              13,530
12/31/2001           12,591          12,025              13,402
 1/31/2002           12,798          12,222              13,635
 2/28/2002           12,971          12,387              13,799
 3/31/2002           12,758          12,184              13,529
 4/30/2002           12,967          12,384              13,793
 5/31/2002           13,033          12,447              13,877
 6/30/2002           13,154          12,563              14,024
 7/31/2002           13,239          12,643              14,204
 8/31/2002           13,342          12,742              14,375
 9/30/2002           13,555          12,945              14,689
10/31/2002           13,211          12,617              14,446
11/30/2002           13,190          12,596              14,386
12/31/2002           13,512          12,904              14,689
 1/31/2003           13,343          12,742              14,652
 2/28/2003           13,539          12,930              14,857
 3/31/2003           13,532          12,923              14,866
 4/30/2003           13,653          13,038              14,964
 5/31/2003           13,993          13,363              15,315
 6/30/2003           13,963          13,335              15,250
 7/31/2003           13,357          12,756              14,716
 8/31/2003           13,498          12,890              14,826
 9/30/2003           13,901          13,276              15,262
10/31/2003           13,836          13,213              15,185
11/30/2003           14,014          13,384              15,343
12/31/2003           14,138          13,501              15,470
 1/31/2004           14,224          13,584              15,559
 2/29/2004           14,444          13,794              15,793
 3/31/2004           14,434          13,785              15,738
 4/30/2004           14,079          13,446              15,365
 5/31/2004           14,048          13,416              15,309
 6/30/2004           14,057          13,424              15,365
 7/31/2004           14,238          13,597              15,567
 8/31/2004           14,496          13,843              15,879
 9/30/2004           14,580          13,924              15,964
10/31/2004           14,702          14,041              16,101
11/30/2004           14,571          13,916              15,968
12/31/2004           14,753          14,090              16,163
 1/31/2005           14,914          14,243              16,314
 2/28/2005           14,841          14,173              16,260
 3/31/2005           14,746          14,083              16,157
 4/30/2005           15,012          14,336              16,412
 5/31/2005           15,123          14,442              16,528
 6/30/2005           15,210          14,526              16,631
 7/31/2005           15,116          14,436              16,555
 8/31/2005           15,304          14,615              16,723
 9/30/2005           15,147          14,466              16,610
10/31/2005           15,031          14,354              16,509
11/30/2005           15,118          14,438              16,588
12/31/2005           15,246          14,560              16,731
 1/31/2006           15,272          14,585              16,776
 2/28/2006           15,404          14,711              16,889
 3/31/2006           15,287          14,599              16,772
 4/30/2006           15,294          14,606              16,767
 5/31/2006           15,343          14,653              16,841
 6/30/2006           15,288          14,600              16,778
 7/31/2006           15,462          14,767              16,977
 8/31/2006           15,742          15,034              17,229
 9/30/2006           15,876          15,162              17,349
10/31/2006           15,989          15,269              17,458
11/30/2006           16,144          15,417              17,604
12/31/2006           16,053          15,331              17,541
 1/31/2007           15,973          15,254              17,496
 2/28/2007           16,216          15,486              17,727
 3/31/2007           16,135          15,409              17,683


Average Annual Total Returns -- March 31, 2007/6/


                                         6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value/1/                         1.63%   5.55%  4.81%    4.90%
With Maximum Sales Charge/2/              -3.00    0.79   3.86     4.42

CLASS B (Inception 9/13/93)
Net Asset Value/1/                         1.25    4.76   4.06     4.05
With CDSC/3/                              -3.72   -0.24   3.72     4.05
-------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                  6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index                1.93%   5.43%  5.50%    5.87%
Morningstar Muni National Long Fund Avg.   1.63    4.86   4.95     5.07

Yields as of March 31, 2007


                                CLASS A CLASS B
SEC 30-Day Yield/4/              3.56%   2.97%
Taxable Equivalent Yield/5/      5.47    4.56

See page 13 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/2007  9/30/2006
------------------------------------------
Aaa                    30.6       28.2
------------------------------------------
Aa                     14.3       13.8
------------------------------------------
A                      24.1       27.1
------------------------------------------
Baa                    14.5       14.1
------------------------------------------
Ba                      3.4        3.3
------------------------------------------
Not Rated*             10.9       12.0
------------------------------------------
Short-term and other    2.2        1.5
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less               1.0         4.4
--------------------------------------------------
1-5 years                    7.5         3.7
--------------------------------------------------
5-10 years                  72.7        76.0
--------------------------------------------------
10+ years                   18.8        15.9
--------------------------------------------------
Average Effective Maturity   9.3 years   8.4 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A              0.99                  0.95
-------------------------------------------------------
     B              1.75                  1.70
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/4/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/5/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/6/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/7/Before waivers and reimbursements.
/8/After waivers and reimbursements.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA

Associate Managers:
Matthew J. Eagan, CFA
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Higher-risk, higher-yielding bonds began Loomis Sayles Strategic Income Fund's fiscal year on a strong note, amid steady economic expansion fueled by growing corporate profits. By February, investor demand for higher income, and their comfort level with risk early in the period, had driven up prices on high-yielding corporate bonds, narrowing the spread - the yield advantage lower-quality bonds have over U.S. Treasuries - to its narrowest level in years. However, early in February a sharp drop in China's stock market caused nervous equity investors to seek the safer haven of high-quality U.S. Treasury securities. Spreads widened out again and ended March 2007 little changed from their levels at the beginning of January. Meanwhile, heightened concern over the weak U.S. housing market and softening business spending prompted many investors to sell their riskier, long-term bonds. The yield curve, a graphic representation of the difference in yield between short- and long-term bonds, widened.

For the six months ended March 31, 2007, the fund provided a total return of 4.87%, based on the net asset value of Class A shares and $0.41 in reinvested dividends. These results outdistanced the fund's benchmark, the Lehman Aggregate Bond Index, which returned 2.76% for the period. (Bear in mind that the fund has a broader reach and greater flexibility than the index.) The fund also outperformed the 4.49% average return on the funds in Morningstar's Multisector Bond Category. Its 30-day SEC yield was 5.11% on March 31, 2007.

STRATEGY TRACKED INVESTORS' RISK ACCEPTANCE
Successful security selection and its exposure to stronger markets were the primary drivers of the fund's results. Early in the period investors favored riskier sectors, including emerging markets, where favorable economic conditions brightened expectations. Later in the period we raised the portfolio's credit quality, so that, by the end of March, investment-grade issues accounted for nearly 70% of the fund's assets. Non-U.S. dollar issues were standouts. Our slightly longer duration relative to the fund's benchmark was a modest negative when interest rates rose and bond prices retreated. Duration is a measure of a portfolio's sensitivity to changes in interest rates. A longer duration is more aggressive; a shorter duration is defensive.

STRONG CURRENCIES AND SECTORS BOOSTED RESULTS
About a third of the fund is invested in bonds denominated in currencies outside the United States, and these were our best performers, with the exception of Canadian-dollar issues. Investments in strong currencies, as well as both high-yield and investment-grade issues, drove the fund's superior results. Strength in Brazil's real, the Mexican peso and the New Zealand dollar enhanced returns. Results were also positive among high-yield utility bonds and convertible issues. Careful research led to favorable returns among sovereigns (debt securities backed by foreign governments), as well as bonds issued by some consumer companies and firms engaged in telecommunications, media and technology.

OUTLOOK IS FOR RENEWED MOMENTUM
We believe the current economic slowdown signals a pause in the economic expansion, but not an end. We expect growth to resume later in the year, favoring corporate issues. The current period of slackening activity could cool inflationary fires, however, and lessen pressure on the Federal Reserve Board to resume raising short-term rates. We also believe the housing slump may ease in coming months, although a protracted or steepening slowdown could have wider effects and lead to rate cuts. Lenders are also being more cautious in the wake of controversies surrounding subprime lending, and any squeeze on credit could jeopardize the economic re-acceleration that we anticipate.

Valuations on high-yield issues appear to be stretched, in our opinion, and volatility could return to this market. But economic conditions still favor the sector, and we believe careful research should enhance returns. We are also finding attractive valuations among mortgage-backed issues, although we are mindful of the risks to this sector if subprime turbulence intensifies.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  March 31, 1997 through March 31, 2007

                                     [CHART]

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value/1/      Charge/2/        Bond Index           Index
             ---------   -------------   ----------------   ---------------
 3/31/1997    $10,000      $ 9,550            $10,000            $10,000
 4/30/1997     10,064        9,611             10,150             10,151
 5/31/1997     10,280        9,818             10,246             10,259
 6/30/1997     10,514       10,041             10,367             10,384
 7/31/1997     10,987       10,492             10,647             10,667
 8/31/1997     10,703       10,222             10,556             10,579
 9/30/1997     11,081       10,583             10,712             10,743
10/31/1997     10,849       10,360             10,867             10,845
11/30/1997     10,907       10,416             10,917             10,904
12/31/1997     10,851       10,363             11,027             11,020
 1/31/1998     11,028       10,532             11,169             11,159
 2/28/1998     11,230       10,725             11,160             11,168
 3/31/1998     11,471       10,954             11,199             11,219
 4/30/1998     11,474       10,958             11,257             11,276
 5/31/1998     11,287       10,779             11,364             11,357
 6/30/1998     11,107       10,608             11,460             11,432
 7/31/1998     10,969       10,475             11,485             11,460
 8/31/1998      9,622        9,189             11,671             11,459
 9/30/1998      9,933        9,486             11,945             11,731
10/31/1998     10,041        9,589             11,882             11,682
11/30/1998     10,714       10,232             11,949             11,799
12/31/1998     10,665       10,185             11,985             11,825
 1/31/1999     10,850       10,361             12,070             11,904
 2/28/1999     10,694       10,213             11,860             11,716
 3/31/1999     11,259       10,752             11,926             11,805
 4/30/1999     11,981       11,442             11,963             11,875
 5/31/1999     11,609       11,087             11,858             11,755
 6/30/1999     11,643       11,119             11,821             11,734
 7/31/1999     11,414       10,900             11,770             11,686
 8/31/1999     11,271       10,764             11,764             11,673
 9/30/1999     11,343       10,833             11,901             11,799
10/31/1999     11,439       10,924             11,945             11,849
11/30/1999     11,646       11,121             11,944             11,868
12/31/1999     11,962       11,424             11,886             11,846
 1/31/2000     11,851       11,318             11,848             11,805
 2/29/2000     12,318       11,764             11,991             11,955
 3/31/2000     12,442       11,882             12,149             12,095
 4/30/2000     12,087       11,543             12,114             12,057
 5/31/2000     11,696       11,170             12,108             12,035
 6/30/2000     12,142       11,595             12,360             12,294
 7/31/2000     12,249       11,697             12,473             12,413
 8/31/2000     12,518       11,955             12,653             12,594
 9/30/2000     12,188       11,639             12,733             12,658
10/31/2000     11,692       11,165             12,817             12,709
11/30/2000     11,631       11,107             13,027             12,880
12/31/2000     12,044       11,502             13,268             13,127
 1/31/2001     12,427       11,867             13,485             13,384
 2/28/2001     12,408       11,850             13,603             13,496
 3/31/2001     11,939       11,402             13,671             13,542
 4/30/2001     11,744       11,216             13,614             13,481
 5/31/2001     12,006       11,466             13,696             13,578
 6/30/2001     11,974       11,435             13,748             13,617
 7/31/2001     11,982       11,443             14,056             13,885
 8/31/2001     12,247       11,696             14,217             14,058
 9/30/2001     11,640       11,116             14,382             14,159
10/31/2001     11,914       11,378             14,683             14,444
11/30/2001     12,083       11,540             14,481             14,275
12/31/2001     12,028       11,487             14,389             14,190
 1/31/2002     12,165       11,618             14,505             14,309
 2/28/2002     12,311       11,757             14,646             14,443
 3/31/2002     12,453       11,892             14,402             14,234
 4/30/2002     12,754       12,180             14,681             14,505
 5/31/2002     13,024       12,438             14,806             14,614
 6/30/2002     12,817       12,240             14,934             14,667
 7/31/2002     12,513       11,950             15,114             14,792
 8/31/2002     12,864       12,285             15,370             15,064
 9/30/2002     12,690       12,119             15,619             15,280
10/31/2002     12,943       12,360             15,547             15,228
11/30/2002     13,427       12,823             15,543             15,269
12/31/2002     13,891       13,266             15,864             15,585
 1/31/2003     14,282       13,639             15,878             15,628
 2/28/2003     14,667       14,007             16,098             15,849
 3/31/2003     14,810       14,143             16,085             15,865
 4/30/2003     15,660       14,955             16,218             16,052
 5/31/2003     16,443       15,703             16,520             16,359
 6/30/2003     16,650       15,901             16,487             16,355
 7/31/2003     16,197       15,468             15,933             15,829
 8/31/2003     16,383       15,646             16,039             15,943
 9/30/2003     17,184       16,411             16,464             16,368
10/31/2003     17,573       16,782             16,310             16,251
11/30/2003     18,061       17,248             16,349             16,307
12/31/2003     18,731       17,888             16,515             16,492
 1/31/2004     19,065       18,207             16,648             16,635
 2/29/2004     19,051       18,194             16,828             16,798
 3/31/2004     19,301       18,432             16,955             16,933
 4/30/2004     18,500       17,667             16,513             16,500
 5/31/2004     18,191       17,372             16,447             16,416
 6/30/2004     18,537       17,702             16,540             16,520
 7/31/2004     18,716       17,874             16,704             16,695
 8/31/2004     19,293       18,425             17,023             17,026
 9/30/2004     19,798       18,907             17,069             17,093
10/31/2004     20,268       19,356             17,212             17,249
11/30/2004     20,754       19,820             17,075             17,142
12/31/2004     21,155       20,203             17,232             17,312
 1/31/2005     21,000       20,055             17,340             17,412
 2/28/2005     21,275       20,318             17,238             17,340
 3/31/2005     20,926       19,985             17,149             17,214
 4/30/2005     20,761       19,827             17,381             17,423
 5/31/2005     20,969       20,025             17,569             17,626
 6/30/2005     21,363       20,401             17,665             17,747
 7/31/2005     21,549       20,579             17,504             17,619
 8/31/2005     21,799       20,818             17,729             17,835
 9/30/2005     21,818       20,836             17,546             17,669
10/31/2005     21,602       20,630             17,407             17,527
11/30/2005     21,710       20,733             17,484             17,612
12/31/2005     21,945       20,957             17,651             17,782
 1/31/2006     22,502       21,490             17,652             17,808
 2/28/2006     22,747       21,724             17,710             17,878
 3/31/2006     22,620       21,602             17,536             17,720
 4/30/2006     22,962       21,928             17,505             17,698
 5/31/2006     22,720       21,698             17,486             17,673
 6/30/2006     22,657       21,637             17,523             17,701
 7/31/2006     22,992       21,958             17,760             17,944
 8/31/2006     23,549       22,489             18,032             18,224
 9/30/2006     23,789       22,718             18,190             18,390
10/31/2006     24,227       23,136             18,310             18,525
11/30/2006     24,544       23,439             18,523             18,747
12/31/2006     24,546       23,442             18,415             18,666
 1/31/2007     24,593       23,486             18,408             18,671
 2/28/2007     25,014       23,888             18,692             18,958
 3/31/2007     24,943       23,821             18,692             18,964



Average Annual Returns -- March 31, 2007/4/


                                                                           SINCE
                                       6 MONTHS 1 YEAR 5 YEARS 10 YEARS  INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value/1/                       4.87%  10.30%  14.90%   9.57%        --
With Maximum Sales Charge/2/             0.13    5.34   13.86    9.06         --
CLASS B (Inception 5/1/95)
Net Asset Value/1/                       4.49    9.47   14.06    8.74         --
With CDSC/3/                            -0.51    4.47   13.82    8.74         --
CLASS C (Inception 5/1/95)
Net Asset Value/1/                       4.55    9.55   14.08    8.75         --
With CDSC/3/                             3.55    8.55   14.08    8.75         --
CLASS Y (Inception 12/1/99)/5/
Net Asset Value/1/                       5.10   10.62   15.25      --      11.29%
------------------------------------------------------------------------------------
                                                                           SINCE
                                                                          CLASS Y
COMPARATIVE PERFORMANCE                6 MONTHS 1 YEAR 5 YEARS 10 YEARS INCEPTION/5/
Lehman Aggregate Bond Index              2.76%   6.59%   5.35%   6.46%      6.30%
Lehman U.S. Universal Bond Index         3.12    7.02    5.91    6.61       6.60
Morningstar Multisector Bond Fund Avg.   4.49    7.93    8.75    6.27       6.92

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/2007  9/30/2006
------------------------------------------
Aaa                    36.0       32.1
------------------------------------------
Aa                      4.9        6.1
------------------------------------------
A                       3.3        3.5
------------------------------------------
Baa                    17.1       15.3
------------------------------------------
Ba                      8.2        9.5
------------------------------------------
B                      10.9       13.6
------------------------------------------
Caa                     6.2        3.5
------------------------------------------
Not Rated*              6.2        5.6
------------------------------------------
Short-term and other    7.2       10.8
------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/07     9/30/06
--------------------------------------------------
1 year or less               8.1        14.5
--------------------------------------------------
1-5 years                   24.2        25.7
--------------------------------------------------
5-10 years                  18.0        18.0
--------------------------------------------------
10+ years                   49.7        41.8
--------------------------------------------------
Average Effective Maturity  14.5 years  12.7 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.05                  1.05
-------------------------------------------------------
     B              1.80                  1.80
-------------------------------------------------------
     C              1.80                  1.80
-------------------------------------------------------
     Y              0.78                  0.78
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.
/6/Before waivers and reimbursements.
/7/After waivers and reimbursements.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS
Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.

Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2006 through March 31, 2007. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,035.10                  $5.33
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.70                  $5.29
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,031.90                  $9.12
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.96                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,030.90                  $9.11
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.96                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,037.20                  $3.30
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.69                  $3.28

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 1.80% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,075.50                   $6.31
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.85                   $6.14
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,070.70                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.11                   $9.90
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,072.80                  $10.13
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.16                   $9.85
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.22%, 1.97% and 1.96% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      10/1/06               3/31/07             10/1/06 - 3/31/07
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,023.60                  $5.05
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,019.95                  $5.04
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,020.20                  $8.81
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.21                  $8.80
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,020.20                  $8.81
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.21                  $8.80
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,026.40                  $3.54
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,021.44                  $3.53
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement), if any: 1.00%, 1.75%, 1.75% and 0.70% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 FUND                                               10/1/06               3/31/07             10/1/06 - 3/31/07
---------------------------------------------------------------------------------------------------------------------
 CLASS A
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,015.80                  $4.77
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,020.19                  $4.78
---------------------------------------------------------------------------------------------------------------------
 CLASS B
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,011.40                  $8.53
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,016.45                  $8.55

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND             10/01/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,016.30                  $4.78
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.19                  $4.78
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,012.50                  $8.53
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.45                  $8.55

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.70                  $4.95
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.09                  $4.89
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.90                  $8.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.36                  $8.65
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,045.50                  $8.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.36                  $8.65
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,051.00                  $3.63
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.39                  $3.58

*Expenses are equal to the Fund's annualized expense ratio: 0.97%, 1.72%, 1.72% and 0.71% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

         LOOMIS SAYLES CORE PLUS BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                                               Value (+)
----------------------------------------------------------------------------------------------------
Bonds and Notes -- 96.5% of Net Assets
              Asset-Backed Securities -- 4.5%
$     339,407 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4,
              2.840%, 8/06/2010                                                      $       337,000
    1,886,744 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A-3,
              4.470%, 5/06/2010                                                            1,880,166
      512,741 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2,
              3.872%, 3/25/2020                                                              505,695
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                            1,063,896
    2,190,000 Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3,
              5.804%, 7/25/2034                                                            2,181,691
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540%, 11/15/2008                                                           1,716,939
    1,475,348 Residential Asset Securities Corp., Series 2003-KS10, Class AI4,
              4.470%, 3/25/2032                                                            1,456,748
      324,025 WFS Financial Owner Trust, Series 2004-4, Class A3,
              2.980%, 9/17/2009                                                              321,948
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4,
              3.440%, 5/17/2012                                                              505,550
                                                                                     ---------------
                                                                                           9,969,633
                                                                                     ---------------
              Automotive -- 1.5%
    1,645,000 Ford Motor Co.,
              7.450%, 7/16/2031(b)                                                         1,272,819
    1,120,000 Ford Motor Credit Co.,
              8.000%, 12/15/2016                                                           1,077,712
  105,000,000 Toyota Motor Credit Corp.,
              0.750%, 6/09/2008 (JPY)                                                        891,224
                                                                                     ---------------
                                                                                           3,241,755
                                                                                     ---------------
              Banking -- 1.0%
   70,000,000 Rabobank Nederland, Series EMTN, 144A,
              13.500%, 1/28/2008 (ISK)                                                     1,060,980
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed Note, 144A,
              7.940%, 12/30/2026                                                           1,252,383
                                                                                     ---------------
                                                                                           2,313,363
                                                                                     ---------------
              Brokerage -- 0.4%
      925,000 Goldman Sachs Group, Inc.,
              5.300%, 2/14/2012                                                              925,268
                                                                                     ---------------
              Building Materials -- 0.6%
      495,000 Owens Corning, Inc., 144A,
              7.000%, 12/01/2036                                                             493,676
      900,000 USG Corp., 144A,
              6.300%, 11/15/2016                                                             906,371
                                                                                     ---------------
                                                                                           1,400,047
                                                                                     ---------------
              Consumer Cyclical Services -- 0.5%
    1,160,000 Western Union Co.,
              6.200%, 11/17/2036                                                           1,101,304
                                                                                     ---------------
              Diversified Manufacturing -- 0.7%
    1,650,000 Crane Co.,
              6.550%, 11/15/2036                                                           1,645,575
                                                                                     ---------------
              Electric -- 2.3%
    1,455,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                                                           1,432,979
    1,325,000 Enersis SA, Chile,
              7.375%, 1/15/2014(b)                                                         1,438,142

  Principal
 Amount (++)  Description                                                            Value (+)
-------------------------------------------------------------------------------------------------
              Electric -- continued
$   1,325,000 Ipalco Enterprises, Inc., Senior Secured Note,
              8.375%, 11/14/2008                                                  $     1,368,062
      790,000 Southern California Edison Co.,
              7.625%, 1/15/2010                                                           840,299
                                                                                  ---------------
                                                                                        5,079,482
                                                                                  ---------------
              Financial Services -- 1.0%
    1,050,000 HSBC Finance Corp.,
              7.000%, 5/15/2012                                                         1,126,815
    1,185,000 Morgan Stanley,
              4.000%, 1/15/2010                                                         1,151,753
                                                                                  ---------------
                                                                                        2,278,568
                                                                                  ---------------
              Gaming -- 0.4%
      770,000 Harrah's Operating Co., Inc., Senior Note,
              7.125%, 6/01/2007                                                           772,888
                                                                                  ---------------
              Government Guaranteed -- 1.6%
  275,000,000 Kreditanstalt fuer Wiederaufbau, Series EMTN,
              2.050%, 9/21/2009 (JPY)                                                   2,398,329
    1,325,000 Kreditanstalt fuer Wiederaufbau,
              4.000%, 2/15/2012 (CHF)                                                   1,162,051
                                                                                  ---------------
                                                                                        3,560,380
                                                                                  ---------------
              Healthcare -- 1.1%
      575,000 HCA, Inc.,
              7.500%, 12/15/2023                                                          487,900
      485,000 Hospira, Inc.,
              6.050%, 3/30/2017                                                           484,619
    1,250,000 Medco Health Solutions,
              7.250%, 8/15/2013                                                         1,351,894
                                                                                  ---------------
                                                                                        2,324,413
                                                                                  ---------------
              Home Construction -- 0.5%
    1,050,000 Desarrolladora Homex SAB de CV,
              7.500%, 9/28/2015                                                         1,083,600
                                                                                  ---------------
              Hybrid ARMs -- 0.5%
    1,205,738 JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3,
              5.936%, 1/25/2037(c)                                                      1,208,434
                                                                                  ---------------
              Independent Energy -- 0.0%
       65,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                                            64,321
                                                                                  ---------------
              Media Cable -- 1.0%
    1,060,000 Cox Communications, Inc.,
              6.750%, 3/15/2011                                                         1,114,858
    1,085,000 CSC Holdings, Inc., Senior Note, Series B,
              7.625%, 4/01/2011                                                         1,112,125
                                                                                  ---------------
                                                                                        2,226,983
                                                                                  ---------------
              Mortgage Backed Securities -- 7.1%
      795,000 Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2,
              5.165%, 9/10/2047(c)                                                        796,431
      850,000 Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2,
              5.334%, 9/10/2045(c)                                                        855,571
    1,245,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2005-PW10, Class A2,
              5.270%, 12/11/2040                                                        1,251,315
    2,150,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2006-PW12, Class A4,
              5.711%, 9/11/2038(c)                                                      2,216,025

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)     Description                                                       Value (+)
-----------------------------------------------------------------------------------------------
                 Mortgage Backed Securities -- continued
$     710,000    Citigroup/Deutsche Bank Commercial Mortgage Trust,
                 Series 2006-CD2, Class A2,
                 5.408%, 1/15/2046                                              $       715,599
    2,160,000    Commercial Mortgage Pass Through Certificates, Series 2006-C7,
                 Class A4,
                 5.962%, 6/10/2046(c)                                                 2,232,928
    1,500,000    GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A,
                 4.751%, 7/10/2039                                                    1,447,061
    1,710,000    LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
                 4.647%, 7/15/2030                                                    1,677,491
    2,400,000    Morgan Stanley Capital I, Series 2005-T19, Class A4A,
                 4.890%, 6/12/2047                                                    2,332,498
    2,195,000    Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
                 Class A2,
                 4.519%, 7/15/2042                                                    2,153,307
                                                                                ---------------
                                                                                     15,678,226
                                                                                ---------------
                 Mortgage Related -- 27.5%
    2,189,198    FHLMC,
                 4.000%, 7/01/2019                                                    2,068,846
    6,310,898    FHLMC,
                 4.500%, with various maturities to 2034(d)                           6,055,736
   12,097,847    FHLMC,
                 5.000%, with various maturities to 2036(d)                          11,755,150
    1,528,449    FHLMC,
                 5.500%, with various maturities to 2018(d)                           1,535,032
      225,691    FHLMC,
                 6.000%, 6/01/2035                                                      228,536
  140,000,000    FNMA,
                 1.750%, 3/26/2008 (JPY)                                              1,200,770
  140,000,000    FNMA,
                 2.125%, 10/09/2007 (JPY)                                             1,197,417
      868,671    FNMA,
                 4.000%, 6/01/2019                                                      821,105
    6,050,165    FNMA,
                 4.500%, with various maturities to 2035(d)                           5,798,763
    5,825,188    FNMA,
                 5.000%, 7/01/2035                                                    5,633,696
    7,852,580    FNMA,
                 5.500%, with various maturities to 2036(d)                           7,799,461
    5,628,893    FNMA,
                 6.000%, with various maturities to 2034(d)                           5,712,564
    4,921,043    FNMA,
                 6.500%, with various maturities to 2036(d)                           5,024,528
      267,766    FNMA,
                 7.000%, with various maturities to 2030(d)                             279,721
      298,230    FNMA,
                 7.500%, with various maturities to 2032(d)                             312,161
    1,157,444    GNMA,
                 5.500%, 2/20/2034                                                    1,150,486
      433,741    GNMA,
                 6.000%, 1/15/2029                                                      441,066
      869,602    GNMA,
                 6.500%, with various maturities to 2032(d)                             894,547
      514,551    GNMA,
                 7.000%, with various maturities to 2029(d)                             538,417
      153,431    GNMA,
                 7.500%, with various maturities to 2030(d)                             160,316

  Principal
 Amount (++)     Description                                                     Value (+)
---------------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$      90,172    GNMA,
                 8.000%, 11/15/2029                                           $        95,772
      138,469    GNMA,
                 8.500%, with various maturities to 2023(d)                           148,940
       23,557    GNMA,
                 9.000%, with various maturities to 2016(d)                            25,235
       61,201    GNMA,
                 11.500%, with various maturities to 2015(d)                           68,279
    1,800,000    Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
                 Class A2,
                 5.117%, 4/10/2037                                                  1,800,568
                                                                              ---------------
                                                                                   60,747,112
                                                                              ---------------
                 Non-Captive Diversified -- 0.6%
    1,180,000    GMAC LLC,
                 8.000%, 11/01/2031                                                 1,265,130
                                                                              ---------------
                 Non-Captive Finance -- 2.3%
  431,000,000    General Electric Capital Corp., Series EMTN,
                 0.550%, 10/14/2008 (JPY)                                           3,641,299
    1,665,000    General Electric Capital Corp.,
                 1.750%, 2/12/2010 (CHF)                                            1,335,758
                                                                              ---------------
                                                                                    4,977,057
                                                                              ---------------
                 Paper -- 0.5%
      330,000    Georgia-Pacific Corp.,
                 7.375%, 12/01/2025                                                   318,450
      755,000    Georgia-Pacific Corp.,
                 7.750%, 11/15/2029                                                   747,450
                                                                              ---------------
                                                                                    1,065,900
                                                                              ---------------
                 Pharmaceuticals -- 1.2%
    2,750,000    Valeant Pharmaceuticals International, Senior Note,
                 7.000%, 12/15/2011                                                 2,660,625
                                                                              ---------------
                 Property & Casualty Insurance -- 0.2%
      475,000    Willis North America, Inc.,
                 6.200%, 3/28/2017                                                    476,043
                                                                              ---------------
                 Real Estate Investment Trusts -- 1.9%
      195,000    Colonial Realty, LP, Senior Note,
                 4.750%, 2/01/2010                                                    192,236
    1,350,000    Colonial Realty, LP, Senior Note,
                 5.500%, 10/01/2015                                                 1,325,734
    1,250,000    iStar Financial, Inc., Senior Note,
                 6.000%, 12/15/2010                                                 1,276,635
    1,340,000    Simon Property Group, LP,
                 6.375%, 11/15/2007                                                 1,347,372
                                                                              ---------------
                                                                                    4,141,977
                                                                              ---------------
                 Refining -- 0.5%
    1,105,000    Premcor Refining Group, Inc. (The),
                 6.125%, 5/01/2011                                                  1,140,147
                                                                              ---------------
                 Sovereigns -- 2.6%
   18,980,000    Kingdom of Norway,
                 5.500%, 5/15/2009 (NOK)                                            3,168,989
    2,165,000    Kingdom of Norway,
                 6.000%, 5/16/2011 (NOK)                                              374,132
    2,145,000    Pemex Project Funding Master Trust,
                 7.875%, 2/01/2009                                                  2,236,163
                                                                              ---------------
                                                                                    5,779,284
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                             Value (+)
----------------------------------------------------------------------------------
              Supranational -- 0.7%
$ 120,000,000 Inter-American Development Bank,
              1.900%, 7/08/2009 (JPY)                              $     1,042,024
   68,400,000 International Bank for Reconstruction & Development,
              2.000%, 2/18/2008 (JPY)                                      586,791
                                                                   ---------------
                                                                         1,628,815
                                                                   ---------------
              Technology -- 2.6%
      665,000 Corning, Inc.,
              6.200%, 3/15/2016                                            683,337
      355,000 Corning, Inc.,
              7.250%, 8/15/2036                                            374,216
      565,000 Freescale Semiconductor, Inc., 144A,
              10.125%, 12/15/2016(b)                                       566,413
      295,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                            274,350
      920,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                            885,500
    2,075,000 Pitney Bowes, Inc.,
              5.250%, 1/15/2037                                          2,025,814
      978,000 Xerox Corp.,
              6.400%, 3/15/2016                                          1,005,898
                                                                   ---------------
                                                                         5,815,528
                                                                   ---------------
              Treasuries -- 23.9%
  296,000,000 Canadian Government,
              1.900%, 3/23/2009 (JPY)                                    2,563,273
    8,917,412 U.S. Treasury Bond,
              2.375%, 1/15/2025(b)(e)                                    8,975,232
    1,450,000 U.S. Treasury Bond,
              4.000%, 2/15/2014(b)                                       1,398,798
   14,291,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(b)                                      13,473,726
      715,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(b)                                         762,257
      445,000 U.S. Treasury Note,
              3.000%, 11/15/2007(b)                                        439,542
    2,075,000 U.S. Treasury Note,
              3.375%, 10/15/2009(b)                                      2,016,479
    2,555,000 U.S. Treasury Note,
              4.000%, 11/15/2012(b)                                      2,487,931
    1,070,000 U.S. Treasury Note,
              4.250%, 8/15/2013(b)                                       1,051,735
    3,350,000 U.S. Treasury Note,
              4.375%, 8/15/2012(b)                                       3,328,932
    6,125,000 U.S. Treasury Note,
              4.500%, 2/15/2016(b)                                       6,062,794
    8,670,000 U.S. Treasury Note,
              4.625%, with various maturities to 2017(b)(f)              8,645,622
    1,540,000 U.S. Treasury Note,
              5.125%, with various maturities to 2016(b)(f)              1,582,097
                                                                   ---------------
                                                                        52,788,418
                                                                   ---------------
              Wireless -- 1.5%
      730,000 Sprint Capital Corp.,
              6.125%, 11/15/2008                                           739,283
    1,110,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                         1,105,434
    1,420,000 True Move Co., Ltd., 144A,
              10.750%, 12/16/2013                                        1,444,850
                                                                   ---------------
                                                                         3,289,567
                                                                   ---------------

  Principal
 Amount (++)  Description                                                          Value (+)
------------------------------------------------------------------------------------------------
              Wirelines -- 5.8%
$   1,380,000 Citizens Communications Co., 144A,
              7.875%, 1/15/2027                                                 $     1,411,050
    2,760,000 Embarq Corp.,
              7.995%, 6/01/2036                                                       2,850,006
    3,200,000 LCI International, Inc., Senior Note,
              7.250%, 6/15/2007                                                       3,208,000
      210,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                                        197,663
    1,240,000 Qwest Corp.,
              7.200%, 11/10/2026                                                      1,255,500
      850,000 Qwest Corp.,
              7.250%, 9/15/2025                                                         876,562
      255,000 Qwest Corp.,
              7.250%, 10/15/2035                                                        254,362
    1,675,000 Qwest Corp.,
              7.500%, 6/15/2023(b)                                                    1,702,219
    1,055,000 Telefonica Emisones SAU,
              6.421%, 6/20/2016                                                       1,101,130
                                                                                ---------------
                                                                                     12,856,492
                                                                                ---------------
              Total Bonds and Notes (Identified Cost $213,243,000)                  213,506,335
                                                                                ---------------
   Shares/
  Principal
 Amount (++)
------------------------------------------------------------------------------------------------
Short-Term Investments -- 27.7%
   55,198,804 State Street Securities Lending Quality Trust(g)                       55,198,804
$   5,936,038 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/2007 at 4.250% to be repurchased at
              $5,938,141 on 4/2/2007, collateralized by $4,395,000 U.S.
              Treasury Bond, 8.875% due 2/15/2019 valued at $6,060,617,
              including accrued interest (Note 2f )                                   5,936,038
                                                                                ---------------
              Total Short-Term Investments (Identified Cost $61,134,842)             61,134,842
                                                                                ---------------
              Total Investments -- 124.2%
              (Identified Cost $274,377,842)(a)                                     274,641,177
              Other assets less liabilities -- (24.2)%                              (53,453,843)
                                                                                ---------------
              Net Assets -- 100%                                                $   221,187,334
                                                                                ===============
         (++) Principal amount is in U.S. dollars unless otherwise noted.
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2007, the net unrealized depreciation on investments based on cost of $274,895,847 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                   $     2,340,102
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                        (2,594,772)
                                                                                ---------------
              Net unrealized depreciation                                       $      (254,670)
                                                                                ===============

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  (b) All or a portion of this security was on loan at March 31, 2007.
  (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as prime interest rate) on a specified date (such as coupon date or payment date).
  (d) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (e) Treasury Inflation Protected Security (TIPS).
  (f) All separate investments in United States Treasury Notes which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
  (g) Represents investment of securities lending collateral.
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $7,135,723 or 3.2% of net assets.
  ARM Adjustable Rate Mortgage
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
 EMTN Euro Medium Term Note
  CHF Swiss Franc
  ISK Iceland Krona
  JPY Japanese Yen
  NOK Norwegian Krone

Holdings at March 31, 2007 as a Percentage of Net Assets (unaudited)

                        Mortgage Related           27.5%
                        Treasuries                 23.9
                        Mortgage Backed Securities  7.1
                        Wirelines                   5.8
                        Asset-Backed Securities     4.5
                        Technology                  2.6
                        Sovereigns                  2.6
                        Electric                    2.3
                        Non-Captive Finance         2.3
                        Other, less than 2% each   17.9

                See accompanying notes to financial statements.

          LOOMIS SAYLES HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)   Description                                                   Value (+)
-----------------------------------------------------------------------------------------
Bonds and Notes -- 82.8% of Net Assets
               Airlines -- 0.3%
$       71,412 Continental Airlines, Inc., Series 1997-4, Class 4B,
               6.900%, 1/02/2017                                          $        70,877
        37,583 Continental Airlines, Inc., Series 1999-1, Class C,
               6.954%, 8/02/2009                                                   37,395
                                                                          ---------------
                                                                                  108,272
                                                                          ---------------
               Automotive -- 4.3%
       420,000 Ford Motor Co.,
               6.375%, 2/01/2029(b)                                               299,250
        65,000 Ford Motor Co.,
               6.625%, 2/15/2028(b)                                                46,963
     1,220,000 Ford Motor Co.,
               6.625%, 10/01/2028                                                 881,450
       210,000 Ford Motor Co.,
               7.450%, 7/16/2031(b)                                               162,487
        40,000 Ford Motor Co.,
               7.500%, 8/01/2026                                                   31,200
       430,000 Ford Motor Credit Co.,
               5.700%, 1/15/2010(b)                                               411,627
        10,000 General Motors Corp.,
               8.375%, 7/15/2033(b)                                                 8,975
                                                                          ---------------
                                                                                1,841,952
                                                                          ---------------
               Banking -- 4.2%
   250,000,000 Barclays Financial LLC, 144A,
               4.060%, 9/16/2010 (KRW)                                            251,887
     9,000,000 Barclays Financial LLC, Series EMTN, 144A,
               4.100%, 3/22/2010 (THB)                                            260,631
     7,000,000 Barclays Financial LLC, 144A,
               4.160%, 2/22/2010 (THB)                                            202,757
   400,000,000 Barclays Financial LLC, 144A,
               4.470%, 12/04/2011 (KRW)                                           423,299
       500,000 HSBC Bank USA, 144A,
               3.310%, 8/25/2010                                                  547,550
 1,436,358,000 JPMorgan Chase & Co., 144A,
               Zero Coupon, 3/28/2011 (IDR)                                       109,083
                                                                          ---------------
                                                                                1,795,207
                                                                          ---------------
               Chemicals -- 4.1%
       450,000 Borden, Inc.,
               7.875%, 2/15/2023                                                  383,625
       550,000 Borden, Inc.,
               9.200%, 3/15/2021                                                  523,875
       130,000 Georgia Gulf Corp., 144A,
               10.750%, 10/15/2016(b)                                             124,800
       380,000 Hercules, Inc., Subordinated Note,
               6.500%, 6/30/2029                                                  323,000
       155,000 Mosaic Co., (The), 144A,
               7.375%, 12/01/2014                                                 161,587
       155,000 Mosaic Co., (The), 144A,
               7.625%, 12/01/2016                                                 163,525
        60,000 Mosaic Global Holdings, Inc.,
               7.375%, 8/01/2018                                                   59,700
                                                                          ---------------
                                                                                1,740,112
                                                                          ---------------
               Construction Machinery -- 0.3%
       120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
               7.750%, 12/15/2013(b)                                              119,100
                                                                          ---------------

  Principal
 Amount (++)  Description                               Value (+)
--------------------------------------------------------------------
              Electric -- 2.4%
$     375,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018                      $       360,000
      180,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                             174,600
      140,000 NGC Corp. Capital Trust I, Series B,
              8.316%, 6/01/2027                              134,400
       60,000 NRG Energy, Inc.,
              7.250%, 2/01/2014                               61,500
      165,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                              169,537
      115,000 NRG Energy, Inc.,
              7.375%, 1/15/2017                              118,019
       20,000 TXU Corp., Series R,
              6.550%, 11/15/2034                              16,748
                                                     ---------------
                                                           1,034,804
                                                     ---------------
              Financial Other -- 0.7%
      300,000 Petrozuata Finance, Inc., 144A,
              8.220%, 4/01/2017                              301,500
                                                     ---------------
              Food & Beverage -- 0.4%
      200,000 Aramark Services, Inc.,
              5.000%, 6/01/2012                              179,500
                                                     ---------------
              Gaming -- 0.1%
       45,000 Harrah's Operating Co., Inc.,
              5.750%, 10/01/2017                              37,238
                                                     ---------------
              Government Guaranteed -- 2.6%
   28,000,000 Kreditanstalt fuer Wiederaufbau,
              1.750%, 3/23/2010 (JPY)                        243,197
   28,000,000 Kreditanstalt fuer Wiederaufbau,
              1.850%, 9/20/2010 (JPY)                        244,300
   70,000,000 Oesterreichische Kontrollbank AG,
              1.800%, 3/22/2010 (JPY)                        608,852
                                                     ---------------
                                                           1,096,349
                                                     ---------------
              Government Sponsored -- 1.4%
   70,000,000 Federal National Mortgage Association,
              1.750%, 3/26/2008 (JPY)                        600,385
                                                     ---------------
              Healthcare -- 2.7%
       70,000 HCA, Inc.,
              6.500%, 2/15/2016(b)                            59,588
       15,000 HCA, Inc.,
              7.050%, 12/01/2027                              11,899
      170,000 HCA, Inc.,
              7.500%, 12/15/2023                             144,249
      480,000 HCA, Inc.,
              7.500%, 11/06/2033                             409,200
      315,000 HCA, Inc.,
              7.580%, 9/15/2025                              265,886
       35,000 HCA, Inc.,
              7.690%, 6/15/2025                               30,171
       40,000 HCA, Inc.,
              7.750%, 7/15/2036                               33,891
       40,000 HCA, Inc.,
              8.360%, 4/15/2024                               36,432
       40,000 Invitrogen Corp.,
              1.500%, 2/15/2024                               35,650

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                           Value (+)
--------------------------------------------------------------------------------
              Healthcare -- continued
$       5,000 Tenet Healthcare Corp.,
              6.875%, 11/15/2031                                 $         3,950
      110,000 Tenet Healthcare Corp.,
              9.250%, 2/01/2015                                          108,900
                                                                 ---------------
                                                                       1,139,816
                                                                 ---------------
              Home Construction -- 3.7%
      410,000 Desarrolladora Homex SAB de CV,
              7.500%, 9/28/2015                                          423,120
      320,000 K Hovnanian Enterprises, Inc.,
              6.250%, 1/15/2015                                          277,600
      210,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.250%, 1/15/2016                                          180,075
       30,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.500%, 1/15/2014                                           26,850
      590,000 KB Home,
              7.250%, 6/15/2018                                          544,880
      155,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(b)                                       138,252
                                                                 ---------------
                                                                       1,590,777
                                                                 ---------------
              Independent Energy -- 1.9%
      625,000 Chesapeake Energy Corp.,
              6.500%, 8/15/2017                                          617,187
      175,000 Chesapeake Energy Corp.,
              6.875%, 11/15/2020                                         174,125
                                                                 ---------------
                                                                         791,312
                                                                 ---------------
              Industrial Other -- 0.9%
      265,000 Incyte Corp., Convertible,
              3.500%, 2/15/2011(b)                                       231,213
      140,000 Ranhill Labuan Ltd., 144A,
              12.500%, 10/26/2011(b)                                     138,838
                                                                 ---------------
                                                                         370,051
                                                                 ---------------
              Integrated Energy -- 0.6%
      265,000 Cerro Negro Finance, Ltd., 144A,
              7.900%, 12/01/2020                                         265,000
                                                                 ---------------
              Media Cable -- 1.3%
      550,000 CSC Holdings, Inc., Senior Note,
              7.625%, 7/15/2018(b)                                       555,500
                                                                 ---------------
              Media Non-Cable -- 0.4%
      175,000 Intelsat Corp.,
              6.875%, 1/15/2028                                          161,438
                                                                 ---------------
              Metals & Mining -- 0.5%
      195,000 Vale Overseas, Ltd.,
              6.875%, 11/21/2036                                         201,374
                                                                 ---------------
              Non-Captive Diversified -- 0.8%
      330,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014                                         324,420
                                                                 ---------------
              Oil Field Services -- 0.7%
      310,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                         316,200
                                                                 ---------------
              Packaging -- 0.3%
      135,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018(b)                                       138,038
                                                                 ---------------

  Principal
 Amount (++)  Description                                                          Value (+)
-----------------------------------------------------------------------------------------------
              Paper -- 5.3%
$     215,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028(b)                                              $       178,450
      250,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                         217,500
      685,000 Bowater, Inc.,
              6.500%, 6/15/2013(b)                                                      618,212
       75,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                                          71,625
      155,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                        149,575
      370,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                                        366,300
      170,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                         170,850
      430,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                                         455,800
       20,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013(b)                                                       19,400
                                                                                ---------------
                                                                                      2,247,712
                                                                                ---------------
              Pharmaceuticals -- 6.1%
      440,000 Elan Finance PLC, Senior Note,
              7.750%, 11/15/2011                                                        432,300
      110,000 Elan Finance PLC, 144A,
              8.875%, 12/01/2013                                                        111,788
      425,000 Enzon Pharmaceuticals, Inc.,
              4.500%, 7/01/2008                                                         413,844
      127,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                                         108,109
       45,000 Human Genome Sciences, Inc., Convertible,
              2.250%, 8/15/2012(b)                                                       39,656
      360,000 Inhale Therapeutic Systems, Inc., Subordinated Note, Convertible,
              3.500%, 10/17/2007                                                        353,250
      210,000 Merck & Co., Inc.,
              4.750%, 3/01/2015                                                         201,793
      345,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible,
              5.500%, 10/17/2008                                                        364,838
      190,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              3.000%, 8/16/2010                                                         173,850
      450,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              4.000%, 11/15/2013                                                        410,062
                                                                                ---------------
                                                                                      2,609,490
                                                                                ---------------
              Pipelines -- 3.6%
      915,000 El Paso Corp.,
              6.950%, 6/01/2028(b)                                                      940,163
      125,000 Kinder Morgan Energy Partners, LP, Senior Note,
              5.800%, 3/15/2035(b)                                                      115,291
       65,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                          60,944
      440,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                                         393,991
       25,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                                                          22,928
                                                                                ---------------
                                                                                      1,533,317
                                                                                ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)     Description                                          Value (+)
----------------------------------------------------------------------------------
                 Retailers -- 2.3%
$     250,000    Dillard's, Inc.,
                 6.625%, 1/15/2018(b)                              $       242,812
      105,000    Dillard's, Inc.,
                 7.130%, 8/01/2018                                         103,294
      765,000    Toys R US, Inc.,
                 7.375%, 10/15/2018(b)                                     657,900
                                                                   ---------------
                                                                         1,004,006
                                                                   ---------------
                 Sovereigns -- 6.4%
   44,200(++)    Mexican Fixed Rate Bonds, Series M-20,
                 8.000%, 12/07/2023 (MXN)                                  414,281
  148,500(++)    Mexican Fixed Rate Bonds, Series M-10,
                 9.000%, 12/20/2012 (MXN)                                1,439,225
    1,517,320    Republic of Argentina,
                 2.000%, 9/30/2014 (ARS)                                   425,214
    2,100,000    Republic of South Africa,
                 13.000%, 8/31/2010 (ZAR)                                  329,944
    3,710,000    Republic of Uruguay,
                 4.250%, 4/05/2027 (UYU)                                   155,683
                                                                   ---------------
                                                                         2,764,347
                                                                   ---------------
                 Supermarkets -- 3.2%
      245,000    Albertson's, Inc.,
                 6.625%, 6/01/2028                                         224,312
      190,000    Albertson's, Inc.,
                 7.750%, 6/15/2026                                         192,418
      750,000    Albertson's, Inc., Senior Note,
                 7.450%, 8/01/2029                                         737,800
      130,000    Albertson's, Inc., Senior Note,
                 8.000%, 5/01/2031                                         132,493
       25,000    Albertson's, Inc., Senior Note,
                 8.700%, 5/01/2030                                          27,047
       50,000    American Stores Co.,
                 8.000%, 6/01/2026                                          53,621
                                                                   ---------------
                                                                         1,367,691
                                                                   ---------------
                 Supranational -- 2.3%
    2,700,000    Inter-American Development Bank, Series E, (MTN),
                 Zero Coupon, 5/11/2009 (BRL)                              998,592
                                                                   ---------------
                 Technology -- 7.1%
      270,000    Freescale Semiconductor, Inc., 144A,
                 10.125%, 12/15/2016(b)                                    270,675
      345,000    JDS Uniphase Corp.,
                 Zero Coupon, 11/15/2010                                   316,969
      215,000    Kulicke & Soffa Industries, Inc., Convertible,
                 0.500%, 11/30/2008                                        195,112
       35,000    Kulicke & Soffa Industries, Inc., Convertible,
                 1.000%, 6/30/2010(b)                                       33,644
      910,000    Lucent Technologies, Inc.,
                 6.450%, 3/15/2029                                         821,275
      266,000    Maxtor Corp., Subordinated Note,
                 5.750%, 3/01/2012(d)                                      250,040
      300,000    Nortel Networks Corp., Guaranteed Senior Note,
                 4.250%, 9/01/2008                                         296,250
      500,000    Nortel Networks Corp.,
                 6.875%, 9/01/2023                                         465,000
       40,000    Northern Telecom Capital Corp.,
                 7.875%, 6/15/2026                                          38,500

  Principal
 Amount (++)  Description                                            Value (+)
------------------------------------------------------------------------------------
              Technology -- continued
$     210,000 Sanmina-SCI Corp.,
              8.125%, 3/01/2016(b)                                $       197,400
      145,000 Unisys Corp., Senior Note,
              8.000%, 10/15/2012                                          145,362
                                                                  ---------------
                                                                        3,030,227
                                                                  ---------------
              Transportation Services -- 2.8%
      275,000 APL Ltd., Senior Note,
              8.000%, 1/15/2024(d)                                        255,445
      300,000 Overseas Shipholding Group,
              Senior Note,
              7.500%, 2/15/2024                                           304,500
      295,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                          292,050
      350,000 Stena AB, Senior Note,
              7.500%, 11/01/2013                                          355,250
                                                                  ---------------
                                                                        1,207,245
                                                                  ---------------
              Wireless -- 0.9%
      200,000 MetroPCS Wireless, Inc., 144A,
              9.250%, 11/01/2014                                          211,500
      165,000 True Move Co., Ltd., 144A,
              10.750%, 12/16/2013                                         167,888
                                                                  ---------------
                                                                          379,388
                                                                  ---------------
              Wirelines -- 8.2%
       65,000 Cincinnati Bell Telephone Co.,
              6.300%, 12/01/2028                                           59,475
       50,000 Cincinnati Bell, Inc.,
              8.375%, 1/15/2014                                            51,125
       95,000 Citizens Communications Co.,
              7.000%, 11/01/2025(b)                                        87,400
      405,000 Hanarotelecom, Inc., 144A,
              7.000%, 2/01/2012                                           410,569
      435,000 Level 3 Communications, Inc., Convertible,
              2.875%, 7/15/2010                                           486,112
      185,000 Level 3 Communications, Inc., Convertible,
              6.000%, 3/15/2010(b)                                        177,600
      375,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(b)                                        354,375
    1,890,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                         1,875,825
                                                                  ---------------
                                                                        3,502,481
                                                                  ---------------
              Total Bonds and Notes (Identified Cost $33,048,906)      35,352,841
                                                                  ---------------
   Shares
------------------------------------------------------------------------------------
Common Stocks -- 1.6%
              Home Construction -- 0.2%
        1,775 KB Home(b)                                                   75,739
                                                                  ---------------
              Pharmaceuticals -- 1.4%
        6,875 Merck & Co., Inc.                                           303,669
        1,717 Teva Pharmaceutical Industries, Ltd., ADR                    64,267
        8,147 Vertex Pharmaceuticals, Inc.(b)(e)                          228,442
                                                                  ---------------
                                                                          596,378
                                                                  ---------------
              Total Common Stocks (Identified Cost $500,137)              672,117
                                                                  ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Shares     Description                                                           Value (+)
----------------------------------------------------------------------------------------------------
Preferred Stocks -- 3.7%
              Electric -- 1.7%
        6,475 AES Trust III, Convertible,
              6.750%, 10/15/2029(b)                                              $       325,304
        8,000 CMS Energy Trust I, Convertible,
              7.750%, 7/15/2027                                                          399,000
                                                                                  ---------------
                                                                                         724,304
                                                                                  ---------------
              Packaging -- 0.6%
        6,500 Owens-Illinois, Inc., Convertible,
              4.750%, 12/31/2044                                                         248,950
                                                                                  ---------------
              Pipelines -- 0.9%
        9,500 El Paso Energy Capital Trust I, Convertible,
              4.750%, 3/31/2028                                                          380,000
                                                                                  ---------------
              Technology -- 0.5%
          225 Lucent Technologies Capital Trust I, Convertible,
              7.750%, 3/15/2017                                                          232,959
                                                                                  ---------------
              Total Preferred Stocks (Identified Cost $1,411,773)                      1,586,213
                                                                                  ---------------

   Shares
----------------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.1%
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.(b)                          40,344
        2,175 Western Asset High Income Opportunity Fund, Inc.                            14,943
                                                                                  ---------------
              Total Closed-End Investment Companies
              (Identified Cost $45,442)                                                   55,287
                                                                                  ---------------
   Shares/
  Principal
 Amount (++)
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 25.9%
    6,398,145 State Street Securities Lending Quality Trust(f)                         6,398,145
$   4,660,066 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/2007 at 4.250% to be repurchased at
              $4,661,717 on 4/2/2007, collateralized by $4,800,000 U.S.
              Treasury Bill, 4.890% due 5/31/2007 valued at $4,758,000,
              including accrued interest (Note 2f)                                     4,660,066
                                                                                  ---------------
              Total Short-Term Investments (Identified Cost $11,058,211)              11,058,211
                                                                                  ---------------
              Total Investments -- 114.1%
              (Identified Cost $46,064,469)(a)                                        48,724,669
              Other assets less liabilities -- (14.1)%                                (6,005,277)
                                                                                  ---------------
              Net Assets -- 100%                                                 $    42,719,392
                                                                                  ===============
         (++) Principal amount is in U.S. dollars unless otherwise noted.
          (+) See Note 2a of Notes to Financial Statements.
         (++) Amount shown represents units.
          (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the
              Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.
              Amortization of premium on debt securities is excluded for tax purposes):
              At March 31, 2007, the net unrealized appreciation on investments based on cost of
              $46,076,087 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $     3,174,001
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                           (525,419)
                                                                                  ---------------
              Net unrealized appreciation                                        $     2,648,582
                                                                                  ===============

 (b) All or a portion of this security was on loan at March 31, 2007.
 (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
 (d) Illiquid security. At March 31, 2007, the value of these securities amounted to $505,485 or 1.2%
     of net assets.
 (e) Non-income producing security.
 (f) Represents investment of securities lending collateral.
 ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
 MTN Medium Term Note
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,122,877 or 9.7% of net assets.
 ARS Argentine Peso
 BRL Brazilian Real
 IDR Indonesian Rupiah
 JPY Japanese Yen
 KRW South Korean Won
 MXN Mexican Peso
 THB Thailand Baht
 UYU Uruguayan Peso
 ZAR South African Rand

Holdings at March 31, 2007 as a Percentage of Net Assets (unaudited)

                         Wirelines                 8.2%
                         Technology                7.6
                         Pharmaceuticals           7.5
                         Sovereigns                6.4
                         Paper                     5.3
                         Pipelines                 4.5
                         Automotive                4.3
                         Banking                   4.2
                         Electric                  4.1
                         Chemicals                 4.1
                         Home Construction         3.9
                         Supermarkets              3.2
                         Transportation Services   2.8
                         Healthcare                2.7
                         Government Guaranteed     2.6
                         Retailers                 2.3
                         Supranational             2.3
                         Other, less than 2% each 12.2

                See accompanying notes to financial statements.

     LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND -- PORTFOLIO OF
                                  INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
   Amount     Description                                                         Value (+)
-------------------------------------------------------------------------------------------------
Bonds and Notes -- 92.1% of Net Assets
              Agency -- 3.3%
$   4,200,000 Federal Home Loan Bank,
              3.625%, 11/14/2008(b)                                            $     4,117,424
                                                                               ---------------
              Asset-Backed Securities -- 4.2%
    1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                      1,005,600
    2,200,000 Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
              5.549%, 8/25/2021                                                      2,194,435
      609,256 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4,
              4.630%, 1/25/2020                                                        603,840
      660,000 Residential Funding Mortgage Securities II, Series 2005-HI3,
              Class A4,
              5.490%, 9/25/2035                                                        654,071
      853,476 Residential Funding Mortgage Securities II, Series 2002-HI5,
              Class A7,
              5.700%, 1/25/2028                                                        857,964
                                                                               ---------------
                                                                                     5,315,910
                                                                               ---------------
              Collateralized Mortgage Obligation -- 0.2%
      219,593 Federal Home Loan Mortgage Corporation, Series 3145, Class KA,
              5.000%, 8/15/2024                                                        218,634
                                                                               ---------------
              Hybrid ARMs -- 3.0%
    1,550,234 JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3,
              5.936%, 1/25/2037(c)                                                   1,553,700
    1,945,716 Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A,
              5.592%, 7/25/2035(c)                                                   1,923,517
      261,785 Washington Mutual, Series 2004-AR7, Class A2A,
              3.537%, 7/25/2034                                                        261,146
                                                                               ---------------
                                                                                     3,738,363
                                                                               ---------------
              Mortgage Backed Securities -- 1.1%
    1,400,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.962%, 6/10/2046(c)                                                   1,447,268
                                                                               ---------------
              Mortgage Related -- 57.2%
      850,557 FHLMC,
              4.500%, 5/01/2034                                                        800,651
    7,674,906 FHLMC,
              5.000%, with various maturities to 2030(d)                             7,590,523
    2,662,852 FHLMC,
              5.500%, 12/01/2034                                                     2,639,338
    7,253,341 FHLMC,
              6.000%, with various maturities to 2021(d)                             7,374,018
   11,945,965 FHLMC,
              6.500%, with various maturities to 2034(d)                            12,248,617
      283,085 FHLMC,
              7.000%, 2/01/2016                                                        292,604
       48,196 FHLMC,
              7.500%, with various maturities to 2026(d)                                49,702
       27,666 FHLMC,
              8.000%, with various maturities to 2015(d)                                28,825
        6,613 FHLMC,
              10.000%, 7/01/2019                                                         7,303
      295,192 FHLMC,
              11.500%, with various maturities to 2020(d)                              320,732
   14,503,461 FNMA,
              4.000%, with various maturities to 2019(d)                            13,720,475

  Principal
   Amount     Description                                                     Value (+)
------------------------------------------------------------------------------------------
              Mortgage Related -- continued
$   2,910,915 FNMA,
              4.500%, with various maturities to 2035(d)                   $     2,773,352
    2,205,965 FNMA,
              5.000%, 6/01/2035                                                  2,133,448
    4,787,462 FNMA,
              5.500%, with various maturities to 2036(d)                         4,756,628
    4,853,656 FNMA,
              6.000%, with various maturities to 2034(d)                         4,927,350
    7,932,855 FNMA,
              6.500%, with various maturities to 2036(d)                         8,109,067
      600,000 FNMA,
              6.625%, 9/15/2009(b)                                                 624,290
      300,775 FNMA,
              7.000%, 12/01/2022                                                   315,889
      650,460 FNMA,
              7.500%, with various maturities to 2032(d)                           677,196
      119,428 FNMA,
              8.000%, with various maturities to 2016(d)                           125,125
      150,504 GNMA,
              6.000%, 12/15/2031                                                   152,911
      564,266 GNMA,
              6.500%, 5/15/2031                                                    580,669
      489,696 GNMA,
              7.000%, with various maturities to 2029(d)                           512,276
       25,338 GNMA,
              9.000%, with various maturities to 2009(d)                            25,811
        5,520 GNMA,
              9.500%, 8/15/2009                                                      5,724
        9,867 GNMA,
              12.500%, with various maturities to 2015(d)                           11,019
      126,398 GNMA,
              16.000%, with various maturities to 2012(d)                          144,994
       51,411 GNMA,
              17.000%, with various maturities to 2011(d)                           60,129
      985,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                    985,311
                                                                           ---------------
                                                                                71,993,977
                                                                           ---------------
              Treasuries -- 23.1%
   13,040,000 U.S. Treasury Note,
              3.125%, 5/15/2007(b)                                              13,008,927
   10,815,000 U.S. Treasury Note,
              3.125%, 10/15/2008(b)                                             10,561,096
    1,930,000 U.S. Treasury Note,
              6.125%, 8/15/2007                                                  1,937,539
    4,000,000 U.S. Treasury STRIPS,
              Zero Coupon, 11/15/2009                                            3,558,507
                                                                           ---------------
                                                                                29,066,069
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $116,695,173)             115,897,645
                                                                           ---------------

                See accompanying notes to financial statements.

     LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND -- PORTFOLIO OF
                            INVESTMENTS (continued)

Investments as of March 31, 2007 (Unaudited)

   Shares/
  Principal
   Amount     Description                                                               Value (+)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 30.7%
   28,938,786 State Street Securities Lending Quality Trust(e)                       $    28,938,786
$   1,630,055 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/2007 at 4.250% to be repurchased at
              $1,630,633 on 4/02/2007, collateralized by $1,680,000 U.S.
              Treasury Bill, 4.890% due 5/31/2007 valued at $1,665,300,
              including accrued interest (Note 2f )                                        1,630,055
$   8,000,000 U.S Treasury Bill, 5.035%, 4/12/2007(f)                                      7,987,692
                                                                                     ---------------
              Total Short-Term Investments (Identified Cost $38,556,533)                  38,556,533
                                                                                     ---------------
              Total Investments -- 122.8%
              (Identified Cost $155,251,706)(a)                                          154,454,178
              Other assets less liabilities -- (22.8)%                                   (28,640,867)
                                                                                     ---------------
              Net Assets -- 100%                                                     $   125,813,311
                                                                                     ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the
              Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.
              Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2007, the net unrealized depreciation on investments based on cost of
              $155,441,470 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                        $       335,536
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (1,322,828)
                                                                                     ---------------
              Net unrealized depreciation                                            $      (987,292)
                                                                                     ===============
          (b) All or a portion of this security was on loan at March 31, 2007.
          (c) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as prime interest rate) on a specified date (such as coupon date or payment date).
          (d) The Fund's investment in mortgage related securities of the Federal Home Loan
              Mortgage Corporation, Federal National Mortgage Association and Government National
              Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
          (e) Represents investment of securities lending collateral.
          (f) Annualized yield at time of purchase.
          ARM Adjustable Rate Mortgage
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
       STRIPS Separate Trading of Registered Interest and Principal of Securities

Holdings at March 31, 2007 as a Percentage of Net Assets (unaudited)

                         Mortgage Related         57.2%
                         Treasuries               23.1
                         Asset-Backed Securities   4.2
                         Agency                    3.3
                         Hybrid ARMs               3.0
                         Other, less than 2% each  1.3

                See accompanying notes to financial statements.

 LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
   Amount     Description                                           Value (+)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.0% of Net Assets
              Martha's Vineyard, MA -- 1.5%
$   1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032 (AMBAC insured)                  $     1,043,560
                                                                 ---------------
              Massachusetts -- 5.8%
    3,500,000 State Refunding Series A,
              6.500%, 11/01/2014 (AMBAC insured)                       4,134,515
                                                                 ---------------
              Massachusetts Bay Transportation Authority -- 3.9%
    2,000,000 Sales Tax Revenue Series C,
              5.000%, 7/01/2028                                        2,142,080
      630,000 Series A, Unrefunded,
              5.250%, 7/01/2030                                          657,185
                                                                 ---------------
                                                                       2,799,265
                                                                 ---------------
              Massachusetts Development Finance Agency -- 15.6%
    1,000,000 Cambridge Street Development Series A,
              5.125%, 2/01/2034 (MBIA insured)                         1,048,860
    1,450,000 Curry College, Series A,
              5.000%, 3/01/2036 (ACA insured)                          1,488,744
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                       1,064,330
    1,000,000 Mount Holyoke College,
              5.250%, 7/01/2031                                        1,051,050
    2,000,000 Simmons College Series H,
              5.250%, 10/01/2033 (XLCA insured)                        2,285,940
    2,800,000 Springfield Resource Recovery Series A,
              5.625%, 6/01/2019                                        2,920,680
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                        1,299,023
                                                                 ---------------
                                                                      11,158,627
                                                                 ---------------
              Massachusetts Health & Educational Facilities
              Authority -- 36.1%
    1,160,000 Baystate Medical Center Series F,
              5.700%, 7/01/2027                                        1,226,480
    2,000,000 Boston University Series S,
              5.000%, 10/01/2039 (FGIC insured)                        2,083,640
    2,200,000 Catholic Health East,
              5.500%, 11/15/2032                                       2,328,084
    3,000,000 Harvard University Series N,
              6.250%, 4/01/2020                                        3,692,490
      750,000 Milford Regional Medical Center Series E,
              5.000%, 7/15/2032                                          771,187
      850,000 Milford Regional Medical Center Series E,
              5.000%, 7/15/2037                                          870,510
    2,716,000 Nichols College Series C,
              6.000%, 10/01/2017                                       2,846,477
    2,000,000 Partners Healthcare Systems Series B,
              5.250%, 7/01/2029                                        2,069,960
    2,500,000 Partners Healthcare Systems Series C,
              5.750%, 7/01/2021                                        2,701,275
    1,500,000 Sterling & Francine Clark Series A,
              5.000%, 7/01/2036                                        1,579,290
    2,000,000 University of Massachusetts Series C,
              5.125%, 10/01/2034 (FGIC insured)                        2,111,960
    1,000,000 Wellesley College Series F,
              5.125%, 7/01/2039                                        1,029,500
    1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                        1,391,809
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                        1,095,106
                                                                 ---------------
                                                                      25,797,768
                                                                 ---------------

  Principal
   Amount     Description                                                   Value (+)
----------------------------------------------------------------------------------------
              Massachusetts Housing Finance Agency -- 3.2%
$   2,000,000 Single Family Housing Series 126,
              4.700%, 6/01/2038(b)                                       $     1,973,460
      265,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                                  265,464
                                                                         ---------------
                                                                               2,238,924
                                                                         ---------------
              Massachusetts Port Authority -- 4.3%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019 (AMBAC insured)                                1,836,660
    1,200,000 Series A,
              5.000%, 7/01/2033 (MBIA insured)                                 1,254,168
                                                                         ---------------
                                                                               3,090,828
                                                                         ---------------
              Massachusetts Water Resources Authority -- 6.9%
    1,000,000 General Series A,
              5.250%, 8/01/2020 (MBIA insured)                                 1,103,940
    3,240,000 Series A,
              6.500%, 7/15/2019 (FGIC insured)                                 3,866,908
                                                                         ---------------
                                                                               4,970,848
                                                                         ---------------
              Michigan Hospital Finance Authority -- 1.5%
    1,000,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                               1,072,790
                                                                         ---------------
              New England Education Loan Marketing -- 2.9%
    2,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                               2,091,080
                                                                         ---------------
              New Jersey Economic Development Authority -- 1.4%
    1,000,000 Series A,
              5.625%, 6/15/2018                                                1,032,300
                                                                         ---------------
              New Jersey Transportation Trust Fund
              Authority -- 1.6%
    1,000,000 Series A,
              5.500%, 12/15/2023                                               1,152,220
                                                                         ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.7%
    3,000,000 Aqueduct & Sewer Authoriry,
              6.250%, 7/01/2013                                                3,371,130
                                                                         ---------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority -- 2.2%
    1,500,000 Series B,
              5.000%, 7/01/2031                                                1,565,325
                                                                         ---------------
              Puerto Rico Public Finance Corp. -- 4.5%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(b)                                             3,214,500
                                                                         ---------------
              Sullivan County, TN, Health Educational & Housing
              Facilities Board Hospital Revenue -- 1.9%
    1,315,000 Wellmont Health Systems Project Series C,
              5.250%, 9/01/2036                                                1,376,555
                                                                         ---------------
              Total Tax Exempt Obligations (Identified Cost $66,944,690)      70,110,235
                                                                         ---------------

                See accompanying notes to financial statements.

 LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- PORTFOLIO OF INVESTMENTS
                                  (continued)

Investments as of March 31, 2007 (Unaudited)

  Principal
   Amount     Description                                                             Value (+)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.8%
$     555,594 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/2007 at 4.250% to be repurchased at
              $555,791 on 4/02/2007, collateralized by $575,000 U.S.
              Treasury Bill, 4.890% due 5/31/2007 valued at $569,969,
              including accrued interest (Note 2f )
              (Identified Cost $555,594)                                           $       555,594
                                                                                    ---------------
              Total Investments -- 98.8%
              (Identified Cost $67,500,284)(a)                                          70,665,829
              Other assets less liabilities --1.2%                                         873,047
                                                                                    ---------------
              Net Assets -- 100%                                                   $    71,538,876
                                                                                    ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes.):
              At March 31, 2007, the net unrealized appreciation on investments based on cost of
              $67,500,271 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     3,245,006
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                              (79,448)
                                                                                    ---------------
              Net unrealized appreciation                                          $     3,165,558
                                                                                    ===============
          (b) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          ACA American Capital Access
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation
         XLCA XL Capital Assurance

Holdings at March 31, 2007 as a Percentage of Net Assets (unaudited)

                         Colleges & Universities  29.0%
                         Hospital                 15.9
                         Water & Sewer            13.8
                         State Appropriations     11.9
                         Airport                   4.3
                         Resource Recovery         4.1
                         Sales Tax                 3.9
                         Insurance                 3.2
                         Single-Family Housing     3.1
                         Student Loans             2.9
                         Other, less than 2% each  5.9

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
   Amount     Description                                                            Value (+)
-------------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.8% of Net Assets
              California -- 7.9%
$   1,000,000 California Health Facilities Financing Authority
              (Catholic Healthcare West),
              4.950%, 7/01/2026                                                   $     1,055,940
    1,000,000 California Health Facilities Financing Authority
              (Cedar-Sinai Medical Center),
              5.000%, 11/15/2027                                                        1,041,130
    1,000,000 California State,
              5.125%, 6/01/2027                                                         1,043,430
    2,655,000 California Statewide Communities Development Authority
              (California Endowment),
              5.250%, 7/01/2023                                                         2,850,196
    1,500,000 California Statewide Communities Development Authority
              (Sutter Health), Series A,
              5.000%, 11/15/2043                                                        1,552,995
                                                                                  ---------------
                                                                                        7,543,691
                                                                                  ---------------
              Colorado -- 2.7%
    2,500,000 Colorado Health Facilities Authority,
              5.000%, 12/01/2035                                                        2,535,750
                                                                                  ---------------
              District of Columbia -- 3.3%
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029 (FGIC insured)                                         3,142,350
                                                                                  ---------------
              Florida -- 1.1%
    1,000,000 Jacksonville, FL, Economic Development Community Health Care
              Facilities (Mayo Clinic),
              5.000%, 11/15/2036                                                        1,041,550
                                                                                  ---------------
              Guam -- 1.1%
    1,000,000 Guam Government Waterworks Authority,
              5.875%, 7/01/2035                                                         1,070,230
                                                                                  ---------------
              Illinois -- 3.3%
    1,000,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                         1,040,120
    2,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042 (MBIA insured)                                          2,115,040
                                                                                  ---------------
                                                                                        3,155,160
                                                                                  ---------------
              Kansas -- 1.0%
    1,000,000 University of Kansas Hospital Authority, Health Facilities Revenue,
              4.500%, 9/01/2032                                                           985,070
                                                                                  ---------------
              Louisiana -- 5.4%
    4,000,000 DeSoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                        4,075,600
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033 (AMBAC insured)                                         1,033,100
                                                                                  ---------------
                                                                                        5,108,700
                                                                                  ---------------
              Massachusetts -- 4.0%
    1,500,000 Massachusetts State,
              5.000%, 3/01/2019                                                         1,603,950
    1,000,000 Massachusetts State Development Finance Agency Revenue
              (Simmons College), Series H,
              5.250%, 10/01/2033 (XLCA insured)                                         1,142,970
    1,045,000 Massachusetts State Health & Educational Facilities Authority
              (Lahey Clinic Medical Center),
              4.500%, 8/15/2035 (FGIC insured)                                          1,031,749
                                                                                  ---------------
                                                                                        3,778,669
                                                                                  ---------------

  Principal
   Amount     Description                                                        Value (+)
---------------------------------------------------------------------------------------------
              Michigan -- 6.2%
$   1,500,000 Michigan State Hospital Finance Authority Revenue
              (Henry Ford Health System), Series A,
              5.000%, 11/15/2038                                              $     1,556,760
    1,100,000 Michigan State Hospital Finance Authority Revenue
              (Oakwood Obligated Group),
              5.500%, 11/01/2014                                                    1,185,965
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025 (MBIA insured)                                      1,055,680
    2,000,000 University of Michigan Hospital,
              5.250%, 12/01/2020                                                    2,125,360
                                                                              ---------------
                                                                                    5,923,765
                                                                              ---------------
              Minnesota -- 3.4%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                    1,072,870
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                    2,133,780
                                                                              ---------------
                                                                                    3,206,650
                                                                              ---------------
              Mississippi -- 6.9%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                     2,417,260
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                     3,048,200
    1,000,000 Mississippi, Hospital Equipment & Facilities Authority Mortgage
              Revenue (Delta Regional Medical Center)
              5.000%, 2/01/2035 (MBIA insured)                                      1,051,460
                                                                              ---------------
                                                                                    6,516,920
                                                                              ---------------
              New Jersey -- 5.7%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                     1,045,980
    1,000,000 New Jersey Economic Development Authority, Cigarette Tax,
              5.625%, 6/15/2018                                                     1,032,300
    1,000,000 New Jersey Health Care Facilities Financing Authority
              (Catholic Health East),
              5.375%, 11/15/2033                                                    1,054,080
    2,000,000 New Jersey Transportation Trust Fund Authority, Series A,
              5.500%, 12/15/2023                                                    2,304,440
                                                                              ---------------
                                                                                    5,436,800
                                                                              ---------------
              New York -- 17.6%
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                     1,130,946
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020 (FSA insured)                                       1,461,264
    1,000,000 New York, NY, City Industrial Development Agency,
              5.500%, 1/01/2024(b)                                                  1,076,030
    2,000,000 New York, NY, City Municipal Water Finance Authority, Series C,
              5.000%, 6/15/2025 (MBIA insured)                                      2,119,840
    1,000,000 New York, NY, City Municipal Water Finance Authority, Series A,
              5.125%, 6/15/2034 (FSA insured)                                       1,050,350
    1,000,000 New York State Dormitory Authority (Rockefeller University),
              5.000%, 7/01/2032(b)                                                  1,047,770
    2,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                     2,153,440
    2,200,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                     2,382,446

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
   Amount     Description                                                       Value (+)
--------------------------------------------------------------------------------------------
              New York -- continued
$   1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                              $     1,096,740
    3,000,000 New York State Municipal Bond Bank Agency, Series C,
              5.250%, 6/01/2020                                                    3,207,810
                                                                             ---------------
                                                                                  16,726,636
                                                                             ---------------
              North Carolina -- 1.5%
    1,300,000 North Carolina Eastern Municipal Power Agency, Series A,
              5.500%, 1/01/2012                                                    1,389,167
                                                                             ---------------
              Oregon -- 3.0%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority
              (Providence Health System),
              5.250%, 10/01/2012                                                   1,872,920
      500,000 Oregon, Western Generation Agency, Wauna Cogeneration Project,
              Series A,
              5.000%, 1/01/2020                                                      517,350
      485,000 Oregon, Western Generation Agency, Wauna Cogeneration Project,
              Series A,
              5.000%, 1/01/2021                                                      500,767
                                                                             ---------------
                                                                                   2,891,037
                                                                             ---------------
              Pennsylvania -- 3.4%
    3,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019 (AMBAC insured)                                    3,270,750
                                                                             ---------------
              Puerto Rico -- 3.4%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              Series A,
              5.500%, 10/01/2040                                                   1,071,330
    2,000,000 Puerto Rico Public Finance Corp., Commonwealth Appropriation,
              Series A,
              5.750%, 8/01/2027(b)                                                 2,143,000
                                                                             ---------------
                                                                                   3,214,330
                                                                             ---------------
              South Carolina -- 3.4%
    1,100,000 Charleston Educational Excellence Finance Corp.,
              5.250%, 12/01/2030                                                   1,173,997
    1,155,000 Lexington One School Facilities Corp.,
              5.000%, 12/01/2026                                                   1,211,768
      800,000 Newberry Investing in Children's Education (Newberry
              County School District),
              5.250%, 12/01/2022                                                     840,240
                                                                             ---------------
                                                                                   3,226,005
                                                                             ---------------
              South Dakota -- 1.4%
    1,250,000 South Dakota Health & Educational Facilities Authority
              (Sioux Valley Hospital),
              5.250%, 11/01/2027                                                   1,319,425
                                                                             ---------------
              Tennessee -- 5.1%
    2,000,000 Knox County, TN Health Educational & Housing Facilities Board,
              Hospital Facilities Revenue, Series A,
              Zero Coupon Bond, 1/01/2035                                            500,020
    2,500,000 Tennessee Energy Acquisition Corp., Gas Revenue, Series A,
              5.250%, 9/01/2026                                                    2,768,400
    1,500,000 Tennessee Housing Development Agency, Series A,
              5.200%, 7/01/2023                                                    1,571,865
                                                                             ---------------
                                                                                   4,840,285
                                                                             ---------------

  Principal
   Amount     Description                                                               Value (+)
------------------------------------------------------------------------------------------------------
              Texas -- 4.7%
$   1,130,000 Conroe, TX, Independent School District,
              4.500%, 2/15/2030                                                      $     1,128,339
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033 (MBIA insured)                                            2,133,760
    1,260,000 Keller, TX, Independent School District, Series A,
              4.500%, 8/15/2031                                                            1,247,060
                                                                                     ---------------
                                                                                           4,509,159
                                                                                     ---------------
              Washington -- 2.3%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1, Series A,
              5.500%, 7/01/2014                                                            2,209,360
                                                                                     ---------------
              Total Tax Exempt Obligations (Identified Cost $89,757,508)                  93,041,459
                                                                                     ---------------
  Principal
   Amount
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 1.0%
$     950,906 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/2007 at 4.250% to be repurchased at
              $951,243 on 4/02/2007, collateralized by $980,000 U.S.
              Treasury Bill, 4.890% due 5/31/2007 valued at $971,425,
              including accrued interest (Note 2f )
              (Identified Cost $950,906)                                                     950,906
                                                                                     ---------------
              Total Investments -- 98.8%
              (Identified Cost $90,708,414)(a)                                            93,992,365
              Other assets less liabilities --1.2%                                         1,102,231
                                                                                     ---------------
              Net Assets -- 100%                                                     $    95,094,596
                                                                                     ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes.):
              At March 31, 2007, the net unrealized appreciation on
              investments based on cost of $90,393,119 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                        $     3,705,738
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                               (106,492)
                                                                                     ---------------
              Net unrealized appreciation                                            $     3,599,246
                                                                                     ===============
          (b) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corp.
         FGIC Financial Guarantee Insurance Company
          FSA Financial Security Assurance, Inc.
         MBIA Municipal Bond Investors Assurance Corp.
         XLCA XL Capital Assurance

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)


Holdings at March 31, 2007 as a Percentage of Net Assets (unaudited)

          Corporate Backed/Industrial Revenue/Pollution Control 13.5%
          Hospital                                              11.4
          Hospital Obligated Group                               8.4
          Electric                                               8.2
          Colleges & Universities                                6.9
          Special Tax                                            6.6
          Airport                                                5.5
          State Appropriation                                    4.7
          Lease                                                  4.5
          Water & Sewerage                                       4.5
          Bond Bank/Pooled Loan Program                          3.4
          Non-Profit                                             3.0
          Gas                                                    2.9
          State General Obligation                               2.8
          Senior Living                                          2.7
          School District                                        2.5
          City & Town                                            2.3
          Other, less than 2% each                               4.0

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                                       Value (+)
--------------------------------------------------------------------------------------------
Bonds and Notes -- 90.7% of Net Assets
Convertible Bonds -- 3.9%
              Canada -- 0.1%
$   8,499,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008                                              $     8,392,762
                                                                             ---------------
              United States -- 3.8%
   12,755,000 Avnet, Inc.,
              2.000%, 3/15/2034                                                   15,226,281
   32,815,000 Bristol-Myers Squibb Co.,
              4.855%, 9/15/2023(b)(c)                                             33,061,112
      200,000 Builders Transport, Inc., Subordinated Note,
              6.500%, 5/01/2011(d)                                                        --
    1,000,000 Builders Transport, Inc., Subordinated Note,
              8.000%, 8/15/2005(d)                                                        --
      750,000 Ciena Corp.,
              3.750%, 2/01/2008                                                      735,938
      157,000 Dixie Group, Inc., Subordinated Note,
              7.000%, 5/15/2012                                                      146,991
   14,933,000 Enzon, Inc.,
              4.500%, 7/01/2008                                                   14,541,009
    5,111,000 EPIX Pharmaceuticals, Inc., Senior Note,
              3.000%, 6/15/2024                                                    4,350,739
    7,140,000 Human Genome Sciences, Inc.,
              2.250%, 8/15/2012                                                    6,292,125
   28,760,000 Incyte Corp.,
              3.500%, 2/15/2011                                                   25,093,100
    4,865,000 Inhale Therapeutic Systems, Inc., Subordinated Note,
              3.500%, 10/17/2007                                                   4,773,781
   12,005,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                                   10,699,456
    2,360,000 IVAX Corp., Senior Subordinated Note,
              4.500%, 5/15/2008                                                    2,377,700
    8,030,000 Kellwood Co., (step to 0.000% on 6/15/2011),
              3.500%, 6/15/2034(e)                                                 7,347,450
    6,670,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              0.500%, 11/30/2008                                                   6,053,025
    3,540,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              1.000%, 6/30/2010                                                    3,402,825
   14,893,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                                   14,390,361
   34,370,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(c)                                                32,995,200
    6,138,025 Liberty Media LLC,
              3.500%, 1/15/2031                                                    6,007,592
    4,591,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(f)                                                 4,315,540
   18,491,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                                   17,866,929
      625,000 Nextel Communications, Inc., Senior Note,
              5.250%, 1/15/2010                                                      620,313
      500,000 Preston Corp., Subordinated Note,
              7.000%, 5/01/2011                                                      470,000
   20,000,000 Regeneron Pharmaceuticals, Inc., Subordinated Note,
              5.500%, 10/17/2008                                                  21,150,000
      311,000 Richardson Electronics, Ltd.,
              7.750%, 12/15/2011                                                     308,668
    7,716,000 Sinclair Broadcast Group, Inc., (step to 2.000% on 1/15/2011),
              4.875%, 7/15/2018(e)                                                 7,590,615
   20,555,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010                                                   18,807,825

  Principal
 Amount (++)  Description                                                      Value (+)
-------------------------------------------------------------------------------------------
              United States -- continued
$  24,477,000 Valeant Pharmaceuticals International, Subordinated Note,
              4.000%, 11/15/2013(c)                                         $    22,304,666
   23,130,000 Wells Fargo & Co.,
              5.110%, 5/01/2033(b)(c)                                            23,073,100
                                                                            ---------------
                                                                                304,002,341
                                                                            ---------------
              Total Convertible Bonds (Identified Cost $299,802,106)            312,395,103
                                                                            ---------------
Non-Convertible Bonds -- 86.8%
              Argentina -- 0.3%
    2,405,000 Petrobras Energia SA, Series A, 144A,
              8.125%, 7/15/2010                                                   2,531,263
   51,531,500 Republic of Argentina,
              2.000%, 9/30/2014, (ARS)                                           14,441,188
    8,906,250 Republic of Argentina,
              5.475%, 8/03/2012(b)                                                8,457,375
    1,380,120 Republic of Argentina,
              8.280%, 12/31/2033(b)(c)(g)                                         1,603,699
                                                                            ---------------
                                                                                 27,033,525
                                                                            ---------------
              Australia -- 0.4%
    1,000,000 General Motors Acceptance Corp. of Australia, Ltd., Series E,
              (MTN),
              6.500%, 8/10/2007, (AUD)                                              795,418
    1,500,000 Qantas Airways, Ltd., 144A,
              5.125%, 6/20/2013                                                   1,336,212
   31,220,000 Qantas Airways, Ltd., 144A,
              6.050%, 4/15/2016                                                  27,211,134
                                                                            ---------------
                                                                                 29,342,764
                                                                            ---------------
              Bermuda -- 0.2%
   11,855,000 Weatherford International, Ltd.,
              6.500%, 8/01/2036                                                  11,853,601
                                                                            ---------------
              Brazil -- 2.2%
    9,922,000 Republic of Brazil,
              8.250%, 1/20/2034(c)                                               12,452,110
    6,000,000 Republic of Brazil,
              8.875%, 4/15/2024                                                   7,800,000
   43,700,000 Republic of Brazil,
              10.250%, 1/10/2028, (BRL)                                          21,157,477
  140,235,000 Republic of Brazil,
              12.500%, 1/05/2016, (BRL)(c)                                       78,356,808
  107,840,000 Republic of Brazil,
              12.500%, 1/05/2022, (BRL)                                          61,122,245
                                                                            ---------------
                                                                                180,888,640
                                                                            ---------------
              Canada -- 17.3%
      250,000 Abitibi-Consolidated, Inc.,
              6.000%, 6/20/2013                                                     212,500
    8,125,000 Abitibi-Consolidated, Inc.,
              7.400%, 4/01/2018                                                   6,946,875
   12,060,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                                  10,009,800
    2,960,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                   2,575,200
   39,846,000 Abitibi-Consolidated, Inc.,
              8.850%, 8/01/2030                                                  35,462,940
      750,000 Avenor, Inc.,
              10.850%, 11/30/2014, (CAD)                                            705,793
    2,795,000 Bombardier, Inc.,
              7.350%, 12/22/2026, (CAD)                                           2,402,804

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                                   Value (+)
----------------------------------------------------------------------------------------
              Canada -- continued
$  15,600,000 Bombardier, Inc., 144A,
              7.450%, 5/01/2034                                          $    14,664,000
  361,535,000 Canadian Government,
              2.750%, 12/01/2007, (CAD)(c)                                   310,221,769
   14,525,000 Canadian Government,
              4.000%, 6/01/2016, (CAD)(c)                                     12,465,457
  319,550,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)(c)                                    277,506,132
  436,930,000 Canadian Government,
              4.250%, 12/01/2008, (CAD)                                      379,733,611
   10,555,000 Canadian Government,
              4.250%, 9/01/2009, (CAD)                                         9,191,855
   11,010,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)                                         9,542,890
   35,580,000 Canadian Government,
              5.750%, 6/01/2033, (CAD)                                        38,344,423
   24,200,000 Canadian Government,
              6.000%, 6/01/2008, (CAD)                                        21,407,305
    7,955,000 Domtar, Inc.,
              5.375%, 12/01/2013                                               7,328,544
      335,000 GMAC Canada, Ltd., Series E, (MTN),
              6.625%, 12/17/2010, (GBP)                                          646,045
      945,000 GMAC Canada, Ltd.,
              7.750%, 9/26/2008, (NZD)                                           654,809
    9,790,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                9,179,172
   42,635,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                               38,176,829
    9,975,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                9,276,750
   22,320,000 Nortel Networks, Ltd., 144A,
              10.125%, 7/15/2013                                              24,496,200
   22,930,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                              23,388,600
    5,800,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                5,582,500
   36,735,000 Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                        32,489,395
   13,000,000 Province of Manitoba,
              4.450%, 12/01/2008, (CAD)                                       11,315,349
    6,685,000 Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                         5,893,918
    6,745,000 Province of Ontario,
              3.875%, 3/08/2008, (CAD)                                         5,820,739
   40,020,000 Province of Ontario,
              5.700%, 12/01/2008, (CAD)                                       35,526,113
   18,470,000 Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                                        16,239,361
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note,
              6.375%, 3/01/2014                                                2,588,125
    8,500,000 Rogers Wireless Communications, Inc., Senior Note,
              7.625%, 12/15/2011, (CAD)                                        8,190,113
   10,000,000 Shaw Communications, Inc.,
              5.700%, 3/02/2017, (CAD)                                         8,636,206
   29,010,000 Telus Corp.,
              4.950%, 3/15/2017, (CAD)                                        24,698,076
                                                                         ---------------
                                                                           1,401,520,198
                                                                         ---------------

   Principal
  Amount (++)    Description                                                 Value (+)
--------------------------------------------------------------------------------------------
                 Cayman Islands -- 0.0%
$      1,000,000 Enersis SA, Cayman Island,
                 7.400%, 12/01/2016                                       $     1,100,617
                                                                          ---------------
                 Chile -- 0.2%
       4,875,000 Empresa Nacional de Electricidad SA, Chile,
                 7.875%, 2/01/2027                                              5,526,232
         250,000 Empresa Nacional de Electricidad SA, Chile,
                 8.350%, 8/01/2013                                                283,476
       1,700,000 Empresa Nacional de Electricidad SA, Chile,
                 8.625%, 8/01/2015(c)                                           2,005,959
       4,525,000 Enersis SA, Chile,
                 7.375%, 1/15/2014(c)                                           4,911,390
                                                                          ---------------
                                                                               12,727,057
                                                                          ---------------
                 France -- 0.2%
 224,520,000,000 BNP Paribas SA, Series E, (MTN), 144A,
                 Zero Coupon, 6/13/2011, (IDR)                                 16,558,651
                                                                          ---------------
                 India -- 0.1%
       6,800,000 ICICI Bank Ltd., 144A,
                 6.375%, 4/30/2022(b)                                           6,737,460
                                                                          ---------------
                 Ireland -- 0.8%
      35,410,000 Elan Finance PLC, Senior Note,
                 7.750%, 11/15/2011                                            34,790,325
      32,520,000 Elan Finance PLC, 144A,
                 8.875%, 12/01/2013                                            33,048,450
                                                                          ---------------
                                                                               67,838,775
                                                                          ---------------
                 Malaysia -- 0.2%
      20,000,000 Ranhill Labuan Ltd., 144A,
                 12.500%, 10/26/2011(c)                                        19,834,000
                                                                          ---------------
                 Mexico -- 3.1%
      11,265,000 Desarrolladora Homex SAB de CV,
                 7.500%, 9/28/2015                                             11,625,480
   3,245,000(++) Mexican Fixed Rate Bonds, Series M-10,
                 8.000%, 12/17/2015, (MXN)                                     30,176,817
  17,299,000(++) Mexican Fixed Rate Bonds, Series M-20,
                 8.000%, 12/07/2023, (MXN)                                    162,141,149
   4,738,000(++) Mexican Fixed Rate Bonds, Series M-10,
                 9.000%, 12/20/2012, (MXN)                                     45,919,529
                                                                          ---------------
                                                                              249,862,975
                                                                          ---------------
                 Netherlands -- 1.8%
       1,800,000 Koninklijke (Royal) KPN NV, Series G, (MTN),
                 4.000%, 6/22/2015, (EUR)                                       2,227,925
       1,120,000 Koninklijke (Royal) KPN NV, Series E, (MTN),
                 5.750%, 3/18/2016, (GBP)                                       2,145,674
       8,098,000 Koninklijke (Royal) KPN NV,
                 8.375%, 10/01/2030                                             9,167,592
   8,580,000,000 Rabobank Nederland, Series E (MTN), 144A,
                 13.500%, 1/28/2008, (ISK)                                    130,045,818
                                                                          ---------------
                                                                              143,587,009
                                                                          ---------------
                 Norway -- 0.0%
      10,000,000 Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                       1,669,646
                                                                          ---------------
                 Philipines -- 0.1%
       3,700,000 Philippine Long Distance Telephone Co., Series E, (MTN),
                 8.350%, 3/06/2017                                              4,181,000
       1,743,000 Quezon Power (Philippines), Ltd., Senior Secured Note,
                 8.860%, 6/15/2017                                              1,804,005
                                                                          ---------------
                                                                                5,985,005
                                                                          ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Principal
  Amount (++)   Description                                          Value (+)
---------------------------------------------------------------------------------
                Republic of Korea -- 0.1%
$     5,470,000 Hanarotelecom, Inc., 144A,
                7.000%, 2/01/2012                                 $     5,545,213
      5,000,000 Hynix Semiconductor, Inc., 144A,
                9.875%, 7/01/2012(c)                                    5,575,000
        300,000 Samsung Electronics Co., Ltd., 144A,
                7.700%, 10/01/2027                                        318,574
                                                                  ---------------
                                                                       11,438,787
                                                                  ---------------
                Singapore -- 0.0%
      1,050,000 SP PowerAssets, Ltd., Series E, (MTN),
                3.730%, 10/22/2010, (SGD)                                 705,819
                                                                  ---------------
                South Africa -- 0.6%
    320,500,000 Republic of South Africa,
                13.000%, 8/31/2010, (ZAR)                              50,355,765
                                                                  ---------------
                Spain -- 1.5%
    113,785,000 Telefonica Emisiones SAU, Guaranteed Note,
                7.045%, 6/20/2036                                     121,509,636
                                                                  ---------------
                Supranational -- 2.7%
     15,543,570 European Investment Bank, 144A,
                Zero Coupon, 9/12/2008, (BRL)                           6,447,077
    128,250,000 European Investment Bank, Senior Note,
                Zero Coupon, 3/10/2021, (AUD)                          45,387,517
    134,330,000 European Investment Bank, 144A,
                4.600%, 1/30/2037, (CAD)                              116,204,467
     80,000,000 Inter-American Development Bank, Series E, (MTN),
                Zero Coupon, 5/11/2009, (BRL)                          29,587,924
     24,450,000 Inter-American Development Bank, Series E, (MTN),
                6.000%, 12/15/2017, (NZD)                              16,225,817
     12,125,000 Inter-American Development Bank, Series G, (MTN),
                6.250%, 6/22/2016, (NZD)                                8,198,650
                                                                  ---------------
                                                                      222,051,452
                                                                  ---------------
                Sweden -- 0.4%
    207,265,000 Kingdom of Sweden,
                6.500%, 5/05/2008, (SEK)                               30,575,654
                                                                  ---------------
                Thailand -- 0.4%
     28,255,000 True Move Co., Ltd., 144A,
                10.750%, 12/16/2013                                    28,749,463
                                                                  ---------------
                United Kingdom -- 0.2%
 72,717,436,000 JPMorgan Chase Bank, 144A,
                Zero Coupon, 10/21/2010, (IDR)                          5,798,620
      1,000,000 Virgin Media Finance PLC,
                9.125%, 8/15/2016                                       1,055,000
      4,570,000 Virgin Media Finance PLC,
                9.750%, 4/15/2014, (GBP)                                9,510,173
      1,605,000 Vodafone Group PLC,
                6.150%, 2/27/2037                                       1,549,436
                                                                  ---------------
                                                                       17,913,229
                                                                  ---------------
                United States -- 53.6%
      5,565,000 AES Corp. (The),
                8.375%, 3/01/2011, (GBP)                               11,334,369
      4,020,000 AES Corp. (The), Senior Note,
                7.750%, 3/01/2014                                       4,221,000
      1,190,000 Affiliated Computer Services, Inc.,
                5.200%, 6/01/2015                                       1,116,648
     13,242,000 Albertson's, Inc.,
                6.625%, 6/01/2028                                      12,123,859

   Principal
  Amount (++)   Description                                          Value (+)
---------------------------------------------------------------------------------
                United States -- continued
$    17,735,000 Albertson's, Inc.,
                7.750%, 6/15/2026                                 $    17,960,696
     69,796,000 Albertson's, Inc., Senior Note,
                7.450%, 8/01/2029                                      68,660,628
      4,895,000 Albertson's, Inc., Senior Note,
                8.000%, 5/01/2031                                       4,988,881
      1,510,000 Albertson's, Inc., Senior Note,
                8.700%, 5/01/2030                                       1,633,607
      4,785,000 Allstate Corp.,
                5.950%, 4/01/2036                                       4,771,702
      1,750,000 Altria Group, Inc.,
                7.000%, 11/04/2013                                      1,900,467
        825,000 American Airlines, Inc., Series 1999-1, Class B,
                7.324%, 10/15/2009                                        838,406
      1,225,697 American Airlines, Inc., Series 93A6,
                8.040%, 9/16/2011                                       1,234,890
      6,950,000 Amkor Technology, Inc., Senior Note,
                7.125%, 3/15/2011(c)                                    6,811,000
        475,000 Amkor Technology, Inc., Senior Note,
                7.750%, 5/15/2013(c)                                      465,500
        980,000 Amkor Technology, Inc., Senior Subordinated Note,
                10.500%, 5/01/2009(c)                                     982,450
     37,190,000 Anadarko Petroleum Corp.,
                5.950%, 9/15/2016                                      37,268,322
     39,805,000 Anadarko Petroleum Corp.,
                6.450%, 9/15/2036                                      39,388,918
     10,503,000 APL Ltd., Senior Note,
                8.000%, 1/15/2024(f)                                    9,756,132
      1,585,000 Aramark Services, Inc.,
                5.000%, 6/01/2012                                       1,422,538
      4,640,000 Arrow Electronics, Inc.,
                6.875%, 6/01/2018                                       4,850,995
      8,000,000 ASIF Global Financing, 144A,
                2.380%, 2/26/2009, (SGD)                                5,198,083
     10,245,000 AT&T, Corp.,
                6.500%, 3/15/2029                                      10,078,826
      8,500,000 AT&T, Inc.,
                6.150%, 9/15/2034(c)                                    8,365,734
     17,574,841 Atlas Air, Inc., Series 1998-1, Class 1B,
                7.680%, 1/02/2014(h)                                   19,332,325
        350,169 Atlas Air, Inc., Series 1999-1, Class A2,
                6.880%, 7/02/2009                                         352,795
     12,740,207 Atlas Air, Inc., Series 1999-1, Class B,
                7.630%, 1/02/2015(h)                                   14,109,779
      4,744,556 Atlas Air, Inc., Series 1999-1, Class C,
                8.770%, 1/02/2011(h)                                    4,602,219
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B,
                9.057%, 1/02/2014(h)                                    6,228,772
      6,862,758 Atlas Air, Inc., Series C,
                8.010%, 1/02/2010(h)                                    6,039,227
     30,125,000 Avnet, Inc.,
                5.875%, 3/15/2014                                      29,915,450
     35,630,000 Avnet, Inc.,
                6.000%, 9/01/2015                                      35,326,789
     11,345,000 Avnet, Inc.,
                6.625%, 9/15/2016                                      11,709,878
     22,125,000 BAC Capital Trust VI,
                5.625%, 3/08/2035                                      20,555,275
 17,310,000,000 Barclays Financial LLC, 144A,
                4.060%, 9/16/2010, (KRW)                               17,440,635

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Principal
  Amount (++)   Description                                             Value (+)
------------------------------------------------------------------------------------
                United States -- continued
$ 1,006,000,000 Barclays Financial LLC, 144A,
                4.160%, 2/22/2010, (THB)                             $    29,138,988
 21,340,000,000 Barclays Financial LLC, 144A,
                4.460%, 9/23/2010, (KRW)                                  22,623,848
 56,650,000,000 Barclays Financial LLC, 144A,
                4.470%, 12/04/2011, (KRW)                                 59,949,766
    337,000,000 Barclays Financial LLC, 144A,
                5.500%, 11/01/2010, (THB)                                 10,107,394
    529,000,000 Barclays Financial LLC, Series E, (MTN), 144A,
                4.100%, 3/22/2010, (THB)                                  15,319,316
     15,195,000 BellSouth Corp.,
                6.000%, 11/15/2034(c)                                     14,637,192
     21,174,000 Borden, Inc.,
                7.875%, 2/15/2023                                         18,050,835
      6,920,000 Borden, Inc.,
                8.375%, 4/15/2016                                          6,435,600
      8,757,000 Borden, Inc.,
                9.200%, 3/15/2021                                          8,341,042
      2,685,000 Bowater, Inc.,
                6.500%, 6/15/2013(c)                                       2,423,212
      2,840,000 Centex Corp.,
                5.250%, 6/15/2015(c)                                       2,591,545
     21,365,000 Chesapeake Energy Corp.,
                6.500%, 8/15/2017                                         21,097,937
     22,690,000 Chesapeake Energy Corp.,
                6.875%, 11/15/2020                                        22,576,550
     15,325,000 CIGNA Corp.,
                6.150%, 11/15/2036                                        15,186,830
        425,000 Cincinnati Bell, Inc.,
                8.375%, 1/15/2014                                            434,563
      3,055,000 CIT Group, Inc.,
                6.000%, 4/01/2036                                          2,961,208
      2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN),
                5.500%, 12/01/2014, (GBP)                                  4,708,079
     18,650,000 Citibank NA, 144A,
                15.000%, 7/02/2010, (BRL)                                 10,294,034
     35,260,000 Citizens Communications Co., 144A,
                7.875%, 1/15/2027                                         36,053,350
      2,405,000 Colorado Interstate Gas Co.,
                5.950%, 3/15/2015                                          2,420,017
      2,670,000 Colorado Interstate Gas Co.,
                6.800%, 11/15/2015                                         2,839,500
     41,635,000 Comcast Corp.,
                5.650%, 6/15/2035                                         37,722,642
     34,570,000 Comcast Corp.,
                6.450%, 3/15/2037                                         34,609,410
     20,175,000 Comcast Corp.,
                6.500%, 11/15/2035                                        20,327,846
      6,398,540 Continental Airlines, Inc., Series 1997-4, Class 4B,
                6.900%, 1/02/2017                                          6,350,551
      8,655,346 Continental Airlines, Inc., Series 1998-1, Class 1B,
                6.748%, 3/15/2017                                          8,666,165
      7,034,243 Continental Airlines, Inc., Series 1999-1, Class B,
                6.795%, 8/02/2018                                          7,029,847
      2,426,773 Continental Airlines, Inc., Series 1999-1, Class C,
                6.954%, 8/02/2009                                          2,414,639
      4,425,167 Continental Airlines, Inc., Series 1999-2, Class B,
                7.566%, 3/15/2020                                          4,480,482
      7,733,554 Continental Airlines, Inc., Series 2000-2, Class B,
                8.307%, 4/02/2018                                          8,062,230

  Principal
 Amount (++)  Description                                            Value (+)
---------------------------------------------------------------------------------
              United States -- continued
$   2,803,874 Continental Airlines, Inc., Series 2001-1, Class B,
              7.373%, 12/15/2015                                  $     2,817,893
      304,984 Continental Airlines, Inc., Series 96-A,
              6.940%, 10/15/2013                                          311,083
    2,836,149 Continental Airlines, Inc., Series 971A,
              7.461%, 4/01/2015                                         2,960,230
    6,225,000 Corning, Inc.,
              5.900%, 3/15/2014                                         6,367,814
    6,220,000 Corning, Inc.,
              6.200%, 3/15/2016                                         6,391,516
      650,000 Corning, Inc.,
              6.750%, 9/15/2013                                           698,027
    6,150,000 Corning, Inc.,
              6.850%, 3/01/2029                                         6,421,184
    4,725,000 Corning, Inc.,
              7.250%, 8/15/2036                                         4,980,764
      400,000 CSC Holdings, Inc., Senior Note,
              7.875%, 2/15/2018                                           411,000
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 7/15/2009                                           258,750
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 8/15/2009                                           258,750
   18,600,000 CSX Corp.,
              6.000%, 10/01/2036(c)                                    17,736,886
    2,145,000 Cummins, Inc.,
              7.125%, 3/01/2028                                         2,224,440
    1,853,000 Cummins, Inc.,
              6.750%, 2/15/2027                                         1,854,809
   19,745,000 DCP Midstream LP, 144A,
              6.450%, 11/03/2036                                       20,082,679
    8,558,000 Dillard's, Inc.,
              6.625%, 1/15/2018(c)                                      8,311,957
    1,500,000 Dillard's, Inc.,
              7.750%, 7/15/2026                                         1,477,500
      425,000 Dillard's, Inc.,
              7.875%, 1/01/2023                                           422,344
    4,187,000 Dillard's, Inc.,
              7.130%, 8/01/2018                                         4,118,961
    3,325,000 Dillard's, Inc., Class A,
              7.000%, 12/01/2028                                        3,025,750
    1,935,000 Dole Food Co., Inc.,
              8.625%, 5/01/2009                                         1,930,163
    8,180,000 Dominion Resources, Inc., Senior Note, Series B,
              5.950%, 6/15/2035                                         7,949,586
    4,335,000 DR Horton, Inc.,
              5.625%, 9/15/2014                                         4,120,244
    1,625,000 DR Horton, Inc.,
              6.500%, 4/15/2016                                         1,589,245
   16,160,000 DR Horton, Inc., Guaranteed Note,
              5.625%, 1/15/2016(c)                                     14,948,259
   43,470,000 DR Horton, Inc., Senior Note,
              5.250%, 2/15/2015                                        39,750,707
   11,275,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018                                        10,824,000
   10,185,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                                        9,879,450
    7,455,000 Dynegy Holdings, Inc.,
              8.375%, 5/01/2016                                         7,753,200
    3,705,000 Edison Mission Energy Corp., Senior Note,
              7.730%, 6/15/2009                                         3,834,675

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              United States -- continued
$  15,685,000 El Paso Corp.,
              6.950%, 6/01/2028                                $    16,116,337
    1,965,000 El Paso Corp.,
              7.000%, 5/15/2011                                      2,063,250
      925,000 El Paso Corp.,
              7.750%, 6/15/2010(c)                                     985,125
      750,000 El Paso Corp., Senior Note, (MTN),
              7.800%, 8/01/2031                                        828,750
    1,600,000 El Paso Energy Corp.,
              6.750%, 5/15/2009(c)                                   1,638,000
    1,000,000 El Paso Energy Corp., (MTN),
              7.750%, 1/15/2032(c)                                   1,105,000
    5,330,000 Embarq Corp.,
              7.995%, 6/01/2036                                      5,503,817
    5,255,000 Energy Transfer Partners LP,
              6.125%, 2/15/2017                                      5,369,596
    3,855,000 Energy Transfer Partners LP,
              6.625%, 10/15/2036                                     3,943,441
    7,940,000 Federated Retail Holdings, Inc.,
              6.375%, 3/15/2037                                      7,717,609
    5,000,000 FHLMC,
              3.220%, 6/20/2007, (SGD)                               3,297,815
   35,900,000 FNMA,
              2.290%, 2/19/2009, (SGD)                              23,332,764
   17,816,000 Ford Motor Co.,
              6.375%, 2/01/2029(c)                                  12,693,900
    1,705,000 Ford Motor Co.,
              6.500%, 8/01/2018(c)                                   1,359,738
      500,000 Ford Motor Co.,
              6.625%, 2/15/2028(c)                                     361,250
   72,614,000 Ford Motor Co.,
              6.625%, 10/01/2028                                    52,463,615
    1,940,000 Ford Motor Co.,
              7.125%, 11/15/2025                                     1,459,850
   86,090,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                  66,612,137
      800,000 Ford Motor Co.,
              7.500%, 8/01/2026                                        624,000
   26,070,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                     24,956,055
   10,685,000 Ford Motor Credit Co.,
              7.000%, 10/01/2013(c)                                  9,932,637
   15,465,000 Ford Motor Credit Co.,
              7.250%, 10/25/2011                                    15,030,480
   14,595,000 Ford Motor Credit Co.,
              8.000%, 12/15/2016                                    14,043,937
    9,905,000 Ford Motor Credit Co.,
              8.625%, 11/01/2010                                    10,108,260
   23,605,000 Freescale Semiconductor, Inc., 144A,
              10.125%, 12/15/2016(c)                                23,664,012
  222,777,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                             149,186,816
   30,350,000 General Electric Capital Corp., Series A, (MTN),
              6.625%, 2/04/2010, (NZD)                              21,016,405
      500,000 General Electric Capital Corp., Series E, (MTN),
              1.725%, 6/27/2008, (SGD)                                 324,181
    3,100,000 General Electric Capital Corp., Series E, (MTN),
              6.125%, 5/17/2012, (GBP)                               6,191,661
   47,925,000 General Electric Capital Corp., Series E, (MTN),
              6.750%, 9/26/2016, (NZD)                              33,006,933

  Principal
 Amount (++)  Description                                                   Value (+)
----------------------------------------------------------------------------------------
              United States -- continued
$ 115,000,000 General Electric Capital Corp., Series G, (MTN),
              3.485%, 3/08/2012, (SGD)                                   $    76,730,617
    1,035,000 General Motors Corp.,
              8.375%, 7/15/2033(c)                                               928,913
    4,775,000 Georgia Gulf Corp., 144A,
              10.750%, 10/15/2016(c)                                           4,584,000
   10,895,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                               10,404,725
   10,040,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                               9,688,600
   41,260,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                              40,847,400
    9,380,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                9,426,900
   11,878,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                               12,590,680
    6,625,000 GMAC LLC,
              6.310%, 7/16/2007(b)                                             6,624,980
      820,000 GMAC LLC,
              8.000%, 11/01/2031                                                 879,158
    4,650,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014                                               4,571,378
    4,360,000 Goodyear Tire & Rubber Co.,
              7.000%, 3/15/2028                                                4,054,800
    1,845,000 Goodyear Tire & Rubber Co.,
              9.000%, 7/01/2015(c)                                             2,024,888
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
              7.750%, 12/15/2013                                               2,570,575
    5,790,000 GTE Corp.,
              6.940%, 4/15/2028                                                6,106,366
      185,000 Hawaiian Telcom Communications, Inc.,
              12.500%, 5/01/2015(c)                                              202,575
   18,025,000 HCA, Inc.,
              6.500%, 2/15/2016(c)                                            15,343,781
   12,875,000 HCA, Inc.,
              7.050%, 12/01/2027                                              10,213,531
    8,742,000 HCA, Inc.,
              7.500%, 12/15/2023                                               7,417,779
   17,530,000 HCA, Inc.,
              7.500%, 11/06/2033                                              14,944,325
   10,240,000 HCA, Inc.,
              7.580%, 9/15/2025                                                8,643,410
   21,372,000 HCA, Inc.,
              7.690%, 6/15/2025                                               18,423,497
    4,490,000 HCA, Inc.,
              7.750%, 7/15/2036                                                3,804,260
    6,155,000 HCA, Inc.,
              8.360%, 4/15/2024                                                5,606,005
    1,000,000 HCA, Inc., Senior Note,
              5.750%, 3/15/2014                                                  853,750
   10,500,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                                8,925,000
   34,205,000 Highwoods Properties, Inc., 144A,
              5.850%, 3/15/2017                                               33,955,611
    9,995,000 Hilcorp Energy I LP, 144A,
              7.750%, 11/01/2015                                               9,820,087
   11,370,000 Hospira, Inc.,
              6.050%, 3/30/2017                                               11,361,075
   66,372,000 HSBC Bank PLC, 144A,
              Zero Coupon, 4/18/2012, (MYR)                                   16,240,264

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Principal
  Amount (++)    Description                                                Value (+)
----------------------------------------------------------------------------------------
                 United States -- continued
$    119,806,078 HSBC Bank USA, 144A,
                 Zero Coupon, 11/28/2011                                 $    78,413,078
      16,050,000 HSBC Bank USA, 144A,
                 3.310%, 8/25/2010                                            17,576,355
       5,310,000 ITC Holdings Corp., 144A,
                 6.375%, 9/30/2036                                             5,340,973
         640,000 JC Penney Corp., Inc.,
                 7.125%, 11/15/2023(c)                                           701,500
       3,445,000 Jefferson Smurfit Corp.,
                 7.500%, 6/01/2013                                             3,341,650
       1,425,000 Joy Global, Inc.,
                 6.625%, 11/15/2036                                            1,435,026
 109,312,000,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                                 8,301,615
 599,726,100,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                                45,545,730
 229,157,783,660 JPMorgan Chase & Co., 144A,
                 Zero Coupon, 4/12/2012, (IDR)                                15,782,831
      92,000,000 JPMorgan Chase Bank, 144A,
                 Zero Coupon, 5/17/2010, (BRL)                                32,092,742
       2,365,000 K N Capital Trust III,
                 7.630%, 4/15/2028(c)                                          2,283,275
       4,300,000 K N Energy, Inc.,
                 6.670%, 11/01/2027                                            3,961,680
       6,180,000 K. Hovnanian Enterprises, Inc.,
                 7.500%, 5/15/2016(c)                                          5,762,850
       2,655,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.375%, 12/15/2014                                            2,323,125
       8,940,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.250%, 1/15/2016                                             7,666,050
       1,750,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.500%, 1/15/2014                                             1,566,250
      10,975,000 KB Home,
                 7.250%, 6/15/2018                                            10,135,687
       7,515,000 Kellwood Co.,
                 7.625%, 10/15/2017                                            6,955,095
       1,915,000 Kimball Hill Homes, Inc.,
                 10.500%, 12/15/2012                                           1,838,400
      11,288,000 Kinder Morgan, Inc., Senior Note,
                 5.150%, 3/01/2015                                            10,352,586
       1,650,000 Koppers Holdings, Inc., (step to 9.875% on 11/15/2009),
                 0.000%, 11/15/2014(e)                                         1,388,063
      22,525,000 Lennar Corp., Series A,
                 6.500%, 4/15/2016(c)                                         22,148,112
       1,600,000 Lennar Corp., Series B, Class A, Guaranteed Note,
                 5.600%, 5/31/2015                                             1,504,974
      31,295,000 Level 3 Communications, Inc.,
                 2.875%, 7/15/2010                                            34,972,162
      25,275,000 Level 3 Financing, Inc., 144A,
                 8.750%, 2/15/2017                                            25,464,562
      36,390,000 Lucent Technologies, Inc.,
                 6.450%, 3/15/2029                                            32,841,975
       2,840,000 Lucent Technologies, Inc.,
                 6.500%, 1/15/2028                                             2,563,100
       8,310,000 Lyondell Chemical Co.,
                 8.000%, 9/15/2014                                             8,704,725
       2,660,000 Marsh & McLennan Cos., Inc.,
                 5.375%, 7/15/2014                                             2,603,454
      11,710,000 Marsh & McLennan Cos., Inc.,
                 5.750%, 9/15/2015                                            11,632,363

  Principal
 Amount (++)  Description                                                     Value (+)
------------------------------------------------------------------------------------------
              United States -- continued
$   6,905,000 Marsh & McLennan Cos., Inc.,
              5.875%, 8/01/2033(c)                                         $     6,307,020
    1,250,000 McDonalds Corp., Series E, (MTN),
              3.628%, 10/10/2010, (SGD)                                            834,920
   51,500,000 Merrill Lynch & Co., Inc.,
              10.710%, 3/08/2017, (BRL)                                         25,071,349
    5,350,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                                                  5,122,513
   13,405,000 Michigan Tobacco Settlement Finance Authority, Taxable Turbo
              Series A,
              7.309%, 6/01/2034                                                 13,838,116
    1,000,000 MidAmerican Energy Holdings Co,
              6.125%, 4/01/2036                                                    997,838
    1,153,000 Missouri Pacific Railroad Co.,
              5.000%, 1/01/2045                                                    961,039
    6,065,000 Mosaic Global Holdings, Inc.,
              7.300%, 1/15/2028                                                  5,685,937
    2,945,000 Mosaic Global Holdings, Inc.,
              7.375%, 8/01/2018                                                  2,930,275
    3,346,000 New England Telephone & Telegraph Co.,
              7.875%, 11/15/2029                                                 3,761,747
   11,140,000 News America, Inc.,
              6.200%, 12/15/2034                                                10,805,243
   46,085,000 News America, Inc., 144A,
              6.150%, 3/01/2037                                                 43,903,935
    4,305,000 Nextel Communications, Inc., Series E,
              6.875%, 10/31/2013                                                 4,410,305
   25,790,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                                 25,372,434
   31,485,000 NGC Corp. Capital Trust I, Series B,
              8.316%, 6/01/2027                                                 30,225,600
    2,500,000 NRG Energy, Inc.,
              7.250%, 2/01/2014                                                  2,562,500
    5,000,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                                                  5,137,500
    4,530,000 ONEOK Partners LP,
              6.650%, 10/01/2036                                                 4,654,290
    2,275,000 Owens & Minor, Inc.,
              6.350%, 4/15/2016                                                  2,293,575
    9,480,000 Owens Corning, Inc., 144A,
              6.500%, 12/01/2016                                                 9,682,853
   14,200,000 Owens Corning, Inc., 144A,
              7.000%, 12/01/2036                                                14,162,015
      225,000 Owens-Illinois, Inc., Senior Note,
              7.500%, 5/15/2010                                                    228,375
   42,043,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018                                                 42,988,967
    3,000,000 Pemex Project Funding Master Trust,
              8.625%, 12/01/2023                                                 3,735,000
    4,350,000 Pemex Project Funding Master Trust,
              9.500%, 9/15/2027(c)                                               5,896,425
    1,920,000 Pioneer Natural Resource,
              5.875%, 7/15/2016                                                  1,786,518
      943,000 Pioneer Natural Resources Co.,
              7.200%, 1/15/2028                                                    897,058
   20,770,000 Plains All American Pipeline, 144A,
              6.125%, 1/15/2017                                                 21,184,341
   44,730,000 Plains All American Pipeline, 144A,
              6.650%, 1/15/2037                                                 45,472,965

                See accompanying notes to financial statements.

  United States -- continued

  LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                      Value (+)
---------------------------------------------------------------------------
              United States -- continued
$   1,948,000 Ply Gem Industries, Inc.,
              9.000%, 2/15/2012(c)                          $     1,689,890
    3,165,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015                                   2,924,235
   42,115,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035                                  37,564,390
   12,730,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                  11,830,715
   12,295,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                 11,572,669
      950,000 Qwest Capital Funding, Inc.,
              7.250%, 2/15/2011(c)                                  972,563
   26,205,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                  26,008,462
   41,730,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(c)                               39,434,850
    2,025,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(c)                                2,050,313
    5,640,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021                                   5,668,200
   20,420,000 Qwest Corp.,
              6.875%, 9/15/2033(c)                               19,705,300
    2,785,000 Qwest Corp.,
              7.250%, 9/15/2025                                   2,872,031
    3,310,000 Sara Lee Corp.,
              6.125%, 11/01/2032                                  3,059,413
    6,100,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                            4,198,454
    2,550,000 Southern Natural Gas Co.,
              7.350%, 2/15/2031                                   2,820,313
    6,326,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                  6,299,981
   11,309,000 Sprint Nextel Corp.,
              6.000%, 12/01/2016                                 11,129,255
    4,000,000 St. Paul Travelers Cos., Inc. (The),
              6.750%, 6/20/2036                                   4,403,348
    4,035,000 Stanley-Martin Communities LLC,
              9.750%, 8/15/2015(c)                                3,616,369
    1,810,000 Sungard Data Systems, Inc.,
              9.125%, 8/15/2013                                   1,941,225
    2,595,000 Sungard Data Systems, Inc.,
              10.250%, 8/15/2015                                  2,831,794
      690,000 Tenet Healthcare Corp.,
              6.875%, 11/15/2031                                    545,100
    4,480,000 Tenet Healthcare Corp.,
              9.250%, 2/01/2015                                   4,435,200
    7,872,000 Tennessee Gas Pipeline Co., Senior Note,
              7.000%, 10/15/2028(c)                               8,428,283
    9,240,000 Time Warner, Inc.,
              6.500%, 11/15/2036                                  9,213,842
   11,145,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  11,278,695
    4,795,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                   5,021,051
    3,150,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                   3,540,042
    2,025,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                   2,295,824
      496,687 Tiverton Power Associates, LP, 144A,
              9.000%, 7/15/2018(d)                                  596,025

  Principal
 Amount (++)     Description                                                     Value (+)
---------------------------------------------------------------------------------------------
                 United States -- continued
$   8,785,000    Toledo Edison Co.,
                 6.150%, 5/15/2037                                            $     8,606,243
    4,245,000    Toll Brothers Financial Corp.,
                 5.150%, 5/15/2015(c)                                               3,837,947
   20,850,000    Toys R Us, Inc.,
                 7.375%, 10/15/2018                                                17,931,000
    8,355,000    Toys R Us, Inc.,
                 7.875%, 4/15/2013(c)                                               7,707,487
    1,000,000    Travelers Property Casualty Corp.,
                 6.375%, 3/15/2033                                                  1,042,286
      315,000    TXU Corp.,
                 5.550%, 11/15/2014                                                   278,989
    2,225,000    TXU Corp., Series R,
                 6.550%, 11/15/2034                                                 1,863,211
  385,850,000    U.S. Treasury Bond,
                 4.500%, 2/15/2036(c)                                             363,784,010
  704,680,000    U.S. Treasury Bond,
                 5.375%, 2/15/2031(c)                                             751,255,120
   24,880,000    USG Corp., 144A,
                 6.300%, 11/15/2016                                                25,056,126
   51,815,000    Verizon Global Funding Corp.,
                 5.850%, 9/15/2035                                                 49,000,254
    5,530,000    Verizon Maryland, Inc.,
                 5.125%, 6/15/2033                                                  4,614,265
   12,050,000    Verizon New York, Inc.,
                 7.375%, 4/01/2032                                                 12,740,549
   32,790,000    Viacom, Inc., Class B,
                 6.875%, 4/30/2036                                                 33,051,795
   88,105,000    Western Union Co.,
                 6.200%, 11/17/2036                                                83,646,887
      600,000    Williams Cos., Inc.,
                 7.875%, 9/01/2021                                                    660,000
      965,000    Williams Cos., Inc., Senior Note,
                 7.750%, 6/15/2031(c)                                               1,032,550
    8,600,000    Williams Cos., Inc., Series A,
                 7.500%, 1/15/2031                                                  9,116,000
   11,205,000    Willis North America, Inc.,
                 6.200%, 3/28/2017                                                 11,229,606
   10,270,000    Woolworth Corp.,
                 8.500%, 1/15/2022                                                 10,526,750
   18,050,000    Xerox Capital Trust I, Guaranteed Note,
                 8.000%, 2/01/2027                                                 18,411,000
    1,730,000    Xerox Corp., (MTN),
                 7.200%, 4/01/2016                                                  1,823,505
                                                                              ---------------
                                                                                4,336,553,633
                                                                              ---------------
                 Uruguay -- 0.1%
    1,595,000    Republic of Uruguay,
                 7.625%, 3/21/2036(c)                                               1,758,488
    2,949,995    Republic of Uruguay,
                 7.875%, 1/15/2033(c)(g)                                            3,340,869
                                                                              ---------------
                                                                                    5,099,357
                                                                              ---------------
                 Venezuela -- 0.3%
   15,930,000    Cerro Negro Finance, Ltd., 144A,
                 7.900%, 12/01/2020                                                15,930,000
    9,335,000    Petrozuata Finance, Inc., Series B, 144A,
                 8.220%, 4/01/2017                                                  9,381,668
                                                                              ---------------
                                                                                   25,311,668
                                                                              ---------------
                 Total Non-Convertible Bonds (Identified Cost $6,772,503,834)   7,026,804,386
                                                                              ---------------
                 Total Bonds and Notes (Identified Cost $7,072,305,940)         7,339,199,489
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Shares    Description                                              Value (+)
-------------------------------------------------------------------------------------
Common Stocks -- 3.2% of Net Assets
             Israel -- 0.0%
       2,288 Teva Pharmaceutical Industries, Ltd., ADR             $        85,640
                                                                   ---------------
             Philippines -- 0.0%
      24,316 Philippine Long Distance Telephone Co., Sponsored ADR       1,283,885
                                                                   ---------------
             United States -- 3.2%
     200,925 Apartment Investment & Management Co., Class A             11,591,363
     889,730 Associated Estates Realty Corp., (REIT)                    12,536,296
   2,238,800 Bristol-Myers Squibb Co.                                   62,149,088
      53,260 Chesapeake Energy Corp.(c)                                  1,644,669
   2,309,175 ConAgra Foods, Inc.                                        57,521,549
      41,343 Corning, Inc.(h)                                              940,140
     182,500 Developers Diversified Realty Corp., (REIT)(c)             11,479,250
     282,500 Duke Energy Corp.(c)                                        5,731,925
     460,000 Equity Residential, (REIT)(c)                              22,185,800
     477,725 KB Home(c)                                                 20,384,526
     549,450 Lennar Corp., Class A(c)                                   23,192,284
     117,700 Simon Property Group, Inc., (REIT)(c)                      13,094,125
     141,250 Spectra Energy Corp.(c)                                     3,710,624
     359,449 Vertex Pharmaceuticals, Inc.(c)(h)                         10,078,950
                                                                   ---------------
                                                                       256,240,589
                                                                   ---------------
             Total Common Stocks (Identified Cost $212,606,104)        257,610,114
                                                                   ---------------
   Shares
-------------------------------------------------------------------------------------
Preferred Stocks -- 1.9%
             United States -- 1.9%
     297,150 AES Trust III, Convertible,
             6.750%, 10/15/2029(c)                                      14,928,816
      21,020 Chesapeake Energy Corp.,
             4.500%, 12/31/2049(c)                                       2,098,427
     278,685 Chesapeake Energy Corp., Convertible,
             5.000%, 12/31/2049(c)                                      30,306,994
     107,725 CMS Energy Trust I, Convertible,
             7.750%, 7/15/2027                                           5,372,784
     136,125 El Paso Energy Capital Trust I, Convertible,
             4.750%, 3/31/2028                                           5,445,000
         393 Entergy New Orleans, Inc.,
             4.750%, 12/31/2045(d)                                          28,591
      42,700 FelCor Lodging Trust, Inc., (REIT) Convertible,
             1.950%, 12/31/2049                                          1,101,233
   1,447,000 Ford Motor Co. Capital Trust II, Convertible,
             6.500%, 1/15/2032                                          51,744,720
      15,600 Lucent Technologies Capital Trust I, Convertible,
             7.750%, 3/15/2017                                          16,151,850
      69,975 Newell Financial Trust I,
             5.250%, 12/01/2027                                          3,420,028
     457,900 Owens-Illinois, Inc., Convertible,
             4.750%, 12/31/2049                                         17,537,570
     332,275 Six Flags, Inc.,
             7.250%, 8/15/2009(c)                                        7,766,928
       9,381 United Rentals Trust I, Convertible,
             6.500%, 8/01/2028                                             459,669
                                                                   ---------------
             Total Preferred Stocks (Identified Cost $150,623,120)     156,362,610
                                                                   ---------------

    Shares      Description                                                         Value (+)
---------------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.3%
        110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.(c)               $     1,159,420
      1,755,800 Western Asset High Income Opportunity Fund, Inc.                      12,062,346
      1,368,400 Western Asset Managed High Income Fund, Inc.(c)                        9,565,116
                                                                                 ---------------
                Total Closed-End Investment Companies
                (Identified Cost $20,353,073)                                         22,786,882
                                                                                 ---------------
Warrants -- 0.0%
                Argentina -- 0.0%
 3,603,539(+++) Republic of Argentina, Expiration 12/15/2035
                (Identified Cost $165,518)                                               497,288
                                                                                 ---------------
    Shares/
   Principal
  Amount (++)
---------------------------------------------------------------------------------------------------
Short-Term Investments -- 24.1% of Net Assets
  1,742,998,995 State Street Securities Lending Quality Trust(i)                   1,742,998,995
$   210,596,435 Tri-Party Repurchase Agreement with Fixed Income Clearing
                Corporation, dated 3/30/2007 at 4.250% to be repurchased at
                $210,671,021 on 4/2/2007, collateralized by $39,485,000
                U.S. Treasury Bill, 4.890% due 9/27/2007 with a value of
                $38,537,360; $2,120,000 U.S Treasury Bond, 8.875% due
                2/15/2019 with a value of $2,923,438; $12,985,000 U.S.
                Treasury Note, 4.875% due 2/15/2012 with a value of
                $13,273,228; $5,000,000 U.S. Treasury Note, 3.625% due
                5/15/2013 with a value of $4,826,970; $11,270,000 U.S.
                Treasury Note, 3.375% due 12/15/2008 with a value of
                $11,129,125; $100,000,000 U.S. Treasury Note, 3.375% due
                2/15/2008 with a value of $99,125,000; $435,000 U.S.
                Treasury Note, 4.00% due 4/15/2010 with a value of
                $436,088; $35,980,000 U.S. Treasury Note, 4.625% due
                3/31/2008 with a value of $36,699,600; $7,780,000 U.S.
                Treasury Note, 4.750% due 2/15/2010 with a value of
                $7,857,800, including accrued interest (Note 2f )                    210,596,435
                                                                                 ---------------
                Total Short-Term Investments (Identified Cost $1,953,595,430)      1,953,595,430
                                                                                 ---------------
                Total Investments -- 120.2%
                (Identified Cost $9,409,649,185)(a)                                9,730,051,813
                Other assets less liabilities--(20.2)%                            (1,633,274,600)
                                                                                 ---------------
                Net Assets -- 100%                                               $ 8,096,777,213
                                                                                 ===============
           (++) Principal amount is in U.S. dollars unless otherwise noted.
           (++) Amount shown represents units. One unit represents a principal amount of 100.
          (+++) Amount shown represents notional amount.
            (+) See Note 2a of Notes to Financial Statements.
            (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
                At March 31, 2007, the net unrealized appreciation on
                investments based on cost of $9,420,855,663 for federal
                income tax purposes was as follows:
                Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                  $   365,554,909
                Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                      (56,358,759)
                                                                                 ---------------
                Net unrealized appreciation                                      $   309,196,150
                                                                                 ===============

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  (b) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
  (c) All or a portion of this security was on loan at March 31, 2007.
  (d) Non-income producing security due to default or bankruptcy filing.
  (e) Step Bond: Coupon is a fixed rate for an initial period and then resets at a specified date and rate.
  (f) Illiquid security. At March 31, 2007, the value of these securities amounted to $14,071,672 or
      0.2% of net assets.
  (g) All or a portion of interest payment is paid-in-kind.
  (h) Non-income producing security.
  (i) Represents investment of security lending collateral.
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,173,461,490 or
      14.5% of net assets.
  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
  MTN Medium Term Note
 REIT Real Estate Investment Trusts
  ARS Argentine Peso
  AUD Australian Dollar
  BRL Brazilian Real
  CAD Canadian Dollar
  EUR Euro
  GBP British Pound
  IDR Indonesian Rupiah
  ISK Iceland Krona
  KRW South Korean Won
  MXN Mexican Peso
  MYR Malaysian Ringgit
  NOK Norwegian Krone
  NZD New Zealand Dollar
  SEK Swedish Krona
  SGD Singapore Dollar
  THB Thailand Baht
  ZAR South African Rand

Holdings at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                         Treasuries               26.9%
                         Sovereigns                7.9
                         Banking                   7.3
                         Wirelines                 6.7
                         Technology                3.7
                         Non-Captive Finance       3.5
                         Pharmaceuticals           3.4
                         Automotive                3.4
                         Home Construction         2.9
                         Supranational             2.7
                         Pipelines                 2.7
                         Independent Energy        2.1
                         Other, less than 2% each 22.9

                See accompanying notes to financial statements.

                     STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2007 (Unaudited)

                                                                                        Limited Term Government
                                           Core Plus Bond Fund      High Income Fund        and Agency Fund
                                          ---------------------  ---------------------  -----------------------
                                          ---------------------  ---------------------   ---------------------
ASSETS
 Investments at cost                      $         274,377,842  $          46,064,469   $         155,251,706
 Net unrealized appreciation
   (depreciation)                                       263,335              2,660,200                (797,528)
                                          ---------------------  ---------------------   ---------------------
   Investments at value (a)                         274,641,177             48,724,669             154,454,178
 Cash                                                        --                     --                      --
 Foreign currency at value (identified
   cost $34,019, $5,442, $0, $0, $0,
   and $0)                                               34,062                  5,661                      --
 Receivable for Fund shares sold                        757,299                342,438                  92,724
 Receivable for securities sold                              --                     --                      --
 Dividends and interest receivable                    2,210,830                598,078                 773,882
 Tax reclaims receivable                                     --                     --                      --
 Securities lending income receivable                     3,633                  1,136                     846
 Other assets                                             7,376                  1,174                   3,947
                                          ---------------------  ---------------------   ---------------------
   TOTAL ASSETS                                     277,654,377             49,673,156             155,325,577
                                          ---------------------  ---------------------   ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    55,198,804              6,398,145              28,938,786
 Payable for securities purchased                            --                152,864                      --
 Payable for Fund shares redeemed                       370,057                221,037                 125,425
 Dividends payable                                      311,443                 75,982                 137,961
 Management fees payable (Note 4)                        96,094                 21,370                  43,358
 Deferred Trustees' fees (Note 4)                       221,586                 62,321                 193,640
 Administrative fees payable (Note 4)                    10,999                  2,209                   6,082
 Other accounts payable and accrued
   expenses                                             258,060                 19,836                  67,014
                                          ---------------------  ---------------------   ---------------------
   TOTAL LIABILITIES                                 56,467,043              6,953,764              29,512,266
                                          ---------------------  ---------------------   ---------------------
NET ASSETS                                $         221,187,334  $          42,719,392   $         125,813,311
                                          =====================  =====================   =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         242,164,684  $         121,602,793   $         153,451,297
 Undistributed (overdistributed) net
   investment income                                    249,280               (297,871)               (345,156)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (21,500,476)           (81,245,797)            (26,495,302)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                        273,846              2,660,267                (797,528)
                                          ---------------------  ---------------------   ---------------------
NET ASSETS                                $         221,187,334  $          42,719,392   $         125,813,311
                                          =====================  =====================   =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          95,893,043  $          31,830,418   $         109,356,047
                                          =====================  =====================   =====================
   Shares of beneficial interest                      8,440,867              6,038,661               9,919,781
                                          =====================  =====================   =====================
   Net asset value and redemption price
    per share                             $               11.36  $                5.27   $               11.02
                                          =====================  =====================   =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               11.90  $                5.52   $               11.36
                                          =====================  =====================   =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $         101,658,794  $           6,250,634   $           8,076,476
                                          =====================  =====================   =====================
   Shares of beneficial interest                      8,943,083              1,184,384                 733,483
                                          =====================  =====================   =====================
   Net asset value and offering price
    per share                             $               11.37  $                5.28   $               11.01
                                          =====================  =====================   =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $           9,085,207  $           4,638,340   $           4,421,839
                                          =====================  =====================   =====================
   Shares of beneficial interest                        798,720                879,278                 400,947
                                          =====================  =====================   =====================
   Net asset value and offering price
    per share                             $               11.37  $                5.28   $               11.03
                                          =====================  =====================   =====================
 Class Y shares:
   Net assets                             $          14,550,290  $                  --   $           3,958,949
                                          =====================  =====================   =====================
   Shares of beneficial interest                      1,275,171                     --                 358,076
                                          =====================  =====================   =====================
   Net asset value, offering and
    redemption price per share            $               11.41  $                  --   $               11.06
                                          =====================  =====================   =====================
 (a) Including securities on loan with
   market values of:                      $          53,957,797  $           6,277,989   $          28,399,989
                                          =====================  =====================   =====================

                See accompanying notes to financial statements.

        Massachusetts Tax      Municipal Income       Strategic Income
        Free Income Fund             Fund                   Fund
      ---------------------  --------------------- ---------------------
                             --------------------- ---------------------
      $          67,500,284  $          90,708,414 $       9,409,649,185
                  3,165,545              3,283,951           320,402,628
      ---------------------  --------------------- ---------------------
                 70,665,829             93,992,365         9,730,051,813
                         --                     --             1,371,370
                         --                     --                    --
                     14,285                 27,802            79,050,775
                         --                     --             2,802,553
                  1,108,390              1,438,760           104,777,218
                         --                     --                 3,865
                         --                     --                77,745
                      2,541                  2,928               630,140
      ---------------------  --------------------- ---------------------
                 71,791,045             95,461,855         9,918,765,479
      ---------------------  --------------------- ---------------------
                         --                     --         1,742,998,995
                         --                     --            50,224,135
                     72,707                 85,226             8,439,575
                     53,391                 85,320            15,436,946
                     31,241                 43,438             3,756,105
                     71,483                134,236               271,547
                      3,716                  4,774               369,728
                     19,631                 14,265               491,235
      ---------------------  --------------------- ---------------------
                    252,169                367,259         1,821,988,266
      ---------------------  --------------------- ---------------------
      $          71,538,876  $          95,094,596 $       8,096,777,213
      =====================  ===================== =====================
      $          69,800,435  $          91,350,437 $       7,797,737,053
                     17,699                204,138              (382,572)
                 (1,444,803)               256,070           (21,622,623)
                  3,165,545              3,283,951           321,045,355
      ---------------------  --------------------- ---------------------
      $          71,538,876  $          95,094,596 $       8,096,777,213
      =====================  ===================== =====================
      $          69,575,610  $          90,394,287 $       4,445,654,306
      =====================  ===================== =====================
                  4,189,451             12,050,773           298,285,775
      =====================  ===================== =====================
      $               16.61  $                7.50 $               14.90
      =====================  ===================== =====================
      $               17.35  $                7.85 $               15.60
      =====================  ===================== =====================
      $           1,963,266  $           4,700,309 $         216,309,586
      =====================  ===================== =====================
                    118,478                625,905            14,447,466
      =====================  ===================== =====================
      $               16.57  $                7.51 $               14.97
      =====================  ===================== =====================
      $                  --  $                  -- $       2,976,546,523
      =====================  ===================== =====================
                         --                     --           198,881,878
      =====================  ===================== =====================
      $                  --  $                  -- $               14.97
      =====================  ===================== =====================
      $                  --  $                  -- $         458,266,798
      =====================  ===================== =====================
                         --                     --            30,760,763
      =====================  ===================== =====================
      $                  --  $                  -- $               14.90
      =====================  ===================== =====================
      $                  --  $                  -- $       1,708,578,357
      =====================  ===================== =====================

                           STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2007 (Unaudited)

                                                                                          Limited Term Government
                                           Core Plus Bond Fund      High Income Fund          and Agency Fund
                                          ---------------------  ---------------------    -----------------------
                                          ---------------------  ---------------------     ---------------------
INVESTMENT INCOME
 Dividends                                $                  --  $              63,031     $                  --
 Interest                                             5,828,561              1,558,948                 3,171,604
 Securities lending income (Note 2)                      24,391                  4,082                     7,045
 Less net foreign taxes withheld                             --                 (1,300)                       --
                                          ---------------------  ---------------------     ---------------------
                                                      5,852,952              1,624,761                 3,178,649
                                          ---------------------  ---------------------     ---------------------
 Expenses
   Management fees (Note 4)                             473,947                124,538                   317,466
   Service fees - Class A (Note 4)                      116,084                 38,300                   138,196
   Service and distribution fees -
    Class B (Note 4)                                    529,876                 34,054                    44,705
   Service and distribution fees -
    Class C (Note 4)                                     38,321                 20,309                    22,052
   Trustees' fees and expenses (Note 4)                   8,083                  5,192                     6,623
   Administrative fees (Note 4)                          62,090                 11,885                    35,458
   Custodian fees and expenses                           16,131                  9,441                    13,304
   Transfer agent fees and expenses -
    Class A                                             124,621                 27,877                    84,356
   Transfer agent fees and expenses -
    Class B                                             142,168                  6,205                     6,831
   Transfer agent fees and expenses -
    Class C                                              10,290                  3,692                     3,361
   Transfer agent fees and expenses -
    Class Y                                               5,157                     --                       152
   Audit fees                                            20,062                 19,732                    21,383
   Legal fees                                             5,192                  1,490                     3,580
   Shareholder reporting expenses                        19,547                  2,696                    11,456
   Registration fees                                     20,203                 15,517                    20,510
   Miscellaneous expenses                                 4,721                  3,635                     3,829
                                          ---------------------  ---------------------     ---------------------
 Total expenses                                       1,596,493                324,563                   733,262
   Less reimbursement/waiver (Note 4)                   (43,578)               (31,206)                  (52,930)
                                          ---------------------  ---------------------     ---------------------
 Net expenses                                         1,552,915                293,357                   680,332
                                          ---------------------  ---------------------     ---------------------
 Net investment income                                4,300,037              1,331,404                 2,498,317
                                          ---------------------  ---------------------     ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                  1,974,105              1,687,407                   119,607
   Foreign currency transactions - net                    1,232                 (1,545)                       --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - net                                  1,018,313                (53,147)                  403,094
   Foreign currency translations - net                   11,223                   (339)                       --
                                          ---------------------  ---------------------     ---------------------
 Total net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                              3,004,873              1,632,376                   522,701
                                          ---------------------  ---------------------     ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $           7,304,910  $           2,963,780     $           3,021,018
                                          =====================  =====================     =====================

                See accompanying notes to financial statements.

        Massachusetts Tax            Municipal              Strategic
        Free Income Fund            Income Fund            Income Fund
      ---------------------    ---------------------  ---------------------
      ---------------------    ---------------------  ---------------------
      $                  --    $                  --  $           8,911,236
                  1,752,173                2,256,106            194,769,158
                         --                       --                631,138
                         --                       --               (160,470)
      ---------------------    ---------------------  ---------------------
                  1,752,173                2,256,106            204,151,062
      ---------------------    ---------------------  ---------------------
                    217,585                  241,772             18,485,826
                     87,994                  114,640              4,466,518
                     10,665                   24,984                988,953
                         --                       --             11,952,460
                      5,869                    6,044                 98,818
                     20,656                   27,338              1,957,264
                      9,164                    9,802                186,752
                     25,312                   27,871              1,303,653
                        768                    1,519                 72,664
                         --                       --                871,206
                         --                       --                108,059
                     19,256                   17,730                 21,075
                      1,638                    2,094                103,231
                      4,278                    1,925                165,350
                      8,831                   11,195                 69,393
                      3,013                    3,059                 23,700
      ---------------------    ---------------------  ---------------------
                    415,029                  489,973             40,874,922
                    (62,520)                 (11,868)                    --
      ---------------------    ---------------------  ---------------------
                    352,509                  478,105             40,874,922
      ---------------------    ---------------------  ---------------------
                  1,399,664                1,778,001            163,276,140
      ---------------------    ---------------------  ---------------------
                    770,856                  338,455             22,643,468
                         --                       --               (885,317)
                 (1,061,299)                (524,483)           100,087,391
                         --                       --                657,735
      ---------------------    ---------------------  ---------------------
                   (290,443)                (186,028)           122,503,277
      ---------------------    ---------------------  ---------------------
      $           1,109,221    $           1,591,973  $         285,779,417
      =====================    =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                   March 31, 2007             Year Ended
                                                    (unaudited)           September 30, 2006
                                               ---------------------    ---------------------
                                               ---------------------    ---------------------
FROM OPERATIONS:
  Net investment income                        $           4,300,037    $           9,304,763
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,975,337                 (250,058)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                           1,029,536               (1,346,777)
                                               ---------------------    ---------------------
  Net increase in net assets resulting from
   operations                                              7,304,910                7,707,928
                                               ---------------------    ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (2,224,878)              (5,268,788)
   Class B                                                (2,120,394)              (5,666,228)
   Class C                                                  (151,766)                (281,535)
   Class Y                                                  (338,467)                (518,162)
  Net realized capital gain
   Class A                                                        --                       --
   Class B                                                        --                       --
                                               ---------------------    ---------------------
  Total distributions                                     (4,835,505)             (11,734,713)
                                               ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                    (1,499,024)             (28,217,204)
                                               ---------------------    ---------------------
  Redemption fees
   Class A                                                       642                      707
   Class B                                                       711                      886
   Class C                                                        55                       42
   Class Y                                                        93                       61
                                               ---------------------    ---------------------
                                                               1,501                    1,696
                                               ---------------------    ---------------------
  Net increase (decrease) in net assets                      971,882              (32,242,293)
                                               ---------------------    ---------------------
NET ASSETS
  Beginning of the period                                220,215,452              252,457,745
                                               ---------------------    ---------------------
  End of the period                            $         221,187,334    $         220,215,452
                                               =====================    =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $             249,280    $             784,748
                                               =====================    =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                   March 31, 2007           Year Ended
                                                    (unaudited)         September 30, 2006
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           1,331,404  $           2,541,904
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,685,862                588,883
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             (53,486)               285,142
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              2,963,780              3,415,929
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,177,365)            (1,818,161)
   Class B                                                  (232,118)              (563,592)
   Class C                                                  (137,151)              (204,085)
   Class Y                                                        --                     --
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (1,546,634)            (2,585,838)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                     1,493,783             (2,428,478)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                       272                    866
   Class B                                                        63                    337
   Class C                                                        35                    116
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                 370                  1,319
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                    2,911,299             (1,597,068)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the period                                 39,808,093             41,405,161
                                               ---------------------  ---------------------
  End of the period                            $          42,719,392  $          39,808,093
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $            (297,871) $             (82,641)
                                               =====================  =====================

                                                          Limited Term Government
                                                              and Agency Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                   March 31, 2007           Year Ended
                                                    (unaudited)         September 30, 2006
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,498,317  $           5,075,427
  Net realized gain (loss) on investments and
   foreign currency transactions                             119,607               (845,533)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             403,094               (145,704)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              3,021,018              4,084,190
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (2,387,884)            (4,997,550)
   Class B                                                  (154,655)              (381,270)
   Class C                                                   (76,349)              (153,472)
   Class Y                                                   (72,254)              (105,197)
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,691,142)            (5,637,489)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                    (5,339,757)           (32,402,336)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (5,009,881)           (33,955,635)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the period                                130,823,192            164,778,827
                                               ---------------------  ---------------------
  End of the period                            $         125,813,311  $         130,823,192
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $            (345,156) $            (152,331)
                                               =====================  =====================

                See accompanying notes to financial statements.


     Massachusetts Tax Free Income Fund                     Municipal Income Fund
--------------------------------------------    --------------------------------------------
   Six Months Ended                                Six Months Ended
    March 31, 2007             Year Ended           March 31, 2007           Year Ended
     (unaudited)           September 30, 2006        (unaudited)         September 30, 2006
---------------------    ---------------------  ---------------------  ---------------------
                         ---------------------  ---------------------  ---------------------
$           1,399,664    $           2,919,705  $           1,778,001  $           3,899,552
              770,856                  345,282                338,455              1,173,164
           (1,061,299)                (133,389)              (524,483)              (395,083)
---------------------    ---------------------  ---------------------  ---------------------
            1,109,221                3,131,598              1,591,973              4,677,633
---------------------    ---------------------  ---------------------  ---------------------
           (1,362,014)              (2,838,521)            (1,678,937)            (3,654,019)
              (33,214)                 (86,605)               (72,710)              (192,325)
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --               (425,469)                    --
                   --                       --                (23,297)                    --
---------------------    ---------------------  ---------------------  ---------------------
           (1,395,228)              (2,925,126)            (2,200,413)            (3,846,344)
---------------------    ---------------------  ---------------------  ---------------------
           (2,998,516)              (5,608,072)            (2,932,811)           (12,060,212)
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
           (3,284,523)              (5,401,600)            (3,541,251)           (11,228,923)
---------------------    ---------------------  ---------------------  ---------------------
           74,823,399               80,224,999             98,635,847            109,864,770
---------------------    ---------------------  ---------------------  ---------------------
$          71,538,876    $          74,823,399  $          95,094,596  $          98,635,847
=====================    =====================  =====================  =====================
$              17,699    $              13,263  $             204,138  $             177,784
=====================    =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
   Six Months Ended
    March 31, 2007           Year Ended
     (unaudited)         September 30, 2006
---------------------  ---------------------
---------------------  ---------------------
$         163,276,140  $         147,505,882
           21,758,151              6,215,522
          100,745,126            138,319,873
---------------------  ---------------------
          285,779,417            292,041,277
---------------------  ---------------------
          (97,602,532)           (93,282,911)
           (4,564,609)            (7,447,638)
          (54,901,845)           (55,187,294)
          (10,444,688)            (7,523,452)
                   --                     --
                   --                     --
---------------------  ---------------------
         (167,513,674)          (163,441,295)
---------------------  ---------------------
        2,932,214,311          2,980,503,923
---------------------  ---------------------
               77,176                110,642
                4,195                  9,525
               51,719                 75,367
                7,824                  9,065
---------------------  ---------------------
              140,914                204,599
---------------------  ---------------------
        3,050,620,968          3,109,308,504
---------------------  ---------------------
        5,046,156,245          1,936,847,741
---------------------  ---------------------
$       8,096,777,213  $       5,046,156,245
=====================  =====================
$            (382,572) $           3,854,962
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:     Less distributions:
                                  ---------------------------------------   ---------------------------

                    Net asset
                     value,                                                   Dividends
                    beginning         Net         Net realized  Total from       from
                       of          investment    and unrealized investment  net investment     Total     Redemption
                     period          income       gain (loss)   operations      income     distributions  fees (g)
                    ----------    ----------     -------------- ----------  -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  3/31/2007(k)      $    11.23    $     0.24(c)    $     0.16   $     0.40    $    (0.27)   $    (0.27)  $     0.00
  9/30/2006              11.41          0.50(c)         (0.07)        0.43         (0.61)        (0.61)        0.00
  9/30/2005              11.69          0.46(c)         (0.18)        0.28         (0.56)        (0.56)        0.00
  9/30/2004              11.63          0.47(c)          0.13         0.60         (0.54)        (0.54)        0.00
  9/30/2003(f)           11.28          0.37(c)          0.34         0.71         (0.36)        (0.36)           -
  12/31/2002             11.59          0.63(c)         (0.32)        0.31         (0.62)        (0.62)           -
  12/31/2001(d)          11.52          0.73             0.10         0.83         (0.76)        (0.76)           -
   Class B
  3/31/2007(k)           11.24          0.20(c)          0.16         0.36         (0.23)        (0.23)        0.00
  9/30/2006              11.41          0.41(c)         (0.05)        0.36         (0.53)        (0.53)        0.00
  9/30/2005              11.70          0.37(c)         (0.18)        0.19         (0.48)        (0.48)        0.00
  9/30/2004              11.62          0.38(c)          0.14         0.52         (0.44)        (0.44)        0.00
  9/30/2003(f)           11.28          0.30(c)          0.34         0.64         (0.30)        (0.30)           -
  12/31/2002             11.59          0.55(c)         (0.32)        0.23         (0.54)        (0.54)           -
  12/31/2001(d)          11.51          0.64             0.10         0.74         (0.66)        (0.66)           -
   Class C
  3/31/2007(k)           11.25          0.20(c)          0.15         0.35         (0.23)        (0.23)        0.00
  9/30/2006              11.42          0.41(c)         (0.05)        0.36         (0.53)        (0.53)        0.00
  9/30/2005              11.71          0.37(c)         (0.18)        0.19         (0.48)        (0.48)        0.00
  9/30/2004              11.63          0.38(c)          0.14         0.52         (0.44)        (0.44)        0.00
  9/30/2003(f)           11.29          0.30(c)          0.34         0.64         (0.30)        (0.30)           -
  12/31/2002             11.60          0.55(c)         (0.32)        0.23         (0.54)        (0.54)           -
  12/31/2001(d)          11.52          0.65             0.09         0.74         (0.66)        (0.66)           -
   Class Y
  3/31/2007(k)           11.29          0.27(c)          0.15         0.42         (0.30)        (0.30)        0.00
  9/30/2006              11.46          0.51(c)         (0.04)        0.47         (0.64)        (0.64)        0.00
  9/30/2005              11.74          0.49(c)         (0.18)        0.31         (0.59)        (0.59)        0.00
  9/30/2004              11.69          0.50(c)          0.13         0.63         (0.58)        (0.58)        0.00
  9/30/2003(f)           11.33          0.41(c)          0.35         0.76         (0.40)        (0.40)           -
  12/31/2002             11.63          0.69(c)         (0.32)        0.37         (0.67)        (0.67)           -
  12/31/2001(d)          11.54          0.79             0.10         0.89         (0.80)        (0.80)           -
HIGH INCOME FUND*
   Class A
  3/31/2007(k)      $     5.09    $     0.17(c)    $     0.21   $     0.38    $    (0.20)   $    (0.20)  $     0.00
  9/30/2006               4.98          0.34(c)          0.11         0.45         (0.34)        (0.34)        0.00
  9/30/2005               4.82          0.33(c)          0.16         0.49         (0.33)        (0.33)        0.00
  9/30/2004               4.65          0.33(c)          0.17         0.50         (0.33)        (0.33)        0.00
  9/30/2003(f)            4.12          0.25(c)          0.53         0.78         (0.25)        (0.25)           -
  12/31/2002              4.94          0.39(c)         (0.82)       (0.43)        (0.39)        (0.39)           -
  12/31/2001(d)           6.21          0.66            (1.25)       (0.59)        (0.68)        (0.68)           -
   Class B
  3/31/2007(k)            5.10          0.15(c)          0.21         0.36         (0.18)        (0.18)        0.00
  9/30/2006               4.98          0.30(c)          0.12         0.42         (0.30)        (0.30)        0.00
  9/30/2005               4.83          0.29(c)          0.15         0.44         (0.29)        (0.29)        0.00
  9/30/2004               4.65          0.30(c)          0.18         0.48         (0.30)        (0.30)        0.00
  9/30/2003(f)            4.12          0.23(c)          0.53         0.76         (0.23)        (0.23)           -
  12/31/2002              4.95          0.36(c)         (0.83)       (0.47)        (0.36)        (0.36)           -
  12/31/2001(d)           6.22          0.62            (1.26)       (0.64)        (0.63)        (0.63)           -

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $0.01 for Class A, $0.02 for Class B, and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $0.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B.
(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.

                See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                     ------------------------------------------

Net asset              Net assets,
 value,       Total      end of          Net          Gross      Net investment Portfolio
 end of      return      period       expenses      expenses         income     turnover
 period    (%) (a) (h)   (000's)     (%) (b) (i)   (%) (b) (e)      (%) (b)     rate (%)
---------- ----------- -----------   -----------   -----------   -------------- ---------
$    11.36        3.5  $   95,893          1.05          1.09           4.29           32
     11.23        4.0      91,464          1.05          1.08           4.46           91
     11.41        2.4     105,111          1.13          1.18           3.93           64
     11.69        5.3     120,009          1.19          1.22           4.05           69
     11.63        6.4     133,887          1.28          1.28           4.31           61
     11.28        2.8     147,647          1.18          1.18           5.65           65
     11.59        7.2     173,836          1.09          1.09           6.26           84
     11.37        3.2     101,659          1.80          1.84           3.53           32
     11.24        3.3     109,782          1.80          1.83           3.72           91
     11.41        1.6     132,221          1.88          1.93           3.18           64
     11.70        4.6     148,556          1.94          1.97           3.29           69
     11.62        5.8     161,317          2.03          2.03           3.55           61
     11.28        2.1     141,188          1.93          1.93           4.90           65
     11.59        6.5     127,520          1.84          1.84           5.49           84
     11.37        3.1       9,085          1.80          1.84           3.52           32
     11.25        3.3       6,983          1.80          1.82           3.63           91
     11.42        1.6       6,065          1.88          1.93           3.17           64
     11.71        4.6       6,162          1.94          1.98           3.30           69
     11.63        5.8       7,612          2.03          2.03           3.55           61
     11.29        2.1       9,024          1.93          1.93           4.90           65
     11.60        6.5      11,470          1.84          1.84           5.52           84
     11.41        3.7      14,550          0.65          0.65           4.68           32
     11.29        4.3      11,986          0.80(j)       0.80(j)        4.58           91
     11.46        2.7       9,060          0.88          0.99           4.18           64
     11.74        5.5      10,941          0.94          0.98           4.30           69
     11.69        6.9      17,889          0.73          0.73           4.85           61
     11.33        3.5      18,346          0.67          0.67           6.15           65
     11.63        7.8      17,351          0.67          0.67           6.68           84
$     5.27        7.6  $   31,830          1.22          1.37           6.61           18
      5.09        9.4      29,069          1.31          1.48           6.70           41
      4.98       10.3      25,817          1.58          1.72           6.60           42
      4.82       11.1      24,641          1.65          1.65           6.97           51
      4.65       19.5      23,809          1.71          1.71           7.62           41
      4.12       (8.9)     22,454          1.58          1.58           8.85          114
      4.94      (10.7)     33,471          1.47          1.47          11.31           65
      5.28        7.1       6,251          1.97          2.11           5.86           18
      5.10        8.8       7,283          2.08          2.25           6.00           41
      4.98        9.3      12,034          2.33          2.47           5.85           42
      4.83       10.5      17,967          2.40          2.40           6.22           51
      4.65       18.8      23,405          2.46          2.46           6.89           41
      4.12       (9.7)     23,031          2.33          2.33           8.10          114
      4.95      (11.3)     34,713          2.22          2.22          10.56           65

(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01, if applicable.
(h)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher. See
   Note 4.
(j)Includes expense recapture of 0.06%. See Note 4.
(k)For the six months ended March 31, 2007 (Unaudited).
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                     Income (loss) from investment operations:     Less distributions:
                                                     ---------------------------------------   ---------------------------

                                          Net asset
                                           value,                                                Dividends
                                          beginning      Net         Net realized  Total from       from
                                             of       investment    and unrealized investment  net investment     Total
                                           period       income       gain (loss)   operations      income     distributions
                                          ---------- ----------     -------------- ----------  -------------- -------------
HIGH INCOME FUND*
   Class C
  3/31/2007(k)                            $     5.09 $     0.15(c)    $     0.22   $     0.37    $    (0.18)   $    (0.18)
  9/30/2006                                     4.98       0.30(c)          0.11         0.41         (0.30)        (0.30)
  9/30/2005                                     4.83       0.29(c)          0.15         0.44         (0.29)        (0.29)
  9/30/2004                                     4.65       0.30(c)          0.18         0.48         (0.30)        (0.30)
  9/30/2003(e)                                  4.12       0.23(c)          0.53         0.76         (0.23)        (0.23)
  12/31/2002                                    4.94       0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)
  12/31/2001(d)                                 6.22       0.61            (1.26)       (0.65)        (0.63)        (0.63)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  3/31/2007(k)                            $    11.00 $     0.22(c)    $     0.04   $     0.26    $    (0.24)   $    (0.24)
  9/30/2006                                    11.09       0.39(c)         (0.05)        0.34         (0.43)        (0.43)
  9/30/2005                                    11.30       0.28(c)         (0.16)        0.12         (0.33)        (0.33)
  9/30/2004                                    11.51       0.30(c)         (0.09)        0.21         (0.42)        (0.42)
  9/30/2003(e)                                 11.73       0.21(c)         (0.07)        0.14         (0.36)        (0.36)
  12/31/2002                                   11.36       0.42(c)          0.49         0.91         (0.54)        (0.54)
  12/31/2001(d)                                11.16       0.51             0.25         0.76         (0.56)        (0.56)
   Class B
  3/31/2007(k)                                 10.98       0.18(c)          0.04         0.22         (0.19)        (0.19)
  9/30/2006                                    11.07       0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.28       0.20(c)         (0.17)        0.03         (0.24)        (0.24)
  9/30/2004                                    11.49       0.22(c)         (0.09)        0.13         (0.34)        (0.34)
  9/30/2003(e)                                 11.71       0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.34       0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.14       0.44             0.24         0.68         (0.48)        (0.48)
   Class C
  3/31/2007(k)                                 10.99       0.18(c)          0.05         0.23         (0.19)        (0.19)
  9/30/2006                                    11.08       0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.30       0.20(c)         (0.18)        0.02         (0.24)        (0.24)
  9/30/2004                                    11.50       0.22(c)         (0.08)        0.14         (0.34)        (0.34)
  9/30/2003(e)                                 11.72       0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.35       0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.15       0.44             0.24         0.68         (0.48)        (0.48)
   Class Y
  3/31/2007(k)                                 11.03       0.24(c)          0.05         0.29         (0.26)        (0.26)
  9/30/2006                                    11.13       0.43(c)         (0.06)        0.37         (0.47)        (0.47)
  9/30/2005                                    11.34       0.31(c)         (0.17)        0.14         (0.35)        (0.35)
  9/30/2004                                    11.55       0.32(c)         (0.09)        0.23         (0.44)        (0.44)
  9/30/2003(e)                                 11.78       0.25(c)         (0.08)        0.17         (0.40)        (0.40)
  12/31/2002                                   11.41       0.48(c)          0.48         0.96         (0.59)        (0.59)
  12/31/2001(d)                                11.20       0.56             0.26         0.82         (0.61)        (0.61)






                                          Redemption
                                           fees (f)
                                          ----------
HIGH INCOME FUND*
   Class C
  3/31/2007(k)                            $     0.00
  9/30/2006                                     0.00
  9/30/2005                                     0.00
  9/30/2004                                     0.00
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  3/31/2007(k)                            $       --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class B
  3/31/2007(k)                                    --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class C
  3/31/2007(k)                                    --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class Y
  3/31/2007(k)                                    --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $0.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y.
(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01, if applicable.
(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                     --------------------------------------

Net asset                Net assets,
 value,         Total      end of       Net        Gross     Net investment Portfolio
 end of         return     period     expenses    expenses   income (loss)  turnover
 period       (%) (a)(h)   (000's)   (%) (b)(j)  (%) (b)(i)     (%) (b)     rate (%)
----------    ---------- ----------- ---------- ----------   -------------- ---------
$     5.28          7.3  $    4,638       1.96       2.12           5.84           18
      5.09          8.6       3,457       2.07       2.23           5.96           41
      4.98          9.3       3,554       2.33       2.47           5.82           42
      4.83         10.5       2,608       2.40       2.40           6.22           51
      4.65         18.8       2,858       2.46       2.46           6.89           41
      4.12         (9.5)      2,605       2.33       2.33           8.10          114
      4.94        (11.5)      4,153       2.22       2.22          10.54           65
$    11.02          2.4  $  109,356       1.00       1.09           4.01           31
     11.00          3.2     114,180       1.04       1.09           3.57           50
     11.09          1.1     141,417       1.24       1.24           2.50           93
     11.30          1.9     106,701       1.32       1.32           2.60           80
     11.51          1.2     117,225       1.37       1.37           2.41           53
     11.73          8.2     106,013       1.35       1.35           3.66           88
     11.36          6.9     109,189       1.42       1.42           4.52          275
     11.01          2.0       8,076       1.75       1.83           3.25           31
     10.98          2.4       9,952       1.79       1.84           2.79           50
     11.07          0.3      15,114       1.99       1.99           1.75           93
     11.28          1.2      10,107       2.00       2.00           1.95           80
     11.49          0.7      14,637       2.02       2.02           1.77           53
     11.71          7.5      16,263       2.00       2.00           3.01           88
     11.34          6.2      14,317       2.07       2.07           3.85          275
     11.03          2.0       4,422       1.75       1.84           3.25           31
     10.99          2.5       4,230       1.79       1.84           2.81           50
     11.08          0.2       5,715       1.99       1.99           1.75           93
     11.30          1.3       6,949       2.00       2.00           1.94           80
     11.50          0.7       8,704       2.02       2.02           1.77           53
     11.72          7.5       8,079       2.00       2.00           3.01           88
     11.35          6.2       5,851       2.07       2.07           3.89          275
     11.06          2.6       3,959       0.70       0.70           4.33           31
     11.03          3.4       2,461       0.74       0.74           3.89           50
     11.13          1.2       2,533       1.02       1.59(g)        2.77           93
     11.34          2.1       4,233       1.13       1.13           2.82           80
     11.55          1.5       6,886       0.93       0.93           2.87           53
     11.78          8.6       8,529       0.88       0.88           4.14           88
     11.41          7.4       3,441       0.95       0.95           4.98          275

(h)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(i)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(j)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher. See
   Note 4.
(k)For the six months ended March 31, 2007 (Unaudited).
* The financial information prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:
                                                 -----------------------------------------

                                   Net asset
                                    value,          Net
                                   beginning     investment     Net realized    Total from
                                      of           income      and unrealized   investment
                                    period         (loss)       gain (loss)     operations
                                   ----------    ----------    --------------   ----------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  3/31/2007(i)                     $    16.67    $     0.32      $    (0.06)    $     0.26
  9/30/2006                             16.62          0.64            0.05           0.69
  9/30/2005                             16.58          0.60            0.04           0.64
  9/30/2004                             16.41          0.61            0.17           0.78
  9/30/2003(f)                          16.40          0.49            0.01           0.50
  12/31/2002                            15.82          0.67            0.59           1.26
  12/31/2001(d)                         16.06          0.75           (0.24)          0.51
   Class B
  3/31/2007(i)                          16.64          0.26           (0.07)          0.19
  9/30/2006                             16.58          0.51            0.06           0.57
  9/30/2005                             16.54          0.46            0.05           0.51
  9/30/2004                             16.37          0.49            0.18           0.67
  9/30/2003(f)                          16.36          0.41            0.01           0.42
  12/31/2002                            15.78          0.57            0.58           1.15
  12/31/2001(d)                         16.03          0.64           (0.24)          0.40
MUNICIPAL INCOME FUND
   Class A
  3/31/2007(i)                     $     7.55    $     0.14      $    (0.02)    $     0.12
  9/30/2006                              7.48          0.28            0.07           0.35
  9/30/2005                              7.47          0.28            0.01           0.29
  9/30/2004                              7.41          0.29            0.06           0.35
  9/30/2003(f)                           7.43          0.23           (0.02)          0.21
  12/31/2002                             7.25          0.34            0.18           0.52
  12/31/2001(d)                          7.39          0.36           (0.14)          0.22
   Class B
  3/31/2007(i)                           7.56          0.11           (0.02)          0.09
  9/30/2006                              7.49          0.23            0.07           0.30
  9/30/2005                              7.48          0.22            0.01           0.23
  9/30/2004                              7.41          0.24            0.07           0.31
  9/30/2003(f)                           7.44          0.19           (0.03)          0.16
  12/31/2002                             7.25          0.29            0.19           0.48
  12/31/2001(d)                          7.39          0.31           (0.14)          0.17

                                              Less distributions:
                                   -----------------------------------------


                                     Dividends    Distributions
                                        from        from net
                                   net investment   realized        Total
                                       income     capital gains distributions
                                   -------------- ------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  3/31/2007(i)                       $    (0.32)   $       --    $    (0.32)
  9/30/2006                               (0.64)           --         (0.64)
  9/30/2005                               (0.60)           --         (0.60)
  9/30/2004                               (0.61)           --         (0.61)
  9/30/2003(f)                            (0.49)           --         (0.49)
  12/31/2002                              (0.68)           --         (0.68)
  12/31/2001(d)                           (0.75)           --         (0.75)
   Class B
  3/31/2007(i)                            (0.26)           --         (0.26)
  9/30/2006                               (0.51)           --         (0.51)
  9/30/2005                               (0.47)           --         (0.47)
  9/30/2004                               (0.50)           --         (0.50)
  9/30/2003(f)                            (0.41)           --         (0.41)
  12/31/2002                              (0.57)           --         (0.57)
  12/31/2001(d)                           (0.65)           --         (0.65)
MUNICIPAL INCOME FUND
   Class A
  3/31/2007(i)                       $    (0.14)   $    (0.03)   $    (0.17)
  9/30/2006                               (0.28)           --         (0.28)
  9/30/2005                               (0.28)           --         (0.28)
  9/30/2004                               (0.29)           --         (0.29)
  9/30/2003(f)                            (0.23)           --         (0.23)
  12/31/2002                              (0.34)           --         (0.34)
  12/31/2001(d)                           (0.36)           --         (0.36)
   Class B
  3/31/2007(i)                            (0.11)        (0.03)        (0.14)
  9/30/2006                               (0.23)           --         (0.23)
  9/30/2005                               (0.22)           --         (0.22)
  9/30/2004                               (0.24)           --         (0.24)
  9/30/2003(f)                            (0.19)           --         (0.19)
  12/31/2002                              (0.29)           --         (0.29)
  12/31/2001(d)                           (0.31)           --         (0.31)


(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares.

                See accompanying notes to financial statements.

                                        Ratios to average net assets:
                                   ----------------------------------------

Net asset              Net assets,
 value,       Total      end of        Net        Gross      Net investment Portfolio
 end of      return      period     expenses    expenses     income (loss)  turnover
 period    (%) (a) (e)   (000's)   (%) (b) (g) (%) (b) (c)      (%) (b)     rate (%)
---------- ----------- ----------- ----------- -----------   -------------- ---------
$    16.61        1.6  $   69,576        0.95        1.12           3.88           12
     16.67        4.2      72,479        1.02        1.14(h)        3.86            8
     16.62        3.9      77,018        1.22        1.22           3.59            5
     16.58        4.9      81,427        1.33        1.33           3.74           21
     16.41        3.1      86,368        1.38        1.38           3.99            9
     16.40        8.1      92,053        1.34        1.34           4.19           33
     15.82        3.2      89,376        1.33        1.35           4.67           60
     16.57        1.1       1,963        1.70        1.87           3.13           12
     16.64        3.5       2,345        1.77        1.89(h)        3.10            8
     16.58        3.1       3,207        1.97        1.97           2.84            5
     16.54        4.2       4,435        2.00        2.00           3.08           21
     16.37        2.6       6,185        2.03        2.03           3.34            9
     16.36        7.4       6,742        1.99        1.99           3.54           33
     15.78        2.5       8,313        1.98        2.00           4.03           60
$     7.50        1.6  $   90,394        0.95        0.97           3.72            9
      7.55        4.8      93,448        0.97        0.99           3.83           14
      7.48        3.9     102,255        1.07        1.07           3.65           29
      7.47        4.9     111,801        1.11        1.11           4.00           35
      7.41        2.9     126,906        1.10        1.10           4.14           42
      7.43        7.3     133,005        1.06        1.06           4.67           33
      7.25        3.0     137,852        1.07        1.07           4.89           80
      7.51        1.3       4,700        1.70        1.72           2.97            9
      7.56        4.0       5,188        1.72        1.75           3.07           14
      7.49        3.1       7,610        1.82        1.82           2.90           29
      7.48        4.2       9,087        1.86        1.86           3.25           35
      7.41        2.2      10,884        1.85        1.85           3.39           42
      7.44        6.7      12,326        1.81        1.81           3.92           33
      7.25        2.2      14,549        1.82        1.82           4.14           80


(e)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)For the nine months ended September 30, 2003.
(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher. See
   Note 4.
(h)Includes expense recapture of 0.01%. See Note 4.
(i)For the six months ended March 31, 2007 (Unaudited).

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:           Less distributions:
                                  ----------------------------------------  ---------------------------------------

                       Net asset
                        value,       Net                                      Dividends
                       beginning  investment    Net realized   Total from        from
                          of        income     and unrealized  investment   net investment     Total     Redemption
                        period    (loss) (c)    gain (loss)    operations       income     distributions  fees (g)
                       ---------- ----------   --------------  ----------   -------------- ------------- ----------
STRATEGIC INCOME FUND*
   Class A
  3/31/2007(j)         $    14.60 $     0.39     $     0.32    $     0.71     $    (0.41)   $    (0.41)  $     0.00
  9/30/2006                 14.17       0.71           0.53          1.24          (0.81)        (0.81)        0.00
  9/30/2005                 13.57       0.66           0.70          1.36          (0.76)        (0.76)        0.00
  9/30/2004                 12.57       0.75           1.11          1.86          (0.86)        (0.86)        0.00
  9/30/2003(d)              10.72       0.57           1.93          2.50          (0.65)        (0.65)           _
  12/31/2002                 9.88       0.75           0.72          1.47          (0.63)        (0.63)           _
  12/31/2001(f)             10.80       0.91          (0.92)        (0.01)         (0.91)        (0.91)           _
   Class B
  3/31/2007(j)              14.66       0.34           0.31          0.65          (0.34)        (0.34)        0.00
  9/30/2006                 14.22       0.61           0.52          1.13          (0.69)        (0.69)        0.00
  9/30/2005                 13.60       0.56           0.71          1.27          (0.65)        (0.65)        0.00
  9/30/2004                 12.59       0.65           1.10          1.75          (0.74)        (0.74)        0.00
  9/30/2003(d)              10.71       0.51           1.92          2.43          (0.55)        (0.55)           _
  12/31/2002                 9.88       0.67           0.73          1.40          (0.57)        (0.57)           _
  12/31/2001(f)             10.79       0.83          (0.90)        (0.07)         (0.84)        (0.84)           _
   Class C
  3/31/2007(j)              14.65       0.34           0.32          0.66          (0.34)        (0.34)        0.00
  9/30/2006                 14.22       0.61           0.51          1.12          (0.69)        (0.69)        0.00
  9/30/2005                 13.60       0.55           0.72          1.27          (0.65)        (0.65)        0.00
  9/30/2004                 12.58       0.64           1.11          1.75          (0.73)        (0.73)        0.00
  9/30/2003(d)              10.70       0.50           1.93          2.43          (0.55)        (0.55)           _
  12/31/2002                 9.87       0.67           0.73          1.40          (0.57)        (0.57)           _
  12/31/2001(f)             10.78       0.83          (0.91)        (0.08)         (0.83)        (0.83)           _
   Class Y
  3/31/2007(j)              14.59       0.41           0.33          0.74          (0.43)        (0.43)        0.00
  9/30/2006                 14.17       0.76           0.51          1.27          (0.85)        (0.85)        0.00
  9/30/2005                 13.57       0.70           0.70          1.40          (0.80)        (0.80)        0.00
  9/30/2004                 12.58       0.78           1.11          1.89          (0.90)        (0.90)        0.00
  9/30/2003(d)              10.74       0.60           1.93          2.53          (0.69)        (0.69)           _
  12/31/2002                 9.90       0.80           0.71          1.51          (0.67)        (0.67)           _
  12/31/2001(f)             10.81       0.94          (0.92)         0.02          (0.93)        (0.93)           _

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C.

                See accompanying notes to financial statements.

                                      Ratios to average net assets:
                                  --------------------------------------

Net asset             Net assets,
 value,      Total      end of        Net        Gross    Net investment Portfolio
 end of     return      period     expenses    expenses   income (loss)  turnover
 period   (%) (a) (e)   (000's)   (%) (b) (i) (%) (b) (h)    (%) (b)     rate (%)
--------- ----------- ----------- ----------- ----------- -------------- ---------
 $14.90       4.9     $4,445,654     0.97        0.97          5.30         12
  14.60       9.0      2,782,887     1.05        1.05          5.01         21
  14.17      10.2        977,198     1.18        1.18          4.71         14
  13.57      15.2        343,586     1.23        1.23          5.66         28
  12.57      23.7        140,576     1.28        1.31          6.49         27
  10.72      15.5         92,303     1.33        1.33          7.38         30
   9.88      (0.1)        94,156     1.31        1.31          8.77         10
  14.97       4.5        216,310     1.72        1.72          4.54         12
  14.66       8.2        179,927     1.79        1.79          4.26         21
  14.22       9.5        144,081     1.93        1.93          3.98         14
  13.60      14.3        128,714     1.98        1.98          4.91         28
  12.59      23.0        118,217     2.03        2.06          5.73         27
  10.71      14.6         98,501     2.08        2.08          6.63         30
   9.88      (0.8)       102,159     2.06        2.06          8.02         10
  14.97       4.6      2,976,547     1.72        1.72          4.52         12
  14.65       8.1      1,812,278     1.79        1.79          4.24         21
  14.22       9.5        765,200     1.93        1.93          3.93         14
  13.60      14.3        255,705     1.98        1.98          4.87         28
  12.58      23.0         66,394     2.03        2.06          5.73         27
  10.70      14.7         27,727     2.08        2.08          6.63         30
   9.87      (0.8)        28,925     2.06        2.06          8.02         10
  14.90       5.1        458,267     0.71        0.71          5.57         12
  14.59       9.3        271,065     0.78        0.78          5.30         21
  14.17      10.5         50,369     0.91        0.91          4.98         14
  13.57      15.5         10,833     1.00        1.08          5.93         28
  12.58      24.0          2,193     0.97        0.97          6.83         27
  10.74      15.9          1,039     0.94        0.94          7.77         30
   9.90       0.3            445     0.93        0.93          9.10         10


(g)Amount rounds to less than $0.01, if applicable.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher. See
   Note 4.
(j)For the six months ended March 31, 2007 (unaudited).
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1. Organization. IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund's prospectus. Prior to March 16, 2007 the minimum initial investment for Class Y was $1,000,000.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

March 31, 2007 (Unaudited)


Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each Class based on the relative value of settled shares of each Class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities, premium amortization and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, post-October capital loss deferrals and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

March 31, 2007 (Unaudited)


The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2006 was as follows:

                                             2006 Distributions Paid From:
  -                                          -----------------------------
                                                        Exempt
                                            Ordinary   Interest
  Fund                                       Income    Dividends     Total
  ----                                       ------    ---------     -----
  Core Plus Bond Fund                     $ 11,734,713 $       -- $ 11,734,713
  High Income Fund                           2,585,838         --    2,585,838
  Limited Term Government and Agency Fund    5,637,489         --    5,637,489
  Massachusetts Tax Free Income Fund            19,311  2,905,815    2,925,126
  Municipal Income Fund                         52,251  3,794,093    3,846,344
  Strategic Income Fund                    163,441,295         --  163,441,295

As of September 30, 2006, capital loss carryforwards and post - October losses were as follows:

                                                                       Limited Term
                                                                        Government   Massachusetts Municipal   Strategic
                                             Core Plus    High Income   and Agency     Tax Free     Income      Income
                                             Bond Fund       Fund          Fund       Income Fund    Fund        Fund
-                                          ------------  ------------  ------------  ------------- --------- ------------
Capital loss carryforward:
Expires September 30, 2007                 $         --  $         --  $ (9,755,614)  $  (804,173)    $--    $         --
Expires September 30, 2008                           --   (12,726,943)   (4,165,768)     (116,500)     --              --
Expires September 30, 2009                           --   (43,374,721)   (4,128,091)           --      --      (7,292,580)
Expires September 30, 2010                  (20,960,955)  (26,826,634)     (663,109)   (1,003,440)     --     (21,770,312)
Expires September 30, 2011                           --            --      (425,323)           --      --      (7,096,274)
Expires September 30, 2012                           --            --      (193,904)           --      --              --
Expires September 30, 2013                           --            --            --      (154,156)     --              --
Expires September 30, 2014                     (181,728)           --    (2,770,324)           --      --              --
                                           ------------  ------------  ------------   -----------     ---    ------------
Total Capital loss carryforward             (21,142,683)  (82,928,298)  (22,102,133)   (2,078,269)     --     (36,159,166)
Deferred net capital losses (post-October)   (1,656,378)           --    (4,268,354)           --      --              --

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

March 31, 2007 (Unaudited)


g. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2007 were as follows:

                                             Market Value of    Value of
                                              Securities on    Collateral
     Fund                                         Loan          Received
     ----                                         ----          --------
     Core Plus Bond Fund                     $   53,957,797  $   55,198,804
     High Income Fund                             6,277,989       6,398,145
     Limited Term Government and Agency Fund     28,399,989      28,938,786
     Massachusetts Tax Free Income Fund                  --              --
     Municipal Income Fund                               --              --
     Strategic Income Fund                    1,708,578,357   1,742,998,995

h. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

i. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncements. Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Accordingly, Management is continuing to evaluate the impact the adoption of FIN 48 may have on the Funds' net assets and results of operations. In compliance with the recently issued SEC guidance the impact, if any, will be reflected in the Funds' semiannual financial statements as of March 31, 2008.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the six months ended March 31, 2007, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                        U.S. Government and Agency Securities      Other Securities
-                                       -------------------------------------      ----------------
Fund                                     Purchases            Sales             Purchases       Sales
----                                     ---------            -----             ---------       -----
Core Plus Bond Fund                     $ 34,506,630       $ 12,383,873       $   35,703,364 $ 56,826,159
High Income Fund                             604,789            782,884            6,632,935    8,295,098
Limited Term Government and Agency Fund   35,951,589         41,201,089            2,869,054    3,898,154
Massachusetts Tax Free Income Fund                --                 --            8,898,505   11,233,625
Municipal Income Fund                             --                 --            8,166,727   11,992,380
Strategic Income Fund                    874,120,539        289,621,748        2,709,069,150  434,241,364

March 31, 2007 (Unaudited)


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
-                                       -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                                   Percentage of
                                                      Average
                                                 Daily Net Assets
          -                                  -------------------------
                                                First         Over
          Fund                               $100 million $100 million
          ----                               ------------ ------------
          Core Plus Bond Fund                  0.2500%      0.1875%
          Massachusetts Tax Free Income Fund   0.3000%      0.2500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the period from February 1, 2007 to March 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                            Expense Limit as a Percentage of
                                               Average Daily Net Assets
    -                                       -------------------------------
    Fund                                    Class A  Class B Class C Class Y
    ----                                    -------  ------- ------- -------
    Core Plus Bond Fund                      1.05%    1.80%   1.80%   0.80%
    High Income Fund                         1.15%    1.90%   1.90%      --
    Limited Term Government and Agency Fund  1.00%    1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%    1.70%      --      --
    Municipal Income Fund                    0.95%    1.70%      --      --
    Strategic Income Fund                    1.25%    2.00%   2.00%   1.00%

Prior to February 1, 2007, the expense limits as a percentage of average daily net assets were as follows:

                                            Expense Limit as a Percentage of
                                               Average Daily Net Assets
    -                                       -------------------------------
    Fund                                    Class A  Class B Class C Class Y
    ----                                    -------  ------- ------- -------
    Core Plus Bond Fund                      1.05%    1.80%   1.80%   0.80%
    High Income Fund                         1.25%    2.00%   2.00%      --
    Limited Term Government and Agency Fund  1.00%    1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%    1.70%      --      --
    Municipal Income Fund                    0.95%    1.70%      --      --
    Strategic Income Fund                    1.25%    2.00%   2.00%   1.00%

March 31, 2007 (Unaudited)


Loomis Sayles and IXIS Advisors have agreed to equally bear the fee waivers and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the six months ended March 31, 2007, the management fees and waivers of management fees for each Fund were as follows:

                                                                           Percentage of
                                                                              Average
                                          Gross     Waiver of     Net      Daily Net Assets
                                        Management  Management Management  ----------------
Fund                                       Fee         Fee        Fee      Gross     Net
----                                    ----------- ---------- ----------- -----     ---
Core Plus Bond Fund                     $   236,973  $    --   $   236,973 0.216%   0.216%
High Income Fund                            124,538       --       124,538 0.600%   0.600%
Limited Term Government and Agency Fund     317,466       --       317,466 0.500%   0.500%
Massachusetts Tax Free Fund                 108,793   18,220        90,573 0.300%   0.250%
Municipal Income Fund                       241,772       --       241,772 0.500%   0.500%
Strategic Income Fund                    18,485,826       --    18,485,826 0.567%   0.567%

For the six months ended March 31, 2007, the advisory administration fees and waivers for each Fund were as follows:

                                                                                Percentage of
                                       Gross        Waiver of         Net          Average
                                      Advisory       Advisory       Advisory    Daily Net Assets
                                   Administration Administration Administration ---------------
Fund                                    Fee            Fee            Fee       Gross     Net
----                               -------------- -------------- -------------- -----     ---
Core Plus Bond Fund                   $236,974       $    --        $236,974    0.216%   0.216%
Massachusetts Tax Free Income Fund     108,792        18,220          90,572    0.300%   0.250%

For the six months ended March 31, 2007, in addition to the waiver of management fees and/or advisory administration fees, expenses have been reimbursed as follows:

             Fund                                    Reimbursement
             ----                                    -------------
             Core Plus Bond Fund                        $43,578
             High Income Fund                            31,206
             Limited Term Government and Agency Fund     52,930
             Massachusetts Tax Free Income Fund          26,080
             Municipal Income Fund                       11,868

Loomis Sayles and IXIS Advisors shall be permitted to recover management fees/advisory administration fees waived and/or expenses borne under the expense limitation agreements on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2007 were as follows:

                                        Expenses Subject to Possible Reimbursement
                                               until September 30, 2007
-                                       ---------------------------------------
Fund                                    Class A    Class B Class C Class Y  Total
----                                    -------    ------- ------- -------  -----
Core Plus Bond Fund                     $31,145    $40,795 $1,089    $--   $73,029
High Income Fund                         42,950     15,738  5,404     --    64,092
Limited Term Government and Agency Fund  61,913      6,019  2,350     --    70,282
Massachusetts Tax Free Income Fund       88,881      3,276     --     --    92,157
Municipal Income Fund                    18,551      1,493     --     --    20,044

                                        Expenses Subject to Possible Reimbursement
                                               until September 30, 2008
                                        ---------------------------------------
Fund                                    Class A    Class B Class C Class Y  Total
----                                    -------    ------- ------- -------  -----
Core Plus Bond Fund                     $19,860    $22,155 $1,563    $--   $43,578
High Income Fund                         23,148      4,967  3,091     --    31,206
Limited Term Government and Agency Fund  47,256      3,784  1,890     --    52,930
Massachusetts Tax Free Income Fund       60,692      1,828     --     --    62,520
Municipal Income Fund                    11,265        603     --     --    11,868

March 31, 2007 (Unaudited)


Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds. Loomis Sayles and IXIS Advisors are both limited partnerships whose sole general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly, IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Advisors provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2007, amounts paid to IXIS Advisors for administrative fees were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                         ----
             Core Plus Bond Fund                       $   62,090
             High Income Fund                              11,885
             Limited Term Government and Agency Fund       35,458
             Massachusetts Tax Free Income Fund            20,656
             Municipal Income Fund                         27,338
             Strategic Income Fund                      1,957,264

c. Service and Distribution Fees. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2007, the Funds paid the following service and distribution fees:

                                                 Service Fee            Distribution Fee
-                                       ------------------------------ -------------------
Fund                                     Class A   Class B   Class C   Class B   Class C
----                                     -------   -------   -------   -------   -------
Core Plus Bond Fund                     $  116,084 $132,468 $    9,580 $397,408 $   28,741
High Income Fund                            38,300    8,513      5,077   25,541     15,232
Limited Term Government and Agency Fund    138,196   11,176      5,513   33,529     16,539
Massachusetts Tax Free Income Fund          87,994    2,666         --    7,999         --
Municipal Income Fund                      114,640    6,245         --   18,739         --
Strategic Income Fund                    4,466,518  247,238  2,988,114  741,715  8,964,346

March 31, 2007 (Unaudited)


d. Commissions. The Funds have been informed that commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the six months ended March 31, 2007 were as follows:

               Fund                                    Commission
               ----                                    ----------
               Core Plus Bond Fund                     $   44,311
               High Income Fund                            43,345
               Limited Term Government and Agency Fund     39,155
               Massachusetts Tax Free Income Fund          10,109
               Municipal Income Fund                       13,245
               Strategic Income Fund                    6,790,046

e. Trustee Fees and Expenses. Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2007, the Funds had no borrowings under this agreement.

6. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations.

March 31, 2007 (Unaudited)


7. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                           Six Months Ended
                                                                            March 31, 2007
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,118,665  $      12,666,839
   Issued in connection with the reinvestment of distributions            152,668          1,731,982
                                                                 ----------------  -----------------
                                                                        1,271,333         14,398,821
   Redeemed                                                              (971,720)       (11,002,059)
                                                                 ----------------  -----------------
   Net Change                                                             299,613  $       3,396,762
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       1,144,948  $      12,961,741
   Issued in connection with the reinvestment of distributions             38,550            437,606
                                                                 ----------------  -----------------
                                                                        1,183,498         13,399,347
   Redeemed                                                            (2,009,099)       (22,737,373)
                                                                 ----------------  -----------------
   Net Change                                                            (825,601) $      (9,338,026)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         241,950  $       2,744,066
   Issued in connection with the reinvestment of distributions              4,904             55,700
                                                                 ----------------  -----------------
                                                                          246,854          2,799,766
   Redeemed                                                               (69,084)          (780,681)
                                                                 ----------------  -----------------
   Net Change                                                             177,770  $       2,019,085
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         331,307  $       3,764,438
   Issued in connection with the reinvestment of distributions             17,309            197,234
                                                                 ----------------  -----------------
                                                                          348,616          3,961,672
   Redeemed                                                              (135,578)        (1,538,517)
                                                                 ----------------  -----------------
   Net Change                                                             213,038  $       2,423,155
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (135,180) $      (1,499,024)
                                                                 ================  =================

                                                                           Six Months Ended
                                                                            March 31, 2007
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                         961,861  $       5,027,169
   Issued in connection with the reinvestment of distributions            149,133            781,972
                                                                 ----------------  -----------------
                                                                        1,110,994          5,809,141
   Redeemed                                                              (781,096)        (4,085,451)
                                                                 ----------------  -----------------
   Net Change                                                             329,898  $       1,723,690
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                          87,747  $         458,795
   Issued in connection with the reinvestment of distributions             23,131            121,457
                                                                 ----------------  -----------------
                                                                          110,878            580,252
   Redeemed                                                              (355,784)        (1,860,654)
                                                                 ----------------  -----------------
   Net Change                                                            (244,906) $      (1,280,402)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         242,883  $       1,272,735
   Issued in connection with the reinvestment of distributions             14,638             76,873
                                                                 ----------------  -----------------
                                                                          257,521          1,349,608
   Redeemed                                                               (57,026)          (299,113)
                                                                 ----------------  -----------------
   Net Change                                                             200,495  $       1,050,495
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    285,487  $       1,493,783
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,382,171  $      15,380,850
   Issued in connection with the reinvestment of distributions            372,669          4,153,500
                                                                 ----------------  -----------------
                                                                        1,754,840         19,534,350
   Redeemed                                                            (2,825,473)       (31,498,913)
                                                                 ----------------  -----------------
   Net Change                                                          (1,070,633) $     (11,964,563)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       2,443,291  $      27,246,501
   Issued in connection with the reinvestment of distributions            124,023          1,383,392
                                                                 ----------------  -----------------
                                                                        2,567,314         28,629,893
   Redeemed                                                            (4,382,113)       (48,867,417)
                                                                 ----------------  -----------------
   Net Change                                                          (1,814,799) $     (20,237,524)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         217,848  $       2,421,818
   Issued in connection with the reinvestment of distributions             13,202            147,350
                                                                 ----------------  -----------------
                                                                          231,050          2,569,168
   Redeemed                                                              (141,074)        (1,577,745)
                                                                 ----------------  -----------------
   Net Change                                                              89,976  $         991,423
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         531,672  $       5,901,516
   Issued in connection with the reinvestment of distributions             36,711            411,038
                                                                 ----------------  -----------------
                                                                          568,383          6,312,554
   Redeemed                                                              (296,854)        (3,319,094)
                                                                 ----------------  -----------------
   Net Change                                                             271,529  $       2,993,460
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,523,927) $     (28,217,204)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,613,908  $       8,110,484
   Issued in connection with the reinvestment of distributions            225,645          1,132,995
                                                                 ----------------  -----------------
                                                                        1,839,553          9,243,479
   Redeemed                                                            (1,315,469)        (6,579,692)
                                                                 ----------------  -----------------
   Net Change                                                             524,084  $       2,663,787
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                         139,925  $         704,223
   Issued in connection with the reinvestment of distributions             49,894            250,269
                                                                 ----------------  -----------------
                                                                          189,819            954,492
   Redeemed                                                            (1,175,776)        (5,886,573)
                                                                 ----------------  -----------------
   Net Change                                                            (985,957) $      (4,932,081)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         245,364  $       1,234,623
   Issued in connection with the reinvestment of distributions             16,606             83,348
                                                                 ----------------  -----------------
                                                                          261,970          1,317,971
   Redeemed                                                              (296,889)        (1,478,155)
                                                                 ----------------  -----------------
   Net Change                                                             (34,919) $        (160,184)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (496,792) $      (2,428,478)
                                                                 ================  =================

March 31, 2007 (Unaudited)


                                           Six Months Ended                        Year Ended
                                            March 31, 2007                     September 30, 2006
                                 -----------------------------------  -----------------------------------
Limited Term Government and
Agency Fund                           Shares             Amount            Shares             Amount
------------------------------   ----------------  -----------------  ----------------  -----------------
Class A:
   Issued from the sale of
    shares                                497,060  $       5,476,695           555,196  $       6,089,078
   Issued in connection with
    the reinvestment of
    distributions                         148,373          1,634,180           317,378          3,476,250
                                 ----------------  -----------------  ----------------  -----------------
                                          645,433          7,110,875           872,574          9,565,328
   Redeemed                            (1,109,544)       (12,216,793)       (3,237,220)       (35,466,514)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                            (464,111) $      (5,105,918)       (2,364,646) $      25,901,186)
                                 ----------------  -----------------  ----------------  -----------------
Class B:
   Issued from the sale of
    shares                                 31,349  $         344,511            74,303  $         814,813
   Issued in connection with
    the reinvestment of
    distributions                          12,094            133,292            29,021            317,417
                                 ----------------  -----------------  ----------------  -----------------
                                           43,443            477,803           103,324          1,132,230
   Redeemed                              (216,585)        (2,380,349)         (562,347)        (6,150,376)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                            (173,142) $      (1,902,546)         (459,023) $      (5,018,146)
                                 ----------------  -----------------  ----------------  -----------------
Class C:
   Issued from the sale of
    shares                                 77,995  $         858,709            63,287  $         692,417
   Issued in connection with
    the reinvestment of
    distributions                           4,577             50,411             8,700             95,297
                                 ----------------  -----------------  ----------------  -----------------
                                           82,572            909,120            71,987            787,714
   Redeemed                               (66,397)          (730,598)         (202,763)        (2,222,285)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                              16,175  $         178,522          (130,776) $      (1,434,571)
                                 ----------------  -----------------  ----------------  -----------------
Class Y:
   Issued from the sale of
    shares                                130,977  $       1,445,641            16,475  $         181,528
   Issued in connection with
    the reinvestment of
    distributions                           5,592             61,784             9,128            100,325
                                 ----------------  -----------------  ----------------  -----------------
                                          136,569          1,507,425            25,603            281,853
   Redeemed                                (1,563)           (17,240)          (30,025)          (330,286)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                             135,006  $       1,490,185            (4,422) $         (48,433)
                                 ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from
    capital share transactions           (486,072) $      (5,339,757)       (2,958,867) $     (32,402,336)
                                 ================  =================  ================  =================

On March 31, 2007, one shareholder of the Limited Term Government and Agency Fund owned 7.76% of the Fund's total shares outstanding.

                                           Six Months Ended                        Year Ended
                                            March 31, 2007                     September 30, 2006
                                 -----------------------------------  -----------------------------------
Massachusetts Tax Free Income
Fund                                  Shares             Amount            Shares             Amount
------------------------------   ----------------  -----------------  ----------------  -----------------
Class A:
   Issued from the sale of
    shares                                 39,863  $         664,792           116,584  $       1,927,090
   Issued in connection with
    the reinvestment of
    distributions                          61,924          1,033,446           128,646          2,122,198
                                 ----------------  -----------------  ----------------  -----------------
                                          101,787          1,698,238           245,230          4,049,288
   Redeemed                              (259,329)        (4,322,082)         (533,421)        (8,795,072)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                            (157,542) $      (2,623,844)         (288,191) $      (4,745,784)
                                 ----------------  -----------------  ----------------  -----------------
Class B:
   Issued from the sale of
    shares                                  1,737  $          28,898             3,138  $          51,637
   Issued in connection with
    the reinvestment of
    distributions                           1,444             24,047             3,663             60,307
                                 ----------------  -----------------  ----------------  -----------------
                                            3,181             52,945             6,801            111,944
   Redeemed                               (25,653)          (427,617)          (59,258)          (974,232)
                                 ----------------  -----------------  ----------------  -----------------
   Net Change                             (22,472) $        (374,672)          (52,457) $        (862,288)
                                 ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from
    capital share transactions           (180,014) $      (2,998,516)         (340,648) $      (5,608,072)
                                 ================  =================  ================  =================

March 31, 2007 (Unaudited)

                                                                           Six Months Ended
                                                                            March 31, 2007
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         204,175    $       1,541,640
   Issued in connection with the reinvestment of distributions            200,000            1,510,742
                                                                 ----------------    -----------------
                                                                          404,175            3,052,382
   Redeemed                                                              (733,469)          (5,527,609)
                                                                 ----------------    -----------------
   Net Change                                                            (329,294)   $      (2,475,227)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                          14,650    $         110,871
   Issued in connection with the reinvestment of distributions              7,931               60,002
                                                                 ----------------    -----------------
                                                                           22,581              170,873
   Redeemed                                                               (83,167)            (628,457)
                                                                 ----------------    -----------------
   Net Change                                                             (60,586)   $        (457,584)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                   (389,880)   $      (2,932,811)
                                                                 ================    =================

                                                                           Six Months Ended
                                                                            March 31, 2007
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                     120,795,402    $   1,794,110,302
   Issued in connection with the reinvestment of distributions          4,581,344           68,217,440
                                                                 ----------------    -----------------
                                                                      125,376,746        1,862,327,742
   Redeemed                                                           (17,757,656)        (263,817,356)
                                                                 ----------------    -----------------
   Net Change                                                         107,619,090    $   1,598,510,386
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                       3,184,716    $      47,493,752
   Issued in connection with the reinvestment of distributions            140,784            2,104,846
                                                                 ----------------    -----------------
                                                                        3,325,500           49,598,598
   Redeemed                                                            (1,154,810)         (17,206,663)
                                                                 ----------------    -----------------
   Net Change                                                           2,170,690    $      32,391,935
                                                                 ----------------    -----------------
Class C:
   Issued from the sale of shares                                      80,969,959    $   1,206,975,597
   Issued in connection with the reinvestment of distributions          1,211,846           18,118,364
                                                                 ----------------    -----------------
                                                                       82,181,805        1,225,093,961
   Redeemed                                                            (7,011,867)        (104,691,092)
                                                                 ----------------    -----------------
   Net Change                                                          75,169,938    $   1,120,402,869
                                                                 ----------------    -----------------
Class Y:
   Issued from the sale of shares                                      14,450,901    $     214,553,654
   Issued in connection with the reinvestment of distributions            132,523            1,972,361
                                                                 ----------------    -----------------
                                                                       14,583,424          216,526,015
   Redeemed                                                            (2,398,377)         (35,616,894)
                                                                 ----------------    -----------------
   Net Change                                                          12,185,047    $     180,909,121
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                197,144,765    $   2,932,214,311
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         462,407    $       3,433,795
   Issued in connection with the reinvestment of distributions            334,961            2,490,096
                                                                 ----------------    -----------------
                                                                          797,368            5,923,891
   Redeemed                                                            (2,091,235)         (15,530,757)
                                                                 ----------------    -----------------
   Net Change                                                          (1,293,867)   $      (9,606,866)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                          53,879    $         401,621
   Issued in connection with the reinvestment of distributions             15,598              116,046
                                                                 ----------------    -----------------
                                                                           69,477              517,667
   Redeemed                                                              (399,386)          (2,971,013)
                                                                 ----------------    -----------------
   Net Change                                                            (329,909)   $      (2,453,346)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                 (1,623,776)   $     (12,060,212)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                     138,264,882    $   1,969,973,470
   Issued in connection with the reinvestment of distributions          4,434,461           63,237,389
                                                                 ----------------    -----------------
                                                                      142,699,343        2,033,210,859
   Redeemed                                                           (20,978,934)        (298,257,925)
                                                                 ----------------    -----------------
   Net Change                                                         121,720,409    $   1,734,952,934
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                       4,378,474    $      62,611,798
   Issued in connection with the reinvestment of distributions            254,799            3,636,750
                                                                 ----------------    -----------------
                                                                        4,633,273           66,248,548
   Redeemed                                                            (2,489,164)         (35,488,933)
                                                                 ----------------    -----------------
   Net Change                                                           2,144,109    $      30,759,615
                                                                 ----------------    -----------------
Class C:
   Issued from the sale of shares                                      76,685,324    $   1,097,132,921
   Issued in connection with the reinvestment of distributions          1,024,379           14,656,353
                                                                 ----------------    -----------------
                                                                       77,709,703        1,111,789,274
   Redeemed                                                            (7,823,598)        (111,619,466)
                                                                 ----------------    -----------------
   Net Change                                                          69,886,105    $   1,000,169,808
                                                                 ----------------    -----------------
Class Y:
   Issued from the sale of shares                                      16,186,079    $     231,166,734
   Issued in connection with the reinvestment of distributions             92,338            1,318,567
                                                                 ----------------    -----------------
                                                                       16,278,417          232,485,301
   Redeemed                                                            (1,256,435)         (17,863,735)
                                                                 ----------------    -----------------
   Net Change                                                          15,021,982    $     214,621,566
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                208,772,605    $   2,980,503,923
                                                                 ================    =================

                       [LOGO] IXIS | ADVISOR FUNDS

  Equity Funds
  Semiannual Report
  March 31, 2007
[LOGO]


Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 10

Financial Statements....Page 20

                       LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE




Objective:
Seeks high total return through a combination of capital appreciation and current income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1996

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Dan Fuss, CFA, CIC
Warren Koontz, CFA, CIC
David Rolley, CFA
Loomis, Sayles &   Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGMAX
                                 Class C LGMCX
                                 Class Y LSWWX

--------------------------------------------------------------------------------
What You Should Know:
Foreign and emerging market securities involve risks not associated with domestic securities, including fluctuations in currencies, differing political and economic conditions and accounting standards. Value stocks may fall out of favor and underperform the overall market during any given period. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Fixed-income securities are subject to credit risk and interest-rate risk; their value generally rises when prevailing interest rates fall and declines when rates rise. Lower-rated bonds may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Both the equity and bond portfolios that are part of Loomis Sayles Global Markets Fund performed well for the six months ended March 31, 2007. Their combined total return was 11.51% based on the net asset value of Class A shares and $0.25 in reinvested dividends. For the period, the fund's primary benchmark, the MSCI World Index (common stocks from developed countries around the world) returned 11.30%, while its secondary benchmark, Citigroup World Government Bond Index (government bonds issued in the United States and other developed countries) returned 2.98%. The average return on Morningstar's World Allocation category (primarily global equity funds) was 8.63% for the period.

ECONOMIES AROUND THE WORLD APPEAR HEALTHY
Relatively stable interest rates and healthy economic growth worldwide pushed the capital markets up during the six months ended March 31, 2007. In the equity portfolio, good stock selection in commercial services and the aerospace and defense industries contributed to performance. The best performer was Precision Castparts Corp., a rapidly expanding U.S. industrial company with strong sales growth in metal components, chiefly from its aerospace division.

On the fixed-income side, some of the smaller currency markets and below-investment-grade issues influenced performance. Our approach is to focus on individual securities rather than rely on broad sector analysis. Our top performers included two U.S. bonds and one issued by a Brazilian food company. The strongest currencies included Brazil, Columbia and Iceland. Brazil and Colombia were also the best performing countries, along with Uruguay.

DETRACTORS INCLUDED SOME STOCKS, CURRENCIES AND INDIVIDUAL BONDS
On the equity side, negatives included Medco Health Solutions, a top U.S. pharmacy benefit manager, and High Tech Computer Co., the world's largest maker of handsets that use Microsoft Windows operating systems. Shares of Medco declined in response to several issues squeezing profit potential in that industry. High Tech Computer fell sharply after Texas Instruments reported that demand for expensive cell phones was decelerating. We sold both positions.

Underperforming currencies, including the Korean won and the Japanese yen, and two issues denominated in Canadian dollars, were negatives for the bond portfolio. Currency losses impacted Canadian bonds, and one U.S. credit company was a drag on performance.

PORTFOLIO EMPHASIZES EQUITIES, FOCUSES ON INDIVIDUAL STOCKS
Equity securities continue to dominate this fund, with weightings in the 60% to 70% range. Rather than focus on one or two countries, we strive for global diversity and focus on our best value and growth ideas. Individual stock selection rather than industry allocation is key.

On the bond side, our duration strategy is to focus on longer-term U.S. bonds, with a neutral duration strategy in Europe. (Duration is a measure of a bond portfolio's sensitivity to changes in interest rates. A longer duration is more bullish; a shorter one is defensive.) We continue to maintain a credit "barbell," balancing high-quality, lower-yielding securities that tend to be more stable in price, with lower-quality, higher-yielding securities for income. As a result, we have significant holdings in the Japanese yen and the Icelandic krona, which appear undervalued. We reduced defensive positions in Mexico and South Africa during the period, and added bonds denominated in the Uruguan peso. We also sold some Australian and New Zealand bonds where we see rising inflation risks. We like the Asia ex-Japan markets, but we sold Thai bonds, as an increasingly unpopular government contributed to a slump in local confidence, eroding the Thai baht.

OVERALL ECONOMIC OUTLOOK IS POSITIVE FOR THE LONGER TERM
Media attention in the United States is likely to remain on oil prices, the housing market and consumer spending, but we believe the most significant market driver is likely to be earnings growth. In Europe, we see a strong potential for another interest rate hike, but in Japan we look for flat interest-rate policies unless inflation regains momentum.

                       LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1,5/

                March 31, 1997 through March 31, 2007

                                     [CHART]

                 Net         Maximum
                Asset         Sales        MSCI World       Citigroup
                Value/2/     Charge/3/        Index        WGBI Index
               ---------    ----------     ----------      -----------
 3/31/1997      $10,000       $ 9,425      $10,000          $10,000
 4/30/1997       10,093         9,513       10,329            9,912
 5/31/1997       10,381         9,784       10,968           10,182
 6/30/1997       10,501         9,897       11,517           10,303
 7/31/1997       11,065        10,429       12,049           10,223
 8/31/1997       10,794        10,173       11,245           10,217
 9/30/1997       11,225        10,579       11,857           10,434
10/31/1997       10,569         9,961       11,235           10,651
11/30/1997       10,579         9,970       11,436           10,487
12/31/1997       10,333         9,739       11,577           10,456
 1/31/1998       10,643        10,031       11,901           10,557
 2/28/1998       11,284        10,635       12,708           10,643
 3/31/1998       11,388        10,733       13,247           10,538
 4/30/1998       11,243        10,597       13,378           10,706
 5/31/1998       10,757        10,139       13,213           10,731
 6/30/1998       10,302         9,710       13,528           10,747
 7/31/1998       10,302         9,710       13,508           10,762
 8/31/1998        9,207         8,678       11,709           11,055
 9/30/1998        9,187         8,659       11,918           11,642
10/31/1998        9,848         9,282       12,997           11,987
11/30/1998       10,427         9,828       13,772           11,818
12/31/1998       10,607         9,997       14,447           12,056
 1/31/1999       10,753        10,135       14,766           11,945
 2/28/1999       10,550         9,943       14,375           11,561
 3/31/1999       10,877        10,252       14,976           11,591
 4/30/1999       11,328        10,677       15,568           11,586
 5/31/1999       11,385        10,730       15,001           11,391
 6/30/1999       11,645        10,975       15,703           11,191
 7/31/1999       11,859        11,177       15,658           11,465
 8/31/1999       11,814        11,135       15,633           11,519
 9/30/1999       11,724        11,050       15,483           11,698
10/31/1999       12,175        11,475       16,290           11,693
11/30/1999       14,074        13,264       16,750           11,570
12/31/1999       16,995        16,018       18,108           11,542
 1/31/2000       16,411        15,467       17,073           11,296
 2/29/2000       18,751        17,673       17,122           11,215
 3/31/2000       18,458        17,397       18,307           11,562
 4/30/2000       17,617        16,604       17,535           11,184
 5/31/2000       17,166        16,179       17,093           11,271
 6/30/2000       17,727        16,708       17,671           11,545
 7/31/2000       17,142        16,156       17,176           11,349
 8/31/2000       17,617        16,604       17,737           11,264
 9/30/2000       17,129        16,144       16,796           11,242
10/31/2000       16,312        15,374       16,517           11,099
11/30/2000       15,494        14,604       15,516           11,319
12/31/2000       16,196        15,265       15,769           11,725
 1/31/2001       16,332        15,393       16,075           11,710
 2/28/2001       15,908        14,993       14,719           11,706
 3/31/2001       15,179        14,306       13,755           11,368
 4/30/2001       15,434        14,547       14,775           11,328
 5/31/2001       15,655        14,755       14,591           11,293
 6/30/2001       15,536        14,643       14,136           11,190
 7/31/2001       15,367        14,483       13,950           11,472
 8/31/2001       15,282        14,403       13,283           11,904
 9/30/2001       14,570        13,732       12,114           11,991
10/31/2001       14,858        14,004       12,348           12,086
11/30/2001       15,096        14,228       13,080           11,916
12/31/2001       15,152        14,281       13,164           11,609
 1/31/2002       14,929        14,071       12,766           11,394
 2/28/2002       14,947        14,088       12,658           11,453
 3/31/2002       15,225        14,350       13,246           11,422
 4/30/2002       15,300        14,420       12,776           11,831
 5/31/2002       15,558        14,664       12,806           12,165
 6/30/2002       15,207        14,332       12,031           12,753
 7/31/2002       14,484        13,652       11,019           12,878
 8/31/2002       14,651        13,809       11,042           13,103
 9/30/2002       14,058        13,249        9,830           13,246
10/31/2002       14,409        13,581       10,557           13,192
11/30/2002       15,001        14,139       11,129           13,208
12/31/2002       15,072        14,205       10,591           13,872
 1/31/2003       15,206        14,332       10,271           14,062
 2/28/2003       15,360        14,476       10,096           14,259
 3/31/2003       15,378        14,494       10,068           14,303
 4/30/2003       16,164        15,234       10,967           14,475
 5/31/2003       17,006        16,028       11,599           15,102
 6/30/2003       17,140        16,155       11,804           14,858
 7/31/2003       16,911        15,938       12,046           14,417
 8/31/2003       17,256        16,263       12,309           14,339
 9/30/2003       17,946        16,914       12,387           15,151
10/31/2003       18,617        17,546       13,125           15,075
11/30/2003       18,790        17,710       13,328           15,330
12/31/2003       19,716        18,583       14,167           15,941
 1/31/2004       20,014        18,863       14,398           15,983
 2/29/2004       20,252        19,088       14,644           16,008
 3/31/2004       20,451        19,275       14,553           16,238
 4/30/2004       19,678        18,546       14,263           15,542
 5/31/2004       19,619        18,491       14,391           15,664
 6/30/2004       20,035        18,883       14,704           15,698
 7/31/2004       19,598        18,471       14,228           15,617
 8/31/2004       19,857        18,715       14,296           15,987
 9/30/2004       20,274        19,108       14,571           16,212
10/31/2004       20,829        19,631       14,931           16,691
11/30/2004       21,820        20,566       15,722           17,293
12/31/2004       22,449        21,158       16,327           17,590
 1/31/2005       22,144        20,870       15,963           17,343
 2/28/2005       22,733        21,425       16,476           17,369
 3/31/2005       22,103        20,832       16,164           17,137
 4/30/2005       21,758        20,507       15,822           17,392
 5/31/2005       22,450        21,159       16,115           17,040
 6/30/2005       22,836        21,523       16,262           16,892
 7/31/2005       23,690        22,328       16,833           16,727
 8/31/2005       23,832        22,462       16,968           17,028
 9/30/2005       24,097        22,711       17,414           16,702
10/31/2005       23,933        22,557       16,995           16,398
11/30/2005       24,644        23,227       17,570           16,198
12/31/2005       25,159        23,712       17,964           16,381
 1/31/2006       26,211        24,703       18,770           16,593
 2/28/2006       26,004        24,508       18,749           16,507
 3/31/2006       26,128        24,626       19,170           16,315
 4/30/2006       26,314        24,801       19,762           16,704
 5/31/2006       24,953        23,519       19,105           17,010
 6/30/2006       24,851        23,422       19,107           16,832
 7/31/2006       24,995        23,558       19,231           16,967
 8/31/2006       25,365        23,907       19,740           17,124
 9/30/2006       25,736        24,256       19,981           17,075
10/31/2006       26,703        25,168       20,718           17,238
11/30/2006       27,424        25,847       21,236           17,712
12/31/2006       27,877        26,274       21,674           17,383
 1/31/2007       28,359        26,728       21,934           17,147
 2/28/2007       28,024        26,413       21,829           17,545
 3/31/2007       28,697        27,047       22,238           17,583

Average Annual Total Returns -- March 31, 2007/5/



                                       6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                      11.51%   9.84%  13.51%  11.11%
With Maximum Sales Charge/3/             5.11    3.55   12.18   10.46

CLASS C/1/
Net Asset Value/2/                      11.03    9.01   12.67   10.28
With CDSC/4/                            10.03    8.01   12.67   10.28

CLASS Y/1/
Net Asset Value/2/                      11.66   10.16   13.79   11.40
-----------------------------------------------------------------------

COMPARATIVE PERFORMANCE                6 MONTHS 1 YEAR 5 YEARS 10 YEARS
MSCI World Index                        11.30%  16.00%  10.92%   8.32%
Citigroup World Government Bond Index    2.98    7.78    9.01    5.81
Morningstar World Allocation Fund Avg.   8.63   12.69   12.26   10.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.


PORTFOLIO FACTS

                                 % of Net Assets as of
FUND COMPOSITION                 3/31/07    9/30/06
------------------------------------------------------
Common Stocks                     66.7       65.2
------------------------------------------------------
Bonds & Notes                     28.3       31.5
------------------------------------------------------
Short-Term Investments and
 Other                             5.0        3.3
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST HOLDINGS            3/31/07    9/30/06
------------------------------------------------------
American Movil S. A. B. de C.V.,
 Series L                          2.2        2.2
------------------------------------------------------
ABB Ltd.                           2.1        1.5
------------------------------------------------------
Piraeus Bank S.A                   2.1        1.9
------------------------------------------------------
Goldman Sachs Group, Inc.          1.9        1.6
------------------------------------------------------
Precision Castparts Corp.          1.8        1.4
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES          3/31/07    9/30/06
------------------------------------------------------
Sovereigns                         7.7        7.4
------------------------------------------------------
Capital Markets                    7.2        7.7
------------------------------------------------------
Communications Equipment           5.6        2.6
------------------------------------------------------
Computers & Peripherals            4.7        5.2
------------------------------------------------------
Diversified Financial Services     3.8        3.2
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.56                  1.25
-------------------------------------------------------
     C              2.32                  2.00
-------------------------------------------------------
     Y              1.19                  1.00
-------------------------------------------------------

NOTES TO CHARTS
See page 7 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Institutional
   Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect the loads and expenses of Class A and Class C shares, respectively. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes the maximum sales charge of 5.75%.
/4/Performance for Class C shares assumes a 1% contingent deferred sales charge
   ("CDSC") applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/6/Before waivers and reimbursements.
/7/After waivers and reimbursements.

                           LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 16, 1991

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Pamela Czekanski, CFA
Richard Skaggs, CFA
Loomis, Sayles &
  Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGRRX
                                 Class B LGRBX
                                 Class C LGRCX
                                 Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.
Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund's overall return.

Management Discussion
--------------------------------------------------------------------------------

During a sometimes volatile period that ended with moderate, but generally positive returns, Loomis Sayles Growth Fund Class A shares provided a total return of 6.51% at net asset value for the six months ended March 31, 2007. The fund lagged its benchmark, the Russell 1000 Growth Index, which rose 7.19%, and was slightly below the 6.94% average return on Morningstar's Large Growth category.

STRONG PERFORMERS INCLUDED CONSUMER STOCKS, FINANCE AND INDUSTRIALS
Among the consumer discretionary stocks we selected, we had outstanding results from internet search firm Google, which surpassed earnings forecasts and experienced strong international revenue growth. Luxury retailer Coach also rose in value when it raised its 2007 earnings guidance following strong results for the final quarter of 2006. The fund's top-performing financial services holdings included commercial real estate broker CB Richard Ellis and investment banker Goldman Sachs. CB Richard Ellis reported powerful gains in quarterly earnings, and Goldman Sachs reported its most profitable quarter ever, beating Wall Street's earnings estimates. In the materials and processing group, industrial manufacturer Precision Castparts Corp. was a leader, with strong sales growth in metal components, chiefly from its aerospace division, and improved margins in its forging division. Apple Inc. was another standout, as its share price climbed on the introduction of its iPhone, the media-playing cell phone, and other products in its development pipeline.

HEALTHCARE, UTILITIES, TRANSPORTATION AND TWO TECH HOLDINGS DETRACTED
Declines in the transportation sectors were minor compared to healthcare, which was responsible for virtually all underperformance versus the benchmark. Disappointing results among the fund's healthcare holdings were largely attributable to three selections. The stock price of Medco Health Solutions, a pharmacy benefit manager, declined in response to several issues squeezing the profit potential of that industry group. Quest Diagnostics fell after the company announced the loss of a major contract to provide lab services to one of its competitors. We sold Medco and Quest last fall. We also eliminated the fund's position in Johnson & Johnson, a diversified health products company that declined when the Food and Drug Administration required additional warnings for its anemia drug Procrit.

Among our utilities holdings, the biggest detractor was cable company Comcast, which fell short of Wall Street's expectations and reported increased capital expenditures in 2007. In autos and transportation, Expeditors International of Washington detracted from results. This specialist in planning and managing international cargo shipments enjoyed increased revenues from some divisions, but investors were expecting more robust results and we sold the position. Performance in technology was impacted by BEA Systems, which reported quarterly results that were slightly below expectations, and Symantec, which fell after the company reduced 2007 earnings estimates from its data center management business. We sold both positions.

FUND MADE MINOR ADJUSTMENTS IN POSITIONING
We maintained our long-term focus on fundamentally sound, large-cap growth companies with leadership products in their competitive markets, but we did make some minor changes in the portfolio composition. We trimmed the fund's healthcare services holdings and its exposure to consumer staples, but we increased the fund's position in Allegheny Technologies and added Monsanto and Freeport-McMoRan. Allegheny is a specialty steel company that makes parts for the aerospace industry; Monsanto is an agricultural chemicals company that produces seeds designed to improve crop yields; and Freeport is a copper and gold mining company. We also increased the fund's weighting in consumer discretionary stocks with a diversified group of retailers, internet companies and hotels.

EQUITY OUTLOOK IS MIXED, WITH MODERATE GROWTH
We anticipate a mix of encouraging and discouraging news in coming months, but we believe the economy is heading for a "soft landing," moving toward a sustainable pattern of moderate growth. While investor anxieties may resurface, we believe U.S. corporate earnings should grow at a healthy rate. Coupled with sustained investor interest in equities, we believe this environment should support positive returns in the stock market in 2007.

                           LOOMIS SAYLES GROWTH FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,5/


                  March 31, 1997 through March 31, 2007

                                     [CHART]

                 Net Asset         Maximum Sales        Russell 1000
                 Value/2/            Charge/3/          Growth Index
                 ---------           ---------          ------------
 3/31/1997        $10,000            $ 9,425              $10,000
 4/30/1997          9,908              9,338               10,664
 5/31/1997         10,885             10,259               11,434
 6/30/1997         11,231             10,585               11,891
 7/31/1997         12,369             11,658               12,943
 8/31/1997         12,082             11,387               12,185
 9/30/1997         13,156             12,399               12,785
10/31/1997         13,012             12,264               12,312
11/30/1997         12,622             11,896               12,835
12/31/1997         12,839             12,101               12,979
 1/31/1998         12,309             11,601               13,367
 2/28/1998         13,176             12,418               14,373
 3/31/1998         13,634             12,850               14,946
 4/30/1998         14,021             13,215               15,153
 5/31/1998         13,481             12,706               14,723
 6/30/1998         14,083             13,273               15,624
 7/31/1998         13,318             12,552               15,521
 8/31/1998         10,646             10,034               13,192
 9/30/1998         11,820             11,140               14,205
10/31/1998         12,626             11,900               15,347
11/30/1998         12,708             11,977               16,514
12/31/1998         14,455             13,624               18,003
 1/31/1999         14,902             14,045               19,060
 2/28/1999         14,288             13,466               18,189
 3/31/1999         15,558             14,663               19,147
 4/30/1999         15,768             14,861               19,172
 5/31/1999         15,336             14,454               18,583
 6/30/1999         16,411             15,467               19,884
 7/31/1999         15,686             14,784               19,252
 8/31/1999         15,811             14,902               19,567
 9/30/1999         15,435             14,547               19,156
10/31/1999         16,622             15,666               20,602
11/30/1999         17,755             16,734               21,714
12/31/1999         20,557             19,375               23,972
 1/31/2000         19,753             18,618               22,848
 2/29/2000         22,207             20,930               23,965
 3/31/2000         22,798             21,487               25,681
 4/30/2000         20,981             19,774               24,459
 5/31/2000         19,587             18,461               23,227
 6/30/2000         21,542             20,304               24,987
 7/31/2000         21,346             20,119               23,946
 8/31/2000         23,650             22,290               26,114
 9/30/2000         22,422             21,133               23,644
10/31/2000         20,740             19,548               22,525
11/30/2000         17,208             16,219               19,205
12/31/2000         17,224             16,233               18,597
 1/31/2001         16,742             15,779               19,882
 2/28/2001         14,736             13,889               16,506
 3/31/2001         13,452             12,679               14,710
 4/30/2001         14,464             13,632               16,571
 5/31/2001         13,982             13,178               16,327
 6/30/2001         13,806             13,012               15,949
 7/31/2001         13,196             12,437               15,550
 8/31/2001         12,185             11,485               14,278
 9/30/2001         11,011             10,377               12,853
10/31/2001         11,625             10,956               13,527
11/30/2001         12,641             11,914               14,827
12/31/2001         12,962             12,217               14,799
 1/31/2002         12,935             12,191               14,537
 2/28/2002         12,240             11,536               13,934
 3/31/2002         12,775             12,041               14,416
 4/30/2002         12,374             11,662               13,239
 5/31/2002         12,294             11,587               12,919
 6/30/2002         11,438             10,780               11,724
 7/31/2002         10,476              9,874               11,080
 8/31/2002         10,476              9,874               11,113
 9/30/2002          9,754              9,193                9,960
10/31/2002         10,476              9,874               10,874
11/30/2002         10,743             10,125               11,464
12/31/2002          9,969              9,395               10,672
 1/31/2003          9,889              9,320               10,413
 2/28/2003          9,835              9,270               10,365
 3/31/2003         10,049              9,471               10,558
 4/30/2003         10,690             10,075               11,339
 5/31/2003         11,305             10,655               11,905
 6/30/2003         11,332             10,680               12,069
 7/31/2003         11,813             11,134               12,369
 8/31/2003         12,133             11,436               12,677
 9/30/2003         11,786             11,109               12,541
10/31/2003         12,909             12,166               13,246
11/30/2003         13,016             12,267               13,384
12/31/2003         13,176             12,418               13,847
 1/31/2004         13,470             12,695               14,130
 2/29/2004         13,576             12,795               14,220
 3/31/2004         13,523             12,745               13,956
 4/30/2004         13,096             12,343               13,794
 5/31/2004         13,496             12,720               14,051
 6/30/2004         13,897             13,098               14,226
 7/31/2004         12,936             12,192               13,422
 8/31/2004         12,775             12,041               13,356
 9/30/2004         13,309             12,544               13,483
10/31/2004         13,790             12,997               13,693
11/30/2004         14,672             13,829               14,164
12/31/2004         15,234             14,358               14,720
 1/31/2005         14,619             13,778               14,229
 2/28/2005         14,832             13,979               14,380
 3/31/2005         14,405             13,577               14,118
 4/30/2005         13,951             13,149               13,849
 5/31/2005         14,859             14,005               14,519
 6/30/2005         15,234             14,358               14,466
 7/31/2005         15,982             15,063               15,173
 8/31/2005         15,715             14,811               14,977
 9/30/2005         16,116             15,189               15,046
10/31/2005         16,009             15,089               14,900
11/30/2005         16,784             15,819               15,543
12/31/2005         16,838             15,870               15,494
 1/31/2006         17,426             16,424               15,766
 2/28/2006         17,131             16,146               15,741
 3/31/2006         17,104             16,120               15,974
 4/30/2006         16,729             15,767               15,952
 5/31/2006         15,392             14,507               15,411
 6/30/2006         15,339             14,457               15,350
 7/31/2006         14,885             14,029               15,058
 8/31/2006         15,072             14,205               15,528
 9/30/2006         15,607             14,710               15,955
10/31/2006         16,088             15,163               16,515
11/30/2006         16,302             15,364               16,843
12/31/2006         16,248             15,314               16,900
 1/31/2007         16,836             15,868               17,335
 2/28/2007         16,222             15,289               17,009
 3/31/2007         16,622             15,667               17,101



Average Annual Total Returns -- March 31, 2007/5/


                                   6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                   6.51%  -2.81%  5.41%    5.21%
With Maximum Sales Charge/3/         0.32   -8.39   4.17     4.59

CLASS B/1/
Net Asset Value/2/                   6.14   -3.66   4.61     4.41
With CDSC/4/                         1.14   -8.48   4.27     4.41

CLASS C/1/
Net Asset Value/2/                   6.13   -3.50   4.64     4.43
With CDSC/4/                         5.13   -4.47   4.64     4.43

CLASS Y/1/
Net Asset Value/2/                   6.74   -2.26   5.74     5.50
-------------------------------------------------------------------

COMPARATIVE PERFORMANCE            6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Russell 1000 Growth Index            7.19%   7.06%  3.48%    5.51%
Morningstar Large Growth Fund Avg.   6.94    4.46   3.69     6.26

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                      % of Net Assets as of
FUND COMPOSITION                      3/31/07    9/30/06
-----------------------------------------------------------
Common Stocks                          97.5       98.4
-----------------------------------------------------------
Short-Term Investments and Other        2.5        1.6
-----------------------------------------------------------

                                      % of Net Assets as of
FIVE LARGEST HOLDINGS                 3/31/07    9/30/06
-----------------------------------------------------------
Google, Inc.                            4.1        3.9
-----------------------------------------------------------
Cisco Systems, Inc.                     3.8        1.5
-----------------------------------------------------------
Apple, Inc.                             3.7        3.6
-----------------------------------------------------------
Goldman Sachs Group, Inc.               3.2        2.7
-----------------------------------------------------------
International Business Machines Corp.   2.8        0.0
-----------------------------------------------------------

                                      % of Net Assets as of
FIVE LARGEST INDUSTRIES               3/31/07    9/30/06
-----------------------------------------------------------
Computers & Peripherals                10.0        6.1
-----------------------------------------------------------
Internet Software & Services            8.3        5.6
-----------------------------------------------------------
Capital Markets                         8.3       12.3
-----------------------------------------------------------
Communications Equipment                7.7        7.4
-----------------------------------------------------------
Media                                   6.9        3.7
-----------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A                       1.17                 1.17
-------------------------------------------------------
     B                       2.11                 2.00
-------------------------------------------------------
     C                       1.95                 1.95
-------------------------------------------------------
     Y                       0.80                 0.80
-------------------------------------------------------

NOTES TO CHARTS
See page 7 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/6/Before waivers and reimbursements.
/7/After waivers and reimbursements.

                          LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
July 31, 2000

--------------------------------------------------------------------------------
Managers:
Maureen G. Depp, CFA
Brian James, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSRRX
                                 Class B LSCBX
                                 Class C LSCCX
                                 Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------

Domestic stocks provided moderately positive results for the six months ended March 31, 2007, although returns were spread over a variety of industry groups and companies. Loomis Sayles Research Fund's core strategy is to rely on bottom-up analysis of individual companies, viewed in the context of industry trends and competitive dynamics. Sector weightings tend to be consistent with the Standard & Poor's 500 Index.

For the six-month period, the fund's Class A shares returned 6.15%, while the fund's benchmark, Standard & Poor's 500 Index, returned 7.38%. For the same period, the average return on the funds in Morningstar's Large Blend category was 7.88%. Most of the fund's underperformance came from its exposure to the technology sector, notably communications equipment and communications-oriented semiconductors.

FINANCIALS AND INDUSTRIALS WERE TOP CONTRIBUTORS
Among financial stocks, we emphasized investment firms and asset managers, which provided a strong boost to results during a period of robust global activity in the capital markets. Their positive results more than made up for weak returns from some financial companies exposed to problems in the subprime mortgage lending industry in the United States. Top individual performers in this sector included investment banks Goldman Sachs and Bear Stearns, which performed particularly well as global economic growth increased earnings of brokerage companies and investment management firms. We sold Bear Stearns at a profit in November.

Our heavy exposure to aerospace and defense contractors also supported performance, as many companies reported strong improvements in their revenues and profits. As defense, airline and aerospace companies worldwide focused on expansion and modernization, stocks of several holdings active in these fields appreciated significantly. Our strongest performers included Precision Castparts Corp., Northrop Grumman Corp., Boeing Corp. and Lockheed Martin.

Other holdings that performed well during the six-month period included diversified energy giant ExxonMobil, which enjoyed solid growth throughout its operations, and telecommunications service provider AT&T, which did well following its acquisition of BellSouth.

FUND'S TECHNOLOGY AND HEALTHCARE STOCKS DETRACTED
Offsetting the fund's gains in other stocks, we experienced disappointing results from some producers of communications equipment and communications-oriented semiconductors. Industry conditions in these areas were challenging in early 2007. Motorola encountered intensified competition in the handset phone industry and cut sales forecasts; QUALCOMM faced legal challenges over revenues from use of its operating system for wireless communications networks; and Texas Instruments cut its financial targets on slowing demand for its line of semiconductors used in communications systems. Since we continue to believe in their long-term prospects, all three stocks remain in the portfolio.

The healthcare sector as a whole underperformed the market during the final three months of 2006, as investors became concerned that pricing of prescription medications might face challenges that could slow revenue growth for drug manufacturers. Among the fund's holdings, the share price of pharmacy benefit manager Medco Health Solutions dropped abruptly in the final quarter of 2006 amid industry-wide concerns about Wal-Mart's drug pricing-policies. We eliminated the position in November.

STOCK-PICKING SHOULD BE CRUCIAL DURING 2007
We believe the U.S. stock market has the potential to deliver positive returns for 2007, despite continuing conflicting signals about the health of the overall economy. While investor anxieties may resurface, we believe U.S. corporate earnings should grow at a moderate pace. Media attention may continue to focus on consumer spending, oil prices and the effects of subprime lending on the housing industry, but we believe corporate earnings will be the main driver of stock market performance. We think this environment should support positive returns, although individual stock selection rather than industry allocation will continue to be crucial.

                          LOOMIS SAYLES RESEARCH FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1,6/



                  July 31, 2000 (inception) through March 31, 2007

                                     [CHART]

              Net Asset Value/2/    Maximum Sales Charge/3/    S&P 500 Index
              ------------------    -----------------------    -------------
 7/31/2000          $10,000               $ 9,425                $10,000
 8/31/2000           10,937                10,308                 10,621
 9/30/2000           10,538                 9,932                 10,060
10/31/2000           10,109                 9,528                 10,018
11/30/2000            8,698                 8,198                  9,228
12/31/2000            9,039                 8,519                  9,273
 1/31/2001            9,149                 8,623                  9,602
 2/28/2001            8,147                 7,679                  8,727
 3/31/2001            7,646                 7,206                  8,174
 4/30/2001            8,298                 7,820                  8,809
 5/31/2001            8,368                 7,887                  8,868
 6/30/2001            8,227                 7,754                  8,652
 7/31/2001            7,997                 7,537                  8,567
 8/31/2001            7,526                 7,093                  8,031
 9/30/2001            6,865                 6,470                  7,382
10/31/2001            7,105                 6,696                  7,523
11/30/2001            7,626                 7,187                  8,100
12/31/2001            7,793                 7,345                  8,171
 1/31/2002            7,713                 7,270                  8,052
 2/28/2002            7,623                 7,185                  7,896
 3/31/2002            7,903                 7,449                  8,193
 4/30/2002            7,582                 7,146                  7,697
 5/31/2002            7,492                 7,061                  7,640
 6/30/2002            7,001                 6,598                  7,096
 7/31/2002            6,429                 6,059                  6,543
 8/31/2002            6,389                 6,022                  6,586
 9/30/2002            5,707                 5,378                  5,870
10/31/2002            6,148                 5,794                  6,387
11/30/2002            6,399                 6,031                  6,762
12/31/2002            6,079                 5,729                  6,365
 1/31/2003            5,938                 5,597                  6,198
 2/28/2003            5,848                 5,512                  6,105
 3/31/2003            5,928                 5,587                  6,165
 4/30/2003            6,360                 5,994                  6,672
 5/31/2003            6,712                 6,326                  7,024
 6/30/2003            6,803                 6,411                  7,114
 7/31/2003            6,954                 6,554                  7,239
 8/31/2003            7,054                 6,649                  7,380
 9/30/2003            6,934                 6,535                  7,302
10/31/2003            7,376                 6,952                  7,715
11/30/2003            7,467                 7,037                  7,783
12/31/2003            7,760                 7,313                  8,191
 1/31/2004            7,860                 7,408                  8,341
 2/29/2004            8,022                 7,560                  8,457
 3/31/2004            7,951                 7,494                  8,330
 4/30/2004            7,729                 7,285                  8,199
 5/31/2004            7,840                 7,389                  8,311
 6/30/2004            8,031                 7,569                  8,473
 7/31/2004            7,658                 7,218                  8,193
 8/31/2004            7,648                 7,209                  8,226
 9/30/2004            7,850                 7,399                  8,315
10/31/2004            7,921                 7,465                  8,442
11/30/2004            8,354                 7,874                  8,783
12/31/2004            8,671                 8,172                  9,082
 1/31/2005            8,560                 8,068                  8,861
 2/28/2005            8,752                 8,248                  9,047
 3/31/2005            8,689                 8,189                  8,887
 4/30/2005            8,417                 7,933                  8,719
 5/31/2005            8,780                 8,275                  8,996
 6/30/2005            8,951                 8,436                  9,009
 7/31/2005            9,273                 8,740                  9,344
 8/31/2005            9,122                 8,598                  9,259
 9/30/2005            9,294                 8,759                  9,334
10/31/2005            9,102                 8,579                  9,178
11/30/2005            9,545                 8,997                  9,525
12/31/2005            9,572                 9,022                  9,528
 1/31/2006            9,870                 9,302                  9,781
 2/28/2006            9,892                 9,323                  9,807
 3/31/2006            9,977                 9,403                  9,929
 4/30/2006            9,966                 9,393                 10,063
 5/31/2006            9,583                 9,032                  9,773
 6/30/2006            9,562                 9,012                  9,786
 7/31/2006            9,604                 9,052                  9,847
 8/31/2006            9,721                 9,162                 10,081
 9/30/2006           10,008                 9,432                 10,341
10/31/2006           10,305                 9,713                 10,678
11/30/2006           10,443                 9,843                 10,881
12/31/2006           10,514                 9,910                 11,033
 1/31/2007           10,743                10,126                 11,200
 2/28/2007           10,465                 9,863                 10,981
 3/31/2007           10,622                10,011                 11,104

Average Annual Total Returns -- March 31, 2007/6/


                                                          SINCE FUND
                                  6 MONTHS 1 YEAR 5 YEARS  INCEPTION
CLASS A/1/
Net Asset Value/2/                  6.15%   6.49%  6.09%     0.91%
With Maximum Sales Charge/3/        0.09    0.39   4.85      0.02

CLASS B/1/
Net Asset Value/2/                  5.72    5.72   5.25      0.09
With CDSC/4/                        1.05    1.05   4.92      0.09

CLASS C/1/
Net Asset Value/2/                  5.72    5.72   5.16      0.02
With CDSC/4/                        4.79    4.79   5.16      0.02

CLASS Y/1/
Net Asset Value/2/                  6.25    6.92   6.45      1.23
----------------------------------------------------------------------

                                                          SINCE FUND
COMPARATIVE PERFORMANCE           6 MONTHS 1 YEAR 5 YEARS INCEPTION/5/
S&P 500 Index                       7.38%  11.83%  6.27%     1.58%
Morningstar Large Blend Fund Avg.   7.88   10.25   6.12      2.35

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                   % of Net Assets as of
FUND COMPOSITION                   3/31/07    9/30/06
--------------------------------------------------------
Common Stocks                       99.4       99.7
--------------------------------------------------------
Short-Term Investments and Other     0.6        0.3
--------------------------------------------------------

                                   % of Net Assets as of
FIVE LARGEST HOLDINGS              3/31/07    9/30/06
--------------------------------------------------------
ExxonMobil Corp.                     4.0        4.6
--------------------------------------------------------
AT&T, Inc.                           3.7        1.1
--------------------------------------------------------
American International Group, Inc.   2.7        0.0
--------------------------------------------------------
Bank of America Corp.                2.6        2.9
--------------------------------------------------------
Proctor & Gamble Co. (The)           2.4        2.6
--------------------------------------------------------

                                   % of Net Assets as of
FIVE LARGEST INDUSTRIES            3/31/07    9/30/06
--------------------------------------------------------
Oil, Gas & Consumable Fuels          7.9        7.6
--------------------------------------------------------
Insurance                            6.7        5.8
--------------------------------------------------------
Aerospace & Defense                  6.1        6.0
--------------------------------------------------------
Capital Markets                      5.7        5.9
--------------------------------------------------------
Beverages                            5.3        5.5
--------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A              1.68                  1.25
-------------------------------------------------------
     B              2.33                  2.00
-------------------------------------------------------
     C              2.37                  2.00
-------------------------------------------------------
     Y              1.26                  0.85
-------------------------------------------------------

NOTES TO CHARTS
See page 7 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/The since-inception performance comparisons shown are calculated from 8/1/00. /6/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/7/Before waivers and reimbursements.
/8/After waivers and reimbursements.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Citigroup World Government Bond Index ("Citigroup WGBI") is an unmanaged index that measures the most significant and liquid government bond indices located around the world with a rating of at least investment grade.

Morgan Stanley Capital International World Index ("MSCI World") is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index ("S&P 500") is an unmanaged index of U.S. common stock performance.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2006 through March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GLOBAL MARKETS FUND                10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,115.10                   $6.59
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.70                   $6.29
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,110.30                  $10.52
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.96                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,116.60                   $5.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.95                   $5.04
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                        10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,065.10                  $5.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.35                  $5.64
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,061.40                  $9.51
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.71                  $9.30
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,061.30                  $9.61
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.61                  $9.40
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,067.40                  $3.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.59                  $3.38
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.12%, 1.85%, 1.87% and 0.67% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                      10/1/06               3/31/07             10/1/06 - 3/31/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,061.50                   $6.42
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.70                   $6.29
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,057.20                  $10.26
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.96                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,057.20                  $10.26
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.96                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,062.50                   $4.37
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.69                   $4.28
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

        LOOMIS SAYLES GLOBAL MARKETS FUND  -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)   Description                                            Value (+)
----------------------------------------------------------------------------------
Bonds and Notes -- 28.3% of Total Net Assets
Non-Convertible Bonds -- 26.3%
               Argentina -- 0.3%
$      656,655 Republic of Argentina,
               2.000%, 9/30/2014, (ARS)                            $       184,022
        82,500 Republic of Argentina,
               5.475%, 8/03/2012(b)                                         78,342
                                                                   ---------------
                                                                           262,364
                                                                   ---------------
               Austria -- 0.5%
    60,000,000 Oesterreichische Kontrollbank AG,
               1.800%, 3/22/2010, (JPY)                                    521,874
                                                                   ---------------
               Brazil -- 0.2%
       170,000 JBS SA,
               10.500%, 8/04/2016, 144A                                    193,375
                                                                   ---------------
               Canada -- 0.8%
        10,000 Abitibi-Consolidated, Inc.,
               7.400%, 4/01/2018                                             8,550
        15,000 Abitibi-Consolidated, Inc.,
               7.500%, 4/01/2028                                            12,450
        30,000 Abitibi-Consolidated, Inc.,
               8.850%, 8/01/2030                                            26,700
       195,000 Canadian Government Bond,
               5.250%, 6/01/2013, (CAD)                                    179,832
        25,000 Canadian Pacific Railway Ltd.,
               4.900%, 6/15/2010, (CAD), 144A                               21,963
       120,000 Government of Quebec,
               5.625%, 6/21/2011, (EUR)                                    168,885
        25,000 Kinder Morgan Finance,
               5.700%, 1/05/2016                                            23,440
        20,000 Kinder Morgan Finance,
               6.400%, 1/05/2036                                            17,909
        50,000 Nortel Networks Corp.,
               6.875%, 9/01/2023                                            46,500
       165,000 Rogers Wireless, Inc.,
               7.625%, 12/15/2011, (CAD)                                   158,984
       180,000 Shaw Communications, Inc.,
               6.150%, 5/09/2016, (CAD)                                    161,183
                                                                   ---------------
                                                                           826,396
                                                                   ---------------
               Cayman Island -- 0.2%
       100,000 LPG International, Inc.,
               7.250%, 12/20/2015                                          103,000
        60,000 Vale Overseas Ltd.,
               6.875%, 11/21/2036                                           61,961
                                                                   ---------------
                                                                           164,961
                                                                   ---------------
               Chile -- 0.1%
       100,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
               7.875%, 2/01/2027(c)                                        113,359
                                                                   ---------------
               Colombia -- 0.6%
        40,000 Republic of Colombia,
               8.125%, 5/21/2024(c)                                         46,600
    94,000,000 Republic of Colombia,
               11.750%, 3/01/2010, (COP)                                    45,433
 1,055,000,000 Republic of Colombia,
               12.000%, 10/22/2015, (COP)                                  554,502
                                                                   ---------------
                                                                           646,535
                                                                   ---------------

  Principal
 Amount (++)   Description                               Value (+)
---------------------------------------------------------------------
               Denmark -- 0.1%
$      525,000 Kingdom of Denmark,
               4.000%, 8/15/2008, (DKK)               $        93,954
                                                      ---------------
               France -- 0.2%
 1,665,190,000 BNP Paribas SA, Zero Coupon,
               6/13/2011, (IDR), 144A                         122,810
        75,000 France Telecom SA, Series EMTN,
               3.625%, 10/14/2015, (EUR)                       92,628
                                                      ---------------
                                                              215,438
                                                      ---------------
               Germany -- 1.5%
       825,000 Federal Republic of Germany,
               3.750%, 7/04/2013, (EUR)                     1,085,126
       165,000 Federal Republic of Germany,
               4.000%, 1/04/2037, (EUR)                       211,431
        10,000 Federal Republic of Germany,
               5.000%, 1/04/2012, (EUR)                        13,918
     2,000,000 Kreditanstalt fuer Wiederaufbau,
               1.750%, 3/23/2010, (JPY)                        17,371
    29,000,000 Kreditanstalt fuer Wiederaufbau,
               2.050%, 9/21/2009, (JPY)                       252,915
                                                      ---------------
                                                            1,580,761
                                                      ---------------
               Indonesia -- 0.1%
       125,000 Republic of Indonesia,
               6.875%, 3/09/2017, 144A                        131,875
                                                      ---------------
               Ireland -- 1.5%
    50,000,000 Depfa ACS Bank,
               0.750%, 9/22/2008, (JPY)                       424,534
       100,000 Depfa ACS Bank,
               4.875%, 5/21/2019, (EUR)                       140,036
        50,000 Elan Financial Plc,
               7.750%, 11/15/2011                              49,125
       700,000 Republic of Ireland,
               4.600%, 4/18/2016, (EUR)                       971,321
                                                      ---------------
                                                            1,585,016
                                                      ---------------
               Japan -- 0.6%
    70,000,000 Japan Government,
               0.200%, 9/20/2007, (JPY)                       592,610
                                                      ---------------
               Korea -- 0.1%
       150,000 Hanarotelecom, Inc.,
               7.000%, 2/01/2012, 144A                        152,062
                                                      ---------------
               Malaysia -- 0.1%
       100,000 Ranhill Labuan Ltd.,
               12.500%, 10/26/2011, 144A(c)                    99,170
                                                      ---------------
               Mexico -- 0.9%
       125,000 America Movil SA de CV,
               5.500%, 3/01/2014                              123,652
     1,000,000 America Movil SA de CV,
               9.000%, 1/15/2016, (MXN)                        97,135
       165,000 Desarrolladora Homex SA,
               7.500%, 9/28/2015                              170,280
    10,000(++) Mexican Fixed Rate Bonds,
               9.500%, 12/18/2014, (MXN)                      100,750
    35,000(++) Mexican Fixed Rate Bonds, Series M-10,
               8.000%, 12/17/2015, (MXN)                      325,482

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)   Description                                             Value (+)
-----------------------------------------------------------------------------------
               Mexico -- continued
$   10,000(++) Mexican Fixed Rate Bonds, Series MI-10,
               9.000%, 12/20/2012, (MXN)                            $        96,917
                                                                    ---------------
                                                                            914,216
                                                                    ---------------
               Netherlands -- 0.4%
        50,000 Bite Finance International,
               7.385%, 3/15/2014, (EUR), 144A(b)                             67,794
       100,000 Excelcomindo Finance Co.,
               7.125%, 1/18/2013, 144A                                      101,000
        90,000 Kingdom of Netherlands,
               5.000%, 7/15/2011, (EUR)                                     124,717
    10,000,000 Rabobank Nederland, Series EMTN
               13.500%, 1/28/2008, (ISK), 144A                              151,569
                                                                    ---------------
                                                                            445,080
                                                                    ---------------
               Norway -- 0.4%
     1,560,000 Kingdom of Norway,
               5.000%, 5/15/2015, (NOK)                                     263,141
       745,000 Kingdom of Norway,
               5.500%, 5/15/2009, (NOK)                                     124,389
       350,000 Kingdom of Norway,
               6.000%, 5/16/2011, (NOK)                                      60,483
                                                                    ---------------
                                                                            448,013
                                                                    ---------------
               Peru -- 0.3%
       272,600 Republic of Peru,
               6.125%, 3/07/2017(b)                                         271,918
                                                                    ---------------
               Singapore -- 0.3%
       495,000 Government of Singapore,
               4.625%, 7/01/2010, (SGD)                                     346,669
                                                                    ---------------
               South Africa -- 0.6%
       235,000 Republic of South Africa,
               4.500%, 4/05/2016, (EUR)                                     307,113
        50,000 Republic of South Africa,
               5.250%, 5/16/2013, (EUR)                                      68,596
     1,550,000 Republic of South Africa,
               13.000%, 8/31/2010, (ZAR)                                    243,530
                                                                    ---------------
                                                                            619,239
                                                                    ---------------
               Spain -- 0.1%
       100,000 Telefonica Emisones SAU,
               6.421%, 6/20/2016                                            104,372
                                                                    ---------------
               Supranational -- 0.7%
       370,085 European Investment Bank, Zero Coupon,
               9/12/2008, (BRL), 144A                                       153,502
     4,000,000 Inter-American Development Bank,
               1.900%, 7/08/2009, (JPY)                                      34,734
    67,000,000 International Bank for Reconstruction & Development,
               2.000%, 2/18/2008, (JPY)                                     574,781
                                                                    ---------------
                                                                            763,017
                                                                    ---------------
               Thailand -- 0.2%
       160,000 Advance Agro Public Co., Ltd.,
               11.000%, 12/19/2012, 144A(c)                                 170,800
                                                                    ---------------
               United Kingdom -- 0.9%
        60,000 BSKYB Finance UK Plc,
               5.750%, 10/20/2017, (GBP)                                    114,444
 1,229,424,500 JPMorgan Chase London, Zero Coupon,
               10/21/2010, (IDR), 144A                                       98,037

  Principal
 Amount (++)     Description                                    Value (+)
----------------------------------------------------------------------------
                 United Kingdom -- continued
$      80,000    Network Rail MTN Finance PLC, Series EMTN
                 4.875%, 3/06/2009, (GBP)                    $       155,216
       35,000    United Kingdom Treasury,
                 4.250%, 3/07/2036, (GBP)                             66,912
       80,000    United Kingdom Treasury,
                 5.000%, 3/07/2012, (GBP)                            155,932
      165,000    United Kingdom Treasury,
                 6.250%, 11/25/2010, (GBP)                           334,840
                                                             ---------------
                                                                     925,381
                                                             ---------------
                 United States -- 14.2%
       50,000    Albertson's, Inc.,
                 6.625%, 6/01/2028(c)                                 45,778
      500,000    Albertson's, Inc.,
                 7.450%, 8/01/2029                                   491,866
       10,000    American Standard, Inc.,
                 8.250%, 6/01/2009, (GBP)                             20,487
       31,000    Amkor Technology, Inc.,
                 10.500%, 5/01/2009(c)                                31,078
      100,000    Anadarko Petroleum Corp.,
                 5.950%, 9/15/2016                                   100,211
       75,000    Anadarko Petroleum Corp.,
                 6.450%, 9/15/2036                                    74,216
       75,000    Arrow Electronics, Inc.,
                 6.875%, 7/01/2013                                    78,861
      100,000    ASIF Global Financing XXVII,
                 2.380%, 2/26/2009, (SGD), 144A                       64,976
       42,865    Atlas Air, Inc., Series B,
                 7.680%, 1/02/2014(e)                                 47,152
      145,000    Avnet, Inc.,
                 6.000%, 9/01/2015                                   143,766
  110,000,000    Barclays Financial LLC,
                 4.060%, 9/16/2010, (KRW), 144A                      110,830
  220,000,000    Barclays Financial LLC,
                 4.460%, 9/23/2010, (KRW), 144A                      233,236
  349,720,000    Barclays Financial LLC,
                 4.670%, 3/23/2009, (KRW), 144A(b)                   371,730
      310,000    Borden, Inc.,
                 7.875%, 2/15/2023(c)                                264,275
      410,000    Borden, Inc.,
                 8.375%, 4/15/2016                                   381,300
       15,000    Chesapeake Energy Corp.,
                 6.500%, 8/15/2017                                    14,813
       70,000    Chesapeake Energy Corp.,
                 6.875%, 1/15/2016                                    70,875
       75,000    Chesapeake Energy Corp.,
                 6.875%, 11/15/2020                                   74,625
      120,000    Citi Credit Card Issuance Trust,
                 5.375%, 4/10/2013, (EUR)                            166,417
      182,545    Continental Airlines, Inc., Series 1999-1C,
                 6.954%, 8/02/2009                                   181,632
      160,000    Cummins, Inc.,
                 7.125%, 3/01/2028                                   165,926
       50,000    Dillard's, Inc.,
                 6.625%, 1/15/2018(c)                                 48,563
       50,000    Dillard's, Inc.,
                 7.000%, 12/01/2028                                   45,500
       19,000    ESI Tractebel Acquisition Corp., Series B,
                 7.990%, 12/30/2011                                   19,415

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                     Value (+)
--------------------------------------------------------------------------
              United States -- continued
$     200,000 Federal Home Loan Mortgage Corp.,
              5.125%, 1/15/2012, (EUR)                     $       277,915
   30,000,000 Federal National Mortgage Association,
              2.125%, 10/09/2007, (JPY)                            256,589
      200,000 Federal National Mortgage Association,
              2.290%, 2/19/2009, (SGD)                             129,988
      150,000 Foot Locker, Inc.,
              8.500%, 1/15/2022                                    153,750
      150,000 Ford Motor Co.,
              6.625%, 10/01/2028                                   108,375
       10,000 Ford Motor Co.,
              6.625%, 2/15/2028(c)                                   7,225
       15,000 Ford Motor Co.,
              7.125%, 11/15/2025                                    11,288
      195,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                 150,881
      105,000 Ford Motor Credit Co.,
              8.000%, 12/15/2016                                   101,036
   25,000,000 General Electric Capital Corp., Series EMTN,
              0.550%, 10/14/2008, (JPY)                            211,212
        5,000 General Motors Corp.,
              8.375%, 7/15/2033(c)                                   4,488
       50,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                    48,250
       35,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                    34,650
      160,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                    160,800
       75,000 GMAC LLC,
              6.310%, 7/16/2007(b)                                  75,000
      150,000 Goldman Sachs Group, Inc.,
              4.185%, 5/23/2016, (EUR)(b)                          200,050
       25,000 GTE Corp.,
              6.940%, 4/15/2028                                     26,366
      225,000 HCA, Inc.,
              7.050%, 12/01/2027                                   178,489
       50,000 HCA, Inc.,
              7.190%, 11/15/2015                                    44,103
      250,000 HCA, Inc.,
              7.500%, 11/06/2033                                   213,125
      100,000 HCA, Inc.,
              7.580%, 9/15/2025                                     84,408
      260,000 Hilcorp Energy I LP,
              7.750%, 11/01/2015, 144A                             255,450
      960,000 HSBC Bank USA, Zero Coupon,
              4/18/2012, (MYR), 144A                               234,898
      100,000 HSBC Bank USA,
              3.310%, 8/25/2010, 144A                              109,510
       25,000 J.C. Penney Co., Inc.,
              7.125%, 11/15/2023                                    27,402
      275,000 K. Hovnanian Enterprises, Inc.,
              6.250%, 1/15/2016                                    235,812
      250,000 Kellwood Co.,
              7.625%, 10/15/2017                                   231,374
       10,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                                      9,171
       55,000 Lennar Corp., Series B,
              5.600%, 5/31/2015                                     51,733

  Principal
 Amount (++)  Description                                   Value (+)
------------------------------------------------------------------------
              United States -- continued
$      55,000 Lennar Corp., Series B,
              6.500%, 4/15/2016                          $        54,080
      155,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                  139,887
      130,000 MBNA Credit Card Master Note Trust,
              4.150%, 4/19/2010, (EUR)                           172,832
      500,000 Merrill Lynch & Co., Inc.,
              10.710%, 3/08/2017, (BRL)                          243,411
       85,000 Morgan Stanley,
              5.375%, 11/14/2013, (GBP)                          162,407
      100,000 Mosaic Global Holdings, Inc.,
              7.375%, 8/01/2018                                   99,500
       70,000 News America, Inc.,
              6.150%, 3/01/2037, 144A                             66,687
       10,000 Nextel Communications, Inc., Series E,
              6.875%, 10/31/2013                                  10,245
       30,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                   29,514
      250,000 NGC Corporation Capital Trust I, Series B,
              8.316%, 6/01/2027(c)                               240,000
      135,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                  129,937
    1,000,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                                1,027,500
       20,000 Owens Corning, Inc.,
              6.500%, 12/01/2016, 144A                            20,428
       35,000 Owens Corning, Inc.,
              7.000%, 12/01/2036, 144A                            34,906
       40,000 Owens-Illinois, Inc.,
              7.800%, 5/15/2018                                   40,900
       50,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015(c)                                46,196
      540,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(c)                               481,652
      695,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                  645,903
      140,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                 131,775
      205,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028                                  193,725
       30,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                   29,775
       45,000 Qwest Corp.,
              6.875%, 9/15/2033(c)                                43,425
        5,000 Qwest Corp.,
              7.250%, 9/15/2025                                    5,156
       14,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                  13,942
       26,000 Sprint Nextel Corp.,
              6.000%, 12/01/2016                                  25,587
      750,000 Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028(c)                              802,999
       10,000 Time Warner, Inc.,
              6.500%, 11/15/2036                                   9,972
      395,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  399,738
      160,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                  167,543

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                                  Value (+)
---------------------------------------------------------------------------------------
              United States -- continued
$     115,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                         $       129,240
       75,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                  85,030
      105,000 Toll Brothers Finance Corp.,
              5.150%, 5/15/2015(c)                                               94,932
      375,000 Toys R Us, Inc.,
              7.375%, 10/15/2018                                                322,500
      200,000 Transcontinental Gas Pipe Line Corp.,
              6.400%, 4/15/2016                                                 206,250
      183,553 U.S. Treasury Bonds,
              2.000%, 1/15/2026(c)                                              174,447
       50,000 U.S. Treasury Bonds,
              5.375%, 2/15/2031(c)                                               53,305
      885,000 U.S. Treasury Notes,
              4.500%, 2/15/2016(c)                                              876,012
       50,000 USG Corp.,
              6.300%, 11/15/2016, 144A                                           50,354
       90,000 Verizon Communications,
              5.850%, 9/15/2035                                                  85,111
        5,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   4,172
      250,000 Verizon New York, Inc., Series B,
              7.375%, 4/01/2032                                                 264,327
       70,000 Viacom, Inc., Class B,
              6.875%, 4/30/2036                                                  70,559
      100,000 Williams Cos., Inc.,
              7.500%, 1/15/2031                                                 106,000
       20,000 Xerox Corp.,
              7.200%, 4/01/2016                                                  21,081
                                                                        ---------------
                                                                             14,893,808
                                                                        ---------------
              Uruguay -- 0.2%
    2,420,000 Republic of Uruguay,
              4.250%, 4/05/2027, (UYU)                                          101,551
      100,000 Republic of Uruguay,
              8.000%, 11/18/2022                                                113,500
                                                                        ---------------
                                                                                215,051
                                                                        ---------------
              Venezuela -- 0.2%
      130,000 Cerro Negro Finance Ltd.,
              7.900%, 12/01/2020, 144A                                          130,000
      125,000 Petrozuata Finance, Inc.,
              8.220%, 4/01/2017, 144A                                           125,625
                                                                        ---------------
                                                                                255,625
                                                                        ---------------
              Total Non-Convertible Bonds (Identified Cost $26,725,974)      27,552,939
                                                                        ---------------
Convertible Bonds -- 2.0%
              United States -- 2.0%
      435,000 Bristol-Myers Squibb Co.,
              4.855%, 9/15/2023(b)                                              438,262
       95,000 Builders Transportation, Inc.,
              8.000%, 8/15/2005(d)                                                   --
      250,000 Enzon Pharmaceuticals, Inc.,
              4.500%, 7/01/2008                                                 243,438
      140,000 Level 3 Communications, Inc.,
              2.875%, 7/15/2010                                                 156,450
       25,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                                  24,156

  Principal
 Amount (++)     Description                                             Value (+)
-------------------------------------------------------------------------------------
                 United States -- continued
$     140,000    Level 3 Communications, Inc.,
                 6.000%, 3/15/2010                                    $       134,400
      500,000    Regeneron Pharmaceuticals, Inc.,
                 5.500%, 10/17/2008                                           528,750
      500,000    Valeant Pharmaceuticals International,
                 3.000%, 8/16/2010                                            457,500
       80,000    Valeant Pharmaceuticals International,
                 4.000%, 11/15/2013                                            72,900
                                                                      ---------------
                 Total Convertible Bonds (Identified Cost $2,043,385)       2,055,856
                                                                      ---------------
                 Total Bonds and Notes (Identified Cost $28,769,359)       29,608,795
                                                                      ---------------
   Shares
-------------------------------------------------------------------------------------
Common Stocks -- 66.7%
                 Argentina -- 0.6%
       14,450    Tenaris SA ADR                                               663,255
                                                                      ---------------
                 Canada -- 1.0%
        7,390    Research In Motion Ltd.(e)                                 1,008,661
                                                                      ---------------
                 China -- 1.6%
      634,000    China Overseas Land & Investment Ltd.                        795,067
       10,800    Focus Media Holding Ltd., ADR(e)                             847,368
                                                                      ---------------
                                                                            1,642,435
                                                                      ---------------
                 Greece -- 2.1%
       62,381    Piraeus Bank S.A.                                          2,162,626
                                                                      ---------------
                 Hong Kong -- 2.3%
      150,600    China Mobile Ltd.                                          1,355,594
       94,500    Esprit Holdings Ltd.                                       1,103,121
                                                                      ---------------
                                                                            2,458,715
                                                                      ---------------
                 India -- 1.7%
      101,690    Bharti Airtel Ltd.(e)                                      1,772,274
                                                                      ---------------
                 Ireland -- 1.6%
       78,442    Anglo Irish Bank Corp., Plc                                1,678,296
                                                                      ---------------
                 Japan -- 5.2%
       16,100    IBIDEN Co. Ltd.(c)                                           831,455
        5,400    Nintendo Co. Ltd.(c)                                       1,566,874
       14,400    Sony Corp. ADR                                               727,056
       28,000    Sumitomo Realty & Development Co. Ltd.(c)                  1,057,565
       19,000    Toyota Motor Corp.(c)                                      1,216,777
                                                                      ---------------
                                                                            5,399,727
                                                                      ---------------
                 Mexico -- 2.2%
      934,425    America Movil SA de CV, Series L(c)                        2,243,314
                                                                      ---------------
                 Netherlands -- 3.0%
       28,400    Heineken NV                                                1,484,909
       20,500    Randstad Holding NV(c)                                     1,592,831
                                                                      ---------------
                                                                            3,077,740
                                                                      ---------------
                 Singapore -- 2.0%
       50,000    DBS Group Holdings Ltd.                                      703,665
      230,000    Keppel Land Ltd.(c)                                        1,432,171
                                                                      ---------------
                                                                            2,135,836
                                                                      ---------------
                 Sweden -- 0.8%
       23,275    Telefonaktiebolaget LM Ericsson ADR                          863,270
                                                                      ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Shares        Description                                                      Value (+)
----------------------------------------------------------------------------------------------
                 Switzerland -- 7.0%
      127,694    ABB Ltd.                                                      $     2,202,670
        5,150    Actelion Ltd.(e)                                                    1,200,268
        6,615    Julius Baer Holding Ltd.                                              906,591
        2,956    Nobel Biocare Holding AG                                            1,078,214
       13,226    Phonak Holding AG                                                   1,015,442
        5,113    Roche Holding AG(c)                                                   908,254
                                                                               ---------------
                                                                                     7,311,439
                                                                               ---------------
                 United Kingdom -- 3.3%
      140,300    Capita Group Plc                                                    1,886,623
      143,775    Man Group Plc                                                       1,571,955
                                                                               ---------------
                                                                                     3,458,578
                                                                               ---------------
                 United States -- 32.3%
       26,563    Adobe Systems, Inc.(e)                                              1,107,677
       14,890    Akamai Technologies, Inc.(e)                                          743,309
       13,630    Apple, Inc.(e)                                                      1,266,363
       24,926    AT&T, Inc.                                                            982,832
       14,705    Bank of America Corp.                                                 750,249
       36,250    CB Richard Ellis Group, Inc., Class A(c)(e)                         1,239,025
        3,031    Chicago Mercantile Exchange Holdings, Inc.(c)                       1,613,886
       68,075    Cisco Systems, Inc.(e)                                              1,737,955
       37,845    Corning, Inc.(e)                                                      860,595
       41,583    CVS/Caremark Corp.                                                  1,419,644
       11,775    ExxonMobil Corp.                                                      888,424
        6,800    Franklin Resources, Inc.                                              821,644
       17,605    Freeport-McMoRan Copper & Gold, Inc.                                1,165,275
        8,728    Genentech, Inc.(e)                                                    716,743
       11,435    Gilead Sciences, Inc.(e)                                              874,777
        9,500    Goldman Sachs Group, Inc.                                           1,962,985
        4,050    Google, Inc. Class A(e)                                             1,855,548
       23,750    Hewlett-Packard Co.                                                   953,325
        7,553    IntercontinentalExchange, Inc.(e)                                     923,052
       13,045    International Business Machines Corp.                               1,229,622
       10,025    Las Vegas Sands Corp.(c)(e)                                           868,265
       18,250    McDonald's Corp.                                                      822,163
       40,041    Network Appliance, Inc.(e)                                          1,462,297
       45,575    News Corp.(c)                                                       1,115,220
        7,610    NYSE Group, Inc.(c)(e)                                                713,438
       29,010    Owens-Illinois, Inc.(e)                                               747,588
       18,575    Precision Castparts Corp.                                           1,932,729
       11,400    Prudential Financial, Inc.(c)                                       1,028,964
       31,093    QUALCOMM, Inc.                                                      1,326,427
        9,900    Schlumberger Ltd.                                                     684,090
                                                                               ---------------
                                                                                    33,814,111
                                                                               ---------------
                 Total Common Stocks (Identified Cost $57,635,474)                  69,690,277
                                                                               ---------------
  Principal
 Amount (++)
----------------------------------------------------------------------------------------------
Short-Term Investments -- 20.5%
$   4,560,000    Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 3/30/07 at 4.250% to be repurchased at
                 $4,561,615 on 4/02/07 collateralized by $4,695,000 U.S.
                 Treasury Bill, 4.890% due 5/31/07 with a value of $4,653,919, including accrued interest (Note 2g of Notes to Financial
                 Statements)                                                         4,560,000
                                                                               ---------------

   Shares    Description                                                               Value (+)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- continued
  16,901,313 State Street Securities Lending Quality Trust(f)                       $    16,901,313
                                                                                    ---------------
             Total Short-Term Investments (Identified Cost $21,461,313)                  21,461,313
                                                                                    ---------------
             Total Investments -- 115.5%
             (Identified Cost $107,866,146)(a)                                          120,760,385
             Other assets less liabilities -- (15.5)%                                   (16,174,983)
                                                                                    ---------------
             Total Net Assets -- 100.0%                                             $   104,585,402
                                                                                    ===============
        (++) Principal Amount stated in U.S. Dollars unless otherwise stated.
         (+) See Note 2a of Notes to Financial Statements.
        (++) Amount shown represents units. One unit represents a principal amount of 100.
         (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales, gains realized from passive foreign investment companies and interest adjustments on defaulted bonds. Amortization of premium on debt securities is excluded for tax purposes.):
             At March 31, 2007, the net unrealized appreciation on investments based on a cost of $107,937,471 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                              $    13,686,488
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                     (863,574)
                                                                                    ---------------
             Net unrealized appreciation                                            $    12,822,914
                                                                                    ===============
         (b) Variable rate security. Rate as of March 31, 2007 is disclosed.
         (c) All or a portion of this security was on loan at March 31, 2007.
         (d) Non-income producing security due to default or bankruptcy filing.
         (e) Non-income producing security.
         (f) Represents investments of security lending collateral.
        144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the total value of these securities amounted to
             $3,272,587 or 3.13% of total net assets.
         ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

    Key to Abbreviations:
ARS Argentinean Peso
BRL Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
DKK Danish Krone
EUR Euro
GBP British Pound
IDR Indonesian Rupiah
ISK Iceland Krona
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
SGD Singapore Dollar
UYU Uruguayan Peso
ZAR South African Rand

Holdings at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                 Sovereigns                               7.7%
                 Capital Markets                          7.2
                 Communications Equipment                 5.6
                 Computers & Peripherals                  4.7
                 Diversified Financial Services           3.8
                 Wireless Telecommunication Services      3.5
                 Commercial Services & Supplies           3.4
                 Pharmaceuticals                          2.7
                 Biotechnology                            2.6
                 Diversified Telecommunications Services  2.6
                 Software                                 2.6
                 Internet Software & Services             2.5
                 Real Estate                              2.3
                 Electrical Equipment                     2.1
                 Healthcare Equipment & Supplies          2.0
                 Media                                    2.0
                 Other, less than 2% each                37.7

                See accompanying notes to financial statements.

            LOOMIS SAYLES GROWTH FUND  -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

   Shares       Description                                   Value (+)
--------------------------------------------------------------------------
Common Stocks -- 97.5% of Total Net Assets
                Aerospace & Defense -- 4.1%
      63,679    Boeing Co.                                 $     5,661,700
      98,055    Precision Castparts Corp.                       10,202,623
                                                           ---------------
                                                                15,864,323
                                                           ---------------
                Beverages -- 1.4%
      82,580    PepsiCo, Inc.                                    5,248,785
                                                           ---------------
                Biotechnology -- 5.4%
     107,916    Celgene Corp.(b)(c)                              5,661,273
      84,403    Genentech, Inc.(c)                               6,931,175
     108,130    Gilead Sciences, Inc.(c)                         8,271,945
                                                           ---------------
                                                                20,864,393
                                                           ---------------
                Capital Markets -- 8.3%
      40,084    BlackRock, Inc.(b)                               6,265,530
      58,955    Goldman Sachs Group, Inc.                       12,181,872
     112,686    Morgan Stanley                                   8,875,149
      97,172    T. Rowe Price Group, Inc.                        4,585,547
                                                           ---------------
                                                                31,908,098
                                                           ---------------
                Chemicals -- 1.0%
      69,786    Monsanto Co.                                     3,835,439
                                                           ---------------
                Commercial Services & Supplies -- 1.1%
      88,025    Monster Worldwide, Inc.(c)                       4,169,744
                                                           ---------------
                Communications Equipment -- 7.7%
     574,435    Cisco Systems, Inc.(c)                          14,665,325
     243,767    Corning, Inc.(c)                                 5,543,262
     225,653    QUALCOMM, Inc.                                   9,626,357
                                                           ---------------
                                                                29,834,944
                                                           ---------------
                Computers & Peripherals -- 10.0%
     154,712    Apple, Inc.(c)                                  14,374,292
     335,634    EMC Corp.(c)                                     4,648,531
     116,046    International Business Machines Corp.           10,938,496
     236,184    Network Appliance, Inc.(c)                       8,625,439
                                                           ---------------
                                                                38,586,758
                                                           ---------------
                Diversified Financial Services -- 4.4%
      14,398    Chicago Mercantile Exchange Holdings, Inc.       7,666,359
      44,527    IntercontinentalExchange, Inc.(c)                5,441,644
      39,573    NYSE Group, Inc.(b)(c)                           3,709,969
                                                           ---------------
                                                                16,817,972
                                                           ---------------
                Food & Staples Retailing -- 2.6%
     296,499    CVS/Caremark Corp.(b)                           10,122,476
                                                           ---------------
                Healthcare Equipment & Supplies -- 4.1%
      98,893    Baxter International, Inc.                       5,208,695
      95,541    St. Jude Medical, Inc.(c)                        3,593,297
     104,054    Stryker Corp.                                    6,900,861
                                                           ---------------
                                                                15,702,853
                                                           ---------------
                Hotels, Restaurants & Leisure -- 1.7%
      75,799    Las Vegas Sands Corp.(c)                         6,564,951
                                                           ---------------
                Insurance -- 1.4%
      79,059    American International Group, Inc.               5,314,346
                                                           ---------------
                Internet Software & Services -- 8.3%
     121,351    Akamai Technologies, Inc.(b)(c)                  6,057,842
     162,304    eBay, Inc.(c)                                    5,380,378
      34,684    Google, Inc., Class A(c)                        15,890,821
     149,875    Yahoo!, Inc.(c)                                  4,689,589
                                                           ---------------
                                                                32,018,630
                                                           ---------------

   Shares     Description                                                      Value (+)
-------------------------------------------------------------------------------------------
              IT Services -- 4.4%
       75,556 Alliance Data Systems Corp.(c)                                $     4,655,761
       82,923 Cognizant Technology Solutions Corp., Class A(b)(c)                 7,319,613
       48,191 MasterCard, Inc., Class A(b)                                        5,119,812
                                                                            ---------------
                                                                                 17,095,186
                                                                            ---------------
              Life Science Tools & Services -- 1.4%
      115,121 Thermo Fisher Scientific, Inc.(c)                                   5,381,907
                                                                            ---------------
              Media -- 6.9%
      305,508 Comcast Corp., Class A(c)                                           7,927,932
      112,567 McGraw-Hill Cos., Inc. (The)                                        7,078,213
      262,701 News Corp., Class A                                                 6,073,647
      165,948 Walt Disney Co. (The)                                               5,713,590
                                                                            ---------------
                                                                                 26,793,382
                                                                            ---------------
              Metals & Mining -- 3.5%
       54,754 Allegheny Technologies, Inc.                                        5,841,704
      115,827 Freeport-McMoRan Copper & Gold, Inc.(b)                             7,666,589
                                                                            ---------------
                                                                                 13,508,293
                                                                            ---------------
              Multiline Retail -- 2.4%
       56,056 Kohl's Corp.(c)                                                     4,294,450
       95,723 Nordstrom, Inc.                                                     5,067,576
                                                                            ---------------
                                                                                  9,362,026
                                                                            ---------------
              Oil, Gas & Consumable Fuels -- 1.8%
      127,147 XTO Energy, Inc.                                                    6,968,927
                                                                            ---------------
              Pharmaceuticals -- 2.6%
      177,620 Abbott Laboratories                                                 9,911,196
                                                                            ---------------
              Real Estate Management & Development -- 2.5%
      287,299 CB Richard Ellis Group, Inc., Class A(c)                            9,819,880
                                                                            ---------------
              Semiconductors & Semiconductor Equipment -- 1.7%
      106,445 MEMC Electronic Materials, Inc.(c)                                  6,448,438
                                                                            ---------------
              Software -- 4.8%
      153,301 Adobe Systems, Inc.(c)                                              6,392,652
      263,716 Microsoft Corp.                                                     7,349,765
      273,159 Oracle Corp.(c)                                                     4,952,372
                                                                            ---------------
                                                                                 18,694,789
                                                                            ---------------
              Specialty Retail -- 0.8%
       63,146 Best Buy Co., Inc.                                                  3,076,473
                                                                            ---------------
              Textiles Apparel & Luxury Goods -- 3.2%
      154,262 Coach, Inc.(c)                                                      7,720,813
       51,981 Polo Ralph Lauren Corp.                                             4,582,125
                                                                            ---------------
                                                                                 12,302,938
                                                                            ---------------
              Total Common Stocks (Identified Cost $339,280,130)                376,217,147
                                                                            ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------
Short-Term Investments -- 13.6%
$   5,844,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/07 at 4.250% to be repurchased at
              $5,846,070 on 4/02/07 collateralized by $6,015,000 U.S.
              Treasury Bill, 4.880% due 5/31/07 with a value of $5,962,369, including accrued interest (Note 2g of Notes to Financial
              Statements)                                                         5,844,000
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Shares    Description                                                             Value (+)
--------------------------------------------------------------------------------------------------
Short-Term Investments -- continued
  46,430,469 State Street Securities Lending Quality Trust(d)                     $    46,430,469
                                                                                  ---------------
             Total Short-Term Investments (Identified Cost $52,274,469)                52,274,469
                                                                                  ---------------
             Total Investments -- 111.1%
             (Identified Cost $391,554,599)(a)                                        428,491,616
             Other assets less liabilities -- (11.1)%                                 (42,798,735)
                                                                                  ---------------
             Total Net Assets -- 100.0%                                           $   385,692,881
                                                                                  ===============
         (+) See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
             At March 31, 2007, the net unrealized appreciation on investments based on cost of $391,554,599 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                            $    40,318,131
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                 (3,381,114)
                                                                                  ---------------
             Net unrealized appreciation                                          $    36,937,017
                                                                                  ===============
         (b) All or a portion of this security was on loan at March 31, 2007.
         (c) Non-income producing security.
         (d) Represents investments of security lending collateral.

Holdings at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                   Computers & Peripherals              10.0%
                   Internet Software & Services          8.3
                   Capital Markets                       8.3
                   Communications Equipment              7.7
                   Media                                 6.9
                   Biotechnology                         5.4
                   Software                              4.8
                   IT Services                           4.4
                   Diversified Financial Services        4.4
                   Aerospace & Defense                   4.1
                   Healthcare Equipment & Supplies       4.1
                   Metals & Mining                       3.5
                   Textiles Apparel & Luxury Goods       3.2
                   Food & Staples Retailing              2.6
                   Pharmaceuticals                       2.6
                   Real Estate Management & Development  2.5
                   Multiline Retail                      2.4
                   Other, Less than 2% each             12.3

                See accompanying notes to financial statements.

           LOOMIS SAYLES RESEARCH FUND  -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)


   Shares    Description                                        Value (+)
-------------------------------------------------------------------------------
Common Stocks -- 99.4% of Total Net Assets
             Aerospace & Defense -- 6.1%
       5,136 Boeing Co.                                      $       456,642
       2,942 Lockheed Martin Corp.                                   285,433
       2,936 Northrop Grumman Corp.                                  217,910
       3,391 Precision Castparts Corp.                               352,833
       6,762 United Technologies Corp.                               439,530
                                                             ---------------
                                                                   1,752,348
                                                             ---------------
             Beverages -- 5.3%
      12,305 Coca-Cola Co.                                           590,640
       6,484 Hansen Natural Corp.(b)(c)                              245,614
      10,854 PepsiCo, Inc.                                           689,880
                                                             ---------------
                                                                   1,526,134
                                                             ---------------
             Biotechnology -- 0.9%
       3,538 Gilead Sciences, Inc.(c)                                270,657
                                                             ---------------
             Capital Markets -- 5.7%
       9,258 E*Trade Financial Corp.(b)(c)                           196,455
       2,724 Goldman Sachs Group, Inc.                               562,860
       7,308 Merrill Lynch & Co., Inc.                               596,844
       4,465 State Street Corp.                                      289,109
                                                             ---------------
                                                                   1,645,268
                                                             ---------------
             Chemicals -- 0.8%
       3,555 Praxair, Inc.                                           223,823
                                                             ---------------
             Commercial Banks -- 3.3%
      12,351 U.S. Bancorp                                            431,915
      15,296 Wells Fargo & Co.                                       526,641
                                                             ---------------
                                                                     958,556
                                                             ---------------
             Communications Equipment -- 5.1%
      25,231 Cisco Systems, Inc.(c)                                  644,147
       5,752 Harris Corp.(b)                                         293,064
      13,276 Motorola, Inc.                                          234,587
       7,022 QUALCOMM, Inc.                                          299,559
                                                             ---------------
                                                                   1,471,357
                                                             ---------------
             Computers & Peripherals -- 4.2%
      21,543 EMC Corp.(c)                                            298,371
      16,511 Hewlett-Packard Co.                                     662,751
       7,029 Network Appliance, Inc.(b)(c)                           256,699
                                                             ---------------
                                                                   1,217,821
                                                             ---------------
             Consumer Finance -- 2.1%
      10,942 American Express Co.                                    617,129
                                                             ---------------
             Diversified Financial Services -- 2.6%
      14,554 Bank of America Corp.                                   742,545
                                                             ---------------
             Diversified Telecommunications Services -- 3.7%
      27,027 AT&T, Inc.                                            1,065,675
                                                             ---------------
             Electric Utilities -- 1.7%
       2,320 Entergy Corp.(b)                                        243,414
       3,639 Exelon Corp.(b)                                         250,036
                                                             ---------------
                                                                     493,450
                                                             ---------------
             Electrical Equipment -- 1.1%
       7,659 Emerson Electric Co.                                    330,026
                                                             ---------------
             Energy Equipment & Services -- 2.0%
       4,936 Grant Prideco, Inc.(b)(c)                               246,010
       4,941 Schlumberger Ltd.                                       341,423
                                                             ---------------
                                                                     587,433
                                                             ---------------

   Shares    Description                                         Value (+)
--------------------------------------------------------------------------------
             Healthcare Equipment & Supplies -- 4.3%
       8,019 Baxter International, Inc.                       $       422,361
       3,346 C.R. Bard, Inc.                                          266,040
       5,389 Medtronic, Inc.                                          264,384
       3,355 Zimmer Holdings, Inc.(b)(c)                              286,551
                                                              ---------------
                                                                    1,239,336
                                                              ---------------
             Healthcare Providers & Services -- 1.0%
       3,951 Cardinal Health, Inc.                                    288,226
                                                              ---------------
             Hotels, Restaurants & Leisure -- 0.8%
       3,737 Chipotle Mexican Grill, Inc., Class A(b)(c)              232,068
                                                              ---------------
             Household Products -- 4.0%
       6,952 Colgate-Palmolive Co.                                    464,324
      11,003 Procter & Gamble Co. (The)                               694,950
                                                              ---------------
                                                                    1,159,274
                                                              ---------------
             Independent Power Producer & Energy -- 2.0%
       2,761 Constellation Energy Group                               240,069
       4,612 NRG Energy, Inc.(b)(c)                                   332,248
                                                              ---------------
                                                                      572,317
                                                              ---------------
             Industrial Conglomerates -- 2.8%
       7,538 General Electric Co.                                     266,544
       2,542 Textron, Inc.(b)                                         228,271
       9,431 Tyco International Ltd.                                  297,548
                                                              ---------------
                                                                      792,363
                                                              ---------------
             Insurance -- 6.7%
       4,816 Aflac, Inc.                                              226,641
      11,501 American International Group, Inc.                       773,097
       7,029 Chubb Corp. (The)(b)                                     363,188
       6,129 Prudential Financial, Inc.                               553,204
                                                              ---------------
                                                                    1,916,130
                                                              ---------------
             Internet Software & Services -- 1.7%
       1,074 Google, Inc. Class A(c)                                  492,064
                                                              ---------------
             IT Services -- 0.9%
       2,990 Cognizant Technology Solutions Corp., Class A(c)         263,927
                                                              ---------------
             Life Science Tools & Services -- 1.3%
       7,922 Thermo Fisher Scientific, Inc.(b)(c)                     370,354
                                                              ---------------
             Machinery -- 1.1%
       3,791 Eaton Corp.                                              316,776
                                                              ---------------
             Media -- 2.7%
      15,902 News Corp., Class A(b)                                   367,654
      20,493 Time Warner, Inc.(b)                                     404,122
                                                              ---------------
                                                                      771,776
                                                              ---------------
             Metals & Mining -- 2.4%
      10,383 Freeport-McMoRan Copper & Gold, Inc.                     687,251
                                                              ---------------
             Multiline Retail -- 5.1%
       7,796 Federated Department Stores, Inc.                        351,210
       5,298 J.C. Penney Co., Inc.(b)                                 435,284
       4,704 Kohl's Corp.(c)                                          360,373
       6,189 Nordstrom, Inc.                                          327,646
                                                              ---------------
                                                                    1,474,513
                                                              ---------------
             Oil, Gas & Consumable Fuels -- 7.9%
       5,563 ConocoPhillips                                           380,231
      15,383 ExxonMobil Corp.                                       1,160,647

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

   Shares     Description                                                            Value (+)
----------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels (continued)
        7,212 Hess Corp.                                                          $       400,050
        6,366 XTO Energy, Inc.                                                            348,921
                                                                                  ---------------
                                                                                        2,289,849
                                                                                  ---------------
              Pharmaceuticals -- 4.6%
       10,541 Abbott Laboratories                                                         588,188
        6,706 Johnson & Johnson                                                           404,103
       12,588 Schering-Plough Corp.                                                       321,120
                                                                                  ---------------
                                                                                        1,313,411
                                                                                  ---------------
              Real Estate Management & Development -- 0.8%
        7,029 CB Richard Ellis Group, Inc., Class A(b)(c)                                 240,251
                                                                                  ---------------
              Semiconductors & Semiconductor Equipment -- 1.2%
       11,384 Texas Instruments, Inc.                                                     342,658
                                                                                  ---------------
              Software -- 1.6%
       24,841 Oracle Corp.(c)                                                             450,367
                                                                                  ---------------
              Specialty Retail -- 0.9%
       14,254 Gap, Inc. (The)                                                             245,311
                                                                                  ---------------
              Textiles Apparel & Luxury Goods -- 1.0%
        2,714 NIKE, Inc., Class B                                                         288,390
                                                                                  ---------------
              Total Common Stocks (Identified Cost $26,383,514)                        28,648,834
                                                                                  ---------------
  Principal
   Amount
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 13.9%
$     322,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/30/07 at 4.250% to be repurchased at
              $322,114 on 4/02/07 collateralized by $340,000 U.S. Treasury
              Bill, 4.890% due 9/27/07 with a value of $331,840, including
              accrued interest (Note 2g of Notes to Financial Statements)                 322,000
                                                                                  ---------------
   Shares
----------------------------------------------------------------------------------------------------
    3,694,617 State Street Securities Lending Quality Trust(d)                          3,694,617
                                                                                  ---------------
              Total Short-Term Investments (Identified Cost $4,016,617)                 4,016,617
                                                                                  ---------------
              Total Investments -- 113.3%
              (Identified Cost $30,400,131)(a)                                         32,665,451
              Other assets less liabilities -- (13.3)%                                 (3,846,718)
                                                                                  ---------------
              Total Net Assets -- 100.0%                                          $    28,818,733
                                                                                  ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information: Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
              At March 31, 2007, the net unrealized appreciation on investments based on cost of $30,400,131 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all securities in which
              there is an excess of value over tax cost                           $     2,647,088
              Aggregate gross unrealized depreciation for all securities in which
              there is an excess of tax cost over value                                  (381,768)
                                                                                  ---------------
              Net unrealized appreciation                                         $     2,265,320
                                                                                  ===============
          (b) All or a portion of this security was on loan at March 31, 2007.
          (c) Non-income producing security.
          (d) Represents investments of security lending collateral.

Holdings at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                 Oil, Gas & Consumable Fuels              7.9%
                 Insurance                                6.7
                 Aerospace & Defense                      6.1
                 Capital Markets                          5.7
                 Beverages                                5.3
                 Multiline Retail                         5.1
                 Communications Equipment                 5.1
                 Pharmaceuticals                          4.6
                 Healthcare Equipment & Supplies          4.3
                 Computers & Peripherals                  4.2
                 Household Products                       4.0
                 Diversified Telecommunications Services  3.7
                 Commercial Banks                         3.3
                 Industrial Conglomerates                 2.8
                 Media                                    2.7
                 Diversified Financial Services           2.6
                 Metals & Mining                          2.4
                 Consumer Finance                         2.1
                 Energy Equipment & Services              2.0
                 Independent Power Producer & Energy      2.0
                 Other, Less than 2% Each                16.8

                See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS & LIABILITIES

March 31, 2007 (Unaudited)

                                           Global Markets Fund       Growth Fund           Research Fund
                                          --------------------- ---------------------  ---------------------
                                          --------------------- ---------------------  ---------------------
ASSETS
 Investments at cost                      $         107,866,146 $         391,554,599  $          30,400,131
 Net unrealized appreciation                         12,894,239            36,937,017              2,265,320
                                          --------------------- ---------------------  ---------------------
   Investments at value (a)                         120,760,385           428,491,616             32,665,451
 Cash                                                        --                   474                    430
 Foreign currency at value (identified
   cost $274,641)                                       275,677                    --                     --
 Receivable for Fund shares sold                        269,105               567,803                 10,091
 Receivable for securities sold                         320,427             4,887,563                396,505
 Dividends and interest receivable                      595,578                75,369                 26,723
 Unrealized appreciation on forward
   foreign currency contracts                            12,595                    --                     --
 Receivable from investment adviser
   (Note 4)                                               4,169                    --                  5,504
 Securities lending income receivable                    74,326                26,053                    957
 Other assets                                             1,050                    --                     --
                                          --------------------- ---------------------  ---------------------
   TOTAL ASSETS                                     122,313,312           434,048,878             33,105,661
                                          --------------------- ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    16,901,313            46,430,469              3,694,617
 Due to custodian                                       319,867                    --                     --
 Payable for securities purchased                       336,096               900,633                421,626
 Payable for Fund shares redeemed                        35,405               528,929                108,176
 Unrealized depreciation on forward
   foreign currency contracts                            13,121                    --                     --
 Management fees payable (Note 4)                        64,164               177,965                 12,100
 Administrative fees payable (Note 4)                     4,775                19,469                  1,431
 Deferred Trustees' fees (Note 4)                        29,716                67,929                 28,038
 Service and distribution fees payable
   (Note 4)                                               1,758                 6,574                    119
 Other accounts payable and accrued
   expenses                                              21,695               224,029                 20,821
                                          --------------------- ---------------------  ---------------------
   TOTAL LIABILITIES                                 17,727,910            48,355,997              4,286,928
                                          --------------------- ---------------------  ---------------------
NET ASSETS                                $         104,585,402 $         385,692,881  $          28,818,733
                                          ===================== =====================  =====================
NET ASSETS CONSIST OF :
 Paid-in capital                                     90,617,764           586,398,527             25,151,652
 Undistributed net investment income
   (loss)                                                97,015              (930,123)                14,555
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                         982,956          (236,712,540)             1,387,206
 Net unrealized appreciation on
   investments and foreign currency
   translations                                      12,887,667            36,937,017              2,265,320
                                          --------------------- ---------------------  ---------------------
NET ASSETS                                $         104,585,402 $         385,692,881  $          28,818,733
                                          ===================== =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          12,769,899 $         212,272,952  $           1,722,506
                                          ===================== =====================  =====================
   Shares of beneficial interest                        934,093            34,128,610                196,008
                                          ===================== =====================  =====================
   Net asset value and redemption price
    per share                             $               13.67 $                6.22  $                8.79
                                          ===================== =====================  =====================
   Offering price per share (100/94.25
    of $13.67, $6.22, $8.79) (Note 1)     $               14.50 $                6.60  $                9.33
                                          ===================== =====================  =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $                  -- $          28,805,469  $             376,490
                                          ===================== =====================  =====================
   Shares of beneficial interest                             --             4,760,579                 43,638
                                          ===================== =====================  =====================
   Net asset value and offering price
    per share                             $                  -- $                6.05  $                8.63
                                          ===================== =====================  =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          29,036,231 $          38,033,309  $           1,338,051
                                          ===================== =====================  =====================
   Shares of beneficial interest                      2,132,861             6,279,369                155,766
                                          ===================== =====================  =====================
   Net asset value and offering price
    per share                             $               13.61 $                6.06  $                8.59
                                          ===================== =====================  =====================
 Class Y shares:
   Net assets                             $          62,779,272 $         106,581,151  $          25,381,686
                                          ===================== =====================  =====================
   Shares of beneficial interest                      4,586,349            16,434,399              2,870,924
                                          ===================== =====================  =====================
   Net asset value, offering and
    redemption price per share            $               13.69 $                6.49  $                8.84
                                          ===================== =====================  =====================
 (a) Including securities on loan with
   a market values of:                    $          16,308,805 $          45,317,005  $           3,625,400
                                          ===================== =====================  =====================

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2007 (Unaudited)

                                           Global Markets Fund        Growth Fund           Research Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $             279,247  $           1,206,214  $             213,583
 Interest                                               933,269                114,905                  6,280
 Securities lending income (Note 2)                      30,154                117,134                  4,465
 Less net foreign taxes withheld                         (7,785)                    --                     --
                                          ---------------------  ---------------------  ---------------------
                                                      1,234,885              1,438,253                224,328
                                          ---------------------  ---------------------  ---------------------
 Expenses
   Management fees (Note 4)                             357,314              1,032,871                 70,614
   Service fees - Class A (Note 4)                       15,253                276,199                  1,790
   Service and distribution fees -
    Class B (Note 4)                                         --                154,688                  1,992
   Service and distribution fees -
    Class C (Note 4)                                    120,165                204,314                  6,361
   Trustees' fees and expenses (Note 4)                   8,009                 15,775                  6,646
   Administrative fees (Note 4)                          27,125                117,706                  8,041
   Custodian fees and expenses                           36,594                 23,301                 12,655
   Transfer agent fees and expenses -
    Class A                                               6,153                263,329                  1,220
   Transfer agent fees and expenses -
    Class B                                                  --                 22,918                    404
   Transfer agent fees and expenses -
    Class C                                              10,858                 48,744                  1,264
   Transfer agent fees and expenses -
    Class Y                                               6,478                 20,151                  5,952
   Audit and tax services fees                           22,894                 18,093                 18,655
   Legal fees                                             1,256                  5,844                    398
   Shareholder reporting expenses                         6,480                 55,117                  3,284
   Registration fees                                     18,271                 26,232                 26,672
   Expense recapture - Class A (Note 4)                      --                  3,129                     --
   Expense recapture - Class B (Note 4)                      --                 10,586                     --
   Miscellaneous expenses                                 6,472                 11,292                  3,128
                                          ---------------------  ---------------------  ---------------------
 Total expenses                                         643,322              2,310,289                169,076
                                          ---------------------  ---------------------  ---------------------
   Less reimbursement/waiver (Note 4)                   (31,486)                    --                (36,561)
                                          ---------------------  ---------------------  ---------------------
 Net expenses                                           611,836              2,310,289                132,515
                                          ---------------------  ---------------------  ---------------------
 Net investment income (loss)                           623,049               (872,036)                91,813
                                          ---------------------  ---------------------  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments - net                                  1,434,847              4,662,562              1,847,844
   Foreign currency transactions - net                    7,355                     --                     --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - (net increase in
    foreign capital gains tax accrual
    of $13,905 on Global Markets Fund)                8,144,245             22,987,411               (256,117)
   Foreign currency translations - net                  (34,913)                    --                     --
                                          ---------------------  ---------------------  ---------------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       9,551,534             27,649,973              1,591,727
                                          ---------------------  ---------------------  ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $          10,174,583  $          26,777,937  $           1,683,540
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                       Global Markets Fund
                                          --------------------------------------------
                                             Six Months Ended         Year Ended
                                              March 31, 2007         September 30,
                                               (Unaudited)               2006
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
FROM OPERATIONS:
 Net investment income (loss)             $             623,049  $           1,093,311
 Net realized gain (loss) on
   investments and foreign currency
   transactions                                       1,442,202              1,028,457
 Net change in net unrealized
   appreciation (depreciation) on
   investments and foreign currency
   translations                                       8,109,332                828,609
                                          ---------------------  ---------------------
 Increase (decrease) in net assets
   resulting from operations                         10,174,583              2,950,377
                                          ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class A                                             (238,081)                    --
   Class B                                                   --                     --
   Class C                                             (346,135)                    --
   Class Y                                           (1,143,953)              (776,370)
 Net realized capital gains
   Class A                                                   --                     --
   Class B                                                   --                     --
   Class C                                                   --                     --
   Class Y                                                   --                     --
                                          ---------------------  ---------------------
 Total distributions                                 (1,728,169)              (776,370)
                                          ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8)                  6,819,802             39,428,816
                                          ---------------------  ---------------------
 Redemption Fees
   Class A                                                1,344                     --
   Class Y                                                2,068                    895
                                          ---------------------  ---------------------
 Net increase (decrease) in net assets               15,269,628             41,603,718
                                          ---------------------  ---------------------
NET ASSETS
 Beginning of period                                 89,315,774             47,712,056
                                          ---------------------  ---------------------
 End of period                            $         104,585,402  $          89,315,774
                                          =====================  =====================
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS)                                   $              97,015  $           1,202,135
                                          =====================  =====================

                                                           Growth Fund
                                          --------------------------------------------
                                             Six Months Ended         Year Ended
                                              March 31, 2007         September 30,
                                               (Unaudited)               2006
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
FROM OPERATIONS:
 Net investment income (loss)             $            (872,036) $            (290,409)
 Net realized gain (loss) on
   investments and foreign currency
   transactions                                       4,662,562             (6,416,354)
 Net change in net unrealized
   appreciation (depreciation) on
   investments and foreign currency
   translations                                      22,987,411            (14,594,029)
                                          ---------------------  ---------------------
 Increase (decrease) in net assets
   resulting from operations                         26,777,937            (21,300,792)
                                          ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class A                                                   --                     --
   Class B                                                   --                     --
   Class C                                                   --                     --
   Class Y                                                   --                     --
 Net realized capital gains
   Class A                                                   --                     --
   Class B                                                   --                     --
   Class C                                                   --                     --
   Class Y                                                   --                     --
                                          ---------------------  ---------------------
 Total distributions                                         --                     --
                                          ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8)                (63,867,157)           233,029,131
                                          ---------------------  ---------------------
 Redemption Fees
   Class A                                                   --                     --
   Class Y                                                   --                     --
                                          ---------------------  ---------------------
 Net increase (decrease) in net assets              (37,089,220)           211,728,339
                                          ---------------------  ---------------------
NET ASSETS
 Beginning of period                                422,782,101            211,053,762
                                          ---------------------  ---------------------
 End of period                            $         385,692,881  $         422,782,101
                                          =====================  =====================
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS)                                   $            (930,123) $             (58,087)
                                          =====================  =====================

                                                          Research Fund
                                          --------------------------------------------
                                             Six Months Ended         Year Ended
                                              March 31, 2007         September 30,
                                               (Unaudited)               2006
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
FROM OPERATIONS:
 Net investment income (loss)             $              91,813  $             243,112
 Net realized gain (loss) on
   investments and foreign currency
   transactions                                       1,847,844              2,918,811
 Net change in net unrealized
   appreciation (depreciation) on
   investments and foreign currency
   translations                                        (256,117)              (960,150)
                                          ---------------------  ---------------------
 Increase (decrease) in net assets
   resulting from operations                          1,683,540              2,201,773
                                          ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class A                                               (9,859)                (1,464)
   Class B                                                 (509)                    --
   Class C                                               (2,662)                  (293)
   Class Y                                             (260,548)              (136,217)
 Net realized capital gains
   Class A                                             (161,282)               (24,273)
   Class B                                              (48,393)               (11,723)
   Class C                                             (147,505)               (13,059)
   Class Y                                           (2,907,435)            (1,272,543)
                                          ---------------------  ---------------------
 Total distributions                                 (3,538,193)            (1,459,572)
                                          ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8)                  4,715,923               (130,794)
                                          ---------------------  ---------------------
 Redemption Fees
   Class A                                                   --                     --
   Class Y                                                   --                     --
                                          ---------------------  ---------------------
 Net increase (decrease) in net assets                2,861,270                611,407
                                          ---------------------  ---------------------
NET ASSETS
 Beginning of period                                 25,957,463             25,346,056
                                          ---------------------  ---------------------
 End of period                            $          28,818,733  $          25,957,463
                                          =====================  =====================
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS)                                   $              14,555  $             196,320
                                          =====================  =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations              Less distributions
                                  ---------------------------------------   -----------------------------------------

                    Net asset
                      value,                                                  Dividends    Distributions
                    beginning        Net       Net realized   Total from         from        from net
                        of        investment  and unrealized  investment    net investment   realized        Total     Redemption
                    the period    income (c)   gain (loss)    operations        income     capital gains distributions  fee (d)
                    ----------    ----------  --------------  ----------    -------------- ------------- ------------- ----------
GLOBAL MARKETS FUND
   Class A
  3/31/2007(f)      $    12.49    $     0.09    $     1.34    $     1.43      $    (0.25)   $       --    $    (0.25)  $     0.00
  9/30/2006*             12.71          0.12         (0.34)        (0.22)             --            --            --           --
   Class C
  3/31/2007(f)           12.43          0.04          1.33          1.37           (0.19)           --         (0.19)        0.00
  9/30/2006*             12.71          0.06         (0.34)        (0.28)             --            --            --           --
   Class Y
  3/31/2007(f)           12.51          0.11          1.34          1.45           (0.27)           --         (0.27)        0.00
  9/30/2006**            11.84          0.19          0.64          0.83           (0.16)           --         (0.16)        0.00
  9/30/2005              10.19          0.19          1.73          1.92           (0.27)           --         (0.27)        0.00
  9/30/2004               9.32          0.25          0.96          1.21           (0.34)           --         (0.34)          --
  9/30/2003               7.53          0.32          1.74          2.06           (0.27)           --         (0.27)          --
  9/30/2002***            8.48          0.35         (0.55)        (0.20)          (0.75)           --         (0.75)          --




*  From commencement of Class operations on February 1, 2006 through
   September 30, 2006.
** Prior to the close of business on February 1, 2006, the Fund offered
   Institutional Class shares, which were redesignated as Class Y shares on that date.
***As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional Class per share net investment income and net realized and unrealized gain (loss) was less than 0.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 4.29% to 4.26% on an annualized basis.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.

                See accompanying notes to financial statements.

                                        Ratios to average net assets
                                     -----------------------------------

Net asset                Net assets,
value, end     Total       end of       Net       Gross      Net investment Portfolio
  of the      return     the period   expenses   expenses        income     turnover
  period      (%) (a)      (000's)   (%) (b)(g)  (%) (g)        (%) (g)     rate (%)
---------- ---------     ----------- ----------  ---------   -------------- ---------
$    13.67      11.5(e)  $   12,770       1.25        1.37          1.34           38
     12.49      (1.7)(e)     10,438       1.25        1.56          1.52          103
     13.61      11.0(e)      29,036       2.00        2.11          0.59           38
     12.43      (2.1)(e)     20,228       2.00        2.32          0.78          103
     13.69      11.7         62,779       1.00        1.04          1.60           38
     12.51       7.1         58,650       1.00        1.19          1.58          103
     11.84      19.1         47,712       1.00        1.46          1.72           78
     10.19      13.2         17,274       1.00        1.87          2.55           69
      9.32      28.0         10,499       1.00        2.23          3.81           94
      7.53      (3.0)         8,340       1.00        2.43          4.26          113




(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than 0.01 per share, if applicable.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)For the six months ended March 31, 2007 (Unaudited).
(g)Annualized for periods less than one year.

For a share outstanding throughout each period.

                            Income (loss) from investment operations              Less distributions
                            ---------------------------------------   ------------------------------------------

                Net asset
                  value,         Net                                    Dividends    Distributions
                beginning    investment    Net realized  Total from        from        from net
                    of         income     and unrealized investment   net investment   realized        Total
                the period  (loss) (c)(d)  gain (loss)   operations       income     capital gains distributions
                ----------  ------------- -------------- ----------   -------------- ------------- -------------
GROWTH FUND
   Class A
  3/31/2007(g)  $     5.84   $    (0.01)    $     0.39   $     0.38     $       --    $       --    $       --
  9/30/2006           6.03        (0.00)         (0.19)       (0.19)            --            --            --
  9/30/2005           4.98        (0.02)          1.07         1.05             --            --            --
  9/30/2004           4.41        (0.03)          0.60         0.57             --            --            --
  9/30/2003           3.65        (0.02)          0.78         0.76             --            --            --
  9/30/2002           4.12        (0.03)         (0.44)       (0.47)            --            --            --
   Class B
  3/31/2007(g)        5.70        (0.03)          0.38         0.35             --            --            --
  9/30/2006           5.94        (0.05)         (0.19)       (0.24)            --            --            --
  9/30/2005           4.94        (0.06)          1.06         1.00             --            --            --
  9/30/2004           4.41        (0.07)          0.60         0.53             --            --            --
  9/30/2003*          4.54        (0.00)         (0.13)       (0.13)            --            --            --
   Class C
  3/31/2007(g)        5.71        (0.03)          0.38         0.35             --            --            --
  9/30/2006           5.94        (0.04)         (0.19)       (0.23)            --            --            --
  9/30/2005           4.94        (0.06)          1.06         1.00             --            --            --
  9/30/2004           4.41        (0.06)          0.59         0.53             --            --            --
  9/30/2003*          4.54        (0.00)         (0.13)       (0.13)            --            --            --
   Class Y
  3/31/2007(g)        6.08         0.00           0.41         0.41             --            --            --
  9/30/2006           6.26         0.02          (0.20)       (0.18)            --            --            --
  9/30/2005           5.15        (0.00)          1.11         1.11             --            --            --
  9/30/2004           4.55        (0.02)          0.62         0.60             --            --            --
  9/30/2003           3.75        (0.01)          0.81         0.80             --            --            --
  9/30/2002           4.23        (0.02)         (0.46)       (0.48)            --            --            --



* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than 0.01 per share, if applicable.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

                See accompanying notes to financial statements.

                                              Ratios to average net assets
                                        ---------------------------------------

                            Net assets,
  Net asset       Total       end of        Net         Gross     Net investment Portfolio
 value, end      return     the period    expenses     expenses       income     turnover
of the period    (%) (a)      (000's)    (%) (b)(h)    (%) (h)    (loss) (%) (h) rate (%)
------------- ---------     ----------- ----------   ---------    -------------- ---------
 $     6.22         6.5(e)  $  212,273       1.12(j)      1.12(j)       (0.43)          62
       5.84        (3.2)(e)    225,729       1.10         1.17          (0.03)         174
       6.03        21.1(e)      51,248       1.10         1.60          (0.38)         164
       4.98        12.9(e)      14,072       1.10         1.70          (0.58)         171
       4.41        20.8(f)         947       1.10         3.11          (0.45)         201
       3.65       (11.4)           456       1.10         5.20          (0.65)         192
       6.05         6.1(e)      28,805       1.85(j)      1.85(j)       (1.15)          62
       5.70        (4.0)(e)     32,160       1.95         2.11          (0.85)         174
       5.94        20.2(e)      38,538       1.85         2.33          (1.14)         164
       4.94        12.0(e)      12,532       1.85         2.45          (1.33)         171
       4.41        (2.9)(f)          2       1.85         7.92          (1.29)         201
       6.06         6.1(e)      38,033       1.87         1.87          (1.17)          62
       5.71        (3.9)(e)     43,415       1.85         1.95          (0.76)         174
       5.94        20.2(e)      25,734       1.85         2.35          (1.10)         164
       4.94        12.0(e)       6,826       1.85         2.45          (1.30)         171
       4.41        (2.9)(f)          2       1.85         7.92          (1.29)         201
       6.49         6.7        106,581       0.67         0.67           0.03           62
       6.08        (2.9)       121,478       0.80(i)      0.80(i)        0.31          174
       6.26        21.6         95,534       0.85         0.97          (0.05)         164
       5.15        13.2         40,165       0.85         1.04          (0.32)         171
       4.55        21.3         28,898       0.85         1.18          (0.20)         201
       3.75       (11.4)        19,635       0.85         1.32          (0.39)         192



(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)For the six months ended March 31, 2007 (Unaudited).
(h)Annualized for periods less than one year.
(i)Includes expense recapture of 0.07%. See Note 4.
(j)Includes expense recapture of 0.003% and 0.07% for Class A and Class B, respectively. See Note 4.

For a share outstanding throughout each period.

                           Income (loss) from investment operations               Less distributions
                           ---------------------------------------  ---------------------------------------------

                Net asset
                  value,        Net                                   Dividends    Distributions
                beginning   investment    Net realized  Total from       from        from net
                    of        income     and unrealized investment  net investment   realized          Total
                the period (loss) (c)(d)  gain (loss)   operations    income (d)   capital gains distributions (d)
                ---------- ------------- -------------- ----------  -------------- ------------- -----------------
RESEARCH FUND
   Class A
  3/31/2007(g)  $     9.42  $     0.02     $     0.55   $     0.57    $    (0.07)   $    (1.13)     $    (1.20)
  9/30/2006           9.22        0.05           0.64         0.69         (0.03)        (0.46)          (0.49)
  9/30/2005           7.79        0.00           1.43         1.43         (0.00)           --           (0.00)
  9/30/2004           6.90        0.01           0.90         0.91         (0.02)           --           (0.02)
  9/30/2003           5.69        0.02           1.20         1.22         (0.01)           --           (0.01)
  9/30/2002*          7.61        0.01          (1.92)       (1.91)        (0.01)           --           (0.01)
   Class B
  3/31/2007(g)        9.25       (0.02)          0.54         0.52         (0.01)        (1.13)          (1.14)
  9/30/2006           9.10       (0.02)          0.63         0.61         (0.00)        (0.46)          (0.46)
  9/30/2005           7.73       (0.06)          1.43         1.37         (0.00)           --           (0.00)
  9/30/2004           6.90       (0.05)          0.90         0.85         (0.02)           --           (0.02)
  9/30/2003**         7.05        0.00          (0.15)       (0.15)           --            --              --
   Class C
  3/31/2007(g)        9.22       (0.02)          0.54         0.52         (0.02)        (1.13)          (1.15)
  9/30/2006           9.08       (0.02)          0.63         0.61         (0.01)        (0.46)          (0.47)
  9/30/2005           7.73       (0.07)          1.42         1.35         (0.00)           --           (0.00)
  9/30/2004           6.90       (0.05)          0.88         0.83            --            --              --
  9/30/2003**         7.05        0.00          (0.15)       (0.15)           --            --              --
   Class Y
  3/31/2007(g)        9.49        0.03           0.55         0.58         (0.10)        (1.13)          (1.23)
  9/30/2006           9.27        0.09           0.64         0.73         (0.05)        (0.46)          (0.51)
  9/30/2005           7.82        0.04           1.44         1.48         (0.03)           --           (0.03)
  9/30/2004           6.92        0.03           0.90         0.93         (0.03)           --           (0.03)
  9/30/2003           5.71        0.04           1.20         1.24         (0.03)           --           (0.03)
  9/30/2002           6.85        0.03          (1.16)       (1.13)        (0.01)           --           (0.01)



*  From commencement of Class operations on November 30, 2001 through
   September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


                See accompanying notes to financial statements.

                                          Ratios to average net assets
                                       ----------------------------------

Net asset                Net assets,
  value,       Total       end of         Net      Gross    Net investment Portfolio
  end of      return     the period     expenses  expenses  income (loss)  turnover
the period    (%) (a)      (000's)     (%) (b)(h) (%) (h)      (%) (h)     rate (%)
---------- ---------     -----------   ---------- --------- -------------- ---------
$     8.79       6.2(e)  $    1,723         1.25       1.48        0.33           82
      9.42       7.7(e)       1,331         1.25       1.68        0.56          143
      9.22      18.4(e)         344         1.25      34.73        0.03          133
      7.79      13.2(e)         106         1.21      39.85        0.07          151
      6.90      21.5(f)          41         1.10      28.75        0.35          138
      5.69     (25.2)            17         1.10     213.89        0.22          130
      8.63       5.7(e)         376         2.00       2.27       (0.40)          82
      9.25       6.9(e)         331         2.00       2.33       (0.19)         143
      9.10      17.8(e)         210         2.00      41.40       (0.71)         133
      7.73      12.3(e)          57         2.00      40.60       (0.71)         151
      6.90      (2.1)(f)          2         2.00     125.11       (0.72)         138
      8.59       5.7(e)       1,338         2.00       2.26       (0.42)          82
      9.22       6.9(e)       1,198         2.00       2.37       (0.18)         143
      9.08      17.5(e)         140         2.00      37.60       (0.76)         133
      7.73      12.0(e)           3         2.00      40.60       (0.59)         151
      6.90      (2.1)(f)          2         2.00     125.11       (0.72)         138
      8.84       6.3         25,382         0.85       1.11        0.74           82
      9.49       8.1         23,096         0.85       1.26        0.98          143
      9.27      19.0         24,651         0.85       1.31        0.43          133
      7.82      13.5         21,721         0.85       1.50        0.44          151
      6.92      21.8         21,881         0.85       1.31        0.59          138
      5.71     (16.6)        15,889         0.89       1.46        0.36          130



(d)Amount rounds to less than $0.01 per share, if applicable.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)For the six months ended March 31, 2007 (Unaudited).
(h)Annualized for periods less than one year.

                         NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds of the Trust are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles Global Markets Fund (the "Global Markets Fund")
Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles Research Fund (the "Research Fund")

Each Fund offers Class A, Class C and Class Y shares. Growth Fund and Research Fund also offer Class B shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Funds' prospectus. Prior to March 16, 2007, the minimum initial investment for Class Y shares was $1,000,000.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security.

In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of March 31, 2007, approximately 30% of the market value of investments of the Global Markets Fund were fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified and interest income is recorded on an accrual basis. Interest income is increased by the accretion of

March 31, 2007 (Unaudited)

discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2007, the Global Markets Fund had the following open forward foreign currency contracts:

                                     Local     Aggregate            Unrealized
                         Delivery   Currency     Face     Total    Appreciation
                           Date      Amount     Amount    Value   (Depreciation)
-                        --------- ----------- --------- -------- --------------
Australia Dollar (buy)   6/20/2007      70,000 $ 55,276  $ 56,592    $ 1,316
Australia Dollar (buy)   6/20/2007     155,000  120,234   125,310      5,076
Australia Dollar (sell)  6/20/2007     225,000  174,107   181,901     (7,794)
Columbia Peso (sell)     4/16/2007 688,000,000  306,965   312,292     (5,327)
South Africa Rand (buy)  6/20/2007     900,000  119,066   122,366      3,300
South Africa Rand (sell) 6/20/2007   1,800,000  247,634   244,731      2,903

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies ("PFICs") and premium amortization accruals. Permanent book and tax basis differences relating to shareholder

March 31, 2007 (Unaudited)

distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, wash sales, unrealized gains on PFICs, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2006 was as follows:

                                                      2006 Distributions Paid From:
-                                            ------------------------------------------------
                                                  Ordinary         Long-Term
Fund                                               Income        Capital Gains      Total
----                                               ------        -------------      -----
Global Markets Fund                               $ 776,370      $         --    $   776,370
Growth Fund                                              --                --             --
Research Fund                                       137,974         1,321,598      1,459,572

As of September 30, 2006, capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:                   Global Markets Fund  Growth Fund   Research Fund
--------------------------                   -------------------  -----------   -------------
Expires September 31, 2008                        $      --      $         --    $        --
Expires September 31, 2009                               --                --             --
Expires September 31, 2010                               --       (29,812,842)*           --
Expires September 31, 2011                         (311,587)       (6,192,314)*           --
                                                  ---------      ------------    -----------
Total Capital loss carryforward                    (311,587)     $(36,005,156)*  $        --
                                                  =========      ============    ===========
Deferred net capital losses (post-October
  2005)                                                  --      $ (7,888,832)   $        --

* A significant portion of the Loomis Sayles Growth Fund's losses are a result of prior year mergers; therefore, these losses have been limited under
Section 382 of the Internal Revenue Code.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2007 were as follows:

                                     Market Value
                                     of Securities  Value of
                                        on Loan    Collateral
                 -                   ------------- -----------
                 Global Markets Fund $ 16,308,805  $16,901,313
                 Growth Fund           45,317,005   46,430,469
                 Research Fund          3,625,400    3,694,617

March 31, 2007 (Unaudited)


i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncements. Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Accordingly, Management is continuing to evaluate the impact the adoption of FIN 48 may have on the Funds' net assets and results of operations. In compliance with the recently issued SEC guidance the impacts, if any, will be reflected in the Funds' semiannual financial statements as of March 31, 2008.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the six months ended March 31, 2007, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were as follows:

                 Fund                 Purchases      Sales
                 ----                ------------ ------------
                 Global Markets Fund $ 38,254,405 $ 34,623,442
                 Growth Fund          249,647,156  316,980,030
                 Research Fund         24,246,442   23,060,880

For the six months ended March 31, 2007 purchases and sales of U.S. Government/Agency Securities by the Global Markets Fund were $225,980 and $499,860, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                           Percentage of
                                           Average Daily
                       Fund                 Net Assets
                       ----                -------------
                       Global Markets Fund     0.75%
                       Growth Fund             0.50%
                       Research Fund           0.50%

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the six months ended March 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                  Expense Limit as a Percentage of
                                     Average Daily Net Assets
              -                   ------------------------------
              Fund                Class A  Class B Class C Class Y
              ----                -------  ------- ------- -------
              Global Markets Fund  1.25%     N/A    2.00%   1.00%
              Growth Fund          1.25%    2.00%   2.00%   0.85%
              Research Fund        1.25%    2.00%   2.00%   0.85%

March 31, 2007 (Unaudited)


For the six months ended March 31, 2007, the management fees and waivers of management fees for each Fund were as follows:

                                                             Percentage of
                                                               Average
                              Gross    Waiver of     Net     Daily Net Assets
        -                   Management Management Management ---------------
        Fund                   Fee        Fee        Fee     Gross     Net
        ----                ---------- ---------- ---------- -----     ---
        Global Markets Fund $  357,314  $ (8,027) $  349,287 0.75%    0.73%
        Growth Fund          1,032,871        --   1,032,871 0.50%    0.50%
        Research Fund           70,614   (30,055)     40,559 0.50%    0.29%

For the six months ended March 31, 2007, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                                              Expense
                         Fund                Reimbursed
                         ----                ----------
                         Global Markets Fund   $ 23,459
                         Growth Fund                 --
                         Research Fund            6,506

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent the expenses of a class fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. At March 31, 2007, the amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                             Expenses Subject to Possible Reimbursement until
                                         September 30, 2007
         -                   ------------------------------------------------
         Fund                Class A    Class B  Class C  Class Y    Total
         ----                -------    -------  -------  -------    -----
         Global Markets Fund $ 12,035   $    --  $24,157  $118,070  $154,262
         Growth Fund          106,807    60,484   40,372        --   207,663
         Research Fund          3,935       967    2,498    99,240   106,640

                             Expenses Subject to Possible Reimbursement until
                                         September 30, 2008
                             ------------------------------------------------
         Fund                Class A    Class B  Class C  Class Y    Total
         ----                -------    -------  -------  -------    -----
         Global Markets Fund $  7,180   $    --  $12,879  $ 11,427  $ 31,486
         Growth Fund               --        --       --        --        --
         Research Fund          1,666       531    1,659    32,705    36,561

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly, IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

March 31, 2007 (Unaudited)


For the six months ended March 31, 2007, amounts paid to IXIS Advisors for administrative fees were as follows:

                                           Administrative
                       Fund                     Fees
                       ----                --------------
                       Global Markets Fund       $ 27,125
                       Growth Fund                117,706
                       Research Fund                8,041

c. Service and Distribution Fees. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan"), Service and Distribution Plans relating to the Growth Fund's and Research Fund's Class B shares (the "Class B Plans"), and Service and Distribution Plans relating to each Fund's Class C shares (the "Class C Plan").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each applicable Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each applicable Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2007, the Funds paid the following service and distribution fees:

                                   Service Fees       Distribution Fees
         -                   ------------------------ -----------------
         Fund                Class A  Class B Class C Class B  Class C
         ----                -------  ------- ------- -------  -------
         Global Markets Fund $ 15,253 $    -- $30,041 $     -- $ 90,124
         Growth Fund          276,199  38,672  51,078  116,016  153,236
         Research Fund          1,790     498   1,590    1,494    4,771

d. Commissions. The Funds have been informed that commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in shares of the Funds for the six months ended March 31, 2007, were as follows:

                        Fund                Commissions
                        ----                -----------
                        Global Markets Fund    $ 43,371
                        Growth Fund              83,046
                        Research Fund             4,664

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

March 31, 2007 (Unaudited)


A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption Fees. Shareholders of Class A and Class Y shares of Global Markets Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. Each Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2007, the Funds had no borrowings under this agreement.

6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions.

All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2007, amounts rebated under these agreements were as follows:

                          Fund                Rebates
                          ----                -------
                          Global Markets Fund $ 5,173
                          Growth Fund          62,213
                          Research Fund         6,279

7. Shareholders. At March 31, 2007, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                 Profit Sharing
                Fund                Pension Plan Retirement Plan
                ----                ------------ ---------------
                Global Markets Fund      910,126         435,017
                Growth Fund            1,427,866       2,392,297
                Research Fund          1,123,821         727,039

At March 31, 2007, one shareholder individually owned more than 5% of the Global Markets Fund's total outstanding shares, representing, in aggregate, 22.9% of the Fund; two shareholders individually owned more than 5% of the Research Fund's total outstanding shares, representing, in aggregate, 24.6% of the Fund.

March 31, 2007 (Unaudited)


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                            Six Months Ended
                                                                             March 31, 2007
                                                                 -------------------------------------
Global Markets Fund                                                    Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          258,669  $        3,411,836
   Issued in connection with the reinvestment of distributions              12,909             170,145
   Redeemed                                                               (173,224)         (2,301,369)
                                                                 -----------------  ------------------
   Net Change                                                               98,354  $        1,280,612
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                          610,483  $        8,126,400
   Issued in connection with the reinvestment of distributions               6,914              90,915
   Redeemed                                                               (111,342)         (1,459,457)
                                                                 -----------------  ------------------
   Net Change                                                              506,055  $        6,757,858
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                          437,243  $        5,873,180
   Issued in connection with the reinvestment of distributions              78,466           1,034,975
   Redeemed                                                               (618,472)         (8,126,823)
                                                                 -----------------  ------------------
   Net Change                                                             (102,763) $       (1,218,668)
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                     501,646  $        6,819,802
                                                                 =================  ==================

                                                                               Year Ended
                                                                          September 30, 2006*
                                                                 -------------------------------------
Global Markets Fund                                                    Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          997,302  $       12,371,308
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                               (161,563)         (1,961,910)
                                                                 -----------------  ------------------
   Net Change                                                              835,739  $       10,409,398
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        1,718,496  $       21,433,099
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                (91,690)         (1,110,053)
                                                                 -----------------  ------------------
   Net Change                                                            1,626,806  $       20,323,046
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        2,188,284  $       27,043,724
   Issued in connection with the reinvestment of distributions              53,613             656,760
   Redeemed                                                             (1,582,610)        (19,004,112)
                                                                 -----------------  ------------------
   Net Change                                                              659,287  $        8,696,372
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                   3,121,832  $       39,428,816
                                                                 =================  ==================

* For Class A and C, from commencement of Class operations on February 1, 2006 through September 30, 2006.

                                                                            Six Months Ended
                                                                             March 31, 2007
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                        4,289,536  $       26,330,021
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (8,810,344)        (53,915,345)
                                                                 -----------------  ------------------
   Net Change                                                           (4,520,808) $      (27,585,324)
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                          149,467  $          892,206
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,028,971)         (6,135,944)
                                                                 -----------------  ------------------
   Net Change                                                             (879,504) $       (5,243,738)
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                          905,494  $        5,439,037
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (2,231,435)        (13,348,512)
                                                                 -----------------  ------------------
   Net Change                                                           (1,325,941) $       (7,909,475)
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        1,597,217  $       10,245,915
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (5,156,436)        (33,374,535)
                                                                 -----------------  ------------------
   Net Change                                                           (3,559,219) $      (23,128,620)
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                 (10,285,472) $      (63,867,157)
                                                                 =================  ==================

                                                                               Year Ended
                                                                           September 30, 2006
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                       40,187,712  $      245,315,502
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                            (10,033,651)        (60,439,234)
                                                                 -----------------  ------------------
   Net Change                                                           30,154,061  $      184,876,268
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                          848,742  $        5,201,694
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,694,388)         (9,952,368)
                                                                 -----------------  ------------------
   Net Change                                                             (845,646) $       (4,750,674)
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        5,001,950  $       30,681,945
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,726,785)         (9,971,161)
                                                                 -----------------  ------------------
   Net Change                                                            3,275,165  $       20,710,784
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        8,530,418  $       55,495,055
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (3,799,646)        (23,302,302)
                                                                 -----------------  ------------------
   Net Change                                                            4,730,772  $       32,192,753
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                  37,314,352  $      233,029,131
                                                                 =================  ==================

March 31, 2007 (Unaudited)

                                                                            Six Months Ended
                                                                             March 31, 2007
                                                                 -------------------------------------
Research Fund                                                          Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                           70,242  $          617,518
   Issued in connection with the reinvestment of distributions               5,961              51,978
   Redeemed                                                                (21,455)           (191,124)
                                                                 -----------------  ------------------
   Net Change                                                               54,748  $          478,372
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                           10,418  $           95,671
   Issued in connection with the reinvestment of distributions               3,004              25,776
   Redeemed                                                                 (5,615)            (48,266)
                                                                 -----------------  ------------------
   Net Change                                                                7,807  $           73,181
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                           40,247  $          344,395
   Issued in connection with the reinvestment of distributions                 603               5,155
   Redeemed                                                                (15,003)           (126,371)
                                                                 -----------------  ------------------
   Net Change                                                               25,847  $          223,179
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                          328,617  $        3,056,008
   Issued in connection with the reinvestment of distributions             353,735           3,098,721
   Redeemed                                                               (245,907)         (2,213,538)
                                                                 -----------------  ------------------
   Net Change                                                              436,445  $        3,941,191
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                     524,847  $        4,715,923
                                                                 =================  ==================

                                                                               Year Ended
                                                                           September 30, 2006
                                                                 -------------------------------------
Research Fund                                                          Shares               Amount
--------------------------------------------------------------   -----------------    ------------------
Class A
   Issued from the sale of shares                                          152,482    $        1,403,452
   Issued in connection with the reinvestment of distributions               2,619                23,856
   Redeemed                                                                (51,170)             (465,833)
                                                                 -----------------    ------------------
   Net Change                                                              103,931    $          961,475
                                                                 -----------------    ------------------
Class B
   Issued from the sale of shares                                           22,642    $          206,776
   Issued in connection with the reinvestment of distributions                 646                 5,804
   Redeemed                                                                (10,558)              (95,896)
                                                                 -----------------    ------------------
   Net Change                                                               12,730    $          116,684
                                                                 -----------------    ------------------
Class C
   Issued from the sale of shares                                          124,848    $        1,124,378
   Issued in connection with the reinvestment of distributions                 183                 1,639
   Redeemed                                                                (10,548)              (95,088)
                                                                 -----------------    ------------------
   Net Change                                                              114,483    $        1,030,929
                                                                 -----------------    ------------------
Class Y
   Issued from the sale of shares                                          281,350    $        2,561,233
   Issued in connection with the reinvestment of distributions             153,010             1,398,512
   Redeemed                                                               (660,327)           (6,199,627)
                                                                 -----------------    ------------------
   Net Change                                                             (225,967)   $       (2,239,882)
                                                                 -----------------    ------------------
   Increase (decrease) from capital share transactions                       5,177    $         (130,794)
                                                                 =================    ==================

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Mid Cap Growth Fund
           (formerly Loomis Sayles Aggressive Growth Fund)
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             14

                    Statements of Assets and Liabilities 37

                    Statements of Operations             39

                    Statements of Changes in Net Assets  41

                    Financial Highlights                 45

                    Notes to Financial Statements        51

         SEMIANNUAL REPORT
         MARCH 31, 2007 (Unaudited)

FUND AND MANAGER REVIEW
LOOMIS SAYLES MID CAP GROWTH FUND
(formerly Loomis Sayles Aggressive Growth Fund)

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or similar securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $45.9 million

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Russell Midcap Growth Index, for the six months ended March 31, 2007, with our stock selections driving results. Although performance was broad-based, the Fund benefited from strong performance in several of our larger holdings, including Precision Castparts, IntercontinentalExchange and Mettler-Toledo International. The Fund owned 17 stocks that gained more than 20% and only one stock that declined more than 20% for the six-month period.

In the first half of the period, we tried to navigate the market's psychological transition from risk aversion to risk acceptance by increasing exposure to consumer spending themes and companies participating in the capital markets. In the second half of the period, our primary strategy included bottom-up stock picking, with a focus on companies with international growth opportunities.

The consumer discretionary, materials and processing, and financial services sectors had the greatest positive impact on the Fund's performance. Our underweight in the consumer discretionary sector detracted from relative performance, but our stock selections in the retail and apparel industries - including Guess?, Coach and GameStop - were particularly strong. Our holdings in materials and processing gained more than 44% during the period, led by Precision Castparts and Allegheny Technologies, which continued to benefit from the strong upturn in the commercial aerospace industry. Within the financial services sector, our diversified financials and capital markets stocks generated strong performance in January 2007, before retreating in February and March.

The consumer staples, integrated oils, and autos and transportation sectors were the only sectors with negative returns for the six-month period. Our exposure to consumer staples consisted of two beverage companies that underperformed due to moderating volume growth. We sold both holdings in 2006. Our integrated oils exposure consisted of one stock, Delta Petroleum, which declined after announcing the delay of a key exploration project. In autos and transportation, our single holding, Expeditors International, declined after reporting a second-consecutive earnings disappointment. Delta and Expeditors were also sold.

OUTLOOK
Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period.

We continue to expect the economy to ease into a "soft landing," and we believe the market may begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2007

                                                                     SINCE
                  6 MONTHS*       1 YEAR    5 YEARS    10 YEARS    INCEPTION
                  -----------------------------------------------------------
                   LOOMIS SAYLES MID CAP GROWTH: INSTITUTIONAL
                    14.80%         1.90%     8.36%      11.01%       10.32%
                  -----------------------------------------------------------
                   LOOMIS SAYLES MID CAP GROWTH: RETAIL
                    14.63          1.62      8.07       10.70        10.02
                  -----------------------------------------------------------
                   RUSSELL MIDCAP GROWTH INDEX(c)
                    11.18          6.90      9.45        9.44         8.81
                  -----------------------------------------------------------
                   LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                    12.82          6.22      7.70        8.68         7.17
                  -----------------------------------------------------------
                   EXPENSE RATIO: GROSS (before waivers and reimbursements)**
                  Institutional: 1.12%      Retail: 1.52%
                  -----------------------------------------------------------
                   EXPENSE RATIO: NET (after waivers and reimbursements)**
                  Institutional: 1.00%      Retail: 1.25%
                  -----------------------------------------------------------

 * Not annualized
 ** As stated in the most recent prospectus



CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2007(a)(b)


                                     [CHART]

                  Loomis Sayles    Lipper Mid-Cap
                     Mid Cap          Growth          Russell Midcap
                   Growth Fund      Funds Index(c)     Growth Index(c)
                  --------------   --------------      --------------
  12/31/1996          $100,000       $100,000           $100,000
   1/31/1997           106,200        102,559            104,425
   2/28/1997           102,897         95,742            102,125
   3/31/1997            96,301         88,460             96,355
   4/30/1997            97,399         87,694             98,714
   5/31/1997           106,194         99,115            107,560
   6/30/1997           107,193        103,291            110,537
   7/31/1997           118,094        109,599            121,117
   8/31/1997           115,390        109,295            119,935
   9/30/1997           125,694        117,120            126,005
  10/31/1997           122,891        110,561            119,696
  11/30/1997           119,094        108,793            120,954
  12/31/1997           122,643        111,341            122,542
   1/31/1998           116,241        109,235            120,336
   2/28/1998           125,529        118,513            131,650
   3/31/1998           129,796        124,650            137,168
   4/30/1998           133,210        125,192            139,031
   5/31/1998           127,229        117,895            133,312
   6/30/1998           133,743        123,318            137,084
   7/31/1998           126,909        115,110            131,211
   8/31/1998           101,184         90,293            106,169
   9/30/1998           112,173         99,709            114,200
  10/31/1998           119,756        103,376            122,608
  11/30/1998           120,714        111,232            130,879
  12/31/1998           136,793        125,581            144,433
   1/31/1999           138,120        131,815            148,763
   2/28/1999           135,358        121,576            141,488
   3/31/1999           173,623        130,243            149,368
   4/30/1999           182,478        135,585            156,174
   5/31/1999           189,230        135,021            154,165
   6/30/1999           214,000        145,904            164,928
   7/31/1999           212,331        143,907            159,676
   8/31/1999           224,709        143,178            158,017
   9/30/1999           222,058        147,358            156,671
  10/31/1999           278,017        160,386            168,785
  11/30/1999           326,280        180,504            186,265
  12/31/1999           407,361        218,156            218,517
   1/31/2000           418,767        214,410            218,473
   2/29/2000           569,397        268,144            264,402
   3/31/2000           517,127        249,271            264,674
   4/30/2000           468,207        216,387            238,982
   5/31/2000           421,058        196,935            221,561
   6/30/2000           480,680        227,537            245,071
   7/31/2000           469,240        218,099            229,552
   8/31/2000           555,392        246,622            264,171
   9/30/2000           550,894        234,769            251,256
  10/31/2000           466,717        215,786            234,060
  11/30/2000           349,384        170,662            183,197
  12/31/2000           384,532        182,963            192,844
   1/31/2001           352,770        185,448            203,859
   2/28/2001           275,443        157,630            168,598
   3/31/2001           235,972        140,906            144,469
   4/30/2001           274,412        159,484            168,550
   5/31/2001           261,652        160,799            167,757
   6/30/2001           253,671        160,171            167,846
   7/31/2001           228,355        151,747            156,526
   8/31/2001           199,422        141,579            145,181
   9/30/2001           158,880        121,159            121,187
  10/31/2001           174,339        127,905            133,926
  11/30/2001           192,383        138,410            148,344
  12/31/2001           194,730        144,414            153,983
   1/31/2002           188,051        138,891            148,983
   2/28/2002           169,076        131,985            140,537
   3/31/2002           183,143        140,305            151,263
   4/30/2002           173,528        135,640            143,255
   5/31/2002           162,284        131,115            138,980
   6/30/2002           146,818        119,334            123,643
   7/31/2002           132,166        106,464            111,630
   8/31/2002           130,051        105,195            111,242
   9/30/2002           125,369         98,659            102,404
  10/31/2002           130,409        103,634            110,336
  11/30/2002           140,255        109,789            118,972
  12/31/2002           123,621        103,299            111,784
   1/31/2003           122,100        101,767            110,686
   2/28/2003           121,050        100,196            109,724
   3/31/2003           121,522        101,629            111,767
   4/30/2003           130,661        108,758            119,377
   5/31/2003           145,190        117,751            130,863
   6/30/2003           145,306        119,594            132,730
   7/31/2003           153,037        124,311            137,473
   8/31/2003           166,978        130,425            145,044
   9/30/2003           160,416        126,049            142,231
  10/31/2003           176,121        135,937            153,694
  11/30/2003           177,406        139,169            157,806
  12/31/2003           173,184        139,883            159,529
   1/31/2004           180,094        143,417            164,796
   2/29/2004           176,456        145,395            167,561
   3/31/2004           180,444        145,360            167,241
   4/30/2004           178,098        140,749            162,519
   5/31/2004           186,540        143,814            166,354
   6/30/2004           193,573        147,273            169,002
   7/31/2004           177,177        136,810            157,809
   8/31/2004           171,667        134,440            155,864
   9/30/2004           181,624        140,191            161,683
  10/31/2004           185,601        144,334            167,167
  11/30/2004           198,018        152,357            175,800
  12/31/2004           206,691        159,511            184,222
   1/31/2005           200,780        154,357            179,291
   2/28/2005           207,165        156,350            183,831
   3/31/2005           199,354        153,235            181,145
   4/30/2005           188,230        145,854            173,978
   5/31/2005           201,369        154,505            183,942
   6/30/2005           206,464        158,041            187,362
   7/31/2005           217,716        167,139            198,294
   8/31/2005           217,476        166,616            197,083
   9/30/2005           224,936        169,525            199,635
  10/31/2005           220,684        164,815            193,760
  11/30/2005           235,956        173,726            204,271
  12/31/2005           238,551        174,788            206,512
   1/31/2006           260,689        186,792            218,879
   2/28/2006           255,944        185,179            216,185
   3/31/2006           268,486        191,357            222,226
   4/30/2006           268,969        193,146            223,167
   5/31/2006           246,725        182,397            212,663
   6/30/2006           252,400        182,476            211,795
   7/31/2006           236,297        174,761            204,204
   8/31/2006           234,525        177,617            208,909
   9/30/2006           238,324        180,159            213,676
  10/31/2006           247,332        186,468            221,877
  11/30/2006           258,586        194,224            230,584
  12/31/2006           255,276        194,057            228,518
   1/31/2007           269,955        200,536            236,834
   2/28/2007           268,065        199,967            236,323
   3/31/2007           273,641        203,259            237,563


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

Mark F. Burns
Manager since January 2005
                              MARK F. BURNS, CFA
                          Manager since January 2005

[PHOTO]


                               JOHN SLAVIK, CFA
                           Manager since April 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $25.7 million

PORTFOLIO REVIEW
The Fund outperformed both its Benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, during the six months ended March 31, 2007, with our stock selections in the technology and energy sectors driving results.
We continued to seek out small-cap companies with strong underlying fundamentals, as well as earnings and revenue growth at faster rates than the market average.

The Portfolio changes we implemented during the period were prompted by changing market conditions and underlying company fundamentals. Specifically, we increased the Fund's weighting in producer durables by adding companies exposed to aircraft leasing and commercial services. We also increased exposure to healthcare by purchasing stocks of companies in the biopharmaceutical and medical device industries. In the consumer discretionary sector, we added positions in casual dining and retail clothing companies. At the same time, we reduced our exposure to brokers, asset managers and various technology-related industries.

All Fund sectors posted positive performance during the period. Technology, consumer discretionary and healthcare made the greatest contributions to performance, while the producer durables sector posted the smallest return.

Within technology, Cogent Communications and First Solar were the strongest contributors. Cogent, an Internet protocol service provider, rose due to continued strong demand for bandwidth. First Solar, a solar-module maker, advanced after the company's yearly net income rebounded strongly. In the consumer discretionary sector, apparel maker Phillips-Van Heusen Corp. and consulting services provider Lightbridge were the top contributors, advancing on strong earnings and revenue reports. In healthcare, biotech company Myogen and medical device company Hologic were the leading contributors. Shares of Myogen appreciated after Gilead Sciences announced it would acquire the company and we sold the position. Hologic's stock price benefited from a ratings upgrade and it remains in the Portfolio.

OUTLOOK
Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period.

We continue to expect the economy to ease into a "soft landing," and we believe the market may begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2007

                                                                     SINCE
                  6 MONTHS*      1 YEAR     5 YEARS    10 YEARS    INCEPTION
                 -----------------------------------------------------------
                  LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                   12.67%         3.44%       6.76%      5.96%       4.16%
                 -----------------------------------------------------------
                  LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                   12.47          3.21        6.48       5.70        3.89
                 -----------------------------------------------------------
                  RUSSELL 2000 GROWTH INDEX(c)
                   11.46          1.56        7.88       6.31        5.01
                 -----------------------------------------------------------
                  RUSSELL 2000 INDEX(c)
                   11.02          5.91       10.95      10.23        9.40
                 -----------------------------------------------------------
                  LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                   11.83          1.96        7.26       8.66        7.11
                 -----------------------------------------------------------
                  EXPENSE RATIO: GROSS (before waivers and reimbursements)**
                 Institutional: 1.38%       Retail: 1.92%
                 -----------------------------------------------------------
                  EXPENSE RATIO: NET (after waivers and reimbursements)**
                 Institutional: 1.00%       Retail: 1.25%
                 -----------------------------------------------------------

 * Not annualized
 ** As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2007(a)(b)

                                     [CHART]

                                         Lipper       Russell
                    Loomis Sayles       Small-Cap      2000        Russell
                     Small Cap        Growth Funds    Growth        2000
                    Growth Fund         Index(c)      Index(c)    Index(c)
                   -----------       ------------   ---------      ---------
  12/31/1996        $100,000        $100,000         $100,000       $100,000
   1/31/1997         102,600         102,319          102,498        101,998
   2/28/1997          94,997          94,931           96,308         99,525
   3/31/1997          85,099          88,083           89,512         94,829
   4/30/1997          83,499          86,771           88,476         95,093
   5/31/1997          97,101          98,809          101,774        105,673
   6/30/1997         102,801         104,095          105,225        110,201
   7/31/1997         111,097         110,360          110,617        115,329
   8/31/1997         112,996         112,113          113,936        117,968
   9/30/1997         125,494         121,548          123,028        126,603
  10/31/1997         116,697         115,333          115,639        121,041
  11/30/1997         115,401         112,727          112,882        120,258
  12/31/1997         119,429         111,226          112,945        122,363
   1/31/1998         115,523         109,575          111,439        120,432
   2/28/1998         128,081         118,434          121,277        129,337
   3/31/1998         133,883         123,791          126,364        134,671
   4/30/1998         132,089         124,691          127,139        135,416
   5/31/1998         121,007         115,867          117,902        128,123
   6/30/1998         132,817         119,262          119,107        128,393
   7/31/1998         119,734         110,288          109,161        117,999
   8/31/1998          92,722          86,200           83,962         95,086
   9/30/1998         103,691          90,810           92,475        102,527
  10/31/1998         107,808          94,390           97,298        106,709
  11/30/1998         121,305         102,066          104,846        112,299
  12/31/1998         141,770         112,299          114,334        119,249
   1/31/1999         145,881         115,014          119,477        120,833
   2/28/1999         136,705         103,947          108,547        111,046
   3/31/1999         147,149         108,645          112,413        112,780
   4/30/1999         148,518         112,888          122,341        122,886
   5/31/1999         145,770         113,503          122,534        124,681
   6/30/1999         167,607         124,127          128,989        130,319
   7/31/1999         162,645         123,688          125,000        126,743
   8/31/1999         167,395         121,954          120,325        122,053
   9/30/1999         176,568         126,375          122,646        122,079
  10/31/1999         199,239         133,743          125,788        122,574
  11/30/1999         220,339         150,618          139,088        129,892
  12/31/1999         271,920         180,988          163,603        144,596
   1/31/2000         266,971         179,104          162,080        142,274
   2/29/2000         363,481         231,579          199,791        165,769
   3/31/2000         315,393         213,402          178,789        154,840
   4/30/2000         290,067         187,021          160,738        145,522
   5/31/2000         250,821         171,731          146,663        137,041
   6/30/2000         280,568         201,975          165,609        148,987
   7/31/2000         251,782         188,834          151,416        144,193
   8/31/2000         293,980         209,143          167,343        155,196
   9/30/2000         284,602         198,786          159,030        150,634
  10/31/2000         256,740         183,871          146,121        143,910
  11/30/2000         190,475         152,559          119,590        129,137
  12/31/2000         222,551         166,052          126,908        140,228
   1/31/2001         212,470         171,112          137,180        147,529
   2/28/2001         165,408         149,206          118,376        137,849
   3/31/2001         140,894         134,714          107,613        131,106
   4/30/2001         166,734         149,258          120,788        141,362
   5/31/2001         162,132         153,303          123,586        144,837
   6/30/2001         166,072         157,168          126,956        149,838
   7/31/2001         142,639         148,407          116,125        141,727
   8/31/2001         126,550         139,621          108,873        137,150
   9/30/2001          99,126         117,830           91,306        118,688
  10/31/2001         110,575         126,465          100,090        125,633
  11/30/2001         118,990         136,265          108,445        135,359
  12/31/2001         123,702         144,519          115,196        143,714
   1/31/2002         117,752         140,149          111,098        142,219
   2/28/2002         103,045         131,668          103,908        138,322
   3/31/2002         109,444         142,433          112,939        149,439
   4/30/2002         105,405         138,675          110,496        150,801
   5/31/2002         100,357         133,112          104,035        144,108
   6/30/2002          91,716         123,221           95,213        136,958
   7/31/2002          78,692         105,745           80,579        116,273
   8/31/2002          77,795         105,592           80,542        115,977
   9/30/2002          71,284          99,188           74,724        107,648
  10/31/2002          75,889         103,420           78,504        111,099
  11/30/2002          80,267         112,083           86,286        121,014
  12/31/2002          72,297         104,595           80,336        114,276
   1/31/2003          69,940         101,833           78,153        111,114
   2/28/2003          69,045          98,659           76,069        107,756
   3/31/2003          68,368         100,694           77,221        109,144
   4/30/2003          75,554         109,016           84,529        119,492
   5/31/2003          83,970         120,133           94,055        132,316
   6/30/2003          85,658         124,204           95,867        134,710
   7/31/2003          91,611         131,466          103,115        143,139
   8/31/2003          98,913         138,438          108,653        149,702
   9/30/2003          96,440         135,037          105,903        146,938
  10/31/2003         104,415         147,289          115,051        159,278
  11/30/2003         107,892         151,211          118,802        164,930
  12/31/2003         103,631         151,426          119,334        168,276
   1/31/2004         111,040         158,511          125,603        175,587
   2/29/2004         106,665         157,915          125,408        177,161
   3/31/2004         106,217         156,824          125,994        178,812
   4/30/2004         101,618         149,160          119,670        169,696
   5/31/2004         104,870         152,272          122,050        172,397
   6/30/2004         109,023         156,613          126,111        179,657
   7/31/2004          99,025         142,796          114,792        167,560
   8/31/2004          94,757         138,170          112,320        166,699
   9/30/2004         100,594         146,064          118,531        174,525
  10/31/2004         101,942         150,159          121,411        177,960
  11/30/2004         107,784         160,674          131,674        193,396
  12/31/2004         113,399         167,766          136,406        199,120
   1/31/2005         111,494         161,416          130,261        190,812
   2/28/2005         113,512         164,605          132,049        194,044
   3/31/2005         110,254         159,074          127,096        188,490
   4/30/2005         104,532         150,187          119,007        177,695
   5/31/2005         111,943         160,140          127,398        189,325
   6/30/2005         117,216         165,737          131,517        196,628
   7/31/2005         124,847         175,850          140,710        209,085
   8/31/2005         123,161         172,813          138,727        205,209
   9/30/2005         124,393         173,752          139,826        205,852
  10/31/2005         118,783         167,867          134,659        199,461
  11/30/2005         125,850         176,867          142,283        209,144
  12/31/2005         125,511         176,718          142,071        208,188
   1/31/2006         140,446         191,121          155,775        226,857
   2/28/2006         138,873         190,374          154,945        226,232
   3/31/2006         146,734         198,307          162,475        237,208
   4/30/2006         146,616         198,975          162,006        237,169
   5/31/2006         137,526         186,594          150,605        223,850
   6/30/2006         135,614         185,040          150,696        225,289
   7/31/2006         129,105         174,949          142,868        217,959
   8/31/2006         133,146         178,473          147,052        224,412
   9/30/2006         134,717         180,804          148,048        226,280
  10/31/2006         141,682         188,972          157,641        239,309
  11/30/2006         143,708         195,344          161,415        245,604
  12/31/2006         143,478         195,545          161,031        246,426
   1/31/2007         148,528         200,474          164,027        250,550
   2/28/2007         150,103         200,093          163,508        248,562
   3/31/2007         151,784         202,191          165,018        251,223


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98
 TOTAL NET ASSETS | $947.2 million

PORTFOLIO REVIEW
The Fund outperformed both its Benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, for the six months ended March 31, 2007, with stock selection and sector weightings making positive contributions to performance. In addition, our high-quality orientation paid off in the second half of the period. As market volatility increased, riskier micro-cap stocks and unprofitable small-company stocks underperformed.

All sectors generated positive returns for the Fund, with the materials and processing, and consumer discretionary sectors performing especially well and making the strongest contributions to Fund performance. Returns from these economically sensitive sectors generally reflected investor perceptions that US economic growth would slow, but not enough for a recession. In particular, basic materials companies Chaparral Steel, Reliance Steel and Texas Industries were strong on continued infrastructure spending trends. In the consumer discretionary sector, several retail holdings experienced turnarounds as a result of new operating and merchandising strategies, including Jo-Ann Stores, CEC Entertainment and Dollar Tree Stores.

Although returns in the financial sector remained positive, financial stocks were the weakest performers during the period, primarily reflecting problems in the housing and subprime lending markets, which raised concerns about credit quality throughout the entire sector. Nevertheless, our high-quality holdings and underweight position in the sector contributed favorably to the Fund's relative performance.

Healthcare, autos and transportation made the smallest contributions to Fund performance for the period ended March 31, 2007 primarily because of their relatively small weightings within the Portfolio. Energy was also underweighted, but the decline in oil and gas prices during the fourth quarter detracted from performance.

The most significant change in sector weightings was a reduction in financial services. Although profit-taking in the REIT (real estate investment trust) industry played a small role in this change, our concerns about widening credit risk and margin pressures caused us to trim the Fund's exposure to banks and other holdings related to the credit markets. We redeployed the proceeds into consumer discretionary stocks, where we moved from an underweight position to a close-to-Benchmark weighting. We also increased exposure to producer durables, as several new ideas emerged during the period.

OUTLOOK
Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level, as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period.

We continue to expect the economy to ease into a "soft landing," and we believe the market may begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2007

                                                                 SINCE
              6 MONTHS*      1 YEAR    5 YEARS   10 YEARS   INCEPTION(a)(b)
             ----------------------------------------------------------------
              LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
               12.42%        9.54%      11.88%    12.80%            15.25%
             ----------------------------------------------------------------
              LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
               12.28         9.25       11.60     12.50             15.05
             ----------------------------------------------------------------
              LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
               12.10         8.97       11.32     12.17             14.69
             ----------------------------------------------------------------
              RUSSELL 2000 VALUE INDEX(c)
               10.62        10.38       13.61     13.46             15.00
             ----------------------------------------------------------------
              RUSSELL 2000 INDEX(c)
               11.02         5.91       10.95     10.23             11.75
             ----------------------------------------------------------------
              LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
               11.46         5.06       10.41     11.29               N/A
             ----------------------------------------------------------------
              EXPENSE RATIO: GROSS (before waivers and reimbursements)**
             Institutional: 0.90%        Retail: 1.20%        Admin: 1.46%
             ----------------------------------------------------------------
              EXPENSE RATIO: NET (after waivers and reimbursements)**
             Institutional: 0.90%        Retail: 1.15%        Admin: 1.40%
             ----------------------------------------------------------------

 * Not annualized.
 ** As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2007 (d)(e)

                                     [CHART]

                 Loomis
                 Sayles       Lipper Small       Russell
                 Small Cap   -Cap Core Funds    2000 Value        Russell
                Value Fund   Index(a)(b)(c)     Index(a)(c)    2000 Index(a)(c)
                ----------   --------------    ------------    ----------------
   5/13/1991      $100,000                       $100,000           $100,000
   5/31/1991       102,200                        104,691            104,767
   6/30/1991        98,603                         99,789             98,661
   7/31/1991       106,402                        102,381            102,123
   8/31/1991       114,499                        105,488            105,903
   9/30/1991       114,602                        105,611            106,733
  10/31/1991       116,906                        106,811            109,555
  11/30/1991       114,007                        102,477            104,488
  12/31/1991       130,480       $100,000         109,121            112,855
   1/31/1992       143,750        106,378         118,250            122,000
   2/29/1992       151,800        109,427         123,890            125,558
   3/31/1992       143,649        105,725         122,542            121,309
   4/30/1992       136,337        102,146         120,845            117,059
   5/31/1992       136,541        101,930         124,131            118,615
   6/30/1992       124,635         98,333         120,111            113,006
   7/31/1992       128,087        101,022         124,636            116,938
   8/31/1992       123,912         99,368         122,207            113,638
   9/30/1992       125,275         99,851         124,514            116,259
  10/31/1992       129,246        103,578         127,420            119,954
  11/30/1992       141,576        110,820         135,304            129,133
  12/31/1992       147,621        115,026         140,915            133,632
   1/31/1993       154,382        118,409         148,392            138,155
   2/28/1993       150,832        115,704         148,985            134,964
   3/31/1993       157,136        118,864         154,636            139,343
   4/30/1993       153,129        114,981         150,920            135,518
   5/31/1993       159,668        119,286         155,667            141,515
   6/30/1993       160,466        120,206         157,142            142,398
   7/31/1993       164,366        121,322         159,840            144,364
   8/31/1993       173,192        124,960         166,089            150,600
   9/30/1993       181,107        126,979         170,067            154,850
  10/31/1993       186,033        129,668         173,958            158,836
  11/30/1993       178,927        126,466         169,426            153,608
  12/31/1993       184,062        130,135         174,415            158,860
   1/31/1994       187,964        133,575         180,640            163,841
   2/28/1994       185,107        133,322         180,117            163,248
   3/31/1994       174,426        128,136         172,034            154,629
   4/30/1994       172,473        127,918         173,729            155,548
   5/31/1994       169,868        128,241         173,480            153,802
   6/30/1994       165,825        124,078         168,954            148,579
   7/31/1994       166,738        125,868         172,076            151,020
   8/31/1994       174,558        131,665         178,849            159,435
   9/30/1994       174,435        131,900         176,951            158,902
  10/31/1994       173,267        132,587         173,713            158,274
  11/30/1994       166,371        129,228         166,705            151,882
  12/31/1994       168,800        130,347         171,722            155,963
   1/31/1995       169,323        131,692         170,880            153,995
   2/28/1995       175,893        136,935         177,203            160,401
   3/31/1995       180,096        139,835         178,080            163,164
   4/30/1995       180,619        142,185         183,375            166,792
   5/31/1995       184,303        143,911         187,303            169,659
   6/30/1995       189,298        149,643         193,703            178,461
   7/31/1995       201,905        157,915         200,770            188,740
   8/31/1995       211,617        163,166         206,735            192,645
   9/30/1995       215,553        165,959         209,821            196,085
  10/31/1995       204,387        160,089         201,441            187,316
  11/30/1995       214,239        164,875         209,447            195,186
  12/31/1995       222,958        170,421         215,935            200,336
   1/31/1996       223,404        171,668         217,368            200,120
   2/29/1996       234,619        177,751         220,775            206,358
   3/31/1996       240,015        182,202         225,409            210,558
   4/30/1996       254,272        194,772         231,559            221,817
   5/31/1996       264,748        203,561         237,422            230,558
   6/30/1996       258,500        194,317         234,619            221,091
   7/31/1996       243,947        178,534         222,146            201,780
   8/31/1996       256,168        187,634         231,784            213,495
   9/30/1996       264,827        195,523         238,112            221,839
  10/31/1996       268,720        191,863         240,873            218,420
  11/30/1996       281,565        198,795         253,835            227,419
  12/31/1996       290,856        202,304         262,075            233,380
   1/31/1997       296,033        206,814         266,104            238,044
   2/28/1997       292,185        201,403         268,630            232,272
   3/31/1997       285,815        191,245         261,425            221,312
   4/30/1997       283,129        191,297         265,269            221,929
   5/31/1997       313,905        211,698         286,388            246,618
   6/30/1997       328,627        223,668         300,881            257,187
   7/31/1997       347,457        237,128         313,510            269,155
   8/31/1997       354,719        242,928         318,487            275,313
   9/30/1997       375,860        261,159         339,665            295,465
  10/31/1997       364,021        250,761         330,430            282,485
  11/30/1997       362,674        247,548         334,051            280,658
  12/31/1997       366,409        247,282         345,374            285,570
   1/31/1998       358,348        243,664         339,125            281,064
   2/28/1998       383,720        261,855         359,627            301,846
   3/31/1998       400,833        274,198         374,214            314,295
   4/30/1998       399,070        276,836         376,063            316,034
   5/31/1998       381,950        262,465         362,750            299,014
   6/30/1998       377,023        261,524         360,701            299,643
   7/31/1998       352,629        242,656         332,448            275,385
   8/31/1998       292,224        195,759         280,384            221,911
   9/30/1998       306,981        203,993         296,218            239,277
  10/31/1998       323,128        212,366         305,014            249,036
  11/30/1998       341,417        224,207         313,270            262,084
  12/31/1998       362,449        238,290         323,093            278,302
   1/31/1999       345,450        236,503         315,760            282,000
   2/28/1999       321,061        217,184         294,201            259,160
   3/31/1999       321,254        218,170         291,774            263,206
   4/30/1999       347,436        232,906         318,410            286,791
   5/31/1999       354,419        237,725         328,197            290,980
   6/30/1999       370,794        251,463         340,080            304,138
   7/31/1999       366,196        250,089         332,009            295,793
   8/31/1999       354,001        240,919         319,873            284,846
   9/30/1999       346,213        240,732         313,478            284,908
  10/31/1999       342,820        242,827         307,205            286,062
  11/30/1999       349,951        258,481         308,797            303,142
  12/31/1999       363,774        286,363         318,285            337,458
   1/31/2000       350,278        280,860         309,962            332,039
   2/29/2000       375,043        320,461         328,907            386,870
   3/31/2000       396,308        315,903         330,449            361,364
   4/30/2000       397,140        298,337         332,405            339,619
   5/31/2000       380,142        285,654         327,333            319,825
   6/30/2000       392,611        310,851         336,897            347,705
   7/31/2000       399,168        301,188         348,122            336,518
   8/31/2000       424,116        328,020         363,686            362,194
   9/30/2000       417,754        319,591         361,624            351,549
  10/31/2000       425,524        309,977         360,340            335,856
  11/30/2000       411,865        279,108         353,005            301,380
  12/31/2000       448,109        306,218         390,935            327,263
   1/31/2001       460,566        317,118         401,726            344,302
   2/28/2001       448,776        296,974         401,171            321,711
   3/31/2001       432,620        282,934         394,737            305,974
   4/30/2001       456,414        305,475         413,008            329,910
   5/31/2001       469,741        316,608         423,628            338,019
   6/30/2001       488,061        326,398         440,673            349,691
   7/31/2001       490,892        318,836         430,791            330,762
   8/31/2001       485,198        309,914         429,298            320,079
   9/30/2001       433,912        269,307         381,908            276,992
  10/31/2001       449,186        285,306         391,883            293,202
  11/30/2001       476,541        306,508         420,042            315,901
  12/31/2001       510,233        328,037         445,759            335,399
   1/31/2002       509,519        324,150         451,676            331,911
   2/28/2002       513,900        315,495         454,426            322,814
   3/31/2002       543,758        339,737         488,458            348,760
   4/30/2002       545,226        341,406         505,653            351,938
   5/31/2002       535,194        328,681         488,929            336,318
   6/30/2002       517,319        310,271         478,104            319,631
   7/31/2002       449,808        268,099         407,068            271,357
   8/31/2002       457,140        269,520         405,259            270,666
   9/30/2002       422,672        250,441         376,311            251,228
  10/31/2002       429,773        259,342         381,972            259,283
  11/30/2002       451,304        278,480         412,454            282,423
  12/31/2002       442,730        264,951         394,831            266,698
   1/31/2003       431,219        257,203         383,714            259,316
   2/28/2003       421,904        249,172         370,815            251,481
   3/31/2003       423,128        251,276         374,775            254,719
   4/30/2003       457,867        272,199         410,373            278,871
   5/31/2003       486,483        296,112         452,274            308,797
   6/30/2003       496,748        302,929         459,937            314,386
   7/31/2003       515,823        318,463         482,874            334,057
   8/31/2003       535,373        332,265         501,216            349,373
   9/30/2003       521,935        325,049         495,467            342,924
  10/31/2003       565,204        350,592         535,868            371,722
  11/30/2003       581,651        363,222         556,438            384,913
  12/31/2003       595,611        373,322         576,561            392,722
   1/31/2004       609,191        385,150         596,497            409,784
   2/29/2004       621,009        391,852         608,047            413,458
   3/31/2004       631,318        396,101         616,456            417,311
   4/30/2004       609,474        382,487         584,576            396,035
   5/31/2004       614,228        385,816         591,632            402,338
   6/30/2004       641,561        402,286         621,681            419,282
   7/31/2004       614,936        381,089         593,102            391,050
   8/31/2004       623,730        377,755         598,920            389,041
   9/30/2004       646,309        396,540         622,610            407,304
  10/31/2004       652,578        403,034         632,282            415,322
  11/30/2004       697,214        434,862         688,389            451,346
  12/31/2004       725,661        441,891         704,820            464,706
   1/31/2005       701,714        429,079         677,555            445,317
   2/28/2005       716,450        439,104         691,009            452,860
   3/31/2005       706,133        428,047         676,783            439,896
   4/30/2005       671,391        404,934         641,872            414,704
   5/31/2005       701,402        426,635         681,020            441,846
   6/30/2005       727,284        441,175         711,135            458,889
   7/31/2005       770,121        467,394         751,599            487,962
   8/31/2005       756,798        463,075         734,343            478,915
   9/30/2005       762,626        467,493         733,130            480,417
  10/31/2005       743,712        453,141         714,716            465,500
  11/30/2005       771,527        473,848         743,709            488,098
  12/31/2005       770,987        475,286         738,000            485,868
   1/31/2006       833,746        511,500         799,026            529,437
   2/28/2006       836,497        508,119         798,972            527,979
   3/31/2006       870,208        530,500         837,670            553,595
   4/30/2006       873,863        534,486         839,910            553,505
   5/31/2006       845,724        508,686         805,131            522,420
   6/30/2006       848,177        505,230         815,021            525,779
   7/31/2006       820,950        488,072         803,718            508,671
   8/31/2006       836,548        497,727         827,742            523,731
   9/30/2006       847,842        500,052         835,821            528,091
  10/31/2006       879,042        524,245         878,362            558,498
  11/30/2006       904,447        539,530         903,408            573,189
  12/31/2006       912,135        540,402         911,278            575,108
   1/31/2007       934,208        550,058         924,929            584,732
   2/28/2007       938,319        551,294         913,569            580,092
   3/31/2007       953,144        557,369         924,595            586,303

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 11 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Mark Shank
Manager since June 2003

[PHOTO]


                              DAVID SOWERBY, CFA
                           Manager since August 2005

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $5.6 million

PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the S&P 500 Index, during the six months ended March 31, 2007. Overall, the performance contribution from our stock selections was positive. However, the Fund's cash position reduced performance by approximately 47 basis points and the Fund did not hold any utilities stocks. The utility sector was the second-best performer in the S&P 500 during the period. This reduced the Fund's performance by approximately 37 basis points as compared to the Benchmark.

We continued to overweight sectors characterized by companies with strong earnings growth. Specifically, we focused on high-quality companies with accelerating business models and special-situation stocks with attractive valuations.

The financials and consumer discretionary sectors made the greatest contributions to relative performance. Although the Fund was underweight in each sector relative to the S&P 500, strong stock selection contributed to positive returns. For example, in the financials sector, Goldman Sachs appreciated more than 20%, while Franklin Resources advanced more than 14%. In the consumer discretionary sector, Marriott advanced 27% and DIRECTV gained more than 17%.

The Fund experienced positive absolute returns from each sector, but the materials, information technology and utilities sectors had the most negative impact on the Fund's relative performance. In the materials sector, commodity-sensitive stocks were the best performers. However, the Fund did not have direct exposure to commodities; rather, we preferred to own Ecolab and Praxair because of their consistent earnings-growth characteristics. In the information technology sector, negative returns from Texas Instruments, Motorola, Corning and DSP Group offset positive returns from Cisco, Hewlett-Packard and QUALCOMM. The Fund continues to hold its positions in Texas Instruments, Motorola and Corning because of their attractive valuations and positive long-term earnings prospects. We sold the entire position in DSP Group because we reduced our earnings growth forecasts for the company. We continued to avoid utilities because the sector is at the high end of its historic P/E range and the low end of its dividend-yield range.

OUTLOOK
Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level, as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period.

We continue to expect the economy to ease into a "soft landing," and we expect the market to begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2007

                                               SINCE             SINCE
      6 MONTHS*  1 YEAR 5 YEARS 10 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
     ----------------------------------------------------------------------
      LOOMIS SAYLES TAX MANAGED EQUITY: INSTITUTIONAL
       6.43%     10.78%  6.08%    9.99%         9.33%            10.28%
     ----------------------------------------------------------------------
      RETURN AFTER TAXES ON DISTRIBUTIONS(c)
       6.14      10.48   5.83     6.99          6.36              7.61
     ----------------------------------------------------------------------
      RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
       4.17       7.00   5.12     7.00          6.42              7.52
     ----------------------------------------------------------------------
      S&P 500 INDEX(c)
       7.38      11.83   6.27     8.20          7.68              9.85
     ----------------------------------------------------------------------
      LIPPER LARGE-CAP CORE FUNDS INDEX(c)
       7.34       9.77   5.16     7.27          6.75              8.52
     ----------------------------------------------------------------------
      EXPENSE RATIO: GROSS (before waivers and reimbursements)**
     Institutional: 1.64%
     ----------------------------------------------------------------------
      EXPENSE RATIO: NET (after waivers and reimbursements)**
     Institutional: 0.65%
     ----------------------------------------------------------------------

 * Not annualized
 ** As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
   3/7/1997    $25,000                  $25,000                  $25,000
  3/31/1997     23,940                   23,973                   23,930
  4/30/1997     25,001                   25,404                   25,255
  5/31/1997     26,041                   26,951                   26,788
  6/30/1997     26,468                   28,158                   27,950
  7/31/1997     28,508                   30,399                   30,157
  8/31/1997     27,225                   28,696                   28,623
  9/30/1997     28,184                   30,267                   30,096
 10/31/1997     27,268                   29,256                   29,168
 11/30/1997     27,390                   30,611                   30,121
 12/31/1997     27,062                   31,136                   30,668
  1/31/1998     27,503                   31,481                   30,971
  2/28/1998     29,533                   33,751                   33,166
  3/31/1998     31,012                   35,480                   34,806
  4/30/1998     31,629                   35,837                   35,159
  5/31/1998     30,725                   35,221                   34,559
  6/30/1998     31,674                   36,651                   36,200
  7/31/1998     31,918                   36,261                   35,908
  8/31/1998     27,261                   31,018                   30,534
  9/30/1998     29,998                   33,005                   32,051
 10/31/1998     31,255                   35,690                   34,455
 11/30/1998     32,755                   37,853                   36,505
 12/31/1998     36,322                   40,035                   38,928
  1/31/1999     37,525                   41,709                   40,290
  2/28/1999     36,264                   40,412                   39,045
  3/31/1999     38,316                   42,029                   40,616
  4/30/1999     39,431                   43,657                   41,704
  5/31/1999     38,844                   42,626                   40,598
  6/30/1999     41,396                   44,992                   42,863
  7/31/1999     41,189                   43,587                   41,606
  8/31/1999     40,691                   43,371                   41,181
  9/30/1999     39,486                   42,182                   40,065
 10/31/1999     40,015                   44,852                   42,520
 11/30/1999     40,279                   45,763                   43,563
 12/31/1999     43,063                   48,459                   46,461
  1/31/2000     41,775                   46,024                   44,582
  2/29/2000     43,993                   45,153                   44,568
  3/31/2000     48,296                   49,570                   48,443
  4/30/2000     48,296                   48,079                   46,861
  5/31/2000     48,962                   47,092                   45,667
  6/30/2000     48,252                   48,253                   47,339
  7/31/2000     47,321                   47,499                   46,601
  8/31/2000     51,045                   50,449                   49,816
  9/30/2000     49,494                   47,786                   47,163
 10/31/2000     49,449                   47,584                   46,617
 11/30/2000     48,208                   43,832                   42,517
 12/31/2000     50,556                   44,047                   43,037
  1/31/2001     48,442                   45,609                   44,256
  2/28/2001     47,304                   41,451                   40,138
  3/31/2001     45,785                   38,825                   37,674
  4/30/2001     47,411                   41,842                   40,537
  5/31/2001     47,790                   42,122                   40,765
  6/30/2001     45,998                   41,097                   39,682
  7/31/2001     45,510                   40,692                   39,107
  8/31/2001     43,667                   38,145                   36,804
  9/30/2001     41,606                   35,065                   34,011
 10/31/2001     42,309                   35,733                   34,812
 11/30/2001     43,828                   38,474                   37,093
 12/31/2001     44,648                   38,811                   37,514
  1/31/2002     44,259                   38,245                   36,922
  2/28/2002     44,096                   37,507                   36,303
  3/31/2002     46,195                   38,918                   37,539
  4/30/2002     45,423                   36,559                   35,576
  5/31/2002     45,201                   36,289                   35,317
  6/30/2002     42,773                   33,704                   32,878
  7/31/2002     39,903                   31,078                   30,434
  8/31/2002     39,740                   31,281                   30,685
  9/30/2002     37,423                   27,881                   27,705
 10/31/2002     38,804                   30,335                   29,857
 11/30/2002     39,964                   32,121                   31,191
 12/31/2002     38,873                   30,234                   29,548
  1/31/2003     37,652                   29,442                   28,772
  2/28/2003     37,430                   29,000                   28,391
  3/31/2003     37,542                   29,282                   28,630
  4/30/2003     39,926                   31,694                   30,740
  5/31/2003     41,867                   33,363                   32,229
  6/30/2003     41,921                   33,789                   32,548
  7/31/2003     42,642                   34,385                   33,061
  8/31/2003     43,474                   35,055                   33,700
  9/30/2003     42,474                   34,683                   33,264
 10/31/2003     44,360                   36,645                   34,892
 11/30/2003     44,750                   36,968                   35,185
 12/31/2003     46,804                   38,906                   36,877
  1/31/2004     47,998                   39,620                   37,398
  2/29/2004     48,962                   40,171                   37,840
  3/31/2004     48,678                   39,565                   37,247
  4/30/2004     47,997                   38,944                   36,668
  5/31/2004     48,222                   39,478                   37,041
  6/30/2004     49,414                   40,246                   37,704
  7/31/2004     47,373                   38,914                   36,369
  8/31/2004     47,089                   39,071                   36,392
  9/30/2004     48,167                   39,495                   36,809
 10/31/2004     48,282                   40,098                   37,307
 11/30/2004     50,325                   41,720                   38,723
 12/31/2004     51,351                   43,140                   39,934
  1/31/2005     51,069                   42,089                   39,031
  2/28/2005     51,810                   42,974                   39,759
  3/31/2005     50,841                   42,213                   39,031
  4/30/2005     49,417                   41,413                   38,162
  5/31/2005     50,727                   42,730                   39,397
  6/30/2005     50,498                   42,791                   39,532
  7/31/2005     52,493                   44,382                   40,938
  8/31/2005     51,811                   43,977                   40,563
  9/30/2005     52,381                   44,334                   41,032
 10/31/2005     51,296                   43,595                   40,540
 11/30/2005     52,948                   45,243                   42,093
 12/31/2005     53,213                   45,259                   42,217
  1/31/2006     54,703                   46,457                   43,399
  2/28/2006     55,217                   46,584                   43,205
  3/31/2006     56,018                   47,163                   43,986
  4/30/2006     56,533                   47,797                   44,443
  5/31/2006     54,984                   46,421                   43,096
  6/30/2006     54,984                   46,484                   43,132
  7/31/2006     55,842                   46,771                   42,985
  8/31/2006     56,931                   47,884                   44,051
  9/30/2006     58,303                   49,118                   44,982
 10/31/2006     59,626                   50,718                   46,480
 11/30/2006     60,437                   51,682                   47,388
 12/31/2006     61,416                   52,407                   47,868
  1/31/2007     62,976                   53,200                   48,645
  2/28/2007     61,301                   52,160                   47,804
  3/31/2007     62,049                   52,743                   48,282


 INCEPTION TO MARCH 31, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
   10/1/1995       $25,000            $25,000                   $25,000
  10/31/1995        24,500             24,911                    24,884
  11/30/1995        25,100             26,004                    25,856
  12/31/1995        25,105             26,505                    26,247
   1/31/1996        25,080             27,407                    27,019
   2/29/1996        25,532             27,661                    27,348
   3/31/1996        25,532             27,928                    27,597
   4/30/1996        26,109             28,339                    27,998
   5/31/1996        26,511             29,070                    28,557
   6/30/1996        26,336             29,181                    28,598
   7/31/1996        24,882             27,892                    27,430
   8/31/1996        25,708             28,480                    28,053
   9/30/1996        27,060             30,083                    29,507
  10/31/1996        27,712             30,913                    30,094
  11/30/1996        29,716             33,250                    32,045
  12/31/1996        29,024             32,591                    31,454
   1/31/1997        30,843             34,627                    33,174
   2/28/1997        30,591             34,898                    33,134
   3/31/1997        29,707             33,464                    31,715
   4/30/1997        31,022             35,462                    33,472
   5/31/1997        32,313             37,621                    35,503
   6/30/1997        32,843             39,307                    37,043
   7/31/1997        35,375             42,434                    39,969
   8/31/1997        33,783             40,057                    37,935
   9/30/1997        34,972             42,251                    39,888
  10/31/1997        33,836             40,840                    38,658
  11/30/1997        33,988             42,730                    39,921
  12/31/1997        33,580             43,464                    40,646
   1/31/1998        34,128             43,945                    41,047
   2/28/1998        36,646             47,114                    43,957
   3/31/1998        38,482             49,527                    46,131
   4/30/1998        39,248             50,025                    46,598
   5/31/1998        38,126             49,165                    45,802
   6/30/1998        39,304             51,162                    47,978
   7/31/1998        39,606             50,618                    47,591
   8/31/1998        33,828             43,299                    40,468
   9/30/1998        37,224             46,073                    42,479
  10/31/1998        38,784             49,821                    45,666
  11/30/1998        40,645             52,841                    48,381
  12/31/1998        45,072             55,885                    51,594
   1/31/1999        46,563             58,222                    53,398
   2/28/1999        44,999             56,413                    51,749
   3/31/1999        47,546             58,670                    53,831
   4/30/1999        48,929             60,942                    55,273
   5/31/1999        48,200             59,503                    53,807
   6/30/1999        51,367             62,805                    56,809
   7/31/1999        51,110             60,844                    55,142
   8/31/1999        50,492             60,543                    54,580
   9/30/1999        48,997             58,883                    53,101
  10/31/1999        49,654             62,609                    56,354
  11/30/1999        49,982             63,882                    57,737
  12/31/1999        53,435             67,645                    61,577
   1/31/2000        51,838             64,246                    59,087
   2/29/2000        54,590             63,030                    59,068
   3/31/2000        59,929             69,196                    64,204
   4/30/2000        59,929             67,114                    62,108
   5/31/2000        60,756             65,737                    60,526
   6/30/2000        59,875             67,358                    62,741
   7/31/2000        58,720             66,305                    61,763
   8/31/2000        63,341             70,423                    66,024
   9/30/2000        61,415             66,705                    62,508
  10/31/2000        61,360             66,423                    61,784
  11/30/2000        59,820             61,187                    56,350
  12/31/2000        62,733             61,486                    57,040
   1/31/2001        60,111             63,667                    58,655
   2/28/2001        58,698             57,862                    53,196
   3/31/2001        56,814             54,197                    49,931
   4/30/2001        58,831             58,408                    53,725
   5/31/2001        59,302             58,800                    54,028
   6/30/2001        57,078             57,368                    52,593
   7/31/2001        56,473             56,804                    51,831
   8/31/2001        54,186             53,248                    48,779
   9/30/2001        51,628             48,948                    45,077
  10/31/2001        52,500             49,881                    46,139
  11/30/2001        54,385             53,707                    49,161
  12/31/2001        55,402             54,178                    49,719
   1/31/2002        54,920             53,387                    48,935
   2/28/2002        54,717             52,358                    48,115
   3/31/2002        57,322             54,327                    49,752
   4/30/2002        56,364             51,033                    47,150
   5/31/2002        56,088             50,657                    46,807
   6/30/2002        53,076             47,049                    43,575
   7/31/2002        49,515             43,382                    40,336
   8/31/2002        49,312             43,666                    40,668
   9/30/2002        46,437             38,920                    36,719
  10/31/2002        48,150             42,346                    39,572
  11/30/2002        49,590             44,838                    41,338
  12/31/2002        48,236             42,204                    39,162
   1/31/2003        46,722             41,099                    38,134
   2/28/2003        46,446             40,482                    37,628
   3/31/2003        46,585             40,875                    37,945
   4/30/2003        49,544             44,242                    40,741
   5/31/2003        51,951             46,573                    42,715
   6/30/2003        52,019             47,167                    43,137
   7/31/2003        52,914             47,999                    43,817
   8/31/2003        53,945             48,935                    44,665
   9/30/2003        52,705             48,415                    44,087
  10/31/2003        55,045             51,154                    46,244
  11/30/2003        55,529             51,604                    46,633
  12/31/2003        58,078             54,310                    48,876
   1/31/2004        59,559             55,307                    49,566
   2/29/2004        60,756             56,076                    50,151
   3/31/2004        60,404             55,230                    49,366
   4/30/2004        59,558             54,363                    48,599
   5/31/2004        59,838             55,109                    49,093
   6/30/2004        61,316             56,181                    49,971
   7/31/2004        58,784             54,321                    48,201
   8/31/2004        58,431             54,541                    48,233
   9/30/2004        59,769             55,132                    48,785
  10/31/2004        59,912             55,974                    49,445
  11/30/2004        62,447             58,239                    51,322
  12/31/2004        63,721             60,220                    52,926
   1/31/2005        63,370             58,753                    51,730
   2/28/2005        64,289             59,989                    52,695
   3/31/2005        63,087             58,927                    51,730
   4/30/2005        61,320             57,809                    50,578
   5/31/2005        62,945             59,649                    52,215
   6/30/2005        62,662             59,733                    52,394
   7/31/2005        65,137             61,955                    54,257
   8/31/2005        64,291             61,389                    53,760
   9/30/2005        64,998             61,887                    54,382
  10/31/2005        63,652             60,855                    53,730
  11/30/2005        65,702             63,157                    55,788
  12/31/2005        66,030             63,178                    55,952
   1/31/2006        67,879             64,851                    57,519
   2/28/2006        68,517             65,027                    57,262
   3/31/2006        69,511             65,837                    58,296
   4/30/2006        70,150             66,721                    58,902
   5/31/2006        68,228             64,800                    57,118
   6/30/2006        68,228             64,888                    57,166
   7/31/2006        69,293             65,289                    56,970
   8/31/2006        70,644             66,842                    58,383
   9/30/2006        72,346             68,564                    59,617
  10/31/2006        73,989             70,799                    61,602
  11/30/2006        74,995             72,145                    62,806
  12/31/2006        76,210             73,157                    63,443
   1/31/2007        78,145             74,263                    64,471
   2/28/2007        76,067             72,811                    63,357
   3/31/2007        76,995             73,625                    63,991

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, if any, without which performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 11 for a description of the Indices and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                               ARTHUR BARRY, CFA
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | Institutional: LSGIX;
 Retail: LSVRX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies, although it may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 6/30/06
 TOTAL NET ASSETS | $150.0 million

PORTFOLIO REVIEW
Strong, bottom-up stock selection continued to drive the Fund's performance, which outpaced the Benchmark, Russell 1000 Value Index, for the six months ended March 31, 2007.

We decreased the Fund's market-sensitive exposure by reducing the Fund's weighting in financial services. These stocks had performed well throughout the last two years, so taking profits seemed prudent. Additionally, we increased our consumer staples exposure by adding Coca-Cola Enterprises to the Portfolio. The stock was selling near the bottom of a 10-year valuation range, and given the low expectations, we believe downside risk is limited. We also believe the company's new CEO may be the catalyst to move the stock upward.

Most sectors contributed positively to the Fund's six-month return, led by the consumer discretionary sector. The majority of our holdings in this area generated double-digit returns, including OSI Restaurant Partners, Dollar General, DIRECTV and News Corp. Utilities stocks also performed well, due to a favorable backdrop of low interest rates and slowing economic growth, combined with growing demand for electricity and the likelihood of strong future infrastructure investment.

One of the Fund's top-performing utilities stocks, AT&T, continued its run of solid performance after completing its BellSouth acquisition late in 2006. This leading US phone company expects double-digit sales growth annually in Asia throughout the next few years, thanks to robust demand in India and China.

Poor performers were stock-specific, rather than sector-wide. For example, our position in Motorola detracted from performance. The company's cell phone business continued to struggle, due to increasing pressure to match the success of the RAZR line. The company cut sales forecasts, and in January announced 3,500 corporate-wide layoffs. Office Depot also detracted from performance after announcing weak sales in its technology division.

OUTLOOK
Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level, as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period.

We continue to expect the economy to ease into a "soft landing," and we believe the market may begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.


 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2007

                                                                  SINCE
                 6 MONTHS*    1 YEAR    5 YEARS    10 YEARS    INCEPTION(a)
                 ------------------------------------------------------------

                  LOOMIS SAYLES VALUE: INSTITUTIONAL
                   9.98%      18.11%     11.14%      9.20%        11.31%
                 ------------------------------------------------------------

                  LOOMIS SAYLES VALUE: RETAIL(a)
                   9.82       17.83      10.86       8.85         10.72
                 ------------------------------------------------------------

                  RUSSELL 1000 VALUE INDEX(b)
                   9.34       16.83      10.25      10.85         12.95
                 ------------------------------------------------------------

                  LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                   7.82       14.14       7.42       8.43         10.89
                 ------------------------------------------------------------

                  EXPENSE RATIO: GROSS (before waivers and reimbursements)**
                 Institutional: 0.91%              Retail: 8.65%
                 ------------------------------------------------------------

                  EXPENSE RATIO: NET (after waivers and reimbursements)**
                 Institutional: 0.85%              Retail: 1.10%
                 ------------------------------------------------------------

 * Not annualized
 ** As stated in the most recent prospectus


CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2007(c)(d)


                                   [CHART]

                               Russell 1000       Lipper Large-Cap
             Loomis Sayles        Value              Value Funds
              Value Fund        Index(a)(b)          Index(a)(b)
             -------------    --------------      -----------------
   5/13/1991     $100,000         $100,000            $100,000
   5/31/1991      105,500          103,721             104,178
   6/30/1991       99,497           99,351              98,936
   7/31/1991      102,800          103,502             103,543
   8/31/1991      105,298          105,371             106,080
   9/30/1991      102,497          104,581             105,274
  10/31/1991      102,897          106,319             107,264
  11/30/1991       96,199          100,860             102,764
  12/31/1991      107,156          109,312             113,886
   1/31/1992      110,617          109,496             113,049
   2/29/1992      112,951          112,182             115,088
   3/31/1992      110,308          110,549             112,511
   4/30/1992      112,845          115,324             114,580
   5/31/1992      113,048          115,886             115,467
   6/30/1992      110,606          115,175             112,930
   7/31/1992      115,075          119,370             117,320
   8/31/1992      111,714          115,701             114,916
   9/30/1992      112,530          117,299             116,271
  10/31/1992      113,543          117,404             117,054
  11/30/1992      119,844          121,257             121,870
  12/31/1992      122,241          124,162             123,741
   1/31/1993      124,992          127,760             125,160
   2/28/1993      126,154          132,219             126,382
   3/31/1993      128,488          136,124             130,055
   4/30/1993      125,096          134,378             127,630
   5/31/1993      127,848          137,081             131,080
   6/30/1993      127,746          140,118             131,672
   7/31/1993      126,788          141,662             131,283
   8/31/1993      131,872          146,779             136,593
   9/30/1993      131,133          147,025             137,084
  10/31/1993      133,992          146,902             139,445
  11/30/1993      132,089          143,848             137,227
  12/31/1993      136,752          146,595             140,156
   1/31/1994      142,003          152,106             144,725
   2/28/1994      140,583          146,919             141,245
   3/31/1994      134,777          141,443             135,380
   4/30/1994      137,513          144,155             137,064
   5/31/1994      139,040          145,822             139,042
   6/30/1994      134,771          142,329             135,692
   7/31/1994      139,475          146,761             139,650
   8/31/1994      145,611          150,983             145,312
   9/30/1994      140,573          145,980             141,527
  10/31/1994      140,348          148,017             143,846
  11/30/1994      133,780          142,048             138,841
  12/31/1994      135,533          143,698             140,414
   1/31/1995      138,406          148,122             142,943
   2/28/1995      145,990          153,985             148,258
   3/31/1995      149,903          157,372             151,734
   4/30/1995      155,524          162,349             156,145
   5/31/1995      162,181          169,168             161,933
   6/30/1995      163,332          171,460             165,446
   7/31/1995      169,653          177,429             170,676
   8/31/1995      170,569          179,936             171,713
   9/30/1995      175,959          186,443             177,881
  10/31/1995      171,596          184,592             176,458
  11/30/1995      179,403          193,941             184,102
  12/31/1995      183,278          198,815             187,091
   1/31/1996      188,685          205,010             192,845
   2/29/1996      190,327          206,560             195,012
   3/31/1996      192,344          210,072             197,121
   4/30/1996      192,344          210,880             199,801
   5/31/1996      195,999          213,517             203,502
   6/30/1996      196,371          213,691             203,620
   7/31/1996      189,203          205,615             195,633
   8/31/1996      193,725          211,496             200,717
   9/30/1996      203,373          219,903             210,552
  10/31/1996      208,925          228,405             214,999
  11/30/1996      223,508          244,968             230,400
  12/31/1996      222,077          241,842             226,502
   1/31/1997      233,759          253,566             237,933
   2/28/1997      235,325          257,292             239,840
   3/31/1997      227,347          248,041             230,675
   4/30/1997      235,327          258,462             240,938
   5/31/1997      249,565          272,900             254,822
   6/30/1997      261,818          284,607             265,456
   7/31/1997      284,675          306,019             285,462
   8/31/1997      275,679          295,116             273,249
   9/30/1997      289,739          312,953             287,234
  10/31/1997      279,019          304,209             278,568
  11/30/1997      287,278          317,659             287,704
  12/31/1997      286,962          326,932             290,996
   1/31/1998      287,622          322,306             291,413
   2/28/1998      306,662          344,004             310,584
   3/31/1998      315,923          365,045             324,387
   4/30/1998      318,514          367,486             327,685
   5/31/1998      312,972          362,037             322,110
   6/30/1998      312,471          366,677             328,135
   7/31/1998      298,472          360,206             322,445
   8/31/1998      256,507          306,601             278,440
   9/30/1998      274,078          324,199             291,822
  10/31/1998      297,347          349,311             315,192
  11/30/1998      307,605          365,585             331,279
  12/31/1998      317,172          378,028             344,076
   1/31/1999      316,442          381,047             349,796
   2/28/1999      307,107          375,669             341,785
   3/31/1999      318,286          383,443             352,161
   4/30/1999      341,171          419,257             372,913
   5/31/1999      339,158          414,648             366,547
   6/30/1999      347,773          426,687             382,705
   7/31/1999      334,940          414,195             371,840
   8/31/1999      320,839          398,823             365,064
   9/30/1999      302,904          384,885             351,561
  10/31/1999      314,263          407,038             368,492
  11/30/1999      312,283          403,855             369,777
  12/31/1999      312,970          405,805             381,164
   1/31/2000      299,481          392,566             365,052
   2/29/2000      275,403          363,400             349,700
   3/31/2000      303,218          407,740             381,722
   4/30/2000      301,975          402,995             377,472
   5/31/2000      307,169          407,244             377,754
   6/30/2000      299,920          388,631             373,583
   7/31/2000      298,660          393,498             371,895
   8/31/2000      318,790          415,393             393,420
   9/30/2000      313,817          419,197             387,209
  10/31/2000      325,648          429,494             390,302
  11/30/2000      318,581          413,552             373,573
  12/31/2000      335,976          434,271             388,615
   1/31/2001      340,377          435,941             391,848
   2/28/2001      331,153          423,819             372,962
   3/31/2001      318,768          408,842             358,467
   4/30/2001      334,100          428,893             378,777
   5/31/2001      339,546          438,527             384,873
   6/30/2001      333,672          428,801             374,414
   7/31/2001      330,936          427,889             371,863
   8/31/2001      318,559          410,750             354,446
   9/30/2001      291,705          381,841             326,785
  10/31/2001      293,805          378,555             328,915
  11/30/2001      310,082          400,562             350,014
  12/31/2001      316,996          409,997             355,289
   1/31/2002      314,175          406,838             348,734
   2/28/2002      312,667          407,491             346,804
   3/31/2002      323,266          426,770             362,115
   4/30/2002      315,282          412,133             346,679
   5/31/2002      317,457          414,199             347,146
   6/30/2002      294,315          390,417             322,938
   7/31/2002      269,651          354,124             295,042
   8/31/2002      272,887          356,798             297,028
   9/30/2002      241,532          317,126             262,697
  10/31/2002      258,826          340,621             281,973
  11/30/2002      274,821          362,079             299,650
  12/31/2002      264,076          346,352             285,380
   1/31/2003      257,976          337,968             278,585
   2/28/2003      247,940          328,958             271,616
   3/31/2003      246,626          329,504             271,441
   4/30/2003      266,677          358,508             294,358
   5/31/2003      286,278          381,650             312,476
   6/30/2003      291,288          386,422             316,052
   7/31/2003      292,802          392,176             320,454
   8/31/2003      298,688          398,287             325,869
   9/30/2003      294,536          394,401             322,209
  10/31/2003      309,145          418,538             339,986
  11/30/2003      315,235          424,216             344,168
  12/31/2003      333,330          450,364             365,279
   1/31/2004      337,729          458,283             370,813
   2/29/2004      345,227          468,105             378,633
   3/31/2004      344,122          464,008             374,103
   4/30/2004      337,722          452,668             367,208
   5/31/2004      343,024          457,284             369,891
   6/30/2004      349,644          468,089             378,034
   7/31/2004      344,574          461,496             368,935
   8/31/2004      345,884          468,059             371,608
   9/30/2004      351,625          475,314             375,999
  10/31/2004      355,388          483,215             380,005
  11/30/2004      374,330          507,646             396,504
  12/31/2004      383,726          524,645             409,095
   1/31/2005      379,466          515,333             401,162
   2/28/2005      390,888          532,411             412,419
   3/31/2005      386,198          525,106             405,716
   4/30/2005      379,246          515,701             397,685
   5/31/2005      388,424          528,116             406,985
   6/30/2005      395,377          533,898             411,112
   7/31/2005      413,050          549,345             424,509
   8/31/2005      412,843          546,955             422,672
   9/30/2005      419,119          554,635             426,748
  10/31/2005      412,413          540,548             417,847
  11/30/2005      428,744          558,318             432,221
  12/31/2005      432,860          561,653             434,709
   1/31/2006      450,867          583,466             447,397
   2/28/2006      457,044          587,028             448,197
   3/31/2006      464,128          594,980             453,858
   4/30/2006      477,170          610,100             465,137
   5/31/2006      466,768          594,689             453,774
   6/30/2006      466,301          598,493             454,102
   7/31/2006      476,980          613,039             461,048
   8/31/2006      485,517          623,299             469,552
   9/30/2006      498,529          635,724             480,475
  10/31/2006      517,025          656,533             494,784
  11/30/2006      526,745          671,521             503,320
  12/31/2006      540,124          686,595             514,182
   1/31/2007      550,062          695,376             520,793
   2/28/2007      537,411          684,535             511,506
   3/31/2007      548,320          695,118             518,036


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements, if any, without which performance would be lower.

(a) Index performance is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. Performance shown for periods prior to the inception date of the Retail Class (6/30/06) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. (b) See page 11 for a description of the Indices. (c) The mountain chart is based on the Fund's initial minimum investment of $100,000 for Institutional Class shares. (d) Cumulative performance is shown for Institutional Class shares. Performance of the Retail Class would be lower due to higher fees.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2006 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2006 through March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES MID CAP GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/06                 3/31/07              10/1/06 - 3/31/07
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,148.00                   $5.36
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,146.30                   $6.69
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/06                 3/31/07              10/1/06 - 3/31/07
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,126.70                   $5.30
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,124.70                   $6.62
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/06                 3/31/07              10/1/06 - 3/31/07
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,124.20                   $4.61
Hypothetical (5% return before expenses)               $1,000.00               $1,020.59                   $4.38

Retail Class
------------
Actual                                                 $1,000.00               $1,122.80                   $6.09
Hypothetical (5% return before expenses)               $1,000.00               $1,019.20                   $5.79

Admin Class
-----------
Actual                                                 $1,000.00               $1,121.00                   $7.40
Hypothetical (5% return before expenses)               $1,000.00               $1,017.95                   $7.04
*Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.15% and 1.40% for the Institutional, Retail and
 Admin Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-
 year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    10/1/06                 3/31/07             10/1/06 - 3/31/07
-------------------                                 -------------           -------------          -----------------
Actual                                                $1,000.00               $1,064.30                  $3.35
Hypothetical (5% return before expenses)              $1,000.00               $1,021.69                  $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/06                 3/31/07              10/1/06 - 3/31/07
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,099.80                   $3.77
Hypothetical (5% return before expenses)               $1,000.00               $1,021.34                   $3.63

Retail Class
------------
Actual                                                 $1,000.00               $1,098.20                   $5.75
Hypothetical (5% return before expenses)               $1,000.00               $1,019.45                   $5.54
*Expenses are equal to the Fund's annualized expense ratio of 0.72% and 1.10% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

LOOMIS SAYLES MID CAP GROWTH FUND


                                                             SHARES  VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - 97.1% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 6.7%
BE Aerospace, Inc.(b)                                        20,824 $  660,121
Precision Castparts Corp.(c)                                 14,723  1,531,928
Rockwell Collins, Inc.(c)                                    13,425    898,535
                                                                    ----------
                                                                     3,090,584
                                                                    ----------
BIOTECHNOLOGY - 2.4%
Celgene Corp.(b)(c)                                          13,100    687,226
Theravance, Inc.(b)(c)                                       14,219    419,460
                                                                    ----------
                                                                     1,106,686
                                                                    ----------
CAPITAL MARKETS - 2.7%
GFI Group, Inc.(b)(c)                                         7,006    476,198
Lazard Ltd., Class A(c)                                      15,375    771,517
                                                                    ----------
                                                                     1,247,715
                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 5.9%
Corrections Corp. of America(b)(c)                           13,100    691,811
Stericycle, Inc.(b)(c)                                       13,225  1,077,837
TeleTech Holdings, Inc.(b)(c)                                26,024    954,821
                                                                    ----------
                                                                     2,724,469
                                                                    ----------
DIVERSIFIED CONSUMER SERVICES - 2.1%
New Oriental Education & Technology Group, Inc., ADR(b)(c)   11,096    449,721
Sotheby's                                                    11,141    495,552
                                                                    ----------
                                                                       945,273
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 5.6%
Chicago Mercantile Exchange Holdings, Inc.                    2,050  1,091,543
IntercontinentalExchange, Inc.(b)                             8,127    993,201
Nymex Holdings, Inc.(b)                                       3,600    488,736
                                                                    ----------
                                                                     2,573,480
                                                                    ----------
ELECTRICAL EQUIPMENT - 1.5%
Roper Industries, Inc.                                       12,870    706,306
                                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
Mettler-Toledo International, Inc.(b)                        16,075  1,439,838
                                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.7%
Dril-Quip, Inc.(b)(c)                                        10,450    452,276
Noble Corp.                                                   9,350    735,658
Oceaneering International, Inc.(b)(c)                        11,555    486,697
                                                                    ----------
                                                                     1,674,631
                                                                    ----------
FOOD PRODUCTS - 1.5%
Bunge Ltd.                                                    8,273    680,206
                                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.2%
Hologic, Inc.(b)(c)                                          17,375  1,001,495
                                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 2.1%
Psychiatric Solutions, Inc.(b)(c)                            23,427    944,342
                                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 3.2%
Ctrip.com International Ltd., ADR(b)(c)                       7,100    475,594
Wynn Resorts Ltd.(c)                                         10,485    994,607
                                                                    ----------
                                                                     1,470,201
                                                                    ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                      SHARES  VALUE (+)
-----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INDEPENDENT POWER PRODUCER & ENERGY - 4.7%
AES Corp.(b)                                          38,750 $  833,900
NRG Energy, Inc.(b)(c)                                18,600  1,339,944
                                                             ----------
                                                              2,173,844
                                                             ----------
INDUSTRIAL CONGLOMERATES - 1.5%
McDermott International, Inc.(b)                      13,774    674,650
                                                             ----------
INTERNET SOFTWARE & SERVICES - 4.0%
Akamai Technologies, Inc.(b)(c)                       21,025  1,049,568
Equinix, Inc.(b)(c)                                    9,131    781,888
                                                             ----------
                                                              1,831,456
                                                             ----------
IT SERVICES - 4.2%
Cognizant Technology Solutions Corp., Class A(b)(c)   14,852  1,310,986
VeriFone Holdings, Inc.(b)(c)                         17,315    635,980
                                                             ----------
                                                              1,946,966
                                                             ----------
MACHINERY - 1.5%
AGCO Corp.(b)(c)                                      18,281    675,849
                                                             ----------
MEDIA - 2.5%
Focus Media Holding Ltd., ADR(b)                       5,535    434,276
Lamar Advertising Co., Class A(c)                     11,656    733,978
                                                             ----------
                                                              1,168,254
                                                             ----------
METALS & MINING - 4.9%
Allegheny Technologies, Inc.(c)                       10,650  1,136,249
Yamana Gold, Inc.(c)                                  78,062  1,120,970
                                                             ----------
                                                              2,257,219
                                                             ----------
PHARMACEUTICALS - 1.5%
Shire PLC, ADR(c)                                     10,997    680,714
                                                             ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
CB Richard Ellis Group, Inc., Class A(b)(c)           17,935    613,018
Jones Lang LaSalle, Inc.(c)                            9,265    966,154
                                                             ----------
                                                              1,579,172
                                                             ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
MEMC Electronic Materials, Inc.(b)                    18,785  1,137,995
                                                             ----------
SOFTWARE - 3.6%
Autodesk, Inc.(b)                                     16,896    635,290
Salesforce.com, Inc.(b)(c)                            23,300    997,706
                                                             ----------
                                                              1,632,996
                                                             ----------
SPECIALTY RETAIL - 4.0%
GameStop Corp., Class A(b)(c)                         25,970    845,843
Guess?, Inc.(c)                                       24,680    999,293
                                                             ----------
                                                              1,845,136
                                                             ----------
TEXTILES APPAREL & LUXURY GOODS - 3.9%
Coach, Inc.(b)(c)                                     20,620  1,032,031
Polo Ralph Lauren Corp.(c)                             8,775    773,516
                                                             ----------
                                                              1,805,547
                                                             ----------

                                                                                               SHARES                 VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 12.2%
American Tower Corp., Class A(b)                                                               18,150             $     706,942
Leap Wireless International, Inc.(b)(c)                                                        10,567                   697,211
Millicom International Cellular SA(b)(c)                                                       16,276                 1,275,387
NII Holdings, Inc.(b)(c)                                                                       20,420                 1,514,756
Rogers Communications, Inc., Class B                                                           22,350                   732,186
Vimpel-Communications, ADR(b)                                                                   7,299                   692,238
                                                                                                                  -------------
                                                                                                                      5,618,720
                                                                                                                  -------------

TOTAL COMMON STOCKS
 (Identified Cost $35,925,034)                                                                                       44,633,744
                                                                                                                  -------------

                                                                                     PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 26.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/30/07 at 4.250% to be
repurchased at $1,095,388 on 4/02/07 collateralized by
$1,130,000 U.S. Treasury Bill, 4.880% due 5/31/07 with
a value of $1,120,113, including accrued interest (Note
2g of Notes to Financial Statements)                                                      $ 1,095,000                 1,095,000
                                                                                                                  -------------

                                                                                               SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                           10,839,584                10,839,584
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $11,934,584)                                                                                       11,934,584
                                                                                                                  -------------

TOTAL INVESTMENTS - 123.1%
 (Identified Cost $47,859,618)(a)                                                                                    56,568,328
 Other assets less liabilities--(23.1)%                                                                            (10,626,021)
                                                                                                                  -------------

TOTAL NET ASSETS - 100.0%                                                                                         $  45,942,307
                                                                                                                  -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2007, the net unrealized appreciation on investments based on cost of $47,859,618 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $   8,988,876
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (280,166)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $   8,708,710
                                                                                                                  -------------

(b)Non-income producing security.
(c)All or a portion of this security was on loan at March 31, 2007.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

HOLDINGS AT MARCH 31, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Wireless Telecommunication Services      12.2%
                 Aerospace & Defense                       6.7
                 Commercial Services & Supplies            5.9
                 Diversified Financial Services            5.6
                 Metals & Mining                           4.9
                 Independent Power Producer & Energy       4.7
                 IT Services                               4.2
                 Specialty Retail                          4.0
                 Internet Software & Services              4.0
                 Textiles Apparel & Luxury Goods           3.9
                 Energy Equipment & Services               3.7
                 Software                                  3.6
                 Real Estate Management & Development      3.4
                 Hotels, Restaurants & Leisure             3.2
                 Electronic Equipment & Instruments        3.1
                 Capital Markets                           2.7
                 Media                                     2.5
                 Semiconductors & Semiconductor Equipment  2.5
                 Biotechnology                             2.4
                 Healthcare Equipment & Supplies           2.2
                 Diversified Consumer Services             2.1
                 Healthcare Providers & Services           2.1
                 Other, less than 2% each                  7.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                             SHARES  VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - 97.2% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.3%
Moog, Inc., Class A(b)(c)                                     8,203 $  341,655
                                                                    ----------
BIOTECHNOLOGY - 3.9%
BioMarin Pharmaceutical, Inc.(b)(c)                           9,885    170,615
Indevus Pharmaceuticals, Inc.(b)(c)                          23,765    168,019
Metabolix, Inc.(b)(c)                                        10,210    169,792
Myriad Genetics, Inc.(b)(c)                                   4,835    166,614
Pharmion Corp.(b)(c)                                          6,930    182,190
Theravance, Inc.(c)                                           5,275    155,612
                                                                    ----------
                                                                     1,012,842
                                                                    ----------
CAPITAL MARKETS - 2.1%
FCStone Group, Inc.(b)(c)                                     6,325    236,049
GFI Group, Inc.(b)(c)                                         4,535    308,244
                                                                    ----------
                                                                       544,293
                                                                    ----------
COMMERCIAL BANKS - 0.7%
East West Bancorp, Inc.(b)                                    4,905    180,357
                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 11.4%
Advisory Board Co.,(b)(c)                                     8,699    440,343
American Reprographics Co.,(b)(c)                             7,890    242,933
CRA International, Inc.(b)(c)                                 7,028    366,721
FTI Consulting, Inc.(b)(c)                                    9,321    313,092
Huron Consulting Group, Inc.(b)(c)                            3,606    219,389
IHS, Inc., Class A(b)(c)                                      6,705    275,643
Interface, Inc., Class A                                     16,625    265,834
Kenexa Corp.(b)(c)                                            8,955    278,769
On Assignment, Inc.(b)(c)                                    22,695    281,645
Waste Connections, Inc.(c)                                    8,610    257,784
                                                                    ----------
                                                                     2,942,153
                                                                    ----------
COMMUNICATIONS EQUIPMENT - 3.5%
C-COR, Inc.(b)(c)                                            12,085    167,498
Foundry Networks, Inc.(b)(c)                                 20,535    278,660
Harmonic, Inc.(b)(c)                                         22,640    222,325
Sonus Networks, Inc.(b)(c)                                   28,730    231,851
                                                                    ----------
                                                                       900,334
                                                                    ----------
COMPUTERS & PERIPHERALS - 1.3%
Brocade Communications Systems, Inc.(b)(c)                   33,748    321,281
                                                                    ----------
DIVERSIFIED CONSUMER SERVICES - 5.7%
Bright Horizons Family Solutions, Inc.(b)(c)                  6,851    258,625
DeVry, Inc.(b)                                               10,298    302,246
Laureate Education, Inc.(c)                                   2,618    154,384
New Oriental Education & Technology Group, Inc., ADR(b)(c)    5,394    218,619
Sotheby's(b)                                                  5,620    249,978
Steiner Leisure Ltd.(c)                                       6,485    291,695
                                                                    ----------
                                                                     1,475,547
                                                                    ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.9%
Cogent Communications Group, Inc.(b)(c)                      10,001    236,324
                                                                    ----------
ELECTRICAL EQUIPMENT - 0.7%
First Solar, Inc.(c)                                          3,456    179,747
                                                                    ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                     SHARES  VALUE (+)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
IPG Photonics Corp.(c)                                8,226 $  157,939
                                                            ----------
ENERGY EQUIPMENT & SERVICES - 2.4%
Dril-Quip, Inc.(b)(c)                                 3,440    148,883
Tesco Corp.(c)                                        7,990    212,134
Universal Compression Holdings, Inc.(b)(c)            3,720    251,770
                                                            ----------
                                                               612,787
                                                            ----------
HEALTH CARE TECHNOLOGY - 2.8%
Allscripts Healthcare Solutions, Inc.(b)(c)           9,734    260,968
Phase Forward, Inc.(c)                               17,375    228,134
Vital Images, Inc.(b)(c)                              6,960    231,490
                                                            ----------
                                                               720,592
                                                            ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.1%
Hologic, Inc.(b)(c)                                   5,300    305,492
Inverness Medical Innovations, Inc.(b)(c)             9,125    399,492
Kyphon, Inc.(c)                                       5,728    258,562
Meridian Bioscience, Inc.                             8,335    231,380
NuVasive, Inc.(b)(c)                                 12,710    301,862
PolyMedica Corp.(b)                                   7,618    322,470
Viasys Healthcare, Inc.(c)                            7,796    264,986
                                                            ----------
                                                             2,084,244
                                                            ----------
HEALTHCARE PROVIDERS & SERVICES - 4.6%
inVentiv Health, Inc.(b)(c)                          11,175    427,891
NovaMed, Inc.(c)                                     28,320    183,514
Radiation Therapy Services, Inc.(b)(c)                8,857    271,378
Sun Healthcare Group, Inc.(b)(c)                     24,395    301,278
                                                            ----------
                                                             1,184,061
                                                            ----------
HOTELS, RESTAURANTS & LEISURE - 4.3%
Chipotle Mexican Grill, Inc., Class A(b)(c)           5,230    324,783
Life Time Fitness, Inc.(b)(c)                         4,855    249,596
McCormick & Schmick's Seafood Restaurants, Inc.(c)   10,015    268,502
Pinnacle Entertainment, Inc.(c)                       9,075    263,810
                                                            ----------
                                                             1,106,691
                                                            ----------
HOUSEHOLD DURABLES - 1.2%
Jarden Corp.(c)                                       8,139    311,724
                                                            ----------
INSURANCE - 3.0%
Arch Capital Group Ltd.(b)(c)                         4,365    297,736
Argonaut Group, Inc.(c)                               7,205    233,154
ProAssurance Corp.(b)(c)                              4,880    249,612
                                                            ----------
                                                               780,502
                                                            ----------
INTERNET SOFTWARE & SERVICES - 3.8%
aQuantive, Inc.(b)(c)                                11,616    324,203
Online Resources Corp.(b)(c)                         16,922    194,095
VistaPrint Ltd.(b)(c)                                 7,310    279,973
Websense, Inc.(b)(c)                                  7,645    175,758
                                                            ----------
                                                               974,029
                                                            ----------
IT SERVICES - 2.6%
Lightbridge, Inc.(c)                                 14,153    248,668
Syntel, Inc.                                          6,851    237,387

                                                  SHARES  VALUE (+)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - CONTINUED
Tyler Technologies, Inc.(b)(c)                    14,035 $  178,245
                                                         ----------
                                                            664,300
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 0.9%
Smith & Wesson Holding Corp.(b)(c)                17,660    231,169
                                                         ----------
LIFE SCIENCES TOOLS AND SERVICES - 0.5%
Exelixis, Inc.(c)                                 13,641    135,592
                                                         ----------
MACHINERY - 3.0%
American Science & Engineering, Inc.(b)(c)         2,635    138,785
Middleby Corp.(b)(c)                               2,315    305,210
RBC Bearings, Inc.(c)                              9,520    318,254
                                                         ----------
                                                            762,249
                                                         ----------
MEDIA - 2.3%
Knology, Inc.(b)(c)                               17,480    276,708
Morningstar, Inc.(b)(c)                            5,895    304,418
                                                         ----------
                                                            581,126
                                                         ----------
METALS & MINING - 1.2%
Northwest Pipe Co.(b)(c)                           7,670    305,496
                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 3.1%
Arena Resources, Inc.(b)(c)                        4,220    211,506
Exploration Co. of Delaware, Inc.(b)(c)           16,610    180,218
Helix Energy Solutions Group, Inc.(b)(c)           5,920    220,757
Petrohawk Energy Corp.(b)(c)                      13,545    178,388
                                                         ----------
                                                            790,869
                                                         ----------
PHARMACEUTICALS - 0.8%
Santarus, Inc.(b)(c)                              27,675    194,832
                                                         ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Jones Lang LaSalle, Inc.                           2,445    254,965
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
ATMI, Inc.(b)(c)                                   7,841    239,699
Cypress Semiconductor Corp.(b)(c)                 10,655    197,650
Netlogic Microsystems, Inc.(b)(c)                  9,784    260,450
Rudolph Technologies, Inc.(b)(c)                  11,840    206,490
Tessera Technologies, Inc.(c)                      8,805    349,911
Volterra Semiconductor Corp.(b)(c)                14,925    194,920
                                                         ----------
                                                          1,449,120
                                                         ----------
SOFTWARE - 5.5%
Blackboard, Inc.(b)(c)                             9,300    312,759
Glu Mobile, Inc.(b)(c)                            11,401    114,010
Informatica Corp.(b)(c)                           19,830    266,317
Opsware, Inc.(b)(c)                               32,085    232,616
Quest Software, Inc.(b)(c)                        10,385    168,964
Ultimate Software Group, Inc.(b)(c)               11,890    311,399
                                                         ----------
                                                          1,406,065
                                                         ----------
SPECIALTY RETAIL - 1.1%
Dick's Sporting Goods, Inc.(b)(c)                  4,755    277,026
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                                                              SHARES                 VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TEXTILES APPAREL & LUXURY GOODS - 3.9%
Movado Group, Inc.(b)                                                                          8,968              $    264,107
Phillips-Van Heusen Corp.                                                                      4,585                   269,598
Quiksilver, Inc.(b)(c)                                                                        19,815                   229,854
Volcom, Inc.(c)                                                                                6,755                   232,102
                                                                                                                  ------------
                                                                                                                       995,661
                                                                                                                  ------------
THRIFTS & MORTGAGE FINANCE - 0.9%
PFF Bancorp, Inc.(b)                                                                           7,670                   232,631
                                                                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Aircastle Ltd.(b)                                                                              9,670                   342,125
                                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.2%
SBA Communications Corp., Class A(b)(c)                                                       10,850                   320,618
                                                                                                                  ------------

TOTAL COMMON STOCKS
 (Identified Cost $21,127,816)                                                                                      25,010,946
                                                                                                                  ------------

                                                                                    PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 28.7%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/30/07 at 4.250% to be
repurchased at $809,287 on 4/02/07 collateralized by
$850,000 U.S. Treasury Bill, 4.900% due 9/27/07 with
a value of $829,600 including accrued interest
(Note 2g of Notes to Financial Statements)                                                $  809,000                   809,000
                                                                                                                  ------------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                           6,576,138                 6,576,138
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $7,385,138)                                                                                     $  7,385,138
                                                                                                                  ------------

TOTAL INVESTMENTS - 125.9%
 (Identified Cost $28,512,954)(a)                                                                                   32,396,084
 Other assets less liabilities--(25.9)%                                                                            (6,657,538)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $ 25,738,546
                                                                                                                  ------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2007, the net unrealized appreciation on investments based on cost of $28,512,954 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  4,229,862
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (346,732)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  3,883,130
                                                                                                                  ------------

(b)All or a portion of this security was on loan at March 31, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Services & Supplies           11.4%
                 Healthcare Equipment & Supplies           8.1
                 Diversified Consumer Services             5.7
                 Semiconductors & Semiconductor Equipment  5.6
                 Software                                  5.5
                 Healthcare Providers & Services           4.6
                 Hotels, Restaurants & Leisure             4.3
                 Biotechnology                             3.9
                 Textiles Apparel & Luxury Goods           3.9
                 Internet Software & Services              3.8
                 Communications Equipment                  3.5
                 Oil, Gas & Consumable Fuels               3.1
                 Insurance                                 3.0
                 Machinery                                 3.0
                 Health Care Technology                    2.8
                 IT Services                               2.6
                 Energy Equipment & Services               2.4
                 Media                                     2.3
                 Capital Markets                           2.1
                 Other, less than 2% each                 15.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             SHARES   VALUE (+)
---------------------------------------------------------------

COMMON STOCKS - 94.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.5%
AAR Corp.(b)(c)                             234,645 $ 6,466,816
Moog, Inc., Class A(b)(c)                   231,250   9,631,562
Teledyne Technologies, Inc.(c)              197,897   7,409,264
                                                    -----------
                                                     23,507,642
                                                    -----------
AUTO COMPONENTS - 0.5%
Gentex Corp.(b)                             270,475   4,395,219
                                                    -----------
AUTOMOBILES - 0.4%
Winnebago Industries, Inc.(b)               108,625   3,653,059
                                                    -----------
BUILDING PRODUCTS - 1.6%
Armstrong World Industries, Inc.(b)(c)      186,517   9,484,390
Griffon Corp.(b)(c)                         220,215   5,450,321
                                                    -----------
                                                     14,934,711
                                                    -----------
CAPITAL MARKETS - 0.9%
Penson Worldwide, Inc.(b)(c)                127,522   3,849,889
Stifel Financial Corp.(b)(c)                 97,749   4,330,281
                                                    -----------
                                                      8,180,170
                                                    -----------
CHEMICALS - 2.3%
Cytec Industries, Inc.                      131,075   7,371,658
FMC Corp.                                    64,995   4,902,573
Minerals Technologies, Inc.(b)               74,975   4,660,446
Spartech Corp.(b)                           171,900   5,043,546
                                                    -----------
                                                     21,978,223
                                                    -----------
COMMERCIAL BANKS - 6.6%
Alabama National Bancorp(b)                  88,525   6,268,455
CVB Financial Corp.(b)                      300,752   3,578,948
East West Bancorp, Inc.(b)                  181,825   6,685,705
First Charter Corp.(b)                      203,825   4,382,238
First Community Bancorp(b)                   86,815   4,908,520
First Midwest Bancorp, Inc.(b)              139,770   5,136,547
First State Bancorporation(b)               285,102   6,429,050
IBERIABANK Corp.(b)                          92,134   5,128,178
Pennsylvania Commerce Bancorp, Inc.(b)(c)    95,525   2,720,552
PrivateBankcorp, Inc.(b)                     85,325   3,119,482
Signature Bank(b)(c)                        200,800   6,534,032
Sterling Bancshares, Inc.                   349,087   3,902,793
United Community Banks, Inc.(b)             108,200   3,547,878
                                                    -----------
                                                     62,342,378
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.2%
American Ecology Corp.(b)                   195,499   3,755,536
McGrath Rentcorp.(b)                        271,200   8,588,904
Navigant Consulting, Inc.(b)(c)             260,088   5,139,339
Rollins, Inc.(b)                            457,200  10,520,172
Standard Parking Corp.(c)                   140,355   4,964,356
Waste Connections, Inc.(b)(c)               237,938   7,123,849
                                                    -----------
                                                     40,092,156
                                                    -----------
COMMUNICATIONS EQUIPMENT - 3.5%
ADTRAN, Inc.(b)                             117,070   2,850,654
Anaren, Inc.(b)(c)                          335,700   5,911,677

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
CommScope, Inc.(b)(c)                            270,031 $11,584,330
Comtech Telecommunications Corp.(b)(c)            64,837   2,511,137
Harris Stratex Networks, Inc., Class A(c)        263,670   5,059,832
Sirenza Microdevices, Inc.(b)(c)                 625,048   5,387,914
                                                         -----------
                                                          33,305,544
                                                         -----------
COMPUTERS & PERIPHERALS - 1.3%
Electronics for Imaging, Inc.(b)(c)              268,250   6,290,463
Imation Corp.(b)                                 154,030   6,219,731
                                                         -----------
                                                          12,510,194
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.6%
Insituform Technologies, Inc., Class A(b)(c)     303,000   6,299,370
Michael Baker Corp.(b)(c)                        161,675   3,928,702
Washington Group International, Inc.(c)           75,050   4,984,821
                                                         -----------
                                                          15,212,893
                                                         -----------
CONSTRUCTION MATERIALS - 0.9%
Eagle Materials, Inc.(b)                          73,150   3,264,685
Texas Industries, Inc.(b)                         75,793   5,724,645
                                                         -----------
                                                           8,989,330
                                                         -----------
CONSUMER FINANCE - 2.9%
Advanta Corp., Class B                           255,280  11,191,475
Dollar Financial Corp.(b)(c)                     323,970   8,196,441
First Cash Financial Services, Inc.(c)           348,288   7,759,857
                                                         -----------
                                                          27,147,773
                                                         -----------
CONTAINERS & PACKAGING - 0.5%
Rock-Tenn Co., Class A                           145,441   4,828,641
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.6%
Vertrue, Inc.(b)(c)                              119,125   5,731,104
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Genesis Lease Ltd., ADR(c)                       281,175   7,352,726
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.1%
Iowa Telecommunications Services, Inc.(b)         68,180   1,363,606
                                                         -----------
ELECTRIC UTILITIES - 1.4%
ALLETE, Inc.(b)                                   92,983   4,334,867
ITC Holdings Corp.                               111,085   4,808,870
Portland General Electric Co.,(b)                146,425   4,275,610
                                                         -----------
                                                          13,419,347
                                                         -----------
ELECTRICAL EQUIPMENT - 3.2%
General Cable Corp.(b)(c)                        195,885  10,466,135
Hubbell, Inc., Class B                           136,575   6,588,378
II-VI, Inc.(b)(c)                                244,660   8,281,741
Lamson & Sessions Co., (The)(b)(c)               162,125   4,505,454
                                                         -----------
                                                          29,841,708
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Anixter International, Inc.(b)(c)                119,725   7,894,667
Excel Technology, Inc.(c)                        143,194   3,913,492
FARO Technologies, Inc.(c)                        42,475   1,226,253
Keithley Instruments, Inc.                       251,875   3,851,169

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                   SHARES   VALUE (+)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Littelfuse, Inc.(c)                               135,975 $ 5,520,585
Rofin-Sinar Technologies, Inc.(b)(c)               72,850   4,311,263
X-Rite, Inc.(b)                                   166,694   2,158,687
                                                          -----------
                                                           28,876,116
                                                          -----------
ENERGY EQUIPMENT & SERVICES - 1.9%
Dresser-Rand Group, Inc.(b)(c)                    187,550   5,712,773
FMC Technologies, Inc.(b)(c)                       60,665   4,231,990
Oceaneering International, Inc.(c)                 98,521   4,149,705
Universal Compression Holdings, Inc.(b)(c)         63,275   4,282,452
                                                          -----------
                                                           18,376,920
                                                          -----------
FOOD & STAPLES RETAILING - 2.0%
Casey's General Stores, Inc.(b)                   168,350   4,210,433
Smart & Final, Inc.(b)(c)                         313,075   6,815,643
Winn-Dixie Stores, Inc.(c)                        428,125   7,556,406
                                                          -----------
                                                           18,582,482
                                                          -----------
FOOD PRODUCTS - 1.4%
J & J Snack Foods Corp.(b)                        148,253   5,854,511
Ralcorp Holdings, Inc.(b)(c)                      113,710   7,311,553
                                                          -----------
                                                           13,166,064
                                                          -----------
GAS UTILITIES - 1.2%
UGI Corp.                                         416,055  11,112,829
                                                          -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.9%
Arrow International, Inc.(b)                      173,900   5,592,624
Viasys Healthcare, Inc.(b)(c)                     207,057   7,037,868
West Pharmaceutical Services, Inc.(b)             105,598   4,902,915
                                                          -----------
                                                           17,533,407
                                                          -----------
HEALTHCARE PROVIDERS & SERVICES - 0.8%
Healthspring, Inc.(c)                             126,889   2,988,236
Option Care, Inc.(b)                              363,550   4,835,215
                                                          -----------
                                                            7,823,451
                                                          -----------
HOTELS, RESTAURANTS & LEISURE - 2.9%
Bob Evans Farms, Inc.(b)                          186,465   6,889,882
CEC Entertainment, Inc.(c)                        246,968  10,259,051
Morton's Restaurant Group, Inc.(b)(c)             224,075   3,986,294
Triarc Cos., Inc., Class B(b)                     271,647   4,669,612
Trump Entertainment Resorts, Inc.(b)(c)            98,245   1,775,287
                                                          -----------
                                                           27,580,126
                                                          -----------
HOUSEHOLD DURABLES - 0.3%
Sealy Corp.(b)                                    173,670   3,035,752
                                                          -----------
INDUSTRIAL CONGLOMERATES - 0.2%
Walter Industries, Inc.(b)                         71,340   1,765,665
                                                          -----------
INSURANCE - 5.9%
American Equity Investment Life Holding Co.,(b)   503,100   6,605,703
Delphi Financial Group, Inc.                      191,212   7,692,459
Employers Holdings, Inc.(c)                       226,190   4,528,324
First Mercury Financial Corp.(b)(c)               209,350   4,302,143
Midland Co., (The)(b)                             113,848   4,829,432

                                            SHARES   VALUE (+)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

INSURANCE - CONTINUED
National Financial Partners Corp.(b)       205,540 $ 9,641,881
Navigators Group, Inc.(c)                  121,325   6,086,875
RLI Corp.(b)                               126,325   6,939,032
United Fire & Casualty Co.,(b)             160,075   5,623,435
                                                   -----------
                                                    56,249,284
                                                   -----------
IT SERVICES - 2.0%
Perot Systems Corp., Class A(b)(c)         429,675   7,678,292
Wright Express Corp.(c)                    375,900  11,401,047
                                                   -----------
                                                    19,079,339
                                                   -----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Steinway Musical Instruments, Inc.          64,129   2,069,443
                                                   -----------
LIFE SCIENCE TOOLS & SERVICES - 0.4%
PerkinElmer, Inc.                          141,365   3,423,860
                                                   -----------
MACHINERY - 6.5%
Actuant Corp., Class A(b)                  161,270   8,194,129
Albany International Corp., Class A(b)     211,300   7,594,122
Barnes Group, Inc.(b)                      289,075   6,651,616
CLARCOR, Inc.                              181,504   5,771,827
Commercial Vehicle Group, Inc.(c)          190,475   3,923,785
ESCO Technologies, Inc.(b)(c)              126,354   5,663,186
Harsco Corp.                               155,900   6,993,674
L.B. Foster Co., Class A(b)(c)             106,913   2,203,477
Mueller Water Products, Inc., Class A(b)   378,197   5,222,901
Nordson Corp.                               99,131   4,605,626
RBC Bearings, Inc.(c)                      155,263   5,190,442
                                                   -----------
                                                    62,014,785
                                                   -----------
MEDIA - 4.0%
4Kids Entertainment, Inc.(c)               129,716   2,454,227
Alloy, Inc.(c)                             348,650   4,141,962
Harte-Hanks, Inc.(b)                        18,536     511,408
Interactive Data Corp.                     169,699   4,200,050
John Wiley & Sons, Inc., Class A           208,730   7,881,645
Journal Communications, Inc., Class A(b)   503,015   6,594,527
Live Nation, Inc.(b)(c)                    402,570   8,880,694
National CineMedia, Inc.(c)                111,237   2,970,028
                                                   -----------
                                                    37,634,541
                                                   -----------
METALS & MINING - 1.6%
Chaparral Steel Co.,                       103,608   6,026,877
Haynes International, Inc.(c)               30,803   2,246,463
Reliance Steel & Aluminum Co.(b)           144,625   6,999,850
                                                   -----------
                                                    15,273,190
                                                   -----------
MULTI-UTILITIES - 0.9%
NorthWestern Corp.                         232,350   8,232,160
                                                   -----------
MULTILINE RETAIL - 0.9%
Dollar Tree Stores, Inc.(c)                231,510   8,852,942
                                                   -----------
OIL, GAS & CONSUMABLE FUELS - 2.9%
ATP Oil & Gas Corp.(b)(c)                   62,254   2,340,750
Denbury Resources, Inc.(b)(c)              140,075   4,172,834

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                              SHARES   VALUE (+)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

OIL, GAS & CONSUMABLE FUELS - CONTINUED
Helix Energy Solutions Group, Inc.(b)(c)                     263,847 $ 9,838,855
Mariner Energy, Inc.(b)(c)                                   292,425   5,594,090
Penn Virginia Corp.                                           81,289   5,966,613
                                                                     -----------
                                                                      27,913,142
                                                                     -----------
PERSONAL PRODUCTS - 0.9%
Alberto-Culver Co.,                                          374,442   8,567,233
                                                                     -----------
REAL ESTATE - 4.9%
BioMed Realty Trust, Inc. REIT                               245,575   6,458,623
CBL & Associates Properties, Inc. REIT(b)                     92,885   4,164,963
Corporate Office Properties Trust REIT(b)                    128,725   5,880,158
First Potomac Realty Trust REIT(b)                           246,850   7,052,505
Health Care REIT, Inc.(b)                                     86,550   3,799,545
Kite Realty Group Trust REIT(b)                              360,775   7,197,461
LaSalle Hotel Properties REIT(b)                             172,525   7,998,259
Potlatch Corp. REIT(b)                                        84,586   3,872,347
                                                                     -----------
                                                                      46,423,861
                                                                     -----------
ROAD & RAIL - 1.5%
Celadon Group, Inc.(b)(c)                                    210,060   3,508,002
Genesee & Wyoming, Inc., Class A(b)(c)                       137,762   3,665,847
Laidlaw International, Inc.                                  196,115   6,785,579
                                                                     -----------
                                                                      13,959,428
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Diodes, Inc.(b)(c)                                           102,982   3,588,923
Entegris, Inc.(b)(c)                                         559,165   5,983,065
Fairchild Semiconductor International, Inc., Class A(b)(c)   140,621   2,351,183
Pericom Semiconductor Corp.(b)(c)                            174,390   1,705,534
Verigy Ltd.(b)(c)                                            251,050   5,892,144
                                                                     -----------
                                                                      19,520,849
                                                                     -----------
SOFTWARE - 3.1%
Hyperion Solutions Corp.(c)                                  169,955   8,808,768
MapInfo Corp.(b)(c)                                          257,600   5,185,488
Progress Software Corp.(b)(c)                                169,550   5,289,960
Quest Software, Inc.(c)                                      183,300   2,982,291
Radiant Systems, Inc.(b)(c)                                  281,601   3,669,261
Sybase, Inc.(c)                                              131,845   3,333,041
                                                                     -----------
                                                                      29,268,809
                                                                     -----------
SPECIALTY RETAIL - 2.9%
Jo-Ann Stores, Inc.(b)(c)                                    324,421   8,840,472
Lithia Motors, Inc., Class A(b)                               94,875   2,600,524
Pier 1 Imports, Inc.(b)                                      466,955   3,226,659
Rent-A-Center, Inc.(b)(c)                                    206,975   5,791,161
Sonic Automotive, Inc., Class A(b)                           246,875   7,035,937
                                                                     -----------
                                                                      27,494,753
                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS - 1.6%
Fossil, Inc.(b)(c)                                           350,621   9,280,938
Hanesbrands, Inc.(b)(c)                                      187,425   5,508,421
Movado Group, Inc.                                            22,082     650,315
                                                                     -----------
                                                                      15,439,674
                                                                     -----------

                                                                                             SHARES                     VALUE (+)
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Electro Rent Corp.(b)(c)                                                                    112,682                $    1,622,621
                                                                                                                   --------------
WATER UTILITIES - 0.7%
American States Water Co.(b)                                                                 98,625                     3,636,304
Middlesex Water Co.                                                                         151,953                     2,794,415
                                                                                                                   --------------
                                                                                                                        6,430,719
                                                                                                                   --------------

TOTAL COMMON STOCKS
 (Identified Cost $711,469,750)                                                                                       896,109,869
                                                                                                                   --------------

EXCHANGE TRADED FUNDS - 1.0%

DIVERSIFIED FINANCIAL SERVICES - 1.0%
iShares Russell 2000 Value Index Fund(b)
 (Identified Cost $9,249,436)                                                               114,650                     9,284,357
                                                                                                                   --------------

                                                                                   PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 28.9%

COMMERCIAL PAPER - 4.3%
Prudential Funding LLC, 3.750%, 4/02/2007(d)                                           $ 40,873,000                    40,868,742
                                                                                                                   --------------

                                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                        233,154,648                   233,154,648
                                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $274,023,390)                                                                                       274,023,390
                                                                                                                   --------------

TOTAL INVESTMENTS - 124.5%
 (Identified Cost $994,742,576)(a)                                                                                  1,179,417,616
 Other assets less liabilities--(24.5)%                                                                             (232,206,472)
                                                                                                                   --------------

TOTAL NET ASSETS - 100.0%                                                                                          $  947,211,144
                                                                                                                   --------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2007, the net unrealized appreciation on investments based on cost of $994,742,576 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $  190,228,064
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (5,553,024)
                                                                                                                   --------------
   Net unrealized appreciation                                                                                     $  184,675,040
                                                                                                                   --------------

(b)All or a portion of this security was on loan at March 31, 2007.
(c)Non-income producing security
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITReal Estate Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

HOLDINGS AT MARCH 31, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Banks                          6.6%
                 Machinery                                 6.5
                 Insurance                                 5.9
                 Real Estate                               4.9
                 Commercial Services & Supplies            4.2
                 Media                                     4.0
                 Communications Equipment                  3.5
                 Electrical Equipment                      3.2
                 Software                                  3.1
                 Electronic Equipment & Instruments        3.0
                 Oil, Gas & Consumable Fuels               2.9
                 Hotels, Restaurants & Leisure             2.9
                 Specialty Retail                          2.9
                 Consumer Finance                          2.9
                 Aerospace & Defense                       2.5
                 Chemicals                                 2.3
                 Semiconductors & Semiconductor Equipment  2.1
                 IT Services                               2.0
                 Food & Staples Retailing                  2.0
                 Other, less than 2% each                 28.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

LOOMIS SAYLES TAX-MANAGED EQUITY FUND



                                                 SHARES VALUE (+)
-----------------------------------------------------------------

COMMON STOCKS - 98.1% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 6.8%
Boeing Co.,                                       1,250  $111,138
Honeywell International, Inc.                     2,306   106,214
United Technologies Corp.                         2,513   163,345
                                                        ---------
                                                          380,697
                                                        ---------
BEVERAGES - 3.6%
Molson Coors Brewing Co.,, Class B(b)             1,080   102,189
PepsiCo, Inc.                                     1,580   100,425
                                                        ---------
                                                          202,614
                                                        ---------
BIOTECHNOLOGY - 2.0%
Amgen, Inc.(c)                                    1,982   110,754
                                                        ---------
CAPITAL MARKETS - 7.8%
Bear Stearns Cos., Inc.(b)                          594    89,308
Franklin Resources, Inc.                          1,134   137,021
Goldman Sachs Group, Inc.                         1,000   206,630
                                                        ---------
                                                          432,959
                                                        ---------
CHEMICALS - 4.7%
Ecolab, Inc.                                      2,926   125,818
Praxair, Inc.(b)                                  2,206   138,890
                                                        ---------
                                                          264,708
                                                        ---------
COMMERCIAL BANKS - 1.5%
Zions Bancorporation(b)                             981    82,914
                                                        ---------
COMMUNICATIONS EQUIPMENT - 10.7%
Cisco Systems, Inc.(c)                            6,023   153,767
Corning, Inc.(b)(c)                               2,855    64,923
Harris Corp.(b)                                   4,115   209,659
Motorola, Inc.                                    5,800   102,486
QUALCOMM, Inc.                                    1,502    64,076
                                                        ---------
                                                          594,911
                                                        ---------
COMPUTERS & PERIPHERALS - 3.0%
Hewlett-Packard Co.,                              4,115   165,176
                                                        ---------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Bank of America Corp.                             2,954   150,713
Citigroup, Inc.                                   2,081   106,839
                                                        ---------
                                                          257,552
                                                        ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.7%
AT&T, Inc.                                        3,851   151,845
                                                        ---------
ENERGY EQUIPMENT & SERVICES - 1.9%
GlobalSantaFe Corp.(b)                            1,727   106,521
                                                        ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 4.8%
Medtronic, Inc.                                   3,050   149,633
Zimmer Holdings, Inc.(b)(c)                       1,381   117,951
                                                        ---------
                                                          267,584
                                                        ---------
HEALTHCARE PROVIDERS & SERVICES - 4.8%
Omnicare, Inc.(b)                                 2,800   111,356
WellPoint, Inc.(b)(c)                             1,919   155,631
                                                        ---------
                                                          266,987
                                                        ---------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                                  SHARES  VALUE (+)
-----------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
HOTELS, RESTAURANTS & LEISURE - 2.6%
Marriott International, Inc., Class A(b)                           3,000 $  146,880
                                                                         ----------
INDUSTRIAL CONGLOMERATES - 3.1%
Tyco International Ltd.(b)                                         5,400    170,370
                                                                         ----------
INSURANCE - 5.2%
Aflac, Inc.                                                        2,081     97,932
Allstate Corp.                                                     1,277     76,696
Everest Re Group Ltd.                                              1,193    114,731
                                                                         ----------
                                                                            289,359
                                                                         ----------
IT SERVICES - 1.6%
Western Union Co.                                                  4,162     91,356
                                                                         ----------
MACHINERY - 4.9%
Danaher Corp.(b)                                                   2,293    163,835
Dover Corp.                                                        2,224    108,553
                                                                         ----------
                                                                            272,388
                                                                         ----------
MEDIA - 2.3%
DIRECTV Group, Inc. (The)(b)(c)                                    5,565    128,385
                                                                         ----------
MULTILINE RETAIL - 1.7%
Federated Department Stores, Inc.                                  2,063     92,938
                                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 8.2%
ConocoPhillips                                                     2,010    137,384
Devon Energy Corp.(b)                                              2,188    151,453
ExxonMobil Corp.(b)                                                2,243    169,234
                                                                         ----------
                                                                            458,071
                                                                         ----------
PERSONAL PRODUCTS - 0.6%
Alberto-Culver Co.                                                 1,558     35,647
                                                                         ----------
PHARMACEUTICALS - 2.7%
Abbott Laboratories(b)                                             2,675    149,265
                                                                         ----------
ROAD & RAIL - 2.4%
Burlington Northern Santa Fe Corp.(b)                              1,694    136,248
                                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Texas Instruments, Inc.                                            3,755    113,026
                                                                         ----------
SOFTWARE - 1.9%
Microsoft Corp.                                                    3,701    103,147
                                                                         ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,208,601)                                             5,472,302
                                                                         ----------

                                                        PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.7%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/30/07 at 4.250% to be
repurchased at $134,047 on 4/02/07 collateralized by
$140,000 U.S. Treasury Bill, 4.880% due 5/31/07 with
value of $138,775, including accrued interest
(Note 2g of Notes to Financial Statements)                     $ 134,000    134,000
                                                                         ----------

                                                                                                 SHARES              VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Securities Lending Quality Trust(d)                                              1,295,532           $  1,295,532
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,429,532)                                                                                        1,429,532
                                                                                                                  ------------

TOTAL INVESTMENTS - 123.8%
 (Identified Cost $5,638,133)(a)                                                                                     6,901,834
 Other Assets Less Liabilities--(23.8)%                                                                            (1,325,275)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $  5,576,559
                                                                                                                  ------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2007, the net unrealized appreciation on investments based on cost of $5,638,133 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  1,329,978
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (66,277)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  1,263,701
                                                                                                                  ------------
(b)All or a portion of this security was on loan at March 31, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.

HOLDINGS AT MARCH 31, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Communications Equipment                 10.7%
                 Oil, Gas & Consumable Fuels               8.2
                 Capital Markets                           7.8
                 Aerospace & Defense                       6.8
                 Insurance                                 5.2
                 Machinery                                 4.9
                 Healthcare Equipment & Supplies           4.8
                 Healthcare Providers & Services           4.8
                 Chemicals                                 4.7
                 Diversified Financial Services            4.6
                 Beverages                                 3.6
                 Industrial Conglomerates                  3.1
                 Computers & Peripherals                   3.0
                 Diversified Telecommunications Services   2.7
                 Pharmaceuticals                           2.7
                 Hotels, Restaurants & Leisure             2.6
                 Road & Rail                               2.4
                 Media                                     2.3
                 Semiconductors & Semiconductor Equipment  2.0
                 Biotechnology                             2.0
                 Other, less than 2% each                  9.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

LOOMIS SAYLES VALUE FUND

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                            36,376 $ 2,699,827
United Technologies Corp.                         21,705   1,410,825
                                                         -----------
                                                           4,110,652
                                                         -----------
BEVERAGES - 3.3%
Coca-Cola Enterprises, Inc.                       93,292   1,889,163
Molson Coors Brewing Co., Class B(b)              32,234   3,049,981
                                                         -----------
                                                           4,939,144
                                                         -----------
CAPITAL MARKETS - 7.7%
Ameriprise Financial, Inc.                        32,317   1,846,593
Lehman Brothers Holdings, Inc.                    19,857   1,391,380
Mellon Financial Corp.                            58,528   2,524,898
Merrill Lynch & Co., Inc.                         32,334   2,640,718
Morgan Stanley                                    40,402   3,182,061
                                                         -----------
                                                          11,585,650
                                                         -----------
CHEMICALS - 2.7%
E.I. du Pont de Nemours & Co.                     43,035   2,127,220
Praxair, Inc.                                     29,488   1,856,564
                                                         -----------
                                                           3,983,784
                                                         -----------
COMMERCIAL BANKS - 3.1%
U.S. Bancorp                                      82,228   2,875,513
Wells Fargo & Co.                                 52,254   1,799,105
                                                         -----------
                                                           4,674,618
                                                         -----------
COMMUNICATIONS EQUIPMENT - 2.3%
Avaya, Inc.(c)                                   126,409   1,492,890
Motorola, Inc.                                   113,850   2,011,730
                                                         -----------
                                                           3,504,620
                                                         -----------
COMPUTERS & PERIPHERALS - 2.7%
Hewlett-Packard Co.,                              54,822   2,200,555
International Business Machines Corp.             18,984   1,789,432
                                                         -----------
                                                           3,989,987
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.2%
Foster Wheeler Ltd.(c)                            32,133   1,876,246
                                                         -----------
CONSUMER FINANCE - 1.1%
American Express Co.                              28,354   1,599,165
                                                         -----------
CONTAINERS & PACKAGING - 1.4%
Owens-Illinois, Inc.(c)                           80,069   2,063,378
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 9.0%
Bank of America Corp.                             71,679   3,657,063
CIT Group, Inc.                                   34,823   1,842,833
Citigroup, Inc.                                   74,586   3,829,245
JPMorgan Chase & Co.                              84,974   4,111,042
                                                         -----------
                                                          13,440,183
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 4.4%
AT&T, Inc.                                       168,160   6,630,549
                                                         -----------
ELECTRIC UTILITIES - 1.4%
Exelon Corp.                                      30,797   2,116,062
                                                         -----------

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRICAL EQUIPMENT - 1.2%
ABB Ltd. ADR                                 102,478 $ 1,760,572
                                                     -----------
ENERGY EQUIPMENT & SERVICES - 3.0%
BJ Services Co.                               80,234   2,238,529
Schlumberger Ltd.                             32,234   2,227,369
                                                     -----------
                                                       4,465,898
                                                     -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 0.9%
Beckman Coulter, Inc.                         22,393   1,430,689
                                                     -----------
HEALTHCARE PROVIDERS & SERVICES - 2.5%
Omnicare, Inc.(b)                             46,613   1,853,799
UnitedHealth Group, Inc.                      35,613   1,886,421
                                                     -----------
                                                       3,740,220
                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 2.9%
McDonald's Corp.                              70,269   3,165,618
OSI Restaurant Partners, Inc.(b)              30,685   1,212,058
                                                     -----------
                                                       4,377,676
                                                     -----------
HOUSEHOLD DURABLES - 1.4%
Sony Corp. ADR                                42,996   2,170,868
                                                     -----------
INDEPENDENT POWER PRODUCER & ENERGY - 1.6%
NRG Energy, Inc.(b)(c)                        32,892   2,369,540
                                                     -----------
INDUSTRIAL CONGLOMERATES - 1.0%
Tyco International Ltd.                       46,974   1,482,030
                                                     -----------
INSURANCE - 7.4%
Allstate Corp.                                55,900   3,357,354
American International Group, Inc.            44,254   2,974,754
Berkshire Hathaway, Inc., Class B(c)             595   2,165,800
Prudential Financial, Inc.                    29,036   2,620,789
                                                     -----------
                                                      11,118,697
                                                     -----------
MEDIA - 6.7%
Comcast Corp., Class A(b)(c)                  80,054   2,077,388
DIRECTV Group, Inc. (The)(c)                  90,373   2,084,905
News Corp., Class A                          112,812   2,608,214
Time Warner, Inc.                            162,922   3,212,822
                                                     -----------
                                                       9,983,329
                                                     -----------
METALS & MINING - 1.0%
Freeport-McMoRan Copper & Gold, Inc.          23,718   1,569,894
                                                     -----------

MULTILINE RETAIL - 2.4%
Dollar General Corp.                          97,838   2,069,274
Federated Department Stores, Inc.             34,307   1,545,530
                                                     -----------
                                                       3,614,804
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 10.0%
ExxonMobil Corp.                              75,977   5,732,465
Hess Corp.                                    49,749   2,759,577
Occidental Petroleum Corp.                    38,338   1,890,447
Spectra Energy Corp.                          88,663   2,329,177
XTO Energy, Inc.                              41,219   2,259,213
                                                     -----------
                                                      14,970,879
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2007 (UNAUDITED)

                                                                                             SHARES                   VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 5.7%
Abbott Laboratories                                                                          29,105               $   1,624,059
Bristol-Myers Squibb Co.                                                                     67,166                   1,864,528
Johnson & Johnson                                                                            41,470                   2,498,982
Pfizer, Inc.                                                                                101,098                   2,553,736
                                                                                                                  -------------
                                                                                                                      8,541,305
                                                                                                                  -------------
SOFTWARE - 1.3%
Microsoft Corp.                                                                              69,642                   1,940,922
                                                                                                                  -------------
SPECIALTY RETAIL - 2.7%
Gap, Inc.(The)                                                                              105,587                   1,817,152
Office Depot, Inc.(c)                                                                        62,531                   2,197,340
                                                                                                                  -------------
                                                                                                                      4,014,492
                                                                                                                  -------------
TOBACCO - 1.8%
Altria Group, Inc.                                                                           30,048                   2,638,515
                                                                                                                  -------------

TOTAL COMMON STOCKS
 (Identified Cost $129,999,879)                                                                                     144,704,368
                                                                                                                  -------------

                                                                                   PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 10.2%
COMMERCIAL PAPER - 4.8%
Prudential Funding LLC, 3.750%, 4/02/2007(d)                                            $ 7,230,000                   7,229,247
                                                                                                                  -------------

                                                                                             SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                          8,114,902                   8,114,902
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $15,344,149)                                                                                       15,344,149
                                                                                                                  -------------

TOTAL INVESTMENTS - 106.7%
 (Identified Cost $145,344,028)(a)                                                                                  160,048,517
 Other Assets Less Liabilities--(6.7)%                                                                             (10,030,299)
                                                                                                                  -------------

TOTAL NET ASSETS - 100.0%                                                                                         $ 150,018,218
                                                                                                                  -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2007, the net unrealized appreciation on investments based on cost of $145,344,028 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  15,808,882
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value    (1,104,393)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $  14,704,489
                                                                                                                  -------------

(b)All or a portion of this security was on loan at March 31, 2007.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

  Oil, Gas & Consumable Fuels                                            10.0%
  Diversified Financial Services                                          9.0
  Capital Markets                                                         7.7
  Insurance                                                               7.4
  Media                                                                   6.7
  Pharmaceuticals                                                         5.7
  Diversified Telecommunications Services                                 4.4
  Beverages                                                               3.3
  Commercial Banks                                                        3.1
  Energy Equipment & Services                                             3.0
  Hotels, Restaurants & Leisure                                           2.9
  Aerospace & Defense                                                     2.7
  Specialty Retail                                                        2.7
  Computers & Peripherals                                                 2.7
  Chemicals                                                               2.7
  Healthcare Providers & Services                                         2.5
  Multiline Retail                                                        2.4
  Communications Equipment                                                2.3
  Other, less than 2% each                                               15.3

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2007 (UNAUDITED)

                                                                              MID CAP GROWTH     SMALL CAP
                                                                                   FUND         GROWTH FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $   47,859,618  $   28,512,954
Net unrealized appreciation                                                        8,708,710       3,883,130
                                                                              --------------  --------------
Investments at value                                                              56,568,328      32,396,084
Cash                                                                                     989             501
Receivable for Fund shares sold                                                       25,055             564
Receivable for securities sold                                                       466,320         197,521
Dividends and interest receivable                                                      4,193           5,437
Receivable from investment adviser (Note 4)                                               --           3,550
Securities lending income receivable                                                   3,007           1,376
Other assets                                                                              --              --
                                                                              --------------  --------------
    TOTAL ASSETS                                                                  57,067,892      32,605,033
                                                                              --------------  --------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                10,839,584       6,576,138
Due to custodian                                                                          --              --
Payable for securities purchased                                                     176,003         223,175
Payable for Fund shares redeemed                                                      34,149              --
Management fees payable (Note 4)                                                      30,462          16,214
Administrative fees payable (Note 4)                                                   2,217           1,153
Deferred Trustees' fees (Note 4)                                                      30,716          28,444
Service and distribution fees payable (Note 4)                                           560              51
Other accounts payable and accrued expenses                                           11,894          21,312
                                                                              --------------  --------------
    TOTAL LIABILITIES                                                             11,125,585       6,866,487
                                                                              --------------  --------------
NET ASSETS                                                                    $   45,942,307  $   25,738,546
                                                                              --------------  --------------
Net Assets consist of:
 Paid-in capital                                                              $  129,953,754  $  222,746,527
 Undistributed (accumulated) net investment income (loss)                            (81,195)        (88,582)
 Accumulated net realized gain (loss) on investments and foreign currency
   transactions                                                                  (92,638,974)   (200,802,529)
 Net unrealized appreciation on investments and foreign currency translations      8,708,722       3,883,130
                                                                              --------------  --------------
NET ASSETS                                                                    $   45,942,307  $   25,738,546
                                                                              --------------  --------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $   19,136,743  $   22,604,151
                                                                              --------------  --------------
 Shares of beneficial interest                                                       828,225       1,671,708
                                                                              --------------  --------------
 Net asset value, offering and redemption price per share                     $        23.11  $        13.52
                                                                              --------------  --------------
RETAIL CLASS
 Net assets                                                                   $   26,805,564  $    3,134,395
                                                                              --------------  --------------
 Shares of beneficial interest                                                     1,187,443         237,902
                                                                              --------------  --------------
 Net asset value, offering and redemption price per share                     $        22.57  $        13.18
                                                                              --------------  --------------
ADMIN CLASS
 Net assets                                                                   $           --  $           --
                                                                              --------------  --------------
 Shares of beneficial interest                                                            --              --
                                                                              --------------  --------------
 Net asset value, offering and redemption price per share                     $           --  $           --
                                                                              --------------  --------------
Value of securities on loan (Note 2)                                          $   10,739,307  $    6,437,140
                                                                              --------------  --------------

                See accompanying notes to financial statements.

                 SMALL CAP VALUE   TAX-MANAGED
                      FUND         EQUITY FUND     VALUE FUND
                 ----------------------------------------------
                  $  994,742,576 $    5,638,133  $  145,344,028
                     184,675,040      1,263,701      14,704,489
                 ----------------------------------------------
                   1,179,417,616      6,901,834     160,048,517
                              --            186           1,167
                       2,561,507             --         841,434
                      15,232,377             --         634,853
                         747,665          3,919         128,477
                          60,561          5,164              --
                          20,879            177             475
                              --             --           6,348
                 ----------------------------------------------
                   1,198,040,605      6,911,280     161,661,271
                 ----------------------------------------------

                     233,154,648      1,295,532       8,114,902
                         518,344             --              --
                      14,071,439             --       3,341,502
                       2,295,960             --          69,878
                         593,800          2,781          75,247
                          46,179            322           6,844
                          91,839         26,265          29,696
                           7,240             --             202
                          50,012          9,821           4,782
                 ----------------------------------------------
                     250,829,461      1,334,721      11,643,053
                 ----------------------------------------------
                  $  947,211,144 $    5,576,559  $  150,018,218
                 ----------------------------------------------
                  $  723,908,818 $    7,303,347  $  130,939,826
                         356,175         58,082         341,171
                      38,271,111     (3,048,571)      4,032,732
                     184,675,040      1,263,701      14,704,489
                 ----------------------------------------------
                  $  947,211,144 $    5,576,559  $  150,018,218
                 ----------------------------------------------

                  $  500,271,032 $    5,576,559  $  135,123,518
                 ----------------------------------------------
                      18,096,925        518,515       6,119,410
                 ----------------------------------------------
                  $        27.64 $        10.75  $        22.08
                 ----------------------------------------------
                  $  366,301,005 $           --  $   14,894,700
                 ----------------------------------------------
                      13,354,297             --         675,509
                 ----------------------------------------------
                  $        27.43 $           --  $        22.05
                 ----------------------------------------------
                  $   80,639,107 $           --  $           --
                 ----------------------------------------------
                       2,976,490             --              --
                 ----------------------------------------------
                  $        27.09 $           --  $           --
                 ----------------------------------------------
                  $  227,710,633 $    1,269,374  $    7,934,195
                 ----------------------------------------------


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

                                                                                     MID CAP      SMALL CAP
                                                                                   GROWTH FUND   GROWTH FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                         $    126,523  $     24,286
Interest                                                                                52,910        28,628
Securities lending income (Note 2)                                                      24,285         9,209
Less net foreign taxes withheld                                                           (473)           --
                                                                                  ------------  ------------
                                                                                       203,245        62,123
                                                                                  ------------  ------------

EXPENSES
Management fees (Note 4)                                                               169,352        92,757
Distribution fees--Retail Class (Note 4)                                                33,517         3,745
Service and distribution fees--Admin Class (Note 4)                                         --            --
Trustees' fees and expenses (Note 4)                                                     7,142         6,663
Administrative fees (Note 4)                                                            12,862         7,043
Custodian fees and expenses                                                              8,848         8,667
Transfer agent fees and expenses--Institutional Class                                    5,318         7,652
Transfer agent fees and expenses--Retail Class                                          19,780         4,327
Transfer agent fees and expenses--Admin Class                                               --            --
Audit and tax services fees                                                             16,689        15,562
Registration fees                                                                       15,494        15,579
Shareholder reporting expenses                                                           5,847         1,758
Legal fees                                                                                 708           362
Expense recapture--Institutional Class (Note 4)                                             --            --
Expense recapture--Retail Class (Note 4)                                                    --            --
Miscellaneous expenses                                                                   3,394         2,810
                                                                                  ------------  ------------
Total expenses                                                                         298,951       166,925
Less reimbursement/waiver (Note 4)                                                     (39,821)      (39,511)
                                                                                  ------------  ------------
Net expenses                                                                           259,130       127,414
                                                                                  ------------  ------------
Net investment income (loss)                                                           (55,885)      (65,291)
                                                                                  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
REALIZED GAIN ON:
Investments--net                                                                     2,497,254     1,386,976
Foreign currency transactions--net                                                          12            --
                                                                                  ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                     3,749,564     1,601,523
Foreign currency translations--net                                                          12            --
                                                                                  ------------  ------------
Net realized and unrealized gain on investments and foreign currency transactions    6,246,842     2,988,499
                                                                                  ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  6,190,957  $  2,923,208
                                                                                  ------------  ------------

*Amount includes $653,450 of net realized gains related to a redemption-in-kind on October 20, 2006. The amount will not be recognized for Federal Income Tax purposes.
**Includes a non-recurring special dividend of $1,690,000 or $0.05 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

               SMALL CAP VALUE     TAX-MANAGED
                    FUND           EQUITY FUND     VALUE FUND
               -------------------------------------------------
                $    6,143,267** $       94,734  $      998,953
                       832,051            7,883         101,676
                       131,034              727           3,081
                            --               --            (314)
               -------------------------------------------------
                     7,106,352          103,344       1,103,396
               -------------------------------------------------

                     3,269,830           18,316         278,383
                       401,294               --           8,095
                       189,256               --              --
                        24,066            6,242           7,519
                       248,227            2,089          31,631
                        31,157            6,932          13,419
                        54,180            1,487           8,864
                       208,833               --           3,166
                        54,593               --              --
                        17,908           15,416          17,135
                        31,311           11,450          23,469
                        48,066              112           4,136
                        12,218              140             916
                            --               --          12,903
                            --               --           1,970
                        20,734            2,221           3,444
               -------------------------------------------------
                     4,611,673           64,405         415,050
                      (163,765)         (40,594)             --
               -------------------------------------------------
                     4,447,908           23,811         415,050
               -------------------------------------------------
                     2,658,444           79,533         688,346
               -------------------------------------------------


                    45,290,409          936,976*      4,748,116
                            --               --              --
               -------------------------------------------------

                    52,082,705         (517,079)      3,590,512
                            --               --              --
               -------------------------------------------------
                    97,373,114          419,897       8,338,628
               -------------------------------------------------

                $  100,031,558   $      499,430  $    9,026,974
               -------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MID CAP GROWTH FUND


                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2007      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2006
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                   $   (55,885)      $   (302,912)
Net realized gain on investments and foreign currency transactions                      2,497,266          5,806,076
Net change in net unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                  3,749,576         (3,169,570)
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        6,190,957          2,333,594
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
CAPITAL GAINS:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
                                                                                    ---------------- ------------------
Total distributions                                                                            --                 --
                                                                                    ---------------- ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)               (4,383,587)       (10,159,975)
                                                                                    ---------------- ------------------
Total increase (decrease) in net assets                                                 1,807,370         (7,826,381)
NET ASSETS
Beginning of period                                                                    44,134,937         51,961,318
                                                                                    ---------------- ------------------
End of period                                                                         $45,942,307       $ 44,134,937
                                                                                    ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                   $   (81,195)      $    (25,310)
                                                                                    ---------------- ------------------

SMALL CAP GROWTH FUND

                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2007      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2006
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                   $   (65,291)      $  (164,347)
Net realized gain on investments                                                        1,386,976         2,479,317
Net change in net unrealized appreciation (depreciation) on investments                 1,601,523          (935,346)
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        2,923,208         1,379,624
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                            --                --
Retail Class                                                                                   --                --
CAPITAL GAINS:
Institutional Class                                                                            --                --
Retail Class                                                                                   --                --
                                                                                    ---------------- ------------------
Total distributions                                                                            --                --
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      (580,295)        2,617,609
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                             5            18,107
Retail Class                                                                                    1             3,369
                                                                                    ---------------- ------------------
Total increase in net assets                                                            2,342,919         4,018,709
NET ASSETS
Beginning of period                                                                    23,395,627        19,376,918
                                                                                    ---------------- ------------------
End of period                                                                         $25,738,546       $23,395,627
                                                                                    ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                   $   (88,582)      $   (23,291)
                                                                                    ---------------- ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND



                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2007      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $  2,658,444      $  2,541,737
Net realized gain on investments                                             45,290,409        94,104,228
Net change in net unrealized appreciation (depreciation) on investments      52,082,705       (18,494,360)
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                            100,031,558        78,151,605
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (2,801,001)       (2,173,458)
Retail Class                                                                 (1,058,622)         (748,627)
Admin Class                                                                    (101,702)          (47,377)
CAPITAL GAINS:
Institutional Class                                                         (50,563,841)      (36,009,634)
Retail Class                                                                (32,749,823)      (21,502,778)
Admin Class                                                                  (7,983,100)       (6,186,131)
                                                                         ---------------- ------------------
Total distributions                                                         (95,258,089)      (66,668,005)
                                                                         ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)    143,659,696        80,692,685
                                                                         ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                               3,622            17,840
Retail Class                                                                      2,485            11,357
Admin Class                                                                         584             2,753
                                                                         ---------------- ------------------
Total increase in net assets                                                148,439,856        92,208,235
NET ASSETS
Beginning of period                                                         798,771,288       706,563,053
                                                                         ---------------- ------------------
End of period                                                              $947,211,144      $798,771,288
                                                                         ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $    356,175      $  1,659,056
                                                                         ---------------- ------------------

TAX-MANAGED EQUITY FUND

                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2007      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $    79,533       $    66,073
Net realized gain on investments                                               936,976           210,739
Net change in net unrealized appreciation (depreciation) on investments       (517,079)          657,313
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                               499,430           934,125
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (75,417)          (54,165)
CAPITAL GAINS:
Institutional Class                                                                 --                --
                                                                         ---------------- ------------------
Total distributions                                                            (75,417)          (54,165)
                                                                         ---------------- ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)    (3,923,102)       (1,034,586)
                                                                         ---------------- ------------------
Total decrease in net assets                                                (3,499,089)         (154,626)
NET ASSETS
Beginning of period                                                          9,075,648         9,230,274
                                                                         ---------------- ------------------
End of period                                                              $ 5,576,559       $ 9,075,648
                                                                         ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $    58,082       $    53,966
                                                                         ---------------- ------------------

                See accompanying notes to financial statements.

VALUE FUND


                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2007      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $    688,346      $   502,982
Net realized gain on investments                                              4,748,116        4,648,831
Net change in unrealized appreciation (depreciation) on investments           3,590,512        2,810,437
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                              9,026,974        7,962,250
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (673,111)        (530,299)
Retail Class                                                                    (33,688)              --
CAPITAL GAINS:
Institutional Class                                                          (4,162,095)      (1,548,378)
Retail Class                                                                   (226,188)              --
                                                                         ---------------- ------------------
Total distributions                                                          (5,095,082)      (2,078,677)
                                                                         ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     74,472,949       28,475,203
                                                                         ---------------- ------------------
Total increase in net assets                                                 78,404,841       34,358,776
NET ASSETS
Beginning of period                                                          71,613,377       37,254,601
                                                                         ---------------- ------------------
End of period                                                              $150,018,218      $71,613,377
                                                                         ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $    341,171      $   359,624
                                                                         ---------------- ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                              INCOME (LOSS) FROM INVESTMENT
                                        OPERATIONS                            LESS DISTRIBUTIONS
                           -------------------------------------  ------------------------------------------
               Net asset                                            Dividends    Distributions
                value,        Net      Net realized  Total from        from        from net
               beginning   investment and unrealized investment   net investment   realized        Total
             of the period  loss(c)    gain (loss)   operations       income     capital gains distributions
------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2007(e)    $20.13       $(0.01)      $ 2.99       $ 2.98         $   --          $--         $   --
9/30/2006        19.00        (0.10)        1.23         1.13             --           --             --
9/30/2005        15.50        (0.10)        3.78         3.68          (0.18)          --          (0.18)
9/30/2004        13.69        (0.13)        1.94         1.81             --           --             --
9/30/2003        10.70        (0.10)        3.09         2.99             --           --             --
9/30/2002        13.56        (0.13)       (2.73)       (2.86)            --           --             --

RETAIL CLASS
3/31/2007(e)    $19.69       $(0.04)      $ 2.92       $ 2.88         $   --          $--         $   --
9/30/2006        18.63        (0.15)        1.21         1.06             --           --             --
9/30/2005        15.20        (0.14)        3.70         3.56          (0.13)          --          (0.13)
9/30/2004        13.46        (0.16)        1.90         1.74             --           --             --
9/30/2003        10.55        (0.13)        3.04         2.91             --           --             --
9/30/2002        13.41        (0.16)       (2.70)       (2.86)            --           --             --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2007 (Unaudited).

                See accompanying notes to financial statements.

                                          RATIOS TO AVERAGE NET ASSETS
                                 -----------------------------------------------
Net asset            Net assets,                               Net     Portfolio
  value,     Total   end of the       Net          Gross    investment turnover
  end of   return(a)   period    expenses(b)(d) expenses(d)  loss(d)     rate
the period    (%)      (000's)        (%)           (%)        (%)        (%)
--------------------------------------------------------------------------------

  $23.11      14.8     $19,137        1.00         1.12       (0.10)       91
   20.13       6.0      17,467        1.00         1.12       (0.49)      211
   19.00      23.9      26,159        1.00         1.21       (0.60)      280
   15.50      13.2      25,191        1.00         1.17       (0.84)      284
   13.69      27.9      23,866        1.00         1.23       (0.88)      248
   10.70     (21.1)     13,421        1.00         1.31       (0.91)      220

  $22.57      14.6     $26,806        1.25         1.46       (0.35)       91
   19.69       5.7      26,668        1.25         1.52       (0.72)      211
   18.63      23.6      25,802        1.25         1.50       (0.85)      280
   15.20      12.9      25,382        1.25         1.42       (1.10)      284
   13.46      27.6      32,813        1.25         1.47       (1.13)      248
   10.55     (21.3)     26,885        1.25         1.45       (1.16)      220

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                             -----------------------------------------  ------------------------------------------
                 Net asset      Net                                       Dividends    Distributions
                  value,     investment      Net realized  Total from        from        from net
                 beginning     income       and unrealized investment   net investment   realized        Total
               of the period (loss)(c)       gain (loss)   operations       income     capital gains distributions
------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2007(g)      $12.00       $(0.03)          $ 1.55       $ 1.52         $   --        $   --        $   --
9/30/2006          11.08        (0.08)            0.99         0.91             --            --            --
9/30/2005           8.96        (0.08)            2.20         2.12             --            --            --
9/30/2004           8.59        (0.09)            0.46         0.37             --            --            --
9/30/2003           6.35        (0.06)            2.30         2.24             --            --            --
9/30/2002           8.83        (0.08)           (2.40)       (2.48)            --            --            --

RETAIL CLASS
3/31/2007/(g)/    $11.71       $(0.05)          $ 1.52       $ 1.47         $   --        $   --        $   --
9/30/2006          10.84        (0.11)            0.97         0.86             --            --            --
9/30/2005           8.78        (0.11)            2.17         2.06             --            --            --
9/30/2004           8.45        (0.11)            0.44         0.33             --            --            --
9/30/2003           6.26        (0.08)            2.27         2.19             --            --            --
9/30/2002           8.72        (0.10)           (2.36)       (2.46)            --            --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
3/31/2007(g)      $27.69       $ 0.11(h)        $ 3.17       $ 3.28         $(0.17)       $(3.16)       $(3.33)
9/30/2006          27.43         0.13             2.70         2.83          (0.15)        (2.42)        (2.57)
9/30/2005          25.75         0.13             4.22         4.35          (0.02)        (2.65)        (2.67)
9/30/2004          21.34         0.04             4.97         5.01          (0.05)        (0.55)        (0.60)
9/30/2003          17.28         0.05             4.01         4.06             --            --            --
9/30/2002          19.89         0.10            (0.36)       (0.26)         (0.11)        (2.24)        (2.35)

RETAIL CLASS
3/31/2007(g)      $27.46       $ 0.07(h)        $ 3.16       $ 3.23         $(0.10)       $(3.16)       $(3.26)
9/30/2006          27.23         0.06             2.67         2.73          (0.08)        (2.42)        (2.50)
9/30/2005          25.62         0.06             4.20         4.26             --         (2.65)        (2.65)
9/30/2004          21.25        (0.02)            4.95         4.93          (0.01)        (0.55)        (0.56)
9/30/2003          17.25        (0.00)(d)         4.00         4.00             --            --            --
9/30/2002          19.85         0.05            (0.35)       (0.30)         (0.06)        (2.24)        (2.30)

ADMIN CLASS
3/31/2007(g)      $27.14       $ 0.03(h)        $ 3.12       $ 3.15         $(0.04)       $(3.16)       $(3.20)
9/30/2006          26.94        (0.01)            2.65         2.64          (0.02)        (2.42)        (2.44)
9/30/2005          25.43        (0.00)(d)         4.16         4.16             --         (2.65)        (2.65)
9/30/2004          21.13        (0.08)            4.93         4.85             --         (0.55)        (0.55)
9/30/2003          17.20        (0.05)            3.98         3.93             --            --            --
9/30/2002          19.80        (0.00)(d)        (0.35)       (0.35)         (0.01)        (2.24)        (2.25)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.02%. See Note 4.
(f) Annualized for periods less than one year.
(g) For the six months ended March 31, 2007 (Unaudited).
(h) Includes a non-recurring special dividend of $1,690,000 or $0.05 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                                                   RATIOS TO AVERAGE NET ASSETS
                                            --------------------------------------------
           Net asset            Net assets,                                  Net        Portfolio
             value,     Total     end of         Net          Gross       investment    turnover
Redemption   end of   return(a) the period  expenses(b)(f) expenses(f) income (loss)(f)   rate
fees/(d)/  the period    (%)      (000's)        (%)           (%)           (%)           (%)
-------------------------------------------------------------------------------------------------

  $0.00      $13.52      12.7    $ 22,604        1.00         1.29          (0.50)          47
   0.01       12.00       8.3      20,414        1.00         1.38          (0.69)         100
   0.00       11.08      23.7      15,785        1.00         1.70          (0.85)         227
   0.00        8.96       4.3      15,867        1.00         1.31          (0.95)         217
     --        8.59      35.3      22,519        1.00         1.19          (0.91)         190
     --        6.35     (28.1)     42,415        1.00         1.07          (0.90)         162

  $0.00      $13.18      12.5    $  3,134        1.25         1.76          (0.75)          47
   0.01       11.71       8.0       2,981        1.25         1.92          (0.94)         100
   0.00       10.84      23.5       3,592        1.25         1.87          (1.14)         227
   0.00        8.78       3.9      14,589        1.25         1.52          (1.19)         217
     --        8.45      35.0      30,345        1.25         1.43          (1.17)         190
     --        6.26     (28.2)     32,135        1.25         1.33          (1.15)         162


  $0.00      $27.64      12.4    $500,271        0.87         0.87           0.76           28
   0.00       27.69      11.2     442,714        0.89(e)      0.89(e)        0.47           62
   0.00       27.43      18.0     403,110        0.90         0.93           0.48           59
   0.00       25.75      23.8     346,356        0.90         0.93           0.16           70
     --       21.34      23.5     289,945        0.90         0.94           0.26           74
     --       17.28      (2.6)    234,370        0.94         0.96           0.48           86

  $0.00      $27.43      12.3    $366,301        1.15         1.23           0.48           28
   0.00       27.46      10.9     291,690        1.15         1.20           0.21           62
   0.00       27.23      17.7     235,948        1.15         1.20           0.24           59
   0.00       25.62      23.5     173,411        1.15         1.18          (0.08)          70
     --       21.25      23.2     140,152        1.15         1.20          (0.01)          74
     --       17.25      (2.8)     86,816        1.19         1.20           0.22           86

  $0.00      $27.09      12.1    $ 80,639        1.40         1.49           0.20           28
   0.00       27.14      10.6      64,367        1.40         1.46          (0.04)          62
   0.00       26.94      17.4      67,505        1.40         1.43          (0.01)          59
   0.00       25.43      23.3      62,680        1.40         1.43          (0.33)          70
     --       21.13      22.9      37,411        1.40         1.47          (0.27)          74
     --       17.20      (3.0)     24,655        1.44         1.53          (0.01)          86

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                           -----------------------------------------  ------------------------------------------
               Net asset                                                Dividends    Distributions
                value,        Net        Net realized   Total from         from        from net
               beginning   investment   and unrealized  investment    net investment   realized        Total
             of the period income(c)     gain (loss)    operations        income     capital gains distributions
----------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
3/31/2007(e)    $10.18       $0.11          $ 0.54        $ 0.65          $(0.08)       $   --        $(0.08)
9/30/2006         9.20        0.07            0.97          1.04           (0.06)           --         (0.06)
9/30/2005         8.49        0.05            0.69          0.74           (0.03)           --         (0.03)
9/30/2004         7.66        0.05            0.97          1.02           (0.19)           --         (0.19)
9/30/2003         6.78        0.06            0.85          0.91           (0.03)           --         (0.03)
9/30/2002         7.67        0.06           (0.81)        (0.75)          (0.14)           --         (0.14)

VALUE FUND

INSTITUTIONAL CLASS
3/31/2007(e)    $21.05       $0.14          $ 1.95        $ 2.09          $(0.15)       $(0.91)       $(1.06)
9/30/2006        18.72        0.22            3.17          3.39           (0.27)        (0.79)        (1.06)
9/30/2005        15.95        0.20            2.83          3.03           (0.26)           --         (0.26)
9/30/2004        13.52        0.21            2.39          2.60           (0.17)           --         (0.17)
9/30/2003        11.17        0.15            2.29          2.44           (0.09)           --         (0.09)
9/30/2002        13.90        0.13           (2.42)        (2.29)          (0.16)        (0.28)        (0.44)

RETAIL CLASS
3/31/2007(e)    $21.04       $0.09          $ 1.97        $ 2.06          $(0.14)       $(0.91)       $(1.05)
9/30/2006*       19.69        0.02            1.33          1.35              --            --            --


* From commencement of Class operations on June 30, 2006, through September 30, 2006.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2007 (Unaudited).
(f) Includes expense recapture of 0.02%. and 0.06% for the Institutional Class and the Retail Class, respectively. See Note 4.

                See accompanying notes to financial statements.

                                     RATIOS TO AVERAGE NET ASSETS
                                 --------------------------------------
Net asset            Net assets,                               Net     Portfolio
  value,     Total     end of         Net          Gross    investment turnover
  end of   return(a) the period  expenses(b)(d) expenses(d) income(d)    rate
the period    (%)      (000's)        (%)           (%)        (%)        (%)
--------------------------------------------------------------------------------

  $10.75       6.4    $  5,577        0.65         1.76        2.17        16
   10.18      11.3       9,076        0.65         1.64        0.71        40
    9.20       8.7       9,230        0.65         2.02        0.59        38
    8.49      13.4       5,202        0.65         3.39        0.59        27
    7.66      13.5       2,490        0.65         1.82        0.81       200
    6.78     (10.1)     17,426        0.65         1.14        0.72       188


  $22.08      10.0    $135,124        0.72(f)      0.72(f)     1.26        19
   21.05      18.9      71,147        0.85         0.91        1.13        36
   18.72      19.2      37,255        0.85         0.92        1.13        34
   15.95      19.4      33,563        0.85         0.93        1.38        47
   13.52      22.0      37,959        0.85         0.92        1.23        56
   11.17     (17.2)     33,025        0.85         0.90        0.90        66

  $22.05       9.8    $ 14,895        1.10(f)      1.10(f)     0.80        19
   21.04       6.9         466        1.10         8.65        0.42        36

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund"), formerly the Loomis Sayles Aggressive Growth Fund
Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")

On February 1, 2007, the Loomis Sayles Aggressive Growth Fund changed its name to the Loomis Sayles Mid Cap Growth Fund.

Each Fund offers Institutional Class Shares. Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities for which market quotations are readily available (other than short term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the recharacterization of distributions received from Real Estate Investment Trusts (REITs) into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2007, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

  -----------------------------------------------------------------------------

MARCH 31, 2007 (UNAUDITED)



  -----------------------------------------------------------------------------
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

  -----------------------------------------------------------------------------
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2006 was as follows:

                                     2006 DISTRIBUTIONS PAID FROM:
                                  ------------------------------------
                                   ORDINARY    LONG-TERM
          FUND                      INCOME   CAPITAL GAINS    TOTAL
          ----                    ---------- ------------- -----------
          Mid Cap Growth Fund     $       --   $        -- $        --
          Small Cap Growth Fund           --            --          --
          Small Cap Value Fund     8,314,591    58,353,414  66,668,005
          Tax-Managed Equity Fund     54,165            --      54,165
          Value Fund                 634,233     1,444,444   2,078,677

As of September 30, 2006, the capital loss carryforwards were as follows:

                                   MID CAP      SMALL CAP    SMALL CAP  TAX-MANAGED
CAPITAL LOSS CARRYFORWARD        GROWTH FUND   GROWTH FUND   VALUE FUND EQUITY FUND  VALUE FUND
-------------------------       ------------  -------------  ---------- -----------  ----------
Expires September 30, 2009      $         --  $          --     $--     $   (12,547)    $--
Expires September 30, 2010       (73,993,065)  (142,893,730)     --      (2,177,191)     --
Expires September 30, 2011       (21,142,388)   (59,283,040)     --      (1,662,157)     --
Expires September 30, 2012                --             --      --        (110,150)     --
Expires September 30, 2013                --             --      --         (17,395)     --
                                ------------  -------------  ---------- -----------  ----------
Total Capital Loss Carryforward $(95,135,453) $(202,176,770)    $--     $(3,979,440)    $--
                                ------------  -------------  ---------- -----------  ----------

  -----------------------------------------------------------------------------
G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

  -----------------------------------------------------------------------------
H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2007 were as follows:

                        MARKET VALUE
                        OF SECURITIES   VALUE OF
FUND                       ON LOAN     COLLATERAL
----                    ------------- ------------
Mid Cap Growth Fund     $ 10,739,307  $ 10,839,584
Small Cap Growth Fund      6,437,140     6,576,138
Small Cap Value Fund     227,710,633   233,154,648
Tax-Managed Equity Fund    1,269,374     1,295,532
Value Fund                 7,934,195     8,114,902

I. INDEMNIFICATIONS. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred.

However, based on experience, the Funds expect the risk of loss to be remote.

J. NEW ACCOUNTING PRONOUNCEMENTS. Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Accordingly, Management is continuing to evaluate the impact the adoption of FIN 48 may have on the Funds' net assets and results of operations. In compliance with the recently issued SEC guidance the impacts, if any, will be reflected in the Funds' semiannual financial statements as of March 31, 2008.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2007, purchases and sales of securities (excluding short-term investments) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Mid Cap Growth Fund     $ 40,399,843 $ 44,334,488
Small Cap Growth Fund     11,279,444   12,000,434
Small Cap Value Fund     263,501,638  236,230,469
Tax-Managed Equity Fund    1,108,148    4,772,277
Value Fund                88,932,166   20,563,665

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2007, provide for fees at the following annual percentage rates of each Fund's average daily net assets:

                        PERCENTAGE OF
                        AVERAGE DAILY
FUND                     NET ASSETS
----                    -------------
Mid Cap Growth Fund         0.75%
Small Cap Growth Fund       0.75%
Small Cap Value Fund        0.75%
Tax-Managed Equity Fund     0.50%
Value Fund                  0.50%

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the six months ended March 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                              EXPENSE LIMIT AS A PERCENTAGE OF
                                  AVERAGE DAILY NET ASSETS
                        --------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                    ------------------- ------------ -----------
Mid Cap Growth Fund            1.00%           1.25%         --
Small Cap Growth Fund          1.00%           1.25%         --
Small Cap Value Fund           0.90%           1.15%        1.40%
Tax-Managed Equity Fund        0.65%            --           --
Value Fund                     0.85%           1.10%         --

MARCH 31, 2007 (UNAUDITED)



For the six months ended March 31, 2007, the management fees and waivers of management fees for each Fund were as follows:

                                                               PERCENTAGE OF
                                GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                              MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
      FUND                       FEE        FEE        FEE     GROSS         NET
      ----                    ---------- ---------- ---------- -----        -----
      Mid Cap Growth Fund     $  169,352    $14,813 $  154,539 0.75%        0.68%
      Small Cap Growth Fund       92,757     27,598     65,159 0.75%        0.53%
      Small Cap Value Fund     3,269,830         --  3,269,830 0.75%        0.75%
      Tax-Managed Equity Fund     18,316         --     18,316 0.50%        0.50%
      Value Fund                 278,383         --    278,383 0.50%        0.50%

For the six months ended March 31, 2007, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Mid Cap Growth Fund       $ 25,008
Small Cap Growth Fund       11,913
Small Cap Value Fund       163,765
Tax-Managed Equity Fund     40,594
Value Fund                      --

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expenses was deferred. At March 31, 2007, the amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                           EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                          SEPTEMBER 30, 2007
                         -----------------------------------------------------
 FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS  TOTAL
 ----                    ------------------- ------------ ----------- --------
 Mid Cap Growth Fund                 $22,586     $ 77,847     $    -- $100,433
 Small Cap Growth Fund                72,414       23,404          --   95,818
 Small Cap Value Fund                     --      134,548      40,102  174,650
 Tax-Managed Equity Fund              91,352           --          --   91,352
 Value Fund                           25,367        1,970          --   27,337

                           EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                          SEPTEMBER 30, 2008
                         -----------------------------------------------------
 FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS  TOTAL
 ----                    ------------------- ------------ ----------- --------
 Mid Cap Growth Fund                 $11,296     $ 28,525     $    -- $ 39,821
 Small Cap Growth Fund                31,849        7,662          --   39,511
 Small Cap Value Fund                     --      127,973      35,792  163,765
 Tax-Managed Equity Fund              40,594           --          --   40,594
 Value Fund                               --           --          --       --

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") a wholly-owned subsidiary of IXIS US Group, provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among the Trusts, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Trusts and IXIS Advisor Funds Trusts,

0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Trusts and IXIS Advisor Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2007, amounts paid to IXIS Advisors for administrative fees were as follows:

FUND                    ADMINISTRATIVE FEES
----                    -------------------
Mid Cap Growth Fund                $ 12,862
Small Cap Growth Fund                 7,043
Small Cap Value Fund                248,227
Tax-Managed Equity Fund               2,089
Value Fund                           31,631

C. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds.

Pursuant to Rule 12b-1 under the 1940 Act, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund have adopted Distribution Plans relating to their Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the six months ended March 31, 2007, the Funds paid the following service and distributions fees:

                                 SERVICE FEES    DISTRIBUTION FEES
                                 ------------ ------------------------
         FUND                    ADMIN CLASS  RETAIL CLASS ADMIN CLASS
         ----                    ------------ ------------ -----------
         Mid Cap Growth Fund          $    --     $ 33,517     $    --
         Small Cap Growth Fund             --        3,745          --
         Small Cap Value Fund          94,628      401,294      94,628
         Tax-Managed Equity Fund           --           --          --
         Value Fund                        --        8,095          --

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

MARCH 31, 2007 (UNAUDITED)



E. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2007, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2007, amounts rebated under these agreements were as follows:

FUND                    REBATES
----                    -------
Mid Cap Growth Fund     $ 7,590
Small Cap Growth Fund     1,401
Small Cap Value Fund     16,218
Tax-Managed Equity Fund      --
Value Fund               21,053

7. SHAREHOLDERS. At March 31, 2007, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                   PROFIT SHARING
FUND                  PENSION PLAN RETIREMENT PLAN
----                  ------------ ---------------
Mid Cap Growth Fund        319,727         320,091
Small Cap Growth Fund      364,448         351,845
Small Cap Value Fund       373,666         701,767
Value Fund                 498,461         577,391

At March 31, 2007, two shareholders individually owned more than 5% of the Mid Cap Growth Fund's total outstanding shares, representing, in aggregate, 20.0% of the Fund: two shareholders individually owned more than 5% of the Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 20.0% of the Fund; one shareholder individually owned more than 5% of the Small Cap Value Fund's outstanding shares, representing, in aggregate 5.1% of the Fund: three shareholders individually owned more than 5% of the Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 20.9% of the Fund; and one shareholder individually owned more than 5% of the Value Fund's total outstanding shares, representing, in aggregate, 8.2% of the Fund.

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                  MID CAP GROWTH FUND

                                     Six Months Ended March 31, 2007 Year Ended September 30, 2006
                                     ------------------------------  ----------------------------

                                      Shares           Amount         Shares         Amount
INSTITUTIONAL CLASS                  --------       -----------      --------     ------------
Issued from the sale of shares         30,370       $   669,756       113,035     $  2,403,816
Issued in connection with
  the reinvestment of distributions        --                --            --               --
Redeemed                              (69,785)       (1,545,512)     (622,265)     (12,061,960)
                                     --------       ---------------  -----------  ---------------
Net Change                            (39,415)      $  (875,756)     (509,230)    $ (9,658,144)
                                     --------       ---------------  -----------  ---------------

RETAIL CLASS
Issued from the sale of shares        145,850       $ 3,155,019       466,779     $  9,602,643
Issued in connection with
  the reinvestment of distributions        --                --            --               --
Redeemed                             (312,562)       (6,662,850)     (497,710)     (10,104,474)
                                     --------       ---------------  -----------  ---------------
Net Change                           (166,712)      $(3,507,831)      (30,931)    $   (501,831)
                                     --------       ---------------  -----------  ---------------
Increase (decrease) from capital
  share transactions                 (206,127)      $(4,383,587)     (540,161)    $(10,159,975)
                                     --------       ---------------  -----------  ---------------

                                                 SMALL CAP GROWTH FUND

                                     Six Months Ended March 31, 2007 Year Ended September 30, 2006
                                     ------------------------------  ----------------------------

                                      Shares           Amount         Shares         Amount
INSTITUTIONAL CLASS                  --------       -----------      --------     ------------
Issued from the sale of shares         66,580       $   863,380       514,581     $  6,313,604
Issued in connection with
  the reinvestment of distributions        --                --            --               --
Redeemed                              (95,545)       (1,236,714)     (238,173)      (2,861,514)
                                     --------       ---------------  -----------  ---------------
Net Change                            (28,965)      $  (373,334)      276,408     $  3,452,090
                                     --------       ---------------  -----------  ---------------

RETAIL CLASS
Issued from the sale of shares         49,568       $   632,566       118,067     $  1,415,130
Issued in connection with the
  reinvestment of distributions            --                --            --               --
Redeemed                              (66,260)         (839,527)     (194,917)      (2,249,611)
                                     --------       ---------------  -----------  ---------------
Net Change                            (16,692)      $  (206,961)      (76,850)    $   (834,481)
                                     --------       ---------------  -----------  ---------------
Increase (decrease) from capital
  share transactions                  (45,657)      $  (580,295)      199,558     $  2,617,609
                                     --------       ---------------  -----------  ---------------

MARCH 31, 2007 (UNAUDITED)


                                                    SMALL CAP VALUE FUND

                                     Six Months Ended March 31, 2007 Year Ended September 30, 2006
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,817,313     $ 50,577,316      2,676,286    $ 73,004,753
Issued in connection with the
  reinvestment of distributions       1,908,337       50,494,585      1,409,958      35,671,938
Redeemed                             (1,618,730)     (44,938,501)    (2,792,941)    (76,314,037)
                                     ----------     ---------------  ------------  --------------
Net Change                            2,106,920     $ 56,133,400      1,293,303    $ 32,362,654
                                     ----------     ---------------  ------------  --------------

RETAIL CLASS
Issued from the sale of shares        4,353,771     $119,240,061      4,178,708    $113,429,036
Issued in connection with the
  reinvestment of distributions       1,279,692       33,617,502        879,102      22,100,621
Redeemed                             (2,899,639)     (81,194,117)    (3,102,060)    (83,870,790)
                                     ----------     ---------------  ------------  --------------
Net Change                            2,733,824     $ 71,663,446      1,955,750    $ 51,658,867
                                     ----------     ---------------  ------------  --------------

ADMIN CLASS
Issued from the sale of shares          850,148     $ 22,948,399        834,549    $ 22,351,432
Issued in connection with the
  reinvestment of distributions         292,721        7,599,048        237,129       5,902,138
Redeemed                               (538,178)     (14,684,597)    (1,206,021)    (31,582,406)
                                     ----------     ---------------  ------------  --------------
Net Change                              604,691     $ 15,862,850       (134,343)   $ (3,328,836)
                                     ----------     ---------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  5,445,435     $143,659,696      3,114,710    $ 80,692,685
                                     ----------     ---------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Six Months Ended March 31, 2007 Year Ended September 30, 2006
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           73,901     $    769,991        110,105    $  1,042,547
Issued in connection with
  the reinvestment of distributions       6,824           70,495          4,870          45,436
Redemptions-in-kind*                   (261,354)      (2,702,405)
Redeemed                               (192,511)      (2,061,183)      (226,157)     (2,122,569)
                                     ----------     ---------------  ------------  --------------
Increase (decrease) from capital
  share transactions                   (373,140)    $ (3,923,102)      (111,182)   $ (1,034,586)
                                     ----------     ---------------  ------------  --------------
*On October 20, 2006, IXIS US Group liquidated its position of 261,534 shares. This was accomplished through a redemption-in-kind which included $2,453,150 of securities and
 $249,255 in cash.

                                                        VALUE FUND

                                     Six Months Ended March 31, 2007 Year Ended September 30, 2006/(a)/
                                     ------------------------------  ---------------------------------

                                       Shares          Amount          Shares            Amount
INSTITUTIONAL CLASS                  ---------      ------------     ---------        -----------
Issued from the sale of shares       3,428,762      $ 75,499,076     1,543,164        $31,129,107
Issued in connection with
  the reinvestment of distributions    186,666         4,059,991       111,464          2,043,141
Redeemed                              (876,046)      (19,421,740)     (264,649)        (5,153,539)
                                     ---------      ---------------  ---------------  ----------------
Net Change                           2,739,382        60,137,327     1,389,979        $28,018,709
                                     ---------      ---------------  ---------------  ----------------
RETAIL CLASS
Issued from the sale of shares         700,897      $ 15,382,918        22,169        $   456,494
Issued in connection with
  the reinvestment of distributions     11,954           259,876            --                 --
Redeemed                               (59,511)       (1,307,172)           --                 --
                                     ---------      ---------------  ---------------  ----------------
Net Change                             653,340      $ 14,335,622        22,169        $   456,494
                                     ---------      ---------------  ---------------  ----------------
Increase (decrease) from capital
  share transactions                 3,392,722      $ 74,472,949     1,412,148        $28,475,203
                                     ---------      ---------------  ---------------  ----------------
(a)For Retail Class, from June 30, 2006, commencement of operations.

9. SUBSEQUENT EVENT. On or about June 1, 2007, any outstanding Retail Class shares and Institutional Class shares of the Loomis Sayles Value Fund will be redesignated as Class A shares and Class Y shares of the Fund, respectively. Expenses relating to these classes of shares will not change as a result of the redesignations. Also on such date, Class B shares and Class C shares will be added to the Fund.

                       [LOGO]

  Semiannual Report
  March 31, 2007
[LOGO]


Loomis Sayles Investment Grade Bond Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 5

Financial Statements...Page 11

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE



Objective:
High total investment return through a combination of current income and capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

--------------------------------------------------------------------------------
Fund Inception:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Daniel Fuss, CFA, CIC
Steven Kaseta, CFA

Associate Managers:
Matthew J. Eagan, CFA
Kathleen Gaffney, CFA
Elaine Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LIGRX
                                 Class B LGBBX
                                 Class C LGBCX
                                 Class Y LSIIX
                                 Class J LIGJX

--------------------------------------------------------------------------------
What You Should Know:
This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion
--------------------------------------------------------------------------------

After relative calm in the last three months of 2006, U.S. corporate bonds became more volatile. Rising concerns about subprime mortgages and slowdowns in the housing market, combined with softer-than-expected business spending levels, caused a shift in the U.S. fixed-income markets in the first quarter of 2007. Moreover, turmoil in global equity markets that started in February spilled over into U.S. Treasuries, increasing demand for the relative safety of top-quality U.S. issues. Of the major markets for government-secured bonds, U.S. Treasuries were the best performers, although this was diluted by the weakness of the U.S. dollar.

For the six months ended March 31, 2007, Loomis Sayles Investment Grade Bond Fund outdistanced both its benchmark and its Morningstar peers. The fund's Class A shares provided a total return of 3.76% at net asset value, outperforming the Lehman U.S. Government/Credit Index, which rose by 2.52%. For the same period, the average return on the funds in Morningstar's
Intermediate-Term Bond category was 2.76%.

FOREIGN INVESTMENTS WERE POSITIVE, EXCEPT FOR CANADA
Securities denominated in foreign currencies accounted for more than 30% of the fund's total net assets at March 31, 2007. For the fiscal period, the fund benefited most from several overseas markets, including Thailand, New Zealand and South Africa - all markets whose currencies appreciated in value relative to the U.S. dollar. Security selection was also a positive in Mexico, Brazil and Indonesia. These pluses were partially offset by our weighting in Canadian issues, which accounted for nearly 16% of total net assets at the end of March. Lower-than-expected economic growth, combined with declining prices of oil and other commodities, led to weakness in the Canadian bond market.

HIGH-YIELD U.S. CORPORATE BONDS ALSO BOOSTED RETURNS
Early in the period, brisk demand for high-yielding domestic securities outstripped supply and led to price appreciation of several holdings. Good performers included healthcare, natural gas, basic products issues and an airline bond. Our emphasis on the communications sector and our longer duration strategy also benefited the fund. The convertible bonds we selected, which convey the right to be converted to common stocks, were also a positive, but the fund's emphasis on transportation detracted from results.

SHIFTS IN FUND'S DURATION STRATEGY CONTRIBUTED TO PERFORMANCE
Duration is a measure of a fund's sensitivity to interest-rate changes. A longer duration strategy is more aggressive, and a shorter one is defensive. By the end of March 2007, the fund's duration was just under eight years, compared to about five years for the fund's benchmark. Much of the fund's duration positioning came from its corporate holdings, where successful security selection produced generous income early in the period. In mid-January we further extended duration by adding some longer-term U.S. Treasuries. At that time, the yield advantage corporate bonds usually have over government bonds had narrowed to the tightest spread in years, as nervous investors sought safe havens for a time. Credit spreads widened again in March, ending the period where they had been in January. U.S. Treasury and agency securities accounted for about 20% of the fund's assets at the end of March.

SLOW ECONOMIC GROWTH EXPECTED TO CONTAIN INFLATIONARY PRESSURES
We believe the fixed-income markets have the potential to generate modest returns in 2007. We expect economic growth to remain slow, although it may pick up somewhat during the second half of the year. We think inflationary pressures are likely to remain moderate, and we expect the Federal Reserve Board to leave interest rates unchanged, at least in the near future. The markets may exhibit some near-term volatility, and we remain concerned about high valuations in the high-yield bond market. Overall, however, we believe the economy is nearing the end of a mid-cycle correction - a period that historically has favored investment-grade and higher-quality securities.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through March 31, 2007
--------------------------------------------------------------------------------



PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,4/


                                    [CHART]

              March 31, 1997 through March 31, 2007
                                                             Lehman
                     Net Asset         Maximum           U.S. Government/
                     Value (2)     Sales Charge (3)        Credit Index
                     ---------     ----------------     -----------------
   3/31/1997         $10,000           $9,550                $10,000
   4/30/1997          10,202            9,743                 10,146
   5/31/1997          10,396            9,928                 10,241
   6/30/1997          10,661           10,181                 10,364
   7/31/1997          11,352           10,841                 10,681
   8/31/1997          11,031           10,534                 10,561
   9/30/1997          11,342           10,831                 10,727
  10/31/1997          11,508           10,990                 10,899
  11/30/1997          11,488           10,971                 10,956
  12/31/1997          11,509           10,991                 11,071
   1/31/1998          11,618           11,095                 11,227
   2/28/1998          11,650           11,126                 11,205
   3/31/1998          11,791           11,260                 11,239
   4/30/1998          11,837           11,304                 11,296
   5/31/1998          11,903           11,368                 11,417
   6/30/1998          11,881           11,346                 11,533
   7/31/1998          11,732           11,204                 11,542
   8/31/1998          11,229           10,724                 11,768
   9/30/1998          11,486           10,969                 12,104
  10/31/1998          11,371           10,859                 12,019
  11/30/1998          11,748           11,219                 12,090
  12/31/1998          11,847           11,314                 12,120
   1/31/1999          12,037           11,495                 12,206
   2/28/1999          11,883           11,348                 11,916
   3/31/1999          12,155           11,608                 11,975
   4/30/1999          12,442           11,882                 12,005
   5/31/1999          12,334           11,779                 11,881
   6/30/1999          12,298           11,744                 11,844
   7/31/1999          12,079           11,535                 11,811
   8/31/1999          12,036           11,494                 11,802
   9/30/1999          12,200           11,651                 11,908
  10/31/1999          12,198           11,649                 11,939
  11/30/1999          12,231           11,680                 11,932
  12/31/1999          12,280           11,727                 11,860
   1/31/2000          12,280           11,727                 11,856
   2/29/2000          12,669           12,099                 12,005
   3/31/2000          12,844           12,266                 12,179
   4/30/2000          12,511           11,948                 12,119
   5/31/2000          12,392           11,835                 12,108
   6/30/2000          12,753           12,179                 12,355
   7/31/2000          12,905           12,324                 12,486
   8/31/2000          13,149           12,557                 12,663
   9/30/2000          13,041           12,454                 12,710
  10/31/2000          12,935           12,353                 12,790
  11/30/2000          13,182           12,589                 13,009
  12/31/2000          13,625           13,012                 13,265
   1/31/2001          13,853           13,229                 13,488
   2/28/2001          13,959           13,331                 13,627
   3/31/2001          13,779           13,159                 13,690
   4/30/2001          13,569           12,958                 13,587
   5/31/2001          13,691           13,075                 13,665
   6/30/2001          13,759           13,140                 13,731
   7/31/2001          14,109           13,474                 14,073
   8/31/2001          14,429           13,780                 14,253
   9/30/2001          14,134           13,498                 14,385
  10/31/2001          14,751           14,087                 14,750
  11/30/2001          14,543           13,888                 14,507
  12/31/2001          14,396           13,748                 14,393
   1/31/2002          14,495           13,843                 14,499
   2/28/2002          14,639           13,980                 14,622
   3/31/2002          14,292           13,649                 14,325
   4/30/2002          14,703           14,042                 14,603
   5/31/2002          14,890           14,220                 14,738
   6/30/2002          14,857           14,189                 14,863
   7/31/2002          14,574           13,918                 15,042
   8/31/2002          15,097           14,417                 15,379
   9/30/2002          15,124           14,443                 15,710
  10/31/2002          15,033           14,357                 15,560
  11/30/2002          15,350           14,660                 15,569
  12/31/2002          15,921           15,205                 15,982
   1/31/2003          16,192           15,463                 15,981
   2/28/2003          16,543           15,799                 16,266
   3/31/2003          16,625           15,876                 16,245
   4/30/2003          17,193           16,419                 16,418
   5/31/2003          18,048           17,235                 16,885
   6/30/2003          18,134           17,318                 16,817
   7/31/2003          17,269           16,492                 16,112
   8/31/2003          17,352           16,571                 16,218
   9/30/2003          18,244           17,423                 16,732
  10/31/2003          18,198           17,379                 16,520
  11/30/2003          18,539           17,704                 16,564
  12/31/2003          19,002           18,147                 16,728
   1/31/2004          19,131           18,270                 16,880
   2/29/2004          19,279           18,411                 17,086
   3/31/2004          19,483           18,606                 17,243
   4/30/2004          18,719           17,877                 16,714
   5/31/2004          18,562           17,727                 16,628
   6/30/2004          18,705           17,863                 16,696
   7/31/2004          18,929           18,078                 16,873
   8/31/2004          19,458           18,582                 17,230
   9/30/2004          19,839           18,946                 17,290
  10/31/2004          20,258           19,346                 17,440
  11/30/2004          20,545           19,621                 17,246
  12/31/2004          20,796           19,860                 17,429
   1/31/2005          20,673           19,743                 17,550
   2/28/2005          20,808           19,871                 17,435
   3/31/2005          20,564           19,639                 17,312
   4/30/2005          20,589           19,662                 17,571
   5/31/2005          20,683           19,753                 17,792
   6/30/2005          20,909           19,968                 17,908
   7/31/2005          20,859           19,920                 17,706
   8/31/2005          21,226           20,271                 17,971
   9/30/2005          21,196           20,242                 17,736
  10/31/2005          20,984           20,040                 17,584
  11/30/2005          21,079           20,130                 17,674
  12/31/2005          21,226           20,271                 17,842
   1/31/2006          21,570           20,599                 17,809
   2/28/2006          21,658           20,684                 17,858
   3/31/2006          21,338           20,378                 17,661
   4/30/2006          21,675           20,700                 17,606
   5/31/2006          21,554           20,584                 17,596
   6/30/2006          21,508           20,541                 17,637
   7/31/2006          21,734           20,756                 17,866
   8/31/2006          22,239           21,238                 18,149
   9/30/2006          22,392           21,384                 18,326
  10/31/2006          22,723           21,701                 18,442
  11/30/2006          23,039           22,002                 18,658
  12/31/2006          22,866           21,837                 18,516
   1/31/2007          22,825           21,798                 18,501
   2/28/2007          23,346           22,295                 18,820
   3/31/2007          23,234           22,188                 18,787
Average Annual Returns -- March 31, 2007/4/


                                             6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                             3.76%   8.89%  10.20%   8.80%
With Maximum Sales Charge/3/                  -0.87    4.01    9.19    8.30

CLASS B/1/
Net Asset Value/2/                             3.34    8.04    9.28    7.84
With CDSC/5/                                  -1.66    3.04    9.00    7.84

CLASS C/1/
Net Asset Value/2/                             3.34    8.07    9.29    7.84
With CDSC/5/                                   2.34    7.07    9.29    7.84

CLASS Y/1/
Net Asset Value/2/                             3.88    9.31   10.55    9.09

CLASS J/1/
Net Asset Value/2/                             3.50    8.49    9.72    8.27
With Sales Charge/5/                          -0.12    4.70    8.94    7.89
-----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman U.S. Government/Credit Index            2.52    6.38    5.57    6.51
Morningstar Intermediate-Term Bond Fund Avg.   2.76    6.17    4.99    5.75

See page 3 for a description of the index/average.

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y, the successor to the fund's Institutional Class, is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

PORTFOLIO FACTS



                   % of Net Assets as of
CREDIT QUALITY     3/31/2007  9/30/2006
----------------------------------------
Aaa                  35.9       27.4
----------------------------------------
Aa                    6.5       13.0
----------------------------------------
A                     6.6        9.1
----------------------------------------
Baa                  31.2       30.1
----------------------------------------
Ba                    4.6        9.1
----------------------------------------
B                     1.8        2.8
----------------------------------------
Caa                   2.7        0.0
----------------------------------------
Not rated*            4.0        5.1
----------------------------------------
Short-term & other    6.7        3.4
----------------------------------------

  Credit Quality is based on ratings from Moody's Investors Service. *Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

  EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              0.92                  0.92
-------------------------------------------------------
     B              1.89                  1.70
-------------------------------------------------------
     C              1.70                  1.70
-------------------------------------------------------
     Y              0.63                  0.55
-------------------------------------------------------
     J              1.30                  1.30
-------------------------------------------------------

NOTES TO CHARTS
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.
/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Institutional Class became the Class Y on 9/12/03. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect Class Y's then current expense cap arrangements. For periods prior to the inception of Class J Shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart compares the performance of Class A shares at net asset value, to the performance of Class A shares including the maximum sales charge of 4.50%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Fund performance has been increased by expense waivers and reimbursements, if any, without which performance would have been lower.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.
/6/Before waivers and reimbursements.
/7/After waivers and reimbursements.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged
 index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the fund's website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2006 through March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSE PAID DURING PERIOD*
LOOMIS SAYLES INVESTMENT GRADE BOND FUND         10/1/06               3/31/07             10/1/06 - 3/31/07
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,037.60                  $4.11
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.89                  $4.08
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,033.40                  $8.62
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.45                  $8.55
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,033.40                  $7.86
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.20                  $7.80
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,038.80                  $2.80
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,022.19                  $2.77
-----------------------------------------------------------------------------------------------------------------
CLASS J
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,035.00                  $6.54
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.50                  $6.49
-----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.81%, 1.70%, 1.55%, 0.55% and 1.29% for Class A, B, C,
 Y and J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

     LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2007 (Unaudited)

   Principal
  Amount (++)      Description                             Value (+)
-----------------------------------------------------------------------
Bonds and Notes -- 93.2% of Net Assets
Non-Convertible Bonds -- 91.1%
                   Airlines -- 0.7%
$     8,115,000    Qantas Airways Ltd.,
                   6.050%, 4/15/2016, 144A              $     7,072,977
                                                        ---------------
                   Asset-Backed Securities -- 0.2%
        726,569    Community Program Loan Trust, Series
                   1987-A, Class A4,
                   4.500%, 10/01/2018                           716,873
      1,700,000    Community Program Loan Trust, Series
                   1987-A, Class A5,
                   4.500%, 4/01/2029                          1,606,970
                                                        ---------------
                                                              2,323,843
                                                        ---------------
                   Automotive -- 1.6%
      1,389,000    Cummins, Inc.,
                   6.750%, 2/15/2027                          1,390,356
        665,000    Cummins, Inc.,
                   7.125%, 3/01/2028                            689,628
      1,990,000    Ford Motor Co.,
                   6.375%, 2/01/2029                          1,417,875
        130,000    Ford Motor Co.,
                   6.500%, 8/01/2018(b)                         103,675
        260,000    Ford Motor Co.,
                   6.625%, 2/15/2028(b)                         187,850
      5,185,000    Ford Motor Co.,
                   6.625%, 10/01/2028                         3,746,163
      8,730,000    Ford Motor Co.,
                   7.450%, 7/16/2031(b)                       6,754,838
        245,000    Ford Motor Co.,
                   7.500%, 8/01/2026                            191,100
        700,000    Ford Motor Credit Co.,
                   7.375%, 10/28/2009                           698,713
      1,540,000    Ford Motor Credit Co.,
                   8.000%, 12/15/2016                         1,481,854
        110,000    General Motors Corp.,
                   8.375%, 7/15/2033(b)                          98,725
                                                        ---------------
                                                             16,760,777
                                                        ---------------
                   Banking -- 5.1%
      2,595,000    BAC Capital Trust VI,
                   5.625%, 3/08/2035                          2,410,890
  2,120,000,000    Barclays Financial LLC,
                   4.060%, 9/16/2010, (KRW), 144A             2,135,999
    140,000,000    Barclays Financial LLC,
                   4.160%, 2/22/2010, (THB), 144A             4,055,127
  3,000,000,000    Barclays Financial LLC,
                   4.460%, 9/23/2010, (KRW), 144A             3,180,485
    144,000,000    Barclays Financial LLC, Series EMTN,
                   4.100%, 3/22/2010, (THB), 144A             4,170,097
 16,371,250,000    BNP Paribas SA, Series EMTN,
                   Zero Coupon, 6/13/2011, (IDR), 144A        1,207,402
      1,500,000    CIT Group, Inc.,
                   5.500%, 12/01/2014, (GBP)                  2,824,848
      9,860,000    Citibank NA,
                   15.000%, 7/02/2010, (BRL), 144A            5,442,315
     20,360,000    HSBC Bank USA,
                   Zero Coupon, 4/18/2012, (MYR), 144A        4,981,796
      4,500,000    HSBC Bank USA,
                   3.310%, 8/25/2010, 144A                    4,927,950

   Principal
  Amount (++)   Description                                            Value (+)
--------------------------------------------------------------------------------------
                Banking -- continued
$       700,000 ICICI Bank Ltd.,
                6.375%, 4/30/2022, 144A(c)                          $       693,562
     18,000,000 JPMorgan Chase & Co.,
                Zero Coupon, 5/17/2010, (BRL), 144A                       6,279,015
 22,683,264,000 JPMorgan Chase & Co.,
                Zero Coupon, 3/28/2011, (IDR), 144A                       1,722,663
 17,920,000,000 JPMorgan Chase & Co.,
                Zero Coupon, 3/28/2011, (IDR), 144A                       1,360,920
 68,827,366,920 JPMorgan Chase & Co.,
                Zero Coupon, 4/12/2012, (IDR), 144A                       4,740,361
 24,124,936,500 JPMorgan Chase London,
                Zero Coupon, 10/21/2010, (IDR), 144A                      1,923,766
        100,000 Keybank NA,
                6.950%, 2/01/2028                                           109,351
     90,000,000 Rabobank Nederland, Series EMTN,
                13.500%, 1/28/2008, (ISK), 144A                           1,364,117
                                                                    ---------------
                                                                         53,530,664
                                                                    ---------------
                Beverages -- 0.2%
      1,525,000 Cia Brasileira de Bebidas,
                8.750%, 9/15/2013                                         1,769,000
                                                                    ---------------
                Brokerage -- 0.5%
     10,000,000 Merrill Lynch & Co., Inc.,
                10.710%, 3/08/2017, (BRL)                                 4,868,223
                                                                    ---------------
                Building Materials -- 1.3%
     10,000,000 Masco Corp.,
                5.850%, 3/15/2017                                         9,837,050
        970,000 Owens Corning, Inc.,
                6.500%, 12/01/2016, 144A                                    990,756
      1,450,000 Owens Corning, Inc.,
                7.000%, 12/01/2036, 144A                                  1,446,121
      1,060,000 USG Corp.,
                6.300%, 11/15/2016, 144A                                  1,067,504
                                                                    ---------------
                                                                         13,341,431
                                                                    ---------------
                Chemicals -- 0.8%
      6,305,000 Lubrizol Corp.,
                6.500%, 10/01/2034                                        6,288,922
      2,400,000 Methanex Corp.,
                6.000%, 8/15/2015                                         2,297,950
                                                                    ---------------
                                                                          8,586,872
                                                                    ---------------
                Consumer Cyclical Services -- 0.9%
      9,585,000 Western Union Co.,
                6.200%, 11/17/2036                                        9,099,999
                                                                    ---------------
                Electric -- 2.1%
        895,000 Commonwealth Edison Co.,
                4.700%, 4/15/2015                                           819,016
      1,700,000 Commonwealth Edison Co.,
                5.875%, 2/01/2033                                         1,577,484
      2,750,000 Constellation Energy Group, Inc.,
                4.550%, 6/15/2015(b)                                      2,528,026
        960,000 Dominion Resources, Inc.,
                5.950%, 6/15/2035                                           932,959
      5,500,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                7.875%, 2/01/2027                                         6,234,723
      1,000,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                8.350%, 8/01/2013                                         1,133,905
      1,905,000 ITC Holdings Corp.,
                5.875%, 9/30/2016, 144A                                   1,915,297

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)     Description                                 Value (+)
-------------------------------------------------------------------------
                 Electric -- continued
$   2,830,000    ITC Holdings Corp.,
                 6.375%, 9/30/2036, 144A                  $     2,846,507
    1,500,000    MidAmerican Energy Holdings Co.,
                 5.875%, 10/01/2012                             1,544,292
    1,000,000    MidAmerican Energy Holdings Co.,
                 6.125%, 4/01/2036                                997,838
       42,000    Quezon Power Philippines Co.,
                 8.860%, 6/15/2017                                 43,470
      500,000    SP Powerassets Ltd.,
                 3.730%, 10/22/2010, (SGD)                        336,104
    1,795,000    Toledo Edison Co.,
                 6.150%, 5/15/2037                              1,758,475
                                                          ---------------
                                                               22,668,096
                                                          ---------------
                 Entertainment -- 0.7%
      565,000    Time Warner, Inc.,
                 6.500%, 11/15/2036                               563,400
    1,805,000    Time Warner, Inc.,
                 6.625%, 5/15/2029                              1,826,653
      755,000    Time Warner, Inc.,
                 6.950%, 1/15/2028                                790,593
      505,000    Time Warner, Inc.,
                 7.625%, 4/15/2031                                567,531
      330,000    Time Warner, Inc.,
                 7.700%, 5/01/2032                                374,134
    3,590,000    Viacom, Inc., Class B,
                 6.875%, 4/30/2036                              3,618,663
                                                          ---------------
                                                                7,740,974
                                                          ---------------
                 Financial Other -- 0.0%
      195,000    Petrozuata Finance, Inc.,
                 8.220%, 4/01/2017, 144A                          195,975
                                                          ---------------
                 Foreign Agency -- 0.0%
      220,000    Alberta Municipal Funding Corp.,
                 5.700%, 9/01/2011, (CAD)                         201,502
                                                          ---------------
                 Foreign Local Governments -- 4.4%
       31,300    Province of Alberta,
                 5.930%, 9/16/2016, (CAD)                          29,096
   29,645,000    Province of British Columbia,
                 6.000%, 6/09/2008, (CAD)                      26,218,813
    3,275,000    Province of British Columbia,
                 6.250%, 12/01/2009, (CAD)                      2,988,037
    3,285,000    Province of Manitoba,
                 4.450%, 12/01/2008, (CAD)                      2,859,302
    6,510,000    Province of Manitoba,
                 5.750%, 6/02/2008, (CAD)                       5,739,627
      500,000    Province of Nova Scotia,
                 6.600%, 6/01/2027, (CAD)                         544,266
    4,810,000    Province of Ontario,
                 3.875%, 3/08/2008, (CAD)                       4,150,890
    4,320,000    Province of Ontario,
                 5.700%, 12/01/2008, (CAD)                      3,834,903
      550,000    Province of Saskatchewan,
                 5.500%, 6/02/2008, (CAD)                         483,576
                                                          ---------------
                                                               46,848,510
                                                          ---------------
                 Government Owned -- No Guarantee -- 0.4%
    3,670,000    Pemex Project Funding Master Trust,
                 8.625%, 12/01/2023(b)                          4,569,150
                                                          ---------------

  Principal
 Amount (++)     Description                          Value (+)
------------------------------------------------------------------
                 Government Sponsored -- 0.3%
$   3,000,000    Federal Home Loan Mortgage Corp.,
                 5.750%, 1/15/2012(b)              $     3,114,108
                                                   ---------------
                 Healthcare -- 1.4%
    5,000,000    HCA, Inc.,
                 5.750%, 3/15/2014                       4,268,750
      800,000    HCA, Inc.,
                 6.250%, 2/15/2013                         727,000
    3,250,000    HCA, Inc.,
                 6.300%, 10/01/2012(b)                   3,038,750
    2,625,000    HCA, Inc.,
                 7.050%, 12/01/2027                      2,082,370
      250,000    HCA, Inc.,
                 7.500%, 12/15/2023                        212,131
      250,000    HCA, Inc.,
                 7.500%, 11/06/2033                        213,125
      620,000    HCA, Inc.,
                 7.580%, 9/15/2025                         523,331
    1,000,000    HCA, Inc.,
                 7.750%, 7/15/2036                         847,274
    2,865,000    Hospira, Inc.,
                 6.050%, 3/30/2017                       2,862,751
                                                   ---------------
                                                        14,775,482
                                                   ---------------
                 Healthcare Insurance -- 0.5%
    5,455,000    CIGNA Corp.,
                 6.150%, 11/15/2036                      5,405,818
                                                   ---------------
                 Home Construction -- 2.6%
      850,000    Centex Corp.,
                 5.250%, 6/15/2015(b)                      775,639
    3,685,000    D.R. Horton, Inc.,
                 5.250%, 2/15/2015                       3,369,711
    2,050,000    Desarrolladora Homex SAB de CV,
                 7.500%, 9/28/2015                       2,115,600
    2,605,000    Lennar Corp., Series B,
                 5.600%, 5/31/2015                       2,450,287
    1,870,000    Lennar Corp., Series B,
                 6.500%, 4/15/2016                       1,838,711
    2,630,000    Pulte Homes, Inc.,
                 5.200%, 2/15/2015(b)                    2,429,933
      250,000    Pulte Homes, Inc.,
                 5.250%, 1/15/2014                         236,252
    9,165,000    Pulte Homes, Inc.,
                 6.000%, 2/15/2035                       8,174,703
    3,510,000    Pulte Homes, Inc.,
                 6.375%, 5/15/2033                       3,262,043
    3,605,000    Toll Brothers Finance Corp.,
                 5.150%, 5/15/2015                       3,259,317
                                                   ---------------
                                                        27,912,196
                                                   ---------------
                 Independent Energy -- 1.9%
    4,020,000    Anadarko Petroleum Corp.,
                 5.950%, 9/15/2016                       4,028,466
    4,865,000    Anadarko Petroleum Corp.,
                 6.450%, 9/15/2036                       4,814,146
   10,875,000    Apache Corp.,
                 6.000%, 1/15/2037                      10,829,260
      500,000    Devon Financing Corp. LLC,
                 7.875%, 9/30/2031                         592,688

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                                  Value (+)
---------------------------------------------------------------------------------------
              Independent Energy -- continued
$     160,000 XTO Energy, Inc.,
              6.100%, 4/01/2036                                         $       154,934
                                                                        ---------------
                                                                             20,419,494
                                                                        ---------------
              Integrated Energy -- 0.2%
      145,000 Cerro Negro Finance Ltd.,
              7.900%, 12/01/2020, 144A                                          145,000
    1,864,011 PF Export Receivables Master Trust,
              6.436%, 6/01/2015, 144A                                         1,901,291
                                                                        ---------------
                                                                              2,046,291
                                                                        ---------------
              Life Insurance -- 1.4%
   15,400,000 ASIF Global Financing XXVII,
              2.380%, 2/26/2009, (SGD), 144A                                 10,006,310
    4,260,000 Mutual of Omaha Insurance Co.,
              6.800%, 6/15/2036, 144A                                         4,590,278
                                                                        ---------------
                                                                             14,596,588
                                                                        ---------------
              Local Authorities -- 0.3%
    2,730,000 Michigan Tobacco Settlement Finance Authority,
              7.309%, 6/01/2034                                               2,818,206
                                                                        ---------------
              Media Cable -- 2.2%
   15,156,000 Comcast Corp.,
              5.650%, 6/15/2035                                              13,731,821
    2,255,000 Comcast Corp.,
              6.450%, 3/15/2037                                               2,257,571
    2,825,000 Comcast Corp.,
              6.500%, 11/15/2035                                              2,846,402
    3,750,000 Cox Communications, Inc., Class A,
              6.750%, 3/15/2011                                               3,944,074
      350,000 Virgin Media Finance Plc,
              9.750%, 4/15/2014, (GBP)                                          728,350
                                                                        ---------------
                                                                             23,508,218
                                                                        ---------------
              Media Non-Cable -- 1.6%
    2,500,000 Clear Channel Communications, Inc.,
              4.250%, 5/15/2009                                               2,423,423
    1,000,000 Clear Channel Communications, Inc.,
              5.750%, 1/15/2013                                                 937,671
    5,165,000 News America, Inc.,
              6.150%, 3/01/2037, 144A                                         4,920,556
    4,095,000 News America, Inc.,
              6.200%, 12/15/2034                                              3,971,945
    4,930,000 News America, Inc.,
              6.400%, 12/15/2035                                              4,903,748
                                                                        ---------------
                                                                             17,157,343
                                                                        ---------------
              Metals & Mining -- 0.4%
    1,500,000 Teck Cominco Ltd.,
              7.000%, 9/15/2012                                               1,611,241
    2,885,000 Vale Overseas Ltd.,
              6.875%, 11/21/2036                                              2,979,302
                                                                        ---------------
                                                                              4,590,543
                                                                        ---------------
              Mortgage Related -- 0.9%
    3,000,000 Bank of America-First Union NB Commercial Mortgage,
              Series 2001-3, Class A2,
              5.464%, 4/11/2037                                               3,034,083
    2,198,735 CS First Boston Mortgage Securities Corp., Series 2005-7,
              Class 3A1,
              5.000%, 8/25/2020                                               2,187,922

  Principal
 Amount (++)  Description                                     Value (+)
--------------------------------------------------------------------------
              Mortgage Related -- continued
$   7,000,000 Federal Home Loan Mortgage Corp.,
              3.220%, 6/20/2007, (SGD)                     $     4,616,941
      201,086 Federal Home Loan Mortgage Corp.,
              5.000%, 12/01/2031                                   194,932
       44,062 Federal National Mortgage Association,
              6.000%, 7/01/2029                                     44,734
                                                           ---------------
                                                                10,078,612
                                                           ---------------
              Non-Captive Consumer -- 0.3%
    5,150,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                           3,544,597
                                                           ---------------
              Non-Captive Diversified -- 0.4%
    2,370,000 CIT Group, Inc.,
              6.000%, 4/01/2036                                  2,297,239
    1,000,000 GMAC Australia,
              6.500%, 8/10/2007, (AUD)                             795,418
    1,500,000 GMAC LLC,
              6.875%, 9/15/2011                                  1,501,453
                                                           ---------------
                                                                 4,594,110
                                                           ---------------
              Non-Captive Finance -- 1.8%
    9,160,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                           6,134,166
    4,200,000 General Electric Capital Corp.,
              6.625%, 2/04/2010, (NZD)                           2,908,366
    1,285,000 General Electric Capital Corp., Series EMTN,
              6.750%, 9/26/2016, (NZD)                             885,006
   13,400,000 General Electric Capital Corp., Series GMTN,
              3.485%, 3/08/2012, (SGD)                           8,940,785
                                                           ---------------
                                                                18,868,323
                                                           ---------------
              Oil Field Services -- 0.5%
      665,000 Petrobras Energia SA, Series I,
              8.125%, 7/15/2010, 144A                              699,913
      600,000 Transocean Sedco Forex, Inc.,
              7.375%, 4/15/2018                                    669,895
    3,840,000 Weatherford International Ltd.,
              6.500%, 8/01/2036                                  3,839,547
                                                           ---------------
                                                                 5,209,355
                                                           ---------------
              Paper -- 0.8%
    1,395,000 Bowater, Inc.,
              6.500%, 6/15/2013(b)                               1,258,987
      575,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                    549,125
    2,265,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                 2,185,725
      140,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                   138,600
      815,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                    819,075
    2,280,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                  2,416,800
      750,000 International Paper Co.,
              4.000%, 4/01/2010                                    724,339
      300,000 International Paper Co.,
              5.250%, 4/01/2016                                    284,337
                                                           ---------------
                                                                 8,376,988
                                                           ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                              Value (+)
-------------------------------------------------------------------
              Pharmaceuticals -- 0.0%
$     500,000 Schering-Plough Corp.,
              5.550%, 12/01/2013                    $       509,423
                                                    ---------------
              Pipelines -- 2.6%
    3,685,000 Colorado Interstate Gas Co.,
              5.950%, 3/15/2015                           3,708,009
      125,000 Colorado Interstate Gas Co.,
              6.800%, 11/15/2015                            132,935
    2,010,000 DCP Midstream LP,
              6.450%, 11/03/2036, 144A                    2,044,375
       70,000 El Paso Corp.,
              6.375%, 2/01/2009                              71,138
    2,470,000 El Paso Corp.,
              6.950%, 6/01/2028                           2,537,925
      935,000 El Paso Corp.,
              7.000%, 5/15/2011                             981,750
      250,000 El Paso Corp.,
              7.750%, 6/15/2010                             266,250
      540,000 Energy Transfer Partners LP,
              6.125%, 2/15/2017                             551,776
      395,000 Energy Transfer Partners LP,
              6.625%, 10/15/2036                            404,062
      310,000 Kinder Morgan Finance,
              5.700%, 1/05/2016                             290,658
      130,000 Kinder Morgan Finance,
              6.400%, 1/05/2036                             116,407
      320,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                             293,482
    2,500,000 ONEOK Partners LP,
              6.650%, 10/01/2036                          2,568,593
    2,130,000 Plains All American Pipeline LP,
              6.125%, 1/15/2017, 144A                     2,172,491
    4,595,000 Plains All American Pipeline LP,
              6.650%, 1/15/2037, 144A                     4,671,323
    4,215,000 Southern Natural Gas Co.,
              5.900%, 4/01/2017, 144A                     4,214,971
    2,415,000 Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028                          2,585,658
                                                    ---------------
                                                         27,611,803
                                                    ---------------
              Property & Casualty Insurance -- 1.9%
    3,460,000 Marsh & McLennan Cos., Inc.,
              5.375%, 7/15/2014                           3,386,447
    2,590,000 Marsh & McLennan Cos., Inc.,
              5.750%, 9/15/2015                           2,572,828
    6,740,000 Marsh & McLennan Cos., Inc.,
              5.875%, 8/01/2033(b)                        6,156,309
    2,830,000 Travelers Property Casualty Corp.,
              6.375%, 3/15/2033                           2,949,670
    4,830,000 Willis North America, Inc.,
              6.200%, 3/28/2017                           4,840,607
                                                    ---------------
                                                         19,905,861
                                                    ---------------
              Railroads -- 0.6%
    5,000,000 Canadian Pacific Railway Ltd.,
              4.900%, 6/15/2010, (CAD), 144A              4,392,551
    1,080,000 CSX Corp.,
              6.000%, 10/01/2036                          1,029,884
      195,000 Missouri Pacific Railroad Co.,
              4.750%, 1/01/2020                             177,818

  Principal
 Amount (++)   Description                              Value (+)
------------------------------------------------------------------
               Railroads -- continued
$      243,000 Missouri Pacific Railroad Co.,
               4.750%, 1/01/2030                       $   212,778
       351,000 Missouri Pacific Railroad Co.,
               5.000%, 1/01/2045                           292,563
                                                       -----------
                                                         6,105,594
                                                       -----------
               Real Estate Investment Trusts -- 0.9%
     4,000,000 Colonial Realty LP,
               4.800%, 4/01/2011                         3,903,560
       625,000 Colonial Realty LP,
               5.500%, 10/01/2015                          613,766
     2,105,000 Highwoods Properties, Inc.,
               5.850%, 3/15/2017, 144A                   2,089,652
     2,195,000 Highwoods Properties, Inc.,
               7.500%, 4/15/2018                         2,465,025
       234,000 iStar Financial, Inc., Series REGS,
               5.700%, 3/01/2014                           232,731
                                                       -----------
                                                         9,304,734
                                                       -----------
               Restaurants -- 0.1%
     1,000,000 McDonald's Corp.,
               3.628%, 10/10/2010, (SGD)                   667,936
                                                       -----------
               Retailers - 1.0%
    10,580,000 Federated Retail Holdings, Inc.,
               6.375%, 3/15/2037                        10,283,665
        22,000 J.C. Penney Co., Inc.,
               7.125%, 11/15/2023                           24,114
                                                       -----------
                                                        10,307,779
                                                       -----------
               Sovereigns -- 5.1%
 3,038,000(++) Mexican Fixed Rate Bonds, Series M-20,
               8.000%, 12/07/2023, (MXN)                28,474,757
   770,000(++) Mexican Fixed Rate Bonds, Series MI-10,
               9.000%, 12/20/2012, (MXN)                 7,462,650
       325,000 Republic of Brazil,
               8.875%, 4/15/2024                           422,500
    16,955,000 Republic of Brazil,
               10.250%, 1/10/2028, (BRL)                 8,208,811
       250,000 Republic of Brazil,
               11.000%, 8/17/2040(b)                       337,250
     6,285,000 Republic of Brazil,
               12.500%, 1/05/2022, (BRL)                 3,562,252
       235,000 Republic of Peru,
               6.125%, 3/07/2017(c)                        234,412
       500,000 Republic of South Africa,
               5.250%, 5/16/2013, (EUR)                    685,959
    26,245,000 Republic of South Africa,
               13.000%, 8/31/2010, (ZAR)                 4,123,517
                                                       -----------
                                                        53,512,108
                                                       -----------
               Supermarkets -- 0.3%
     1,000,000 Albertson's, Inc.,
               6.625%, 6/01/2028                           915,561
     1,900,000 Albertson's, Inc.,
               7.450%, 8/01/2029                         1,869,093
                                                       -----------
                                                         2,784,654
                                                       -----------
               Supranational -- 2.9%
    15,500,000 European Investment Bank,
               4.600%, 1/30/2037, (CAD), 144A           13,408,541

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

  Principal
 Amount (++)  Description                                      Value (+)
------------------------------------------------------------------------------
              Supranational -- continued
$  22,000,000 Inter-American Development Bank, Series EMTN,
              Zero Coupon, 5/11/2009, (BRL)                 $     8,136,679
   13,265,000 Inter-American Development Bank, Series EMTN,
              6.000%, 12/15/2017, (NZD)                           8,803,086
                                                            ---------------
                                                                 30,348,306
                                                            ---------------
              Technology -- 3.5%
    2,500,000 Arrow Electronics, Inc.,
              6.875%, 7/01/2013                                   2,628,710
    2,000,000 Arrow Electronics, Inc.,
              6.875%, 6/01/2018                                   2,090,946
    9,000,000 Avnet, Inc.,
              5.875%, 3/15/2014                                   8,937,396
    6,230,000 Avnet, Inc.,
              6.000%, 9/01/2015                                   6,176,983
    1,540,000 Avnet, Inc.,
              6.625%, 9/15/2016                                   1,589,529
      260,000 Corning, Inc.,
              6.850%, 3/01/2029                                     271,465
    6,650,000 Corning, Inc.,
              7.250%, 8/15/2036                                   7,009,964
    2,965,000 Intuit, Inc.,
              5.750%, 3/15/2017                                   2,925,171
    1,625,000 Motorola, Inc.,
              8.000%, 11/01/2011                                  1,792,148
    3,115,000 Samsung Electronics Co. Ltd.,
              7.700%, 10/01/2027, 144A                            3,307,862
                                                            ---------------
                                                                 36,730,174
                                                            ---------------
              Textile -- 0.0%
       25,000 Kellwood Co.,
              7.625%, 10/15/2017                                     23,137
                                                            ---------------
              Tobacco -- 0.2%
    2,000,000 Altria Group, Inc.,
              7.000%, 11/04/2013                                  2,171,962
                                                            ---------------
              Transportation Services -- 0.1%
    1,000,000 ERAC USA Finance Co.,
              6.800%, 2/15/2008, 144A                             1,007,530
                                                            ---------------
              Treasuries -- 27.1%
    4,250,000 Canadian Government,
              4.000%, 6/01/2016, (CAD)                            3,647,380
   31,545,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)                           27,394,558
    5,600,000 Canadian Government,
              4.250%, 12/01/2008, (CAD)                           4,866,931
   38,265,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)                           33,166,094
    9,600,000 Canadian Government,
              5.500%, 6/01/2010, (CAD)                            8,678,666
    3,430,000 Canadian Government,
              5.750%, 6/01/2033, (CAD)                            3,696,497
    5,000,000 Canadian Government, Series WH31,
              6.000%, 6/01/2008, (CAD)                            4,422,997
   21,000,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(b)                               19,799,052
  136,940,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(b)                              145,990,912

  Principal
 Amount (++)  Description                                                   Value (+)
-------------------------------------------------------------------------------------------
              Treasuries -- continued
$  34,000,000 U.S. Treasury Note,
              4.875%, 1/31/2009(b)                                       $    34,134,130
                                                                         ---------------
                                                                             285,797,217
                                                                         ---------------
              Wireless -- 2.9%
    1,000,000 America Movil SA de CV,
              4.125%, 3/01/2009                                                  980,527
    1,750,000 Motorola, Inc.,
              5.220%, 10/01/2097                                               1,354,096
       35,000 Nextel Communications, Inc., Series E,
              6.875%, 10/31/2013                                                  35,856
   13,965,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                               13,738,892
    1,400,000 Philippine Long Distance Telephone Co., Series EMTN,
              8.350%, 3/06/2017                                                1,582,000
       52,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                                  51,786
       93,000 Sprint Nextel Corp.,
              6.000%, 12/01/2016                                                  91,522
   12,805,000 Vodafone Group Plc,
              6.150%, 2/27/2037                                               12,361,704
                                                                         ---------------
                                                                              30,196,383
                                                                         ---------------
              Wirelines -- 5.5%
    6,625,000 AT&T Corp.,
              6.500%, 3/15/2029                                                6,517,542
    1,205,000 AT&T, Inc.,
              6.150%, 9/15/2034                                                1,185,966
    8,125,000 BellSouth Corp.,
              6.000%, 11/15/2034(b)                                            7,826,731
      350,000 GTE Corp.,
              6.940%, 4/15/2028                                                  369,124
    1,625,000 Koninklijke (Royal) KPN NV,
              8.375%, 10/01/2030                                               1,839,632
      620,000 New England Telephone & Telegraph,
              7.875%, 11/15/2029                                                 697,036
      530,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                                 498,863
    2,785,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028                                                2,631,825
    1,440,000 Qwest Capital Funding, Inc.,
              7.625%, 8/03/2021                                                1,447,200
    1,110,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                                1,101,675
       90,000 Qwest Corp.,
              6.875%, 9/15/2033(b)                                                86,850
   10,520,000 Telefonica Emisiones SAU,
              7.045%, 6/20/2036                                               11,234,182
    1,000,000 Telekom Malaysia Berhad,
              7.875%, 8/01/2025, 144A                                          1,197,703
   13,835,000 Telus Corp.,
              4.950%, 3/15/2017, (CAD)                                        11,778,624
    7,175,000 Verizon Communications,
              5.850%, 9/15/2035                                                6,785,232
    2,484,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                2,072,665
    1,330,000 Verizon New York, Inc., Series B,
              7.375%, 4/01/2032                                                1,406,218
                                                                         ---------------
                                                                              58,677,068
                                                                         ---------------
              Total Non-Convertible Bonds (Identified Cost $934,718,741)     962,255,934
                                                                         ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2007 (Unaudited)

 Principal
Amount (++)  Description                                                            Value (+)
---------------------------------------------------------------------------------------------------
Convertible Bonds -- 2.1%
             Banking -- 0.7%
$  7,185,000 Wells Fargo & Co.,
             5.110%, 5/01/2033(c)                                                $    7,167,325
                                                                                  --------------
             Independent Energy -- 0.3%
     500,000 Devon Energy Corp.,
             4.900%, 8/15/2008                                                          696,875
   1,750,000 Devon Energy Corp.,
             4.950%, 8/15/2008                                                        2,439,062
                                                                                  --------------
                                                                                      3,135,937
                                                                                  --------------
             Media Non-Cable -- 0.1%
     544,300 Liberty Media LLC,
             3.500%, 1/15/2031                                                          532,733
                                                                                  --------------
             Pharmaceuticals -- 0.6%
   5,920,000 Bristol-Myers Squibb Co.,
             4.855%, 9/15/2023(c)                                                     5,964,400
     360,000 Watson Pharmaceuticals, Inc.,
             1.750%, 3/15/2023                                                          335,700
                                                                                  --------------
                                                                                      6,300,100
                                                                                  --------------
             Technology -- 0.1%
     710,000 Avnet, Inc.,
             2.000%, 3/15/2034                                                          847,563
                                                                                  --------------
             Wirelines -- 0.3%
     205,000 Level 3 Communications, Inc.,
             6.000%, 9/15/2009                                                          198,081
   3,740,000 Level 3 Communications, Inc.,
             6.000%, 3/15/2010                                                        3,590,400
                                                                                  --------------
                                                                                      3,788,481
                                                                                  --------------
             Total Convertible Bonds (Identified Cost $20,541,664)                   21,772,139
                                                                                  --------------
             Total Bonds and Notes (Identified Cost $955,260,405)                   984,028,073
                                                                                  --------------
  Shares/
 Principal
  Amount
---------------------------------------------------------------------------------------------------
Short-Term Investments -- 26.9%
 229,655,894 State Street Securities Lending Quality Trust(d)                       229,655,894
$ 54,776,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
             Corporation,, dated 3/30/07 at 4.250% to be repurchased at
             $54,795,400 on 4/02/07 collateralized by $56,365,000 U.S.
             Treasury Bill, 4.890% due 5/31/07 with a value of $55,871,806,
             including accrued interest (Note 2g)                                    54,776,000
                                                                                  --------------
             Total Short-Term Investments (Identified Cost $284,431,894)            284,431,894
                                                                                  --------------
             Total Investments -- 120.1%
             (Identified Cost $1,239,692,299)(a)                                  1,268,459,967
             Other assets less liabilities -- (20.1)%                              (212,700,856)
                                                                                  --------------
             Net Assets -- 100.0%                                                $1,055,759,111
                                                                                  ==============
        (++) Principal amount stated in U.S. dollars unless otherwise noted.
         (+) See Note 2a of Notes to Financial Statements.
        (++) Amount shown represents units. One unit represents a principal amount of 100.
         (a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the
             Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.
             Amortization of premium on debt securities is excluded for tax purposes.):
             At March 31, 2007, the net unrealized appreciation on investments based on cost of
             $1,242,333,209 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an
     excess of value over tax cost                                                      $34,121,293
     Aggregate gross unrealized depreciation for all investments in which there is an
     excess of tax cost over value                                                       (7,994,535)
                                                                                         -----------
     Net unrealized appreciation                                                        $26,126,758
                                                                                         ===========
 (b) All or a portion of this security was on loan at March 31, 2007.
 (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
 (d) Represents investment of security lending collateral.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the total value of these securities amounted to
     $124,491,059 or 11.79% of total net assets.
 AUD Australian Dollar
 BRL Brazilian Real
 CAD Canadian Dollar
 EUR Euro
 GBP British Pound
 IDR Indonesian Rupiah
 ISK Iceland Krona
 KRW South Korean Won
 MXN Mexican Peso
 MYR Malaysian Ringgit
 NZD New Zealand Dollar
 SGD Singapore Dollar
 THB Thailand Baht
 ZAR South African Rand

Holdings at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                        Treasuries                27.1%
                        Wirelines                  5.8
                        Banking                    5.8
                        Sovereigns                 5.1
                        Foreign Local Governments  4.4
                        Technology                 3.6
                        Supranational              2.9
                        Wireless                   2.9
                        Home Construction          2.6
                        Pipelines                  2.6
                        Independent Energy         2.2
                        Media Cable                2.2
                        Electric                   2.1
                        Other, less than 2% each  23.9

Currency Exposure at March 31, 2007 as a Percentage of Net Assets (Unaudited)

                         United States Dollar     62.7%
                         Canadian Dollar          15.4
                         Brazilian Real            3.5
                         Mexican Peso              3.4
                         Singapore Dollar          2.3
                         New Zealand Dollar        2.1
                         Other, less than 2% each  3.8

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007 (Unaudited)

    ASSETS
     Investments at cost                                     $1,239,692,299
     Net unrealized appreciation                                 28,767,668
                                                             --------------
       Investments at value (a)                               1,268,459,967
     Cash                                                           294,133
     Foreign currency at value (identified cost $211,516)           212,662
     Receivable for Fund shares sold                             18,290,372
     Receivable for securities sold                                  10,195
     Interest receivable                                         11,137,917
     Securities lending income receivable                             7,541
                                                             --------------
       TOTAL ASSETS                                           1,298,412,787
                                                             --------------
    LIABILITIES
     Collateral on securities loaned, at value (Note 2)         229,655,894
     Payable for securities purchased                            11,132,665
     Payable for Fund shares redeemed                             1,264,077
     Management fees payable (Note 4)                               345,058
     Administrative fees payable (Note 4)                            47,989
     Deferred Trustees' fees (Note 4)                                66,123
     Service and distribution fees payable (Note 4)                  28,534
     Other accounts payable and accrued expenses                    113,336
                                                             --------------
       TOTAL LIABILITIES                                        242,653,676
                                                             --------------
    NET ASSETS                                               $1,055,759,111
                                                             ==============
    NET ASSETS CONSIST OF:
     Paid-in capital                                         $1,025,966,653
     Undistributed net investment income                          3,258,270
     Accumulated net realized loss on investments and
       foreign currency transactions                             (2,279,341)
     Net unrealized appreciation on investments and
       foreign currency translations                             28,813,529
                                                             --------------
    NET ASSETS                                               $1,055,759,111
                                                             ==============
    COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
     Class A shares:
       Net assets                                            $  387,606,604
                                                             ==============
       Shares of beneficial interest                             33,927,791
                                                             ==============
       Net asset value and redemption price per share        $        11.42
                                                             ==============
       Offering price per share (100/95.50 of $11.42)
        (Note 1)                                             $        11.96
                                                             ==============
     Class B shares: (redemption price per share is equal
       to net asset value less any applicable contingent
       deferred sales charge) (Note 1)
       Net assets                                            $   10,955,896
                                                             ==============
       Shares of beneficial interest                                962,838
                                                             ==============
       Net asset value and offering price per share          $        11.38
                                                             ==============
     Class C shares: (redemption price per share is equal
       to net asset value less any applicable contingent
       deferred sales charge) (Note 1)
       Net assets                                            $  274,894,076
                                                             ==============
       Shares of beneficial interest                             24,189,637
                                                             ==============
       Net asset value and offering price per share (Note
        1)                                                   $        11.36
                                                             ==============
     Class Y shares:
       Net assets                                            $  193,492,482
                                                             ==============
       Shares of beneficial interest                             16,933,257
                                                             ==============
       Net asset value, offering and redemption price per
        share                                                $        11.43
                                                             ==============
     Class J shares:
       Net assets                                            $  188,810,053
                                                             ==============
       Shares of beneficial interest                             16,549,810
                                                             ==============
       Net asset value and redemption price per share        $        11.41
                                                             ==============
       Offering price per share (100/96.50 of $11.41)
        (Note 1)                                             $        11.82
                                                             ==============
    (a) Including securities on loan with market values of:  $  224,600,721
                                                             ==============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2007 (Unaudited)


INVESTMENT INCOME
  Interest                                                                           $21,362,953
  Securities lending income (Note 2)                                                      40,868
  Less net foreign taxes withheld                                                         (4,375)
                                                                                     -----------
                                                                                      21,399,446
                                                                                     -----------
  Expenses
   Management fees (Note 4)                                                            1,473,849
   Service fees - Class A (Note 4)                                                       315,725
   Service and distribution fees - Class B (Note 4)                                       39,439
   Service and distribution fees - Class C (Note 4)                                      765,634
   Service and distribution fees - Class J (Note 4)                                      749,754
   Trustees' fees and expenses (Note 4)                                                   17,188
   Administrative fees (Note 4)                                                          209,333
   Custodian fees and expenses                                                            34,507
   Transfer agent fees and expenses - Class A                                             64,099
   Transfer agent fees and expenses - Class B                                              1,900
   Transfer agent fees and expenses - Class C                                             34,638
   Transfer agent fees and expenses - Class Y                                             12,101
   Transfer agent fees and expenses - Class J                                              4,887
   Audit fees                                                                             22,806
   Legal fees - Class A                                                                    1,596
   Legal fees - Class B                                                                       75
   Legal fees - Class C                                                                      919
   Legal fees - Class Y                                                                      981
   Legal fees - Class J                                                                   12,961
   Shareholder reporting expenses - Class A                                               10,241
   Shareholder reporting expenses - Class B                                                1,099
   Shareholder reporting expenses - Class C                                                5,707
   Shareholder reporting expenses - Class Y                                                4,658
   Shareholder reporting expenses - Class J                                               44,191
   Registration fees - Class A                                                            20,930
   Registration fees - Class B                                                             5,537
   Registration fees - Class C                                                            11,724
   Registration fees - Class Y                                                            14,432
   Registration fees - Class J                                                             1,576
   Expense recapture - Class B (Note 4)                                                       38
   Expense recapture - Class Y (Note 4)                                                   10,289
   Miscellaneous expenses                                                                 13,267
                                                                                     -----------
  Total expenses                                                                       3,906,081
                                                                                     -----------
  Net investment income                                                               17,493,365
                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net                                                                   2,838,059
   Foreign currency transactions - net                                                   (18,835)
  Change in unrealized appreciation (depreciation) on:
   Investments - net                                                                   3,546,919
   Foreign currency translations - net                                                    32,554
                                                                                     -----------
  Net realized and unrealized gain on investments and foreign currency transactions    6,398,697
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $23,892,062
                                                                                     ===========

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             Six Months Ended
                                                                                              March 31, 2007
                                                                                               (Unaudited)
                                                                                          ---------------------
                                                                                          ---------------------
FROM OPERATIONS:
  Net investment income                                                                   $          17,493,365
  Net realized gain on investments and foreign currency transactions                                  2,819,224
  Net change in unrealized appreciation on investments and foreign currency translations              3,579,473
                                                                                          ---------------------
  Net increase in net assets resulting from operations                                               23,892,062
                                                                                          ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                           (7,340,419)
   Class B                                                                                             (200,867)
   Class C                                                                                           (3,869,149)
   Class Y                                                                                           (3,705,199)
   Class J                                                                                           (5,704,488)
  Capital gains:
   Class A                                                                                                   --
   Class B                                                                                                   --
   Class C                                                                                                   --
   Class Y                                                                                                   --
   Class J                                                                                                   --
                                                                                          ---------------------
  Total distributions                                                                               (20,820,122)
                                                                                          ---------------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                     520,802,175
                                                                                          ---------------------
  Net increase in net assets                                                                        523,874,115
                                                                                          ---------------------
NET ASSETS
  Beginning of period                                                                               531,884,996
                                                                                          ---------------------
  End of period                                                                           $       1,055,759,111
                                                                                          =====================
UNDISTRIBUTED NET INVESTMENT INCOME                                                       $           3,258,270
                                                                                          =====================

                                                                                                Year Ended
                                                                                            September 30, 2006
                                                                                          ---------------------
                                                                                          ---------------------
FROM OPERATIONS:
  Net investment income                                                                   $          18,123,742
  Net realized gain on investments and foreign currency transactions                                  4,085,391
  Net change in unrealized appreciation on investments and foreign currency translations              1,788,111
                                                                                          ---------------------
  Net increase in net assets resulting from operations                                               23,997,244
                                                                                          ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                           (4,862,695)
   Class B                                                                                             (236,234)
   Class C                                                                                           (2,545,779)
   Class Y                                                                                           (2,385,934)
   Class J                                                                                          (16,362,403)
  Capital gains:
   Class A                                                                                           (1,094,552)
   Class B                                                                                              (72,697)
   Class C                                                                                             (662,167)
   Class Y                                                                                             (499,013)
   Class J                                                                                           (5,341,430)
                                                                                          ---------------------
  Total distributions                                                                               (34,062,904)
                                                                                          ---------------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                     130,917,651
                                                                                          ---------------------
  Net increase in net assets                                                                        120,851,991
                                                                                          ---------------------
NET ASSETS
  Beginning of period                                                                               411,033,005
                                                                                          ---------------------
  End of period                                                                           $         531,884,996
                                                                                          =====================
UNDISTRIBUTED NET INVESTMENT INCOME                                                       $           6,585,027
                                                                                          =====================

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                 Income (loss) from investment operations:              Less distributions:
                                 -----------------------------------------   -----------------------------------------

                   Net asset
                     value,                                                    Dividends    Distributions
                   beginning        Net        Net realized    Total from         from        from net
                       of        investment   and unrealized   investment    net investment   realized        Total
                   the period    income (d)    gain (loss)     operations        income     capital gains distributions
                   ----------    ----------   --------------   ----------    -------------- ------------- -------------
   Class A
  3/31/2007(k)     $    11.35    $     0.28     $     0.14     $     0.42      $    (0.35)   $       --    $    (0.35)
  9/30/2006             11.71          0.51           0.10           0.61           (0.75)        (0.22)        (0.97)
  9/30/2005             11.84          0.49           0.29           0.78           (0.74)        (0.17)        (0.91)
  9/30/2004             11.54          0.52           0.45           0.97           (0.60)        (0.07)        (0.67)
  9/30/2003             10.23          0.58           1.46           2.04           (0.59)        (0.14)        (0.73)
  9/30/2002(f)(h)       10.18          0.39           0.04           0.43           (0.38)           --         (0.38)
   Class B
  3/31/2007(k)          11.31          0.23           0.14           0.37           (0.30)           --         (0.30)
  9/30/2006             11.67          0.42           0.10           0.52           (0.66)        (0.22)        (0.88)
  9/30/2005             11.82          0.41           0.27           0.68           (0.66)        (0.17)        (0.83)
  9/30/2004             11.53          0.43           0.45           0.88           (0.52)        (0.07)        (0.59)
  9/30/2003(g)          11.21          0.02           0.30           0.32              --            --            --
   Class C
  3/31/2007(k)          11.30          0.24           0.13           0.37           (0.31)           --         (0.31)
  9/30/2006             11.66          0.42           0.11           0.53           (0.67)        (0.22)        (0.89)
  9/30/2005             11.81          0.40           0.28           0.68           (0.66)        (0.17)        (0.83)
  9/30/2004             11.53          0.43           0.45           0.88           (0.53)        (0.07)        (0.60)
  9/30/2003(g)          11.21          0.02           0.30           0.32              --            --            --
   Class Y
  3/31/2007(k)          11.36          0.30           0.13           0.43           (0.36)           --         (0.36)
  9/30/2006             11.71          0.55           0.11           0.66           (0.79)        (0.22)        (1.01)
  9/30/2005             11.85          0.54           0.28           0.82           (0.79)        (0.17)        (0.96)
  9/30/2004             11.54          0.57           0.45           1.02           (0.64)        (0.07)        (0.71)
  9/30/2003             10.23          0.61           1.46           2.07           (0.62)        (0.14)        (0.76)
  9/30/2002(f)          10.09          0.62           0.09           0.71           (0.55)        (0.02)        (0.57)
   Class J
  3/31/2007(k)          11.34          0.26           0.13           0.39           (0.32)           --         (0.32)
  9/30/2006             11.69          0.46           0.11           0.57           (0.70)        (0.22)        (0.92)
  9/30/2005             11.83          0.46           0.27           0.73           (0.70)        (0.17)        (0.87)
  9/30/2004             11.53          0.48           0.44           0.92           (0.55)        (0.07)        (0.62)
  9/30/2003             10.22          0.52           1.47           1.99           (0.54)        (0.14)        (0.68)
  9/30/2002(f)          10.09          0.54           0.09           0.63           (0.48)        (0.02)        (0.50)


(a)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(b)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher. See
   Note 4.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, Class C (prior to February 1, 2004) and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.


                     See accompanying notes to financials.

                                            Ratios to average net assets:
                                       ----------------------------------------

Net asset                Net assets,
  value,        Total      end of          Net         Gross     Net investment Portfolio
  end of        return   the period      Expenses     Expenses       income     turnover
the period    (%) (a)(e)   (000's)      (%) (b)(c)    (%) (c)       (%) (c)     rate (%)
----------    ---------- -----------   ----------   ---------    -------------- ---------
$    11.42          3.8  $  387,607         0.81         0.81           5.00           21
     11.35          5.6     152,054         0.92(i)      0.92(i)        4.59           35
     11.71          6.8      39,168         0.95         1.14           4.21           28
     11.84          8.8       9,506         0.93         1.67           4.52           29
     11.54         20.6       1,128         0.80         4.67           5.21           34
     10.23          4.3          11         0.80       191.59           5.85           39
     11.38          3.3      10,956         1.70(j)      1.70(j)        4.11           21
     11.31          4.8       5,525         1.70         1.89           3.75           35
     11.67          5.9       3,443         1.70         2.18           3.47           28
     11.82          7.9       1,797         1.70         2.42           3.77           29
     11.53          2.9         160         1.70         7.81           5.83           34
     11.36          3.3     274,894         1.55         1.55           4.27           21
     11.30          4.9      82,863         1.70(i)      1.70(i)        3.79           35
     11.66          5.9      27,992         1.70         1.97           3.45           28
     11.81          7.9       9,191         1.70         2.42           3.74           29
     11.53          2.9           3         1.70         7.81           4.35           34
     11.43          3.9     193,492         0.55(j)      0.55(j)        5.27           21
     11.36          6.1      76,548         0.55         0.63           4.94           35
     11.71          7.1      26,012         0.55         0.82           4.61           28
     11.85          9.2      12,543         0.55         1.08           4.92           29
     11.54         20.9      10,230         0.55         1.34           5.58           34
     10.23          7.2       7,874         0.55         1.13           6.08           39
     11.41          3.5     188,810         1.29         1.29           4.49           21
     11.34          5.3     214,894         1.30(i)      1.30(i)        4.09           35
     11.69          6.4     314,418         1.30         1.35           3.89           28
     11.83          8.3     342,871         1.30         1.33           4.15           29
     11.53         20.0     335,666         1.30         1.36           4.79           34
     10.22          6.4     211,105         1.30         1.55           5.33           39


(f)As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y, and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis.
(g)From commencement of Class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of Class operations on January 31, 2002 through September 30, 2002.
(i)Includes expense recapture of 0.06%, 0.09%, and 0.03% for Class A, Class C, and Class J, respectively. See Note 4
(j)Includes expense recapture of less than 0.01% and 0.02% for Class B and Class Y, respectively. See Note 4
(k)For the six months ended March 31, 2007 (Unaudited).

                         NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"); the financial statements for the remaining fixed income funds and equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. The minimum initial investment for Class Y shares is $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund's prospectus. Prior to March 16, 2007 the minimum initial investment for Class Y shares was $1,000,000. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

March 31, 2007 (Unaudited)


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts. Contracts to buy are generally used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2007, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees' fees and corporate action adjustments. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2006 was as follows:

                         2006 Distributions Paid From:
                     -------------------------------------
                      Ordinary     Long-Term
                       Income    Capital Gains    Total
                       ------    -------------    -----
                     $26,394,301  $7,668,603   $34,062,904

As of September 30, 2006, capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:

Expires September 30, 2014                      $  215,200
Deferred net capital losses (post-October 2005) $1,723,678

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

March 31, 2007 (Unaudited)


h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at March 31, 2007 were $224,600,721 and $229,655,894, respectively.

i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j. New Accounting Pronouncements. Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Accordingly, Management is continuing to evaluate the impact the adoption of FIN 48 may have on the Fund's net assets and results of operations. In compliance with the recently issued SEC guidance the impacts, if any, will be reflected in the Fund's semiannual financial statements as of March 31, 2008.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund's financial statements.

3. Purchases and Sales of Securities. For the six months ended March 31, 2007, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were $349,839,304 and $36,718,274, respectively. Purchases and sales of U.S. Government/Agency Securities (excluding short-term investments and including paydowns) were $262,752,036 and $112,632,203, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2008 and will be reevaluated on an annual basis. For the six months ended March 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:


   Expense Limit as a Percentage of
       Average Daily Net Assets
---------------------------------------
Class A Class B Class C Class Y Class J
------- ------- ------- ------- -------
 0.95%   1.70%   1.70%   0.55%   1.30%

For the six months ended March 31, 2007, the management fees for the Fund were $1,473,849 (0.40% of average daily net assets).

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of the management fees or otherwise) on a Class by Class basis in later periods to the extent the expenses of a Class fall below a class expense limits, provided, however, that the Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. At March 31, 2007, the expenses subject to possible reimbursement under the expense limitation agreement were as follows:

           Expense Subject
      to Possible Reimbursement
Class until September 30, 2007
----- -------------------------
A              $    --
B                8,037
C                   --
Y               30,868
J                   --
               -------
Total          $38,905
               -------

March 31, 2007 (Unaudited)


Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly, IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Fund and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I and the Trust ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2007, amounts paid to IXIS Advisors for administrative fees were $209,333.

c. Service and Distribution Fees. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Fund, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of IXIS US Group.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund's Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the six months ended March 31, 2007 the Fund paid the following service and distribution fees:

                     Service Fees                Distribution Fees
          ---------------------------------- -------------------------
          Class A  Class B Class C  Class J  Class B Class C  Class J
          -------  ------- -------  -------  ------- -------  -------
          $315,725 $9,860  $191,409 $249,917 $29,579 $574,225 $499,837

d. Commissions. The Fund has been informed that commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in Class A, Class B and Class C shares of the Fund were $1,176,184 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $24,602 for the six months ended March 31, 2007.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

March 31, 2007 (Unaudited)


A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

5. Line of Credit. The Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2007, the Fund had no borrowings under this agreement.

6. Shareholders. At March 31, 2007, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 163,109 shares of beneficial interest of Class Y shares.

7. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                           Six Months Ended
                                                                            March 31, 2007
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                      21,761,012  $     248,736,712
   Issued in connection with the reinvestment of distributions            439,848          5,004,962
   Redeemed                                                            (1,666,570)       (18,994,363)
                                                                 ----------------  -----------------
   Net Change                                                          20,534,290  $     234,747,311
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         509,533  $       5,791,884
   Issued in connection with the reinvestment of distributions              9,733            110,442
   Redeemed                                                               (44,826)          (509,610)
                                                                 ----------------  -----------------
   Net Change                                                             474,440  $       5,392,716
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                      17,330,329  $     197,018,294
   Issued in connection with the reinvestment of distributions            117,217          1,327,911
   Redeemed                                                              (591,151)        (6,704,224)
                                                                 ----------------  -----------------
   Net Change                                                          16,856,395  $     191,641,981
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                      10,822,396  $     123,521,237
   Issued in connection with the reinvestment of distributions            184,591          2,101,034
   Redeemed                                                              (814,456)        (9,308,166)
                                                                 ----------------  -----------------
   Net Change                                                          10,192,531  $     116,314,105
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                         430,200  $       4,914,963
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (2,834,420)       (32,208,901)
                                                                 ----------------  -----------------
   Net Change                                                          (2,404,220) $     (27,293,938)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 45,653,436  $     520,802,175
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                      11,230,945  $     126,226,876
   Issued in connection with the reinvestment of distributions            352,275          3,935,430
   Redeemed                                                            (1,535,143)       (17,175,742)
                                                                 ----------------  -----------------
   Net Change                                                          10,048,077  $     112,986,564
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         240,949  $       2,698,624
   Issued in connection with the reinvestment of distributions             16,025            178,511
   Redeemed                                                               (63,654)          (714,457)
                                                                 ----------------  -----------------
   Net Change                                                             193,320  $       2,162,678
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       5,470,170  $      61,111,182
   Issued in connection with the reinvestment of distributions             70,352            782,300
   Redeemed                                                              (607,944)        (6,782,002)
                                                                 ----------------  -----------------
   Net Change                                                           4,932,578  $      55,111,480
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       5,065,197  $      56,470,540
   Issued in connection with the reinvestment of distributions            181,821          2,031,990
   Redeemed                                                              (727,813)        (8,198,573)
                                                                 ----------------  -----------------
   Net Change                                                           4,519,205  $      50,303,957
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                       1,154,600  $      12,921,601
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (9,098,390)      (102,568,629)
                                                                 ----------------  -----------------
   Net Change                                                          (7,943,790) $     (89,647,028)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 11,749,390  $     130,917,651
                                                                 ================  =================

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

   (a) (1) Not applicable.

   (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and a(2)(2), respectively.

   (a) (3) Not applicable.

   (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds II

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  May 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  May 22, 2007

                                           By:    /s/ Michael C. Kardok
                                                  -----------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  May 22, 2007